                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. 1)

    Filed by the Registrant /x/

    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                 AEP INDUSTRIES INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                         N/A
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/x/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

     3) Filing Party:
        ------------------------------------------------------------------------

     4) Date Filed:
        ------------------------------------------------------------------------

         [LOGO]

                                                              September 11, 1996

Dear Shareholder:

    You are cordially invited to attend a Special Meeting of Shareholders of AEP Industries Inc. ("AEP"), which will be held at the Crowne Plaza Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, on October 9, 1996, at 10:00 a.m. local time.

    AEP has entered into a Purchase Agreement with Borden Inc. ("Borden") pursuant to which AEP has agreed to acquire the Global Packaging Business of Borden ("Borden Packaging") for a combination of cash and AEP Common Stock. The cash portion of the purchase price is $280,000,000, subject to adjustment under certain circumstances, and the stock portion of the purchase price is 2,412,818 shares, subject to increase up to a maximum of 4,000,000 shares of AEP Common Stock if the average stock price in the 50 trading day period before the Special Meeting falls below $33.15625, as described in the accompanying Proxy Statement. At the Special Meeting, you will be asked to approve the issuance of the shares of Common Stock in connection with the purchase (the "Stock Issuance").

    The effect of your approval of the Stock Issuance will be to enable AEP to complete the acquisition of Borden Packaging. The acquisition is described in the accompanying Proxy Statement, which includes a summary of the terms of the Purchase Agreement. The Proxy Statement also describes a Governance Agreement with respect to various rights of Borden with respect to the governance of AEP following the completion of the purchase.

    The Board of Directors of AEP believes that the purchase is in the best interest of AEP and its stockholders and has received a fairness opinion from an independent investment banker to the effect that the consideration proposed to be paid by the Company in connection with the acquisition is fair to the Company from a financial point of view. Accordingly, the Board has unanimously approved the Purchase Agreement and the transactions contemplated thereby, including the Stock Issuance, and recommends that you vote for the Stock Issuance. A Notice of Special Meeting of Stockholders and a Proxy Statement containing detailed information concerning the acquisition and related matters accompany this letter. I urge you to read this material carefully.

    Your vote is very important. Please sign, date and mail the enclosed Proxy promptly.

    I look forward to seeing you at the meeting.

                                          Sincerely yours,

                                          J. Brendan Barba,

                                          CHAIRMAN, PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

                             Corporate Headquarters
                              125 Phillips Avenue
                       South Hackensack, New Jersey 07606
          (201) 641-6600 - (800) 999-AEPI (2374) - FAX (201) 807-2489

                              AEP INDUSTRIES INC.

                              125 Phillips Avenue

                           South Hackensack, NJ 07606

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 9, 1996

To the Stockholders of
AEP Industries Inc.

    Notice is hereby given that a Special Meeting of the Stockholders (the "Meeting") of AEP Industries Inc. (the "Company") will be held on Wednesday, October 9, 1996, at 10:00 a.m. local time, at the Crowne Plaza Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, for the following purposes:

    (1) to consider and vote upon a proposal (the "Acquisition Proposal") to approve the issuance of that number of shares of common stock, par value $.01 ("Common Stock"), of the Company as may be issuable pursuant to the purchase agreement (the "Purchase Agreement"), dated as of June 20, 1996, between the Company and Borden, Inc., a New Jersey corporation ("Borden"), providing for the acquisition by the Company of certain assets, including the capital stock of certain subsidiaries, of Borden, which together comprise the packaging division of Borden ("Borden Packaging"), for $280,000,000 in cash and the issuance of a minimum of 2,412,818 shares of Common Stock subject to increase to a maximum of 4,000,000 shares; and

    (2) to consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

    The accompanying Proxy Statement provides a description of the Acquisition Proposal and extensive information concerning the Company and the Borden Packaging business. Please give this information your careful attention.

    THE REASONS FOR THE BOARD'S RECOMMENDATION AND A DESCRIPTION OF CERTAIN FACTORS THAT STOCKHOLDERS SHOULD CONSIDER IN DECIDING HOW TO VOTE AT THE MEETING ARE SET FORTH IN THE ACCOMPANYING PROXY STATEMENT UNDER THE CAPTIONS "SUMMARY--CERTAIN EFFECTS OF THE ACQUISITION ON STOCKHOLDERS" AND "THE ACQUISITION AND RELATED MATTERS."

    Only holders of shares of Common Stock (the "Shares"), of record as at the close of business on August 30, 1996, (the "Record Date") are entitled to vote at the meeting. On the Record Date there were 4,689,709 Shares issued and outstanding.

    You are requested to complete and sign the accompanying Proxy Card, which is solicited by the Company's Board of Directors, and mail it promptly in the enclosed envelope. No proxy will be used if you attend and vote at the Special Meeting (or any adjournment thereof) in person. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR APPROVAL OF THE ISSUANCE OF COMMON STOCK OF THE COMPANY PURSUANT TO THE PURCHASE AGREEMENT. The presence of a stockholder at the Special Meeting will not automatically revoke such stockholder's proxy. A stockholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to, Mr. Lawrence R. Noll, Secretary, AEP Industries Inc., 125 Phillips Avenue, South Hackensack, NJ 07606, or by attending the Special Meeting and voting in person. A return envelope which requires no postage if mailed in the United States is enclosed for your convenience.

                                          By Order of the Board of Directors

                                          Lawrence R. Noll

                                          VICE-PRESIDENT-FINANCE AND SECRETARY

Dated: September 11, 1996

                              AEP INDUSTRIES INC.
                              125 PHILLIPS AVENUE
                           SOUTH HACKENSACK, NJ 07606

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS
                            ------------------------

    AEP Industries Inc. (the "Company") has entered into a Purchase Agreement with Borden, Inc. ("Borden") pursuant to which the Company has agreed to acquire the Global Packaging Business of Borden ("Borden Packaging") for a combination of cash and shares of Company Common Stock, $.01 par value ("Shares"). The cash portion of the purchase price is $280,000,000, subject to adjustment under certain circumstances, and the stock portion of the purchase price consists of 2,412,818 Shares, subject to increase, as described herein, to a maximum of 4,000,000 Shares. The issuance of these Shares is referred to as the "Acquisition Proposal."

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Management of the Company for a Special Meeting of Stockholders to be held on October 9, 1996, at 10:00 a.m. local time, at the Crowne Plaza Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, and for any adjournment or adjournments thereof, for the following purposes:

    (1) to consider and vote upon the Acquisition Proposal to approve the issuance of that number of Shares of Common Stock of the Company, as may be issuable pursuant to the Purchase Agreement, dated as of June 20, 1996, between the Company and Borden providing for the acquisition by the Company of certain assets, including the capital stock of certain subsidiaries, of Borden, which together comprise Borden Packaging (the "Acquisition"), the number of shares of Common Stock to be issued to be a minimum of 2,412,818 shares, subject to increase to a maximum of 4,000,000 shares; and

    (2) to consider and act upon any other matters which may properly come before the Meeting or any adjournment thereof.

    The Board of Directors of the Company has unanimously approved the Acquisition Proposal and believes that it is fair to and in the best interests of the Company and its stockholders. The Board recommends a vote FOR the Acquisition Proposal. J.P. Morgan Securities Inc. ("JPM"), financial advisor to the Board of Directors of the Company in connection with the Acquisition, has delivered its opinion to the Board of Directors of the Company that, based on the various considerations set forth in its opinion, the consideration to be paid by the Company in the Acquisition is fair to the Company from a financial point of view.

    Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Written notice of such revocation should be forwarded directly to the Secretary of the Company at the above stated address. Attendance at the Meeting will not have the effect of revoking the proxy unless such written notice is given.

    If the enclosed proxy is properly executed and returned, the Shares represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in favor of the actions described in this Proxy Statement.

    The approximate date on which this Proxy Statement and the accompanying form of proxy will first be mailed or given to the Company's stockholders is September 11, 1996.

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
SUMMARY....................................................................................................           1
VOTING AND PROXIES.........................................................................................           5
THE ACQUISITION AND RELATED MATTERS........................................................................           6
FINANCIAL STATEMENTS OF BORDEN PACKAGING AND THE COMPANY...................................................          15
SELECTED FINANCIAL DATA....................................................................................          16
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF BORDEN
  PACKAGING................................................................................................          17
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS..........................................................          20
BUSINESS OF BORDEN PACKAGING...............................................................................          26
PRINCIPAL STOCKHOLDERS.....................................................................................          27
MARKET AND DIVIDEND INFORMATION............................................................................          30
DESCRIPTION OF THE PURCHASE AGREEMENT......................................................................          31
DESCRIPTION OF THE GOVERNANCE AGREEMENT....................................................................          36
DESCRIPTION OF THE STOCKHOLDERS AGREEMENT..................................................................          38
DESCRIPTION OF THE VOTING AGREEMENT........................................................................          39
AVAILABLE INFORMATION......................................................................................          40
INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................          40
OTHER BUSINESS.............................................................................................          40
STOCKHOLDERS PROPOSALS.....................................................................................          40
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................................................          40

Annex A--Purchase Agreement
Annex B--Governance Agreement
Annex C--Stockholders Agreement
Annex D--Voting Agreement
Annex E--Opinion of J.P. Morgan Securities, Inc.
Annex F--Financial Statements of Borden Packaging as at December 31, 1995
Annex G--Financial Statements of Borden Packaging as at April 30, 1996

                                      (ii)

                                    SUMMARY

    THE FOLLOWING IS A SUMMARY OF CERTAIN INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE ANNEXES HERETO. THIS SUMMARY DOES NOT CONTAIN A COMPLETE STATEMENT OF ALL MATERIAL FEATURES OF THE PROPOSAL TO BE VOTED ON AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THIS PROXY STATEMENT AND THE ANNEXES HERETO. STOCKHOLDERS ARE URGED TO READ THIS PROXY STATEMENT AND THE ANNEXES IN THEIR ENTIRETY.

THE COMPANY AND BORDEN PACKAGING

    The Company, founded in 1970, is a leading producer of polyethylene film utilizing both cast and blown film technologies. The Company manufactures a wide selection of specialty and standard plastic film for industrial, commercial and agricultural applications. The Company's film products are used in the packaging, transportation, beverage, food, automotive, pharmaceuticals, chemical, electronics, construction, agricultural and textile industries. The Company's principal executive offices are located at 125 Phillips Avenue, South Hackensack, New Jersey 07606, and its telephone number at that address is (201) 641-6600.

    Borden Packaging is a division of Borden which consists of certain assets of Borden located within the United States relating to Borden's business of manufacturing and selling packaging materials (the "Packaging Business") and the stock or assets of certain subsidiaries of Borden outside the United States engaged in the Packaging Business. Borden Packaging is an international producer of a diverse range of flexible and rigid plastic packaging materials, predominantly for the food and industrial markets. Its major product lines include: polyvinyl chloride ("PVC") stretch films for packaging of meats, poultry and cheese for use in supermarkets; PVC-based food wrap films in cutter boxes and perforated rolls for institutions, including restaurants, schools, hospitals and penitentiaries; polyethylene-based pallet wrap films for unitizing pallet loads; and oriented polypropylene films for flexible packaging of salted snacks, confectionery and baked goods. The principal executive offices of Borden Packaging are located at One Tech Drive, Andover, Massachusetts 01810, and its telephone number at that address is (508) 557-5300.

THE ACQUISITION AND THE PURCHASE PRICE

    Pursuant to the Purchase Agreement, the Company will acquire substantially all of the assets of Borden Packaging and certain foreign subsidiaries (except cash and cash equivalents and marketable securities and certain intangible assets, and other specified assets) and assume all of the liabilities, other than certain excluded liabilities, and the current portion of long term debt relating to the Packaging Business and the stock of certain foreign subsidiaries of Borden engaged in the Packaging Business. Based on Borden Packaging's financial statements at December 31, 1995, the Company will acquire all of the assets of Borden Packaging with a book value of $428,042,000 (excluding cash and cash equivalents of $34,417,000 and good will of $43,682,000) and will assume liabilities of Borden Packaging of $113,535,000 (excluding the current portion of long term debt of $8,323,000). The purchase price ("Purchase Price") will be paid by the delivery of (a) 2,412,818 Shares (the "Fixed Shares") subject to increase if the Buyer Stock Price is less than $33.15625 to a number of Shares equal to the quotient obtained by dividing $80,000,000 by the Buyer Stock Price, but in no event in excess of 4,000,000 Shares (the "Maximum Shares"), and (b) $280,000,000 of cash in immediately available funds (the "Cash Consideration"). The "Buyer Stock Price" shall be equal to the average of the closing prices of the Shares on the Nasdaq National Market ("Nasdaq NMS"), as reported in THE WALL STREET JOURNAL, for the 50 trading days immediately preceding the second trading day prior to the Meeting or such shorter number of trading days between June 20, 1996, and the second trading day prior to the Meeting. The Company intends to account for the Acquisition as a purchase. The cash portion of the Purchase Price of $280,000,000 is subject to increase or decrease (to be paid by Borden in cash or Common Stock of the Company, at Borden's option, if there is a decrease or in cash by the Company if there is an increase) equal to the increase or decrease in the net working capital (excluding cash and cash equivalents) of Borden Packaging and the decrease or increase in the long term liabilities of Borden Packaging between December 31, 1995, and the closing date of the Purchase Agreement (the "Closing Date"). See "Description of the Purchase Agreement."

    As of the Record Date, there were 4,689,709 Shares outstanding. After giving effect to the Acquisition, assuming 2,412,818 Shares are issued, Borden will own approximately 34% of the outstanding Shares (46% if the Maximum Shares are issued) of the Company.

    The estimated fees and expenses of the Company, including fees and expenses in connection with the borrowing to finance the Acquisition, related to the Acquisition are approximately $3,700,000 (including professional fees of approximately $550,000).

    It is contemplated that the closing of the Acquisition will occur shortly after the Meeting, if stockholders approve the Acquisition Proposal, assuming that certain regulatory approvals have been obtained.

GOVERNANCE AGREEMENT

    In connection with the Acquisition, Borden and the Company have entered into a Governance Agreement, dated as of June 20, 1996 (the "Governance Agreement"), with respect to certain matters relating to the corporate governance of the Company. The Governance Agreement provides that, assuming the Company has a ten member Board of Directors, Borden is entitled to designate four persons to serve on the Board of Directors of the Company, subject to reduction in the event that Borden's stockholdings are reduced below 25% of the outstanding Shares, and to participate in the selection of one independent director so long as Borden's stockholdings remain above 10%. If the Acquisition Proposal is approved and the Acquisition is consummated, the size of the Board of Directors will be expanded by four members and four persons designated by Borden will be appointed to fill the vacancies created by such expansion. In addition, one of the current members of the Board will resign and an independent director approved by the Company and Borden will be appointed. The Governance Agreement also provides that Borden will have certain rights to designate directors to serve on specified committees, that the approval of a number of directors that represent at least 66 2/3% of the total number of directors will be required on certain specific Board actions, and that, as long as Borden owns in excess of 25% of the Shares, a Borden-designated director must be part of the 66-2/3% majority. The Shares to be issued to Borden pursuant to the Purchase Agreement will be subject to certain restrictions on disposition for a period of three years from the Closing Date. The Governance Agreement also provides that Borden will have preemptive rights to purchase additional Shares in order to maintain its percentage ownership of the Shares and that Borden may not acquire Shares such that for the three-year period after the Closing Date its percentage ownership of Shares would increase beyond the number of Shares it acquires pursuant to the Acquisition and that Borden is subject to certain additional standstill provisions for the three-year period. See "Description of the Governance Agreement--Preemptive Rights" and "Description of the Governance Agreement-- Business Combinations."

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company has unanimously approved the Acquisition and believes that it is fair to, and in the best interests of, the Company's stockholders. The Board of Directors unanimously recommends that stockholders approve the Acquisition Proposal. See "The Acquisition and Related Matters--Recommendation of the Board of Directors."

OPINION OF FINANCIAL ADVISOR

    JPM, the financial advisor to the Board of Directors of the Company in connection with the Acquisition, has delivered its opinion to the Board of Directors of the Company that, based on the various considerations set forth in its opinion, the consideration to be paid by the Company in the Acquisition is fair to the Company from a financial point of view.

    The full text of JPM's opinion is set forth as Annex E to this Proxy Statement. For a description of such opinion, as well as the qualifications and limitations thereto, see "The Acquisition and Related Matters--Opinion of Financial Advisor."

GOVERNMENTAL AND REGULATORY APPROVALS

    The Company and Borden are not aware of any material governmental or regulatory requirements relating to consummation of the Acquisition other than compliance with applicable Federal and state securities laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR Act"), certain foreign anti-trust requirements, and the approval of the transfer of certain governmental licenses and permits. The Company and Borden each filed a notification and report form pursuant to the HSR Act. The waiting period under the HSR Act has expired.

CERTAIN EFFECTS OF THE ACQUISITION ON STOCKHOLDERS

    As part of the Purchase Price to be paid by the Company to Borden under the Purchase Agreement, Borden will receive a minimum of 2,412,818 Shares and a maximum of 4,000,000 Shares. The Fixed Shares represent approximately 34.0% of the outstanding Shares, and the Maximum Shares represent approximately 46.0% of the outstanding Shares. Accordingly, after giving effect to the Acquisition and depending upon the Buyer Stock Price, Borden will own between 34.0% and 46.0% of the outstanding Shares and current stockholders will own between 66.0% and 54.0% of the outstanding Shares.

    Pursuant to the Governance Agreement, Borden will have certain registration rights with respect to its Shares. See "Description of Governance Agreement--Registration Rights." Any sale of a significant amount of Shares by Borden or the possibility of such sales, could have an adverse effect on the market price of the Shares. Additionally, for as long as Borden holds a large block of Shares, such holding may discourage unsolicited takeover bids from third parties and, therefore, could have the effect of depriving stockholders of an opportunity to sell their Shares at a premium over prevailing market prices.

    Under the Governance Agreement, Borden will be entitled to representation on the Board of Directors and the vote of a director selected by Borden will be required for the approval of certain significant actions to be taken by the Company, including issuance of capital stock by the Company and matters involving fundamental corporate transactions, such as mergers or sales of all or substantially all of the assets of the Company. These provisions could prevent the Company from entering into transactions which stockholders other than Borden may believe are beneficial.

    Furthermore, Borden will acquire a sufficient number of Shares to permit it to exercise substantial influence over the affairs of the Company. Borden has agreed to certain standstill agreements for a three-year period after the Closing of the Acquisition. However, after such period, Borden will not be subject to any restrictions and could take further steps to influence the affairs of the Company if its Share ownership would permit it to do so at such time.

    The Acquisition will result in a substantial increase in the Company's assets and the scope of its operations. Among the factors considered by the Board of Directors in connection with their approval of the Acquisition were the opportunities for operating efficiencies that they expect will ultimately result from the Acquisition. No assurance can be given that there will not be difficulties encountered in integrating the operations of Borden Packaging and the Company, that any such difficulties will be overcome or that the benefits expected from such integration will be realized. The difficulties of combining the operations of Borden Packaging with the Company include the necessity of coordinating geographically separated organizations.

    In order to finance the Acquisition, the Company will incur a substantial amount of debt. See "The Acquisition and Related Matters--Financing." If future cash flows are less than anticipated, the Company could have difficulty meeting interest and principal payments due on its debt and other obligations.

    Holders of Shares will not be entitled to dissenters' rights of appraisal in connection with the Acquisition. See "The Acquisition and Related Matters--No Dissenters' Rights of Appraisal."

    The purchase of Borden Packaging by the Company will have no Federal income tax effect on the holders of Shares.

    On a pro forma basis, assuming the 2,412,818 Fixed Shares are issued to Borden, the consummation of the Acquisition would result in an increase of approximately 177% in the Company's net tangible book value per Share as of October 31, 1995, (152% as of April 30, 1996) and assuming an Acquisition date of November 1, 1994, a decrease of 19% in the Company's net income per Share for the year ended October 31, 1995 (55% for the six months ended April 30, 1996). If the 4,000,000 Maximum Shares are issued to Borden, the consummation of the Acquisition would result in an increase of approximately 127% in the Company's net tangible book value per Share as of October 31, 1995 (106% as of April 30, 1996), and a decrease of 29% in the Company's net income per Share for the year ended October 31, 1995 (62% for the six months ended April 30, 1996). See "The Acquisition and Related Matters--Dilution."

VOTES REQUIRED

    Approval of the Acquisition Proposal requires the affirmative vote of a majority of the Shares voting at the Meeting. Holders of Shares representing 48.9% of the Shares outstanding on the Record Date, including the executive officers and directors of the Company and members of their families, have agreed to vote in favor of the Acquisition Proposal. (55.6%, including certain Shares held of record for the benefit of certain managed accounts the vote of which is subject to instructions from such plans). See "Voting and Proxies--Votes Required," "Description of the Stockholders Agreement" and "Description of the Voting Agreement."

                               VOTING AND PROXIES

RECORD DATE AND MEETING

    The Meeting is scheduled to be held at the Crowne Plaza Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, on Wednesday, October 9, 1996, at 10:00 a.m. August 30, 1996, has been fixed as the Record Date for determining stockholders entitled to vote at the Meeting. At the close of business on the Record Date, there were 4,689,709 Shares outstanding, each entitled to one vote. Only holders of the Shares as of the Record Date are entitled to vote at the Meeting. Under the Company's by-laws a majority of the Shares constitutes a quorum for purposes of taking any action at the Meeting.

PROXIES AND VOTING INSTRUCTIONS

    All proxies that are properly executed and returned, unless revoked at or prior to the Meeting, will be voted at the Meeting and any postponements or adjournments thereof in accordance with the instructions indicated thereon or, if no direction is indicated, in accordance with the recommendations of the Board of Directors. Management knows of no matters to be submitted at the Meeting other than as specified in the Notice of Meeting included with this Proxy Statement. However, if any other business properly comes before the Meeting, it is the intention of the persons named in the proxy to vote in respect thereof in accordance with their best judgment. The execution of a proxy will not affect a stockholder's right to attend the Meeting and vote in person. A stockholder who has given a proxy may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, by itself, revoke a proxy.

    The proxy form accompanying this Proxy Statement provides boxes by means of which stockholders executing the proxy forms may vote for or against the Acquisition Proposal or abstain from voting. Proxies will be voted in accordance with such designation or, if no such designation is indicated, will be voted in favor of the Acquisition Proposal. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum. If a stockholder in person or by proxy abstains on any matter, the stockholder's shares will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote "against" the matter, even though the stockholder may interpret such action differently. Except for establishing a quorum, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

VOTES REQUIRED

    Although the Delaware General Corporation Law (the "DGCL") does not require that the stockholders of the Company approve the Acquisition, the Shares are quoted on the Nasdaq NMS, and under the rules of the Nasdaq NMS, each Nasdaq NMS issuer must obtain stockholder approval prior to the issuance of designated securities in connection with the acquisition of the stock or assets of another company involving (i) the issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash, and the common stock has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or securities or (ii) the issuance of a number of shares of common stock in excess of 20% of the number of shares of common stock outstanding before the issuance of such stock. Therefore, under the rules of the Nasdaq NMS, the Company's stockholders are required to approve the issuance of the Shares in connection with the Acquisition by a majority of votes cast. The presence in person or by proxy of a majority of the Shares constitutes a quorum for the transaction of business. Although passage of the Acquisition Proposal may be virtually assured, the Board of Directors is nevertheless soliciting votes for approval by the Company's stockholders of the Acquisition Proposal. Under Delaware law, stockholder approval of a transaction is one of the factors the courts consider in determining whether the directors have breached their fiduciary duty. Accordingly, a stockholder's vote in favor of the Acquisition could adversely affect the ability of the stockholder to contest the Acquisition and to obtain damages against the directors or officers of the Company in connection with the Acquisition.

    Each of the directors and executive officers of the Company and certain members of their families, and certain other stockholders known to the Company's Management to own beneficially more than 5% of the outstanding Shares as of the Record Date, have entered into the Stockholders Agreement or the Voting Agreement (each as defined herein) with Borden under which such persons agreed to vote all of the Shares beneficially owned by them in favor of the Acquisition Proposal. In the aggregate, such persons beneficially own 2,294,695 Shares, or approximately 48.9% of the Shares outstanding on the Record Date. In addition to such Shares, pursuant to the Voting Agreement, EGS Partners, L.L.C. ("EGS") has agreed to vote 314,302 shares of Common Stock, representing shares held by certain managed accounts (the "Managed Accounts Shares") which are subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, in favor of the Acquisition Proposal, subject to whatever instructions are given by such managed accounts. The Managed Accounts Shares have not been included in determining the percentage above. See "Principal Stockholders," "Description of the Purchase Agreement--Stockholders Meeting," "Description of the Stockholders Agreement" and "Description of the Voting Agreement." J. Brendan Barba and members of his immediate family and Paul M. Feeney have also agreed that for a period of three years they will not generally sell their Shares except to the extent of the percentage that Borden sells its Shares. See "Description of the Stockholders Agreement."

SOLICITATION OF PROXIES

    The Company will bear the entire cost of solicitation of proxies from its stockholders as well as the cost of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional information furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names Shares beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company, who will not receive additional compensation for such services.

                      THE ACQUISITION AND RELATED MATTERS

GENERAL

    The Purchase Agreement provides that, subject to the approval of the Acquisition Proposal by the stockholders of the Company and subject to the satisfaction of certain other conditions, the Company will acquire the Packaging Business of Borden in exchange for the Purchase Price.

BACKGROUND OF THE ACQUISITION

    In recent years the Company has considered expansion through acquisition of existing businesses in its industry and had previously contacted Borden in 1991 and 1993 concerning a potential transaction. Prior to entering into the Purchase Agreement there were no relationships between the Company and Borden.

    On January 22, 1996, Borden announced that it would sell its world-wide plastic packaging unit and that Morgan Stanley & Co. Incorporated ("Morgan Stanley") would assist it with the sale. The Company contacted Morgan Stanley, Borden's financial advisor, and requested financial and other information concerning Borden Packaging from Morgan Stanley and requested that it be included in the bidding process. On February 2, 1996, the Company and Borden executed a confidentiality agreement providing for the review by the Company of financial and other information concerning Borden Packaging, and the Company subsequently obtained and reviewed information made available to it by Borden and Morgan Stanley.

    On April 9, 1996, the Company's Board of Directors was apprised of the potential purchase of Borden Packaging, and it authorized the Company's management to pursue the possible acquisition and the retention of JPM.

    Pursuant to an engagement letter, dated April 19, 1996, the Company retained JPM as its financial advisor in connection with the submission of a proposal for the purchase of Borden Packaging in accordance with the procedures established by Borden.

    On May 6, 1996, the Company's Board of Directors held a Special Meeting to consider the submission of a proposal to acquire Borden Packaging and to review the proposed structure and terms of a possible offer. Representatives of JPM attended the Board meeting and reviewed the Acquisition and a proposed structure and the terms of an offer to be made to Borden. JPM presented its preliminary analysis of the financial terms of the Acquisition and the potential advantages of the Acquisition and its impact on the Company.

    On May 7, 1996, the Company submitted a proposal to purchase Borden Packaging for a combination of cash and Company Shares (the "Original Proposal"). The Original Proposal did not contemplate the purchase of the Asia Pacific operations of Borden Packaging. On May 16, 1996, members of the senior management of the Company, at the request of Borden, made a presentation to the senior management of Borden, certain representatives of Kohlberg Kravis Roberts & Co. ("KKR") and Morgan Stanley, outlining the terms of the Original Proposal. Borden is owned by partnerships affiliated with KKR.

    On May 23, 1996, the Company was advised by Morgan Stanley that Borden wished to commence due diligence with respect to the Company, and, following the execution of a confidentiality agreement by Borden, financial and other information concerning the Company was made available to Borden and its advisors. On May 30, 1996, the Company and JPM met with certain members of senior management of Borden and representatives of KKR and Morgan Stanley to discuss a revised proposal that would contemplate, among other things, the inclusion of the Asia Pacific operations of Borden Packaging in the proposed purchase price.

    On June 11, 1996, the Board of Directors of the Company met to discuss the revised proposal to be made to Borden. Management updated the Board of Directors on the status of the negotiations and reviewed the terms of the agreements being negotiated with Borden, including the Purchase Agreement and the Governance Agreement. Representatives of JPM attended the meeting and made a presentation to the Board which, among things, addressed their analysis of the financial terms of the revised proposal and its impact on the Company.

    On June 19, 1996, Borden and the Company discussed a final proposal providing for, among other things, issuance of a minimum of 2,412,818 Shares, valued at $80,000,000 ($33.15625 per Share) and $280,000,000 in cash, provided, however, that the number of Shares to be issued would be subject to increase up to a maximum of 4,000,000 Shares if the average closing price of the Shares on Nasdaq NMS was less than $33.15625 per Share, to be calculated as described elsewhere in this Proxy Statement. Management of the Company agreed to submit the Acquisition to its Board of Directors.

    On June 20, 1996, at a telephonic meeting of the Board of Directors of the Company in which representatives of JPM participated, the Board discussed the terms of the Purchase Agreement and the Governance Agreement, which had previously been provided to them, and the final structure of the transaction as described in these Agreements and in this Proxy Statement. JPM reviewed the terms of the final proposal, advised the Board of Directors orally that in its opinion the consideration proposed to be paid by the Company in connection with the Acquisition Proposal was fair to the Company from a financial point of view and that it would deliver such opinion in writing as of such date. The Board of Directors meeting was adjourned, because an executed financing commitment had not yet been received. The telephonic meeting was reconvened after receipt of the financing commitment. After consideration of JPM's presentation and other factors it deemed relevant and reviewing the terms of the final proposal, the Board of Directors unanimously approved the acquisition proposal, including the Purchase Agreement and the Governance Agreement, reviewed the terms of the final proposal, and authorized the Company's execution of a commitment letter for the financing.

    On June 20, 1996, the Purchase Agreement and the Governance Agreement were signed and delivered.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company has unanimously approved the Acquisition Proposal and determined that the Purchase Agreement and the Governance Agreement are fair to, and in the best interests of, the Company and its stockholders, approved the Purchase Agreement and the Governance Agreement and the transactions contemplated thereby and approved the issuance of Shares, subject to stockholder approval. The Board of Directors unanimously recommends that stockholders approve the Acquisition Proposal.

    Prior to reaching these conclusions, the Board of Directors received presentations from, and reviewed the Acquisition Proposal with, management of the Company and JPM, the Company's financial advisor. The Board was advised of the ranges of values for the Borden Packaging business by both Company management and JPM and the bases used by each for arriving at these values. The Board found the ranges reasonable, and the Purchase Price authorized by the Board to be offered for the Borden Packaging business was within such ranges. In evaluating the Acquisition Proposal, the Board of Directors considered a variety of factors, including the following:

        (i) The Board of Directors reviewed the business, operations, properties, assets, financial condition and operating results of the Company, its stock market valuation and its valuation compared to other companies in the industry, and the conditions in the packaging industry in general, as well as judgments as to the future prospects for the Company and the packaging industry. The Board of Directors considered the Company's recently increased manufacturing capacity and its ability to utilize its capacity to meet increased sales levels that would result from an acquisition and management's capability to increase the operating efficiencies of an acquired business. The Board of Directors also considered that an acquisition and the increase in the float of outstanding shares of Common Stock that would result from an issuance of Common Stock in connection with an acquisition and the subsequent sale of such shares in a public offering could result in increases in the market valuation of the Company Common Stock.

        (ii) The Board of Directors considered the compatibility of the businesses of the Company and Borden Packaging. In this connection, Board of Directors considered the opportunities for increased efficiencies and other benefits and cost savings which could be achieved as a result of the combination of these businesses, including the ability to consolidate the administration of the two companies and the United States and Canada sales and marketing activities and to consolidate manufacturing operations and shift production to the Company's recently completed manufacturing plants which had available capacity to achieve cost savings and the greater efficiencies of the combined Company's plants which could present opportunities to increase profitability.

       (iii) The Board of Directors considered the opportunity for the Company to grow by expanding into new markets, such as Europe and the Pacific Rim, and the addition of new products to the Company product line which would enable sales persons to sell additional products to some of the Company's existing customers and a wide range of products to all customers.

        (iv) The Board of Directors considered the opinion of JPM as to the fairness to the Company from a financial point of view of the consideration to be paid by the Company pursuant to the Acquisition Proposal.

        (v) The Board of Directors considered the information concerning the financial performance and condition, business operations, assets, liabilities and prospects of Borden Packaging. The Board of Directors considered Borden Packaging's sales which were substantially greater than the Company's sales and that, while net income as a percentage of sales was significantly lower than the Company's and there were recent declines in Borden Packaging's operating results, there were opportunities to improve Borden Packaging's operating results after the Acquisition, including potential administrative cost savings, capital expense savings, savings effected by joint sales and marketing and increased manufacturing efficiencies because of the Company's operating expertise.

        (vi) The Board of Directors reviewed the terms of the Purchase Agreement, the Governance Agreement and the other related agreements, which were the product of extensive arms' length negotiations, including the extent of the Company's liabilities for pre-closing obligations of Borden Packaging and the rights granted to Borden to participate in the management of the Company pursuant to the Governance Agreement.

       (vii) The Board was advised of the proposed employment contracts with Mr. Barba and Mr. Feeney, which provided for increases in salary and bonuses following the closing. The Board considered the increases in salaries and bonuses and other terms of the employment agreements to be appropriate, and they were not a factor in the Board's evaluation of the fairness of the transaction.

    In view of the wide variety of factors that the Board considered in connection with its evaluation of the Acquisition Proposal, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors it considered in reaching its conclusions, although the Board did place a special emphasis on management's analysis of the potential increased efficiencies that could result from the Acquisition Proposal. The Board also considered the range of values of the Company and Borden Packaging as presented by the Company and by JPM, and the Board found these values reasonable. On balance, the Board considered each of the factors set forth in (i) through (vi) above as supporting its conclusions and placed greatest weight on factors (ii), (iv) and (v).

    The statements contained in this Proxy Statement regarding matters that are not statements of historical fact, including statements as to future operating results, benefits from the Acquisition or cost savings, are forwarding-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from the statements made, as a result of various factors, including those stated under the caption "Certain Effects of the Acquisition on Stockholders" and elsewhere in this Proxy Statement and other factors which are listed from time to time in the Company's Annual Report on Form 10-K and in other documents filed by the Company with the Securities and Exchange Commission.

OPINION OF FINANCIAL ADVISOR

    At a meeting of the Board of Directors of the Company on June 20, 1996, JPM rendered its oral opinion, subsequently confirmed in writing, to the Board of Directors of the Company that as of such date, the consideration to be paid by the Company pursuant to the Acquisition Proposal was fair to the Company from a financial point of view. No limitations were imposed by the Company's Board of Directors upon JPM with respect to the investigations made or procedures followed by it in rendering its opinion, except that JPM was not authorized to, and did not, solicit expressions of interest from any third parties with respect to any alternative transaction relating to the Company.

    The full text of the written opinion of JPM, dated June 20, 1996, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex E to this Proxy Statement and is incorporated herein by reference. The Company's stockholders are urged to read the opinion in its entirety. JPM's written opinion is addressed to the Board of Directors of the Company, is directed only to the consideration to be paid by the Company pursuant to the Acquisition Proposal, and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at the Meeting. JPM has advised the Board of Directors that it does not believe that any person other than the Board has the right under applicable state law to rely on its opinion and that, in the absence of any governing precedent, it would resist any assertion otherwise by any such person. JPM's belief is based on the terms of its engagement letter with the Company and its views concerning applicable state law. The availability to JPM of such a defense would be resolved by a court of competent jurisdiction. The resolution under applicable state law of this issue will have no effect on the rights and responsibilities of the Board of Directors under applicable state law. In addition, the availability of any state law defense to JPM as aforesaid would have no effect on the rights and responsibilities of either JPM or the Board of Directors as a matter of federal securities laws. The summary of the opinion of JPM set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

    In arriving at its opinion, JPM reviewed, among other things: the Purchase Agreement; the audited financial statements of the Company for the fiscal year ended October 31, 1995, and of Borden Packaging for the fiscal year ended December 31, 1995, and the unaudited financial statements of the Company for the period ended April 30, 1996, and unaudited financial information for Borden Packaging for the period ended April 30, 1996; certain publicly available information concerning the business of Borden Packaging and of certain other companies engaged in businesses comparable to those of Borden Packaging, and the reported market prices for certain other companies' securities deemed comparable; publicly available terms of certain transactions involving companies comparable to Borden Packaging and the consideration paid for such companies; the terms of other business combinations deemed relevant by JPM; certain internal financial analyses and forecasts prepared by the Company and by Borden Packaging and their respective managements; and certain agreements with respect to outstanding indebtedness or obligations of the Company and of Borden Packaging. JPM also held discussions with certain members of the management of the Company and Borden Packaging with respect to certain aspects of the Acquisition Proposal, the past and current business operations of the Company and Borden Packaging, the financial condition and future prospects and operations of the Company and Borden Packaging, and certain other matters believed necessary or appropriate to JPM's inquiry. In addition, JPM visited certain representative facilities of Borden Packaging, and reviewed such other financial studies and analyses and considered such other information as it deemed appropriate for the purposes of its opinion.

    JPM relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or that was furnished to it by the Company and by Borden Packaging or otherwise reviewed by JPM, and JPM did not assume any responsibility or liability therefor. JPM did not conduct any valuation or appraisal of any assets or liabilities, nor were any valuations or appraisals provided to JPM. In relying on financial analyses and forecasts provided to JPM, including the views of the Company, Borden and Borden Packaging concerning the business, operational and strategic benefits of the Acquisition Proposal, and including, without limitation, the financial forecasts provided to JPM by the Company relating to the synergistic values and operating cost savings expected to be achieved by the Acquisition Proposal, JPM assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company and Borden Packaging to which such analyses or forecasts related. The JPM opinion notes that inability to achieve such business, operational or strategic benefits or to realize such synergistic values and operating cost savings could affect its opinion, and that JPM expressed no view as to any such achievability or realizability. JPM also assumed that the Acquisition Proposal would have the tax consequences described to it, and that the other transactions contemplated by the Purchase Agreement would be consummated as described in the Purchase Agreement.

    The projections furnished to JPM for the Company and Borden Packaging were prepared by the respective managements of each company. Neither the Company nor Borden Packaging publicly discloses internal management projections of the type provided to JPM in connection with JPM's analysis of the Acquisition Proposal, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

    JPM's opinion is based on economic, market and other conditions as in effect on, and the information made available to JPM as of, the date of such opinion. Subsequent developments may affect the written opinion, dated June 20, 1996, and JPM does not have any obligation to update, revise, or reaffirm such opinion. JPM expressed no opinion as to the price at which the Company's shares will trade at any future time.

    In accordance with customary investment banking practice, JPM employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by JPM in connection with providing its opinion.

    PUBLIC TRADING MULTIPLES. Using publicly available information, JPM compared selected financial data of Borden Packaging with similar data for selected publicly traded companies engaged in businesses which JPM judged to be comparable to Borden Packaging. The companies selected by JPM included Sonoco Products Co., Bemis Co. Inc., Sealed Air Corporation, Liqui-Box Corporation, Sealright Co. Inc., Applied Extrusion Technologies, Inc., Envirodyne Industries, Inc. and Atlantis Plastics Inc. These companies were selected, among other reasons, because of the similarity of their businesses to that of the Company (specifically, the manufacture of plastic packaging products) and comparability to the Company in terms of size, margins, and earnings growth rates. For each comparable company, publicly available financial performance through the twelve months ended March 31, 1996, and estimated calendar 1996, financial performance were measured. JPM calculated multiples of (1) sales, (2) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (3) earnings before interest and taxes ("EBIT"), and (4) net income. Such multiples ranged between 0.6x - 2.2x, 5.8x - 10.8x and 8.0x - 26.2x for each of sales, EBITDA and EBIT, respectively for the twelve months ended March 31, 1996, and 8.8x - 44.6x for calendar year 1996 estimated net income. Application of these multiples to the twelve months ended April 30, 1996, and estimated 1996 results for Borden Packaging yielded an implied unlevered value for Borden Packaging of approximately $320--$400 million before consideration of any potential synergies or cost savings as a result of the Acquisition Proposal.

    SELECTED TRANSACTION ANALYSIS. Using publicly available information, JPM examined selected transactions in the plastic film packaging industry, including, among others, the following transactions: Tyco International's acquisition of Carlisle Plastics Inc., a producer of consumer and industrial plastics, including plastic garment hangers, trash bags, industrial films, plastic sheeting and containers, and Tenneco Inc.'s acquisition of Mobil Corporation's Plastics Division, a manufacturer of plastic products, including Hefty brand waste bags, tableware and food storage bags, as well as specialty packaging for food service, supermarket and industrial applications. Based on this analysis JPM calculated multiples of sales and EBIT. Such multiples ranged between 0.4x - 1.3x and 13.1x - 18.0x for sales and EBIT, respectively. Application of these multiples to the twelve months ended April 30, 1996, results for Borden Packaging yielded an implied unlevered value for Borden Packaging of approximately $330-$410 million before consideration of any potential synergies or cost savings as a result of the Acquisition Proposal.

    DISCOUNTED CASH FLOW ANALYSIS. JPM performed a discounted cash flow analysis for the purpose of determining the unlevered firm value of Borden Packaging. JPM calculated the unlevered free cash flows that Borden Packaging was expected to generate during fiscal years 1996 through 2000 based upon (1) financial projections prepared by the management of Borden Packaging through the year ended 2000 (the "Management Case"), modified to reflect certain changed assumptions with respect to the Asia Pacific business and (2) financial projections developed by the Company working with JPM as an alternative (the "Alternative Case"), as described under "Certain Financial Projections". As part of its discounted cash flow analysis, JPM also calculated a range of terminal values of Borden Packaging at the end of the projection period by applying multiple ranges of 5.0 to 6.0 times and 4.0 to 5.0 times to the forecasted EBITDA of Borden Packaging in the final year of the 5-year period of Borden Packaging (excluding the Asia Pacific business) and Borden Packaging's Asia Pacific business, respectively. The unlevered free cash flows and the range of terminal values were then discounted to present values using a range of discount rates from 10% to 12%, which were chosen by JPM based upon an analysis of the weighted average cost of capital of Borden Packaging. The discounted cash flow analysis resulted in an implied unlevered value for Borden Packaging of approximately $380 to $480 million and $320 to $400 million for the Management Case, modified as aforesaid and Alternative Case, respectively, before consideration of any potential synergies or cost savings as a result of the Acquisition Proposal.

    OTHER ANALYSIS: JPM reviewed the trading history of the Company's shares and considered the impact of the relative lack of liquidity and lack of research coverage on the share price relative to the intrinsic value of such shares. JPM also considered the relative contributions of sales, EBIT, and net income of Borden Packaging to the Company after giving effect to the Acquisition Proposal in relation to Borden's ownership interest in the Company.

    The summary set forth above does not purport to be a complete description of the analyses or data presented by JPM. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. JPM has informed the Company that it believes that the summary set forth above and its analyses must be considered as a whole and that selecting portions thereof, without considering all of its analyses, could create an incomplete view of the processes underlying its analyses and opinion. JPM based its analyses on assumptions that it deemed reasonable, including assumptions concerning general business and economic conditions and industry-specific factors. The other principal assumptions upon which JPM based its analyses are set forth above under the description of each such analysis. JPM's analyses are not necessarily indicative of actual values or actual future results that might be achieved, which values may be higher or lower than those indicated. Moreover, JPM's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. The JPM opinion notes that JPM was not authorized to and did not solicit expressions of interest from any third parties with respect to any alternative transaction; it is stated that, accordingly, no opinion is expressed whether such an alternative transaction might produce higher values for the Company or its stockholders.

    On the basis of and subject to the foregoing the JPM opinion indicates, as of June 20, 1996, that, in JPM's opinion, the consideration to be paid by the Company in the Acquisition Proposal is fair, from a financial point of view, to the Company.

    As a part of its investment banking business, JPM and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. JPM was selected to advise the Company with respect to the Acquisition Proposal on the basis of such experience.

    For services rendered in connection with the Acquisition Proposal and JPM's fairness opinion, the Company has paid JPM a fee of $100,000. The Company is not obligated to pay additional fees if the Acquisition Proposal is not consummated. If the Acquisition Proposal is consummated, the Company has agreed to pay a fee of $1,000,000 against which the $100,000 previously paid is creditable. The fee was established through arms-length negotiations between the Company and JPM. In addition, the Company has agreed to reimburse JPM for its expenses incurred in connection with its services, including the fees and disbursements of counsel, whether or not the Acquisition Proposal is consummated. The total amount of such expenses is not expected to exceed $150,000. The Company will also indemnify JPM against certain liabilities, including liabilities arising under the Federal securities laws.

    In addition, JPM's affiliate Morgan Guaranty Trust Company of New York ("Morgan Guaranty") will receive fees not expected to exceed $2,000,000 from the Company for its services as arranger and will be reimbursed for its expenses incurred in connection with the financing, including the fees and disbursements of counsel. The fee was established through arms-length negotiations between the Company and JPM and Morgan Guaranty.

    JPM and its affiliates maintain banking and other business relationships with the Company and its affiliates, for which they receive customary fees. In the ordinary course of their businesses, JPM and its affiliates may actively trade the debt and equity securities of the Company or Borden for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities. As of June 20, 1996, the date of the JPM opinion, no such positions were held by either JPM or its affiliates.

CERTAIN FINANCIAL PROJECTIONS

    Neither the Company nor Borden, as a matter of course, publicly discloses projections as to future revenues, earnings or other financial information. Certain projections (the "Projections") were prepared by management of Borden and furnished to the Company (the "Management Case") and to JPM and were used by JPM, among other things, in the course of its evaluation of the Acquisition Proposal. The Management Case Projections were not provided by Borden for use in this Proxy Statement. The Projections, which are set forth below, are not included in this Proxy Statement to induce any stockholder to vote for the Acquisition Proposal. None of the Company, Borden or JPM or any of their respective directors or officers assumes any responsibility as a result of their inclusion in this Proxy Statement for the accuracy or adequacy of the Projections. The Projections were based upon a variety of assumptions, including those set forth below. Such assumptions involve judgments with respect to, among other things, future economic, competitive and regulatory conditions, financial market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Any projections must accordingly be deemed inherently unreliable. Accordingly, it is expected that there will be differences between actual and projected results, and actual results may be materially higher or lower than projected results.

    The Projections below were not prepared with a view to public disclosure, use in this Proxy Statement or compliance with published guidelines of the SEC, nor were they prepared in accordance with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. In addition, the Projections do not purport to present operations in accordance with generally accepted accounting principles and have have not been audited, compiled or otherwise examined by the Company's or Borden's independent accountants, or by any other independent accountants. Accordingly, no accountants assume responsibility for the Projections presented below.

    AS A GENERAL MATTER, THE PROJECTIONS ARE FORWARD LOOKING STATEMENTS AND ACTUAL RESULTS COULD DIFFER MATERIALLY AS A RESULT OF ANY OR ALL OF THE FACTORS AFFECTING THE COMPANY'S OR BORDEN PACKAGING'S BUSINESS THAT HAVE BEEN IDENTIFIED ELSEWHERE IN THIS PROXY STATEMENT OR IN THE DOCUMENTS INCORPORATED BY REFERENCE HEREIN. THE PROJECTIONS SET FORTH BELOW ARE INCLUDED SOLELY BECAUSE SUCH PROJECTIONS WERE CONSIDERED BY THE COMPANY AND BY JPM IN THE COURSE OF THEIR EVALUATION OF THE ACQUISITION PROPOSAL. READERS ARE STRONGLY CAUTIONED THAT THE PROJECTIONS SHOULD NOT BE RELIED UPON AS A CURRENT ESTIMATE BY MANAGEMENT OF PROJECTED OPERATING RESULTS.

    Set forth below are the Projections provided to the Company in the course of its evaluation of the Acquisition Proposal by Borden Packaging's management and an alternative set of Projections developed by the Company working with JPM.

                                                       MANAGEMENT CASE ($ MILLIONS)                ALTERNATIVE CASE ($ MILLIONS)
                                           -----------------------------------------------------  -------------------------------
                                             1996       1997       1998       1999       2000       1996       1997       1998
                                           ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Sales....................................  $   646.1  $   624.6  $   688.9  $   739.7  $   788.8  $   650.6  $   618.5  $   666.5
EBITDA...................................       56.5       67.2       84.4      100.2      111.5       54.8       60.7       80.7
Depreciation.............................       21.9       19.6       22.4       23.4       23.9       22.0       19.6       21.1
EBIT.....................................       34.6       47.6       62.0       76.8       87.9       32.8       41.1       47.5


                                             1999       2000
                                           ---------  ---------
Sales....................................  $   715.7  $   763.8
EBITDA...................................       80.3       84.8
Depreciation.............................       22.1       22.2
EBIT.....................................       58.2       62.7

MAJOR ASSUMPTIONS FOR FINANCIAL PROJECTIONS

    The following assumptions were made in connection with the financial projections of Borden Packaging furnished to the Company.

    Raw material cost increases were assumed to be passed through to customers.

    Sales were assumed to increase at a 5.1% compounded annual growth rate from 1996 to 2000. This sales growth assumed moderate price increases and higher volume increases in the North American group, particularly in areas as Mexico, Central America and the Caribbean. Penetration of the pallet wrap market in North America was assumed to contribute to annual volume growth.

    The projections excluded European Rigids beginning in 1997. Prices in Europe were assumed to rise at a 2.5% compounded annual growth rate and volume in Europe at a 6.0% compounded annual growth rate. Resinite sales in Europe were assumed to increase based on the anticipated growth of mature and developing markets, including Southern Europe and Eastern Europe, and through new product introductions. Flexibles were assumed to exhibit substantial growth in the pallet wrap area as it expands in both Western and Eastern Europe. Market share was assumed to increase over time. FIAP was assumed to experience steady sales growth through increased twist wrap sales and its entrance into France and Germany. The sales growth of Asia Pacific includes only growth of existing businesses and does not include any acquisitions.

    EBIT margins were assumed to grow from 5.4% in 1996 to 11.1% in 2000. This assumed significant improvements from a change in product mix and major capital projects in North America, significant capital expenditures designed to reduce costs and enhanced productivity in Europe.

    The principal difference between the Management Case and the Alternative Case derives from differences in the assumptions made by management of Borden Packaging and the Company's management with respect to growth in the Asia Pacific business and potential margin improvements over the course of the Projection period. The average EBIT margin over the Projection period in the Management Case was 8.7% as compared to an average EBIT margin of 7.0% in the Alternative Case.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The acquisition of Borden Packaging by the Company is not expected to have any Federal income tax effect on the current holders of the Shares.

DILUTION

    On a pro forma basis, assuming the 2,412,818 Fixed Shares are issued and that the Acquisition had occurred on October 31, 1995, the Company's net tangible book value per Share would have been $9.69, compared to the historical net tangible book value of $3.50 per Share on October 31, 1995, or an increase of 177% in net tangible book value per Share ($10.16, $4.04 and 152%, respectively, at April 30, 1996). Also, on a pro forma basis, assuming an Acquisition date of November 1, 1994, and the issuance of the Fixed Shares, the Company would have had net income of $1.56 per Share for the year ended October 31, 1995, compared to the historical net income of $1.99 per Share, or a decrease of 19% in net income per Share ($.52 and 55%, respectively, for the six months ended April 30, 1996). If the 4,000,000 Maximum Shares were issued, the net tangible book value per Share would have been $7.94 or an increase of 127% at October 31, 1995 ($8.30, $4.04 and 106%, respectively, at April 30, 1996), and the net income would have been $1.41 per Share or a decrease of 29% in net income per Share for the year ended October 31, 1995 ($.43 and 62%, respectively, for the six months ended April 30, 1996).

NO DISSENTERS' RIGHTS OF APPRAISAL

    Under the DGCL, the Company's stockholders will not be entitled to dissenters' rights of appraisal in connection with the Acquisition.

HSR ACT

    Under the HSR Act, certain acquisition transactions, including the Acquisition, may not be consummated unless certain information has been furnished to the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") and certain waiting period requirements have been satisfied.

    Pursuant to the HSR Act, on July 16, 1996, the Company and Borden each filed a notification relating to the Acquisition and the issuance of Shares to Borden pursuant to the Acquisition Proposal, as required by the HSR Act. The filings were reviewed by the Antitrust Division and the FTC, and the waiting period under the HSR Act has expired.

FINANCING

    In order to pay the $280,000,000 cash portion of the Purchase Price, the expenses of the Acquisition, and certain other related costs and to refinance approximately $98,700,000 of principal and interest of its current bank facility, the Company has obtained a commitment from JPM and its affiliate, Morgan Guaranty Trust Company of New York, to provide financing of up to $450,000,000. The Company is currently negotiating the terms of the financing agreements (the "Acquisition Financing Agreements"). The Acquisition Financing Agreements are expected to contain customary covenants, including limitations on the ability of the Company to declare and pay dividends, incur indebtedness or make restricted payments.

ACCOUNTING TREATMENT

    The Company intends to account for the Acquisition as a "purchase" for accounting and financial purposes.

INTERESTS OF CERTAIN PERSONS

    As a condition to Borden's obligation to consummate the Acquisition, the Company is required to enter into employment agreements with J. Brendan Barba and Paul M. Feeney, its Chairman of the Board and Chief Executive Officer and its Executive Vice President-Finance and Chief Financial Officer, respectively. The terms of these employment agreements are described at "Description of the Purchase Agreement--Conditions."

            FINANCIAL STATEMENTS OF BORDEN PACKAGING AND THE COMPANY

    There is attached hereto as Annex F the audited combined balance sheets of Borden Packaging as of December 31, 1995 and 1994, and the related combined statements of operations, owner's investment and cash flows for the three years ended December 31, 1995, 1994 and 1993. There is attached hereto as Annex G unaudited interim combined balance sheets of Borden Packaging as of April 30, 1996 and 1995, and the related interim combined statements of operations and cash flows for the four month periods ended April 30, 1996 and 1995.

    Financial Statements of the Company (sometimes referred to herein as "AEP") and Management's Discussion and Analysis of Financial Condition and Results of Operations of the Company are included in the documents incorporated herein by reference. See "Incorporation of Certain Information by Reference."

                            SELECTED FINANCIAL DATA

                                BORDEN PACKAGING

    The following table sets forth, for the periods and at the dates indicated, summary historical financial data for Borden Packaging. The summary historical data is derived from and should be read in conjunction with the historical financial statements and notes thereto included in Annex F and Annex G to this Proxy Statement. Financial Data for prior periods is not readily available for Borden Packaging on a stand-alone basis. It is not practicable to provide 1991 and 1992 data, as Borden Packaging operations were not managed, and its financial statements were not reported, as a separate business unit in those years. See also "Management's Discussion and Analysis of Financial Condition and Results of Operations."

                                                         FOUR MONTHS ENDED
                                                             APRIL 30,              YEAR ENDED DECEMBER 31,
                                                       ----------------------  ----------------------------------
                                                           (IN THOUSANDS)                (IN THOUSANDS)
                                                          1996        1995        1995        1994        1993
                                                       ----------  ----------  ----------  ----------  ----------
Income Statement Data:
  Net sales..........................................  $  184,940  $  200,795  $  629,011  $  553,896  $  503,992
  Gross margin.......................................  $   31,732  $   36,947  $  113,030  $  104,850  $   94,379
  Operating income...................................  $    2,994  $    8,198  $   29,025  $   21,989  $   22,144
  Net income.........................................  $    1,243  $    4,609  $   16,277  $   11,341  $   11,458
Balance Sheet Data:
  Current assets.....................................  $  219,733  $  234,774  $  232,572  $  201,998
  Property and equipment--net........................  $  205,377  $  209,183  $  209,828  $  204,481
  Total assets.......................................  $  488,226  $  511,118  $  506,141  $  471,342
  Current liabilities................................  $  110,331  $  110,188  $  102,162  $  107,115
  Long-term debt.....................................  $      470  $      740  $      538  $      863
  Owner's investment.................................  $  359,532  $  381,113  $  384,283  $  343,896
                                                       ----------  ----------  ----------  ----------

                                  THE COMPANY

    The selected financial data for the Company is included in the documents incorporated herein by reference. See "Incorporation of Certain Information by Reference."

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                 AND RESULTS OF OPERATIONS OF BORDEN PACKAGING

    This discussion and analysis should be read in conjunction with the historical financial statements of Borden Packaging included in Annexes F and G to this Proxy Statement.

RESULTS OF OPERATIONS

    Borden Packaging presents its results of operations on the basis of these geographic segments: (i) the United States, (ii) Europe (which includes South Africa), and (iii) Asia Pacific--Other (where "Other" principally includes Canada); Canada is managed, however, together with the United States.

FOUR MONTHS ENDED APRIL 30, 1996, COMPARED TO FOUR MONTHS ENDED APRIL 30, 1995

    Net sales decreased to $184.9 million for the four months ended April 30, 1996, from $200.8 million for the four months ended April 30, 1995, or 7.9%. Net sales in the United States decreased to $58.2 million for the 1996 period from $67.5 million for the 1995 period, or 14%, primarily due to reduced selling prices for pallet-wrap films as current market conditions have forced recent raw material cost decreases to be passed on in decreased selling prices and, in Proponite films, planned temporary reductions of sales volumes required to make production capacity available to accommodate increased R&D efforts. The Proponite R&D program is expected to last through 1996 with a budgeted sales reduction of approximately $4.0 million for the year. Net sales in Europe decreased to $95.8 million for the 1996 period from $102.8 million for the 1995 period, or 7%, primarily due to reduced sales of polyvinyl chloride ("PVC") films, and reduced sales from the Italian operations. Net sales for Asia Pacific--Other increased slightly to $30.9 million for the 1996 period from $30.5 million for the 1995 period.

    Cost of goods sold decreased to $153.2 million for the four months ended April 30, 1996, from $163.8 million for the four months ended April 30, 1995, or 6.5%, primarily due to raw material cost decreases. Gross margin as a percent of sales decreased to 17.2% for the 1996 period from 18.4% for the 1995 period, as the reductions in selling prices exceeded the reductions in raw material costs, primarily in the United States pallet-wrap films.

    The raw material cost decreases relate primarily to PVC resins and linear low density polyethylene ("LLDPE") resins. Both PVC and LLDPE resins are commodity products, as are the raw materals to produce the resins, and are subject to cyclical fluctuations and pricing based primarily on the supply and demand balance. Resin costs in 1996 have declined from extremely high 1995 levels and will most likely remain volatile in the future. The future effect on Borden Packaging of this volatility will depend on its abilty to raise prices to offset future resin increases and to maintain sales prices during periods of resin price decreases.

    Other operating costs and expenses totaled $28.7 million for both periods with no significant fluctuation within the components.

    As a result of the foregoing, net income decreased to $1.2 million for the four months ended April 30, 1996, compared to $4.6 million for the four months ended April 30, 1995, or 73.9%.

TWELVE MONTHS ENDED DECEMBER 31, 1995, COMPARED TO TWELVE MONTHS ENDED DECEMBER
  31, 1994

    Net sales increased to $629.0 million from $553.9 million, or 13.6%, from 1994 to 1995. Net sales in the United States increased to $209.6 million from $197.6 million, or 6%, from 1994 to 1995, primarily due to strong selling price increases, offset to some extent by decreased volumes. The increased selling prices were a result of the ability of Borden Packaging and the industry to partially recover the cost of raw material increases discussed above. Net sales in Europe increased to $310.8 million from $258.6 million, or 20%, from 1994 to 1995, primarily as a result of significant selling price increases in the first half of 1995 and to a lesser extent as a result of an increase in sales reported in U.S. dollars due to the strengthening of

European currencies against the U.S. dollar. Net sales for Asia Pacific--Other increased to $108.7 million from $97.7 million, or 11%, from 1994 to 1995, largely due to improvements in sales volumes and selling prices.

    Cost of goods sold increased to $516.0 million in 1995 from $449.0 million in 1994, or 14.9%, primarily due to increased PVC and LLDPE resin costs caused by cyclical price increases for these commodity resins and the increased sales volumes discussed above. Gross margin as a percent of sales decreased slightly to 18.0% in 1995 from 18.9% in 1994, primarily due to raw material cost increases which could not be fully recovered through increased selling prices. Gross margin as a percent of sales also benefitted from improved manufacturing efficiencies in the European Rigid operations.

    Other operating costs and expenses totaled $84.0 million in 1995 compared to $82.9 million in 1994; the increases were primarily caused by increased marketing expenses related to the increased sales discussed above.

    Net interest expense decreased to $1.2 million in 1995 from $4.2 million in 1993, as foreign bank loans were replaced with contributions from Borden (in the form of borrowings or equity). The intercompany interest on these contributions is not reflected in the financial statements.

    As a result of the foregoing, net income increased to $16.3 million in 1995 compared to $11.3 million in 1994, or 44.2%.

TWELVE MONTHS ENDED DECEMBER 31, 1994, COMPARED TO TWELVE MONTHS ENDED DECEMBER
  31, 1993

    Net sales increased to $553.9 million from $504.0 million, or 9.9%, from 1993 to 1994. Net sales in the United States increased to $197.6 million from $172.9 million, or 14%, from 1993 to 1994, primarily due to higher selling prices as well as increased sales volumes. Net sales in Europe increased to $258.6 million from $244.0 million, or 6%, from 1993 to 1994, primarily as a result of increased sales volumes from output productivity programs and selling price increases. Net sales for Asia Pacific--Other increased to $97.7 million from $87.1 million, or 12%, from 1993 to 1994, primarily as a result of increased sales volume, including export sales and the effect on sales reported in U.S. dollars of a strong New Zealand dollar.

    Cost of goods sold increased to $449.0 million in 1994 from $409.6 million in 1993, or 9.6%, primarily due to PVC and LLDPE resin cost increases caused by cyclical price increases for these commodity resins and the increased sales volumes discussed above. Gross margin as a percent of sales remained constant at 18.9% in 1994 versus 18.7% in 1993.

    General and administrative expenses increased to $27.8 million from $20.7 million, or 34%, from 1993 to 1994, due primarily to increased general insurance charges of approximately $2.0 million based on Borden's claims experience, an increase in foreign exchange losses of $1.2 million, primarily in Italy, Holland and Canada, a gain of $1.0 million on the sale of miscellaneous equipment in Australia in 1993 that did not recur in 1994 and other general cost increases, primarily in foreign operations. Net interest expense decreased to $4.2 million in 1994 from $5.0 million in 1993, as foreign bank loans were replaced with contributions from Borden (in the form of borrowings or equity). The intercompany interest on these contributions is not reflected in the financial statements.

    As a result of the foregoing, net income remained essentially unchanged at $11.3 million in 1994 compared to $12.0 million in 1993, before the cumulative effect in 1993 of a change in accounting for post-employment benefits.

INFLATION

    Both inflation and deflation can cause fluctuations in the Borden Packaging's annual earnings. Inflation and deflation can cause variations in the costs of raw materials and in the demand for, and prices of, all product lines globally. Margins can fluctuate because costs of raw materials and selling prices may not increase or decrease at the same rates or in the same direction during the same periods.

LIQUIDITY AND CAPITAL RESOURCES

    Borden Packaging's primary capital requirements have consisted of capital expenditures, which were $16.7 million, $9.3 million, and $21.6 million in 1995, 1994, and 1993, respectively. Historically, these amounts have been funded by cash flows from operations, which were $16.5 million in 1995, $9.4 million in 1994, and $32.8 million in 1993, by intercompany contributions from Borden or by bank borrowings for the foreign locations.

    Borden Packaging's cash management in the United States and financing arrangements in the foreign locations have historically been part of Borden's global financing strategy and are not necessarily indicative of a stand-alone operation. Net reductions in short-term and long-term debt were $5.7 million, $17.3 million, and $14.3 million in 1995, 1994, and 1993, respectively. Net increases in intercompany loans were $28.9 million, $28.7 million, and $20.2 million in 1995, 1994, and 1993, respectively.

    A significant portion of Borden Packaging's operating income is generated by foreign operations and can be affected by currency fluctuations. Most of this exposure is attributable to the translation of income generated by these foreign operations in their functional currency; functional currency operating results are not hedged. Borden Packaging participates in Borden's cash management and treasury system. Borden uses forward exchange contracts and currency swaps to reduce the effect of the fluctuations in foreign currency rates and hedges certain net foreign investments, firm commitments and transactions denominated in foreign currencies.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

    The following unaudited pro forma combined financial statements give effect to the Acquisition and are based on estimates and assumptions set forth below and in the notes to such pro forma financial statements. The unaudited pro forma combined financial statements have been prepared utilizing the historical financial statements of the Company as of and for the year ended October 31, 1995, and as of and for the six months ended April 30, 1996, and Borden Packaging as of and for the year ended December 31, 1995, and as of and for the six months ended April 30, 1996, and should be read in conjunction with such historical financial statements and accompanying notes. The unaudited pro forma combined financial statements do not reflect any sales attrition which may result from the Acquisition or the cost savings and efficiencies that the Company expects to achieve from the Acquisition. The unaudited pro forma combined financial statements do not purport to be indicative of the results which actually would have been obtained if the Acquisition had been effected on the date or dates indicated or of the results which may be obtained in the future.

    The pro forma combined financial statements are based on the purchase method of accounting for the Acquisition. The pro forma combined balance sheet assumes the Acquisition occurred on April 30, 1996. The pro forma combined statements of operations assume that the Acquisition had occurred on November 1, 1994, for the year ended October 31, 1995, and for the six months ended April 30, 1996.

    For the purpose of calculating the pro forma financial statements, it has been assumed that 2,412,818 Shares were issued in the Acquisition (the minimum number of Shares that could be issued in the Acquisition at $33.16 per share). See "Description of the Purchase Agreement." See footnote (9) to the pro forma combined financial statements below for a description of the effect the failure to issue the minimum number of Shares would have on the pro forma combined financial statements.

    Although neither the Company nor Borden has complete current information as to the fair market values of the assets and liabilities of Borden Packaging, a preliminary estimate of the allocation of the Purchase Price has been made on the basis of available information. The Purchase Agreement provides for the parties to mutually agree on such allocation. Accordingly, the actual allocation of the Purchase Price when the transaction is completed may be different from that reflected in the pro forma combined financial statements. Such differences would result from adjustments to the Purchase Price and refinements in the fair market values of the net assets acquired resulting from appraisals, etc.

                              AEP INDUSTRIES INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                    FOR THE 12 MONTHS ENDED OCTOBER 31, 1995
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                        HISTORICAL
                                                  ----------------------   PRO FORMA    PRO FORMA    PRO FORMA
                                                     AEP          BP       SUBTOTAL    ADJUSTMENTS   COMBINED
                                                  ----------  ----------  -----------  -----------  -----------
Net Sales.......................................  $  242,886  $  629,011   $ 871,897    $  --        $ 871,897
Cost of Sales...................................     182,513     515,981     698,494        1,820(6)    700,314
                                                  ----------  ----------  -----------  -----------  -----------
    Gross Profit................................      60,373     113,030     173,403       (1,820)     171,583
Other Operating Costs:
  Delivery & Warehousing........................      16,666      24,078      40,744       --           40,744
  Selling.......................................      12,940      33,732      46,672       --           46,672
  General & Administrative......................       5,543      26,195      31,738         (321)(5)     31,417
                                                  ----------  ----------  -----------  -----------  -----------
    Subtotal....................................      35,149      84,005     119,154         (321)     118,833
Income from Operations..........................      25,224      29,025      54,249       (1,499)      52,750
Other Income (Expense):
  Interest Expense..............................      (3,209)     (1,232)     (4,441)     (20,786)  ,7)    (25,227)
  Other, net....................................         384         937       1,321       --            1,321
                                                  ----------  ----------  -----------  -----------  -----------
    Total Other Income (Expense)................      (2,825)       (295)     (3,120)     (20,786)     (23,906)
Income before extraordinary item and provision
  for income taxes..............................      22,399      28,730      51,129      (22,285)      28,844
Provision for income taxes......................       8,723      12,453      21,176       (7,800)(8)     13,376
                                                  ----------  ----------  -----------  -----------  -----------
    Net Income..................................  $   13,676  $   16,277   $  29,953    $ (14,485)   $  15,468
                                                  ----------  ----------  -----------  -----------  -----------
                                                  ----------  ----------  -----------  -----------  -----------
Primary Earnings Per Share:.....................  $     1.99         n/a                         (9)  $    1.62
                                                  ----------  ----------                            -----------
                                                  ----------  ----------                            -----------
Average Shares Outstanding......................       6,883         n/a       6,883        2,687(9)      9,570
                                                  ----------  ----------  -----------  -----------  -----------
                                                  ----------  ----------  -----------  -----------  -----------

       See accompanying notes to pro forma combined financial statements

                              AEP INDUSTRIES INC.

                        PRO FORMA COMBINED BALANCE SHEET

                              AS OF APRIL 30, 1996

                                 (IN THOUSANDS)
                                  (UNAUDITED)

                                                             HISTORICAL           PRO
                                                        ---------------------    FORMA     PRO FORMA               PRO FORMA
                                                           AEP         BP      SUBTOTAL   ADJUSTMENTS              COMBINED
                                                        ---------  ----------  ---------  -----------             -----------
Assets
Current Assets:
  Cash and equivalents................................  $     703  $   26,381  $  27,084   $ (26,381)        (1)   $     703
  Marketable securities...............................      1,771      --          1,771      --                       1,771
  Accounts receivable, net............................     24,095      87,806    111,901      --                     111,901
  Other receivables...................................                 13,240     13,240      --                      13,240
  Inventories.........................................     20,995      90,341    111,336      --                     111,336
  Deferred federal tax benefit........................        750      --            750      --                         750
  Other current assets................................        965       1,965      2,930         525         (2)       3,455
                                                        ---------  ----------  ---------  -----------             -----------
    Total current assets..............................     49,279     219,733    269,012     (25,856)                243,156

Property, Plant and Equipment, at cost................    150,157     375,262    525,419    (126,853)        (1)     398,566
Less accumulated depreciation.........................    (57,912)   (169,885)  (227,797)    169,885         (1)     (57,912)
                                                        ---------  ----------  ---------  -----------             -----------
    Net property, plant and equipment.................     92,245     205,377    297,622      43,032                 340,654

Investment in Affiliated Companies....................     --           2,867      2,867      --                       2,867
Goodwill and intangibles..............................     --          44,213     44,213     (17,655)                 26,558
Other assets..........................................      2,773      16,056     18,809       2,625       (1,2)      21,434
                                                        ---------  ----------  ---------  -----------             -----------
    Total assets......................................  $ 144,297  $  488,226  $ 632,523   $   2,146               $ 634,669
                                                        ---------  ----------  ---------  -----------             -----------
                                                        ---------  ----------  ---------  -----------             -----------

Liabilities and Stockholder's Equity:
Current Liabilities:
  Current portion long term debt......................  $   5,216  $    6,601  $  11,817      51,059         (3)   $  62,876
  Accounts payable trade..............................     14,927      69,015     83,942      --                      83,942
  Accrued expenses....................................      4,160      34,715     38,875       8,600       (1,2)      47,475
                                                        ---------  ----------  ---------  -----------             -----------
    Total current liabilities.........................     24,303     110,331    134,634      59,659                 194,293

Long term debt........................................     92,045      --         92,045     222,340       (1,3)     314,385
Deferred income taxes.................................      9,107      11,274     20,381      --                      20,381
Non-pension postemployment benefit obligation.........     --           2,716      2,716      --                       2,716
Other long-term pension liabilities...................     --           4,373      4,373      --                       4,373
                                                        ---------  ----------  ---------  -----------             -----------
    Total liabilities.................................    125,455     128,694    254,149     281,699                 536,148

Stockholders Equity:
  Owner's Investment..................................     --         359,532    359,532    (359,532)        (1)      --
  Capital stock.......................................         75      --             75          24         (1)          99
  Additional paid in capital..........................      7,685      --          7,685      79,655         (1)      87,340
  Treasury Stock......................................    (62,142)     --        (62,142)     --                     (62,142)
  Retained earnings...................................     73,224      --         73,224      --                      73,224
                                                        ---------  ----------  ---------  -----------             -----------
    Total stockholders equity.........................     18,842     359,532    378,374    (279,853)                 98,521
                                                        ---------  ----------  ---------  -----------             -----------

    Total liabilities and equity......................  $ 144,297  $  488,226  $ 632,523   $   2,146               $ 634,669
                                                        ---------  ----------  ---------  -----------             -----------
                                                        ---------  ----------  ---------  -----------             -----------

       See accompanying notes to pro forma combined financial statements

                              AEP INDUSTRIES INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE 6 MONTHS ENDED APRIL 30, 1996
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                              HISTORICAL
                                                        ----------------------   PRO FORMA    PRO FORMA    PRO FORMA
                                                           AEP          BP       SUBTOTAL    ADJUSTMENTS   COMBINED
                                                        ----------  ----------  -----------  -----------  -----------
Net Sales.............................................  $  110,591  $  291,346   $ 401,937       --        $ 401,937
Cost of Sales.........................................      79,259     238,220     317,479          766(6)    318,964
                                                        ----------  ----------  -----------  -----------  -----------
    Gross Profit......................................      31,332      53,126      84,458         (766)      83,692

Other Operating Costs:
  Delivery & Warehousing..............................       8,901      11,774      20,675       --           20,675
  Selling.............................................       6,783      17,062      23,845       --           23,845
  General & Administrative............................       2,733      14,798      17,531         (160)(5)     17,371
                                                        ----------  ----------  -----------  -----------  -----------
    Subtotal..........................................      18,417      43,634      62,051         (160)      61,891

Income from Operations................................      12,915       9,492      22,407         (606)      21,801

Other Income (Expense):
  Interest Expense....................................      (3,837)       (367)     (4,204)     (10,499)  ,7)    (14,703)
  Other, net..........................................         139         351         490       --              490
                                                        ----------  ----------  -----------  -----------  -----------
    Total Other Income (Expense)......................      (3,698)        (16)     (3,714)     (10,499)     (14,213)

Income before provision for income taxes..............       9,217       9,476      18,693      (11,105)       7,588
Provision for income taxes............................       3,548       4,073       7,621       (3,887)(8)      3,724
                                                        ----------  ----------  -----------  -----------  -----------
    Net Income........................................  $    5,669  $    5,403   $  11,072    $  (7,218)   $   3,854
                                                        ----------  ----------  -----------  -----------  -----------
                                                        ----------  ----------  -----------  -----------  -----------
Primary Earnings Per Share............................  $     1.15         n/a                         (9)  $    0.52
                                                        ----------  ----------                            -----------
                                                        ----------  ----------                            -----------
Average Shares Outstanding............................       4,931         n/a                    2,531(9)      7,462
                                                        ----------  ----------               -----------  -----------
                                                        ----------  ----------               -----------  -----------

       See accompanying notes to pro forma combined financial statements

                              AEP INDUSTRIES INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                  (UNAUDITED)

(1) Reflects the acquisition of Borden Packaging by the Company for a total purchase price of $360,000,000 consisting of $280,000,000 in cash and 2,412,818 Shares of Company Common Stock at an assumed price of $33.15625 per Share or a total of $80,000,000. This acquisition will be recorded using the purchase method of accounting. Under the acquisition agreement, the Company will acquire all of the net assets and assumed liabilities of Borden Packaging except for cash of $26,381,000, goodwill of $44,213,000 and current portion of long term debt of $6,601,000. The Company has included additional costs of the acquisition of $5,450,000 in accrued expenses. These costs represent consultant, legal and accounting fees of $1,450,000 and additional purchase costs of $4,000,000 that relate to the acquisition. The excess of purchase price over net assets acquired has been preliminarily allocated to property, plant and equipment ($43,032,000) and intangibles ($26,558,000) pending the completion of appraisals and due diligence. See "The Acquisition and Related Matters--Accounting Treatment".

(2) Reflects the bank underwriting fees incurred by the Company in connection with obtaining financing for the Acquisition. The total fees are expected to be approximately $3,150,000, of which $525,000 is included in other current assets. These bank fees have been accrued by the Company and will be amortized over the term of the credit facilities, which has been assumed to be six years.

(3) Reflects the retirement of the existing combined bank long term debt of $97,261,000 and replacement thereof with the Company's new credit facilities, which at April 30, 1996, would have equalled approximately $377,261,000.

(4) Reflects the amortization of the bank underwriting fees for the new credit facilities obtained in the financing of the Acquisition. The total fees are expected to be approximately $3,150,000 and have been assumed to be amortized over six years, the assumed term of the credit facilities. The total fees amortized for the year ended October 31, 1995, and the six months ended April 30, 1996, amounted to $525,000 and $262,000, respectively. These fees were charged to interest expense.

(5) Reflects the net change in amortization expense of purchased intangibles of $26,558,000, which are being amortized over a period of between 17 to 20 years. These intangibles have preliminarily been allocated as follows:
    $10,000,000 to licenses, patents and copyrights, $11,429,000 to goodwill related to the Hitachi-Borden joint venture and $5,129,000 to additional costs related to the acquisition.

                                                             FOR THE YEAR ENDED  FOR THE SIX MONTHS ENDED
                                                             DECEMBER 31, 1995        APRIL 30, 1996
                                                             ------------------  ------------------------
Amortization expense of purchased intangibles,.............    $    1,415,000          $    708,000
Historical amortization expense............................         1,736,000               868,000
                                                             ------------------          ----------
Adjustment needed to decrease amortization expense.........    $     (321,000)         $   (160,000)
                                                             ------------------          ----------
                                                             ------------------          ----------

(6) Reflects the additional depreciation of property, plant and equipment assuming that the acquisition occurred on November 1, 1994.

                                                             FOR THE YEAR ENDED  FOR THE SIX MONTHS ENDED
                                                              OCTOBER 31, 1995        APRIL 30, 1996
                                                             ------------------  ------------------------
Depreciation expense of acquired property, plant and
  equipment (9 to 20 years life)...........................    $   22,191,000         $   11,095,000
Historical depreciation expense............................        20,371,000             10,329,000
                                                             ------------------         ------------
Adjustment needed to increase depreciation expense.........    $    1,820,000         $      766,000
                                                             ------------------         ------------
                                                             ------------------         ------------

                              AEP INDUSTRIES INC.

                                  (UNAUDITED)

(7) Reflects adjustments for the acquisition financing, as of November 1, 1994, plus the average incremental debt incurred during the year ended October 31, 1995, and the six months ended April 30, 1996. No assumptions were made that the Company made any scheduled debt payments under the Credit Facility.

                                                             FOR THE YEAR ENDED  FOR THE SIX MONTHS ENDED
                                                              OCTOBER 31, 1995        APRIL 30, 1996
                                                             ------------------  ------------------------
Average debt under Credit Facility.........................   $    318,795,000       $    370,400,000
                                                             ------------------         -------------
Average interest rate......................................               7.63%                  7.69%
                                                             ------------------         -------------
Interest expense (excluding amortization of loan fees).....   $     24,702,000       $     14,241,100
Historical combined interest expense, (excluding $200,000
  of amortization of loan fees for the six months ended
  April 30, 1996)..........................................          4,441,000              4,004,000
                                                             ------------------         -------------
Adjustment needed to increase interest expense.............   $     20,261,000       $     10,237,000
                                                             ------------------         -------------
                                                             ------------------         -------------

   Because interest rates in connection with the Term Credit Facility have not been determined as of the date of this Proxy Statement, this presentation is indicative of the Company's best current estimate of interest expense.

   Each 1% increase or decrease in the assumed average interest rate under the Term Credit Facility would change the pro forma interest expense for the year ended October 31, 1995, and the six months ended April 30, 1996, by $3,188,000 and $1,852,000, respectively. The pro forma net income (loss) would change by $1,092,000 and the pro forma primary earnings (loss) per share would change by $.22 for the year ended October 31, 1995. The pro forma net income (loss) would change by $1,204,000 and pro forma primary earnings (loss) per share would change by $.16 for the six months ended April 30, 1996.

(8) Reflects an adjustment to the combined tax provision to provide for taxes at the Federal statutory tax rate of 35%.

(9) Reflects the issuance of 2,412,818 Shares of the Company's Common Stock as per the Purchase Agreement assuming a price of $33.15625 per Share and 274,000 of the additional incremental Shares of Common Stock equivalents (stock options) that would be used to calculate the weighted average number of Shares outstanding at October 31, 1995. If the Buyer Stock Price is less than $33.15625, the number of Shares to be issued in connection with the Acquisition will be increased to equal $80,000,000 divided by the Buyer Stock Price, but in no event more than 4,000,000 Shares. In the event that 4,000,000 Shares of Company Common Stock are issued in the Acquisition, the average Shares outstanding would increase by 1,433,000 and the pro forma primary earnings per Share would decrease by $.21.

   Reflects the issuance of 2,412,818 Shares of Company's Common Stock as per the Purchase Agreement assuming a price of $33.15625 per Share and 118,000 of the additional incremental Shares of Common Stock equivalents (stock options) that would be used to calculate the weighted average number of Shares outstanding at April 30, 1996. If the Buyer Stock Price is less than $33.15625, the number of Shares to be issued in connection with the Acquisition will be increased to equal $80,000,000 divided by the Buyer Stock Price, but in no event more than 4,000,000 Shares. In the event that 4,000,000 Shares of Company Common Stock are issued in the Acquisition, the average Shares

                              AEP INDUSTRIES INC.

                                  (UNAUDITED)

    outstanding would increase by 1,433,000 and the pro forma primary earnings per Share would decrease by $.08.

                          BUSINESS OF BORDEN PACKAGING

GENERAL

    Borden Packaging is an international producer of a range of flexible and rigid packaging materials predominantly for the food and industrial markets. It manufactures and distributes its products worldwide, including North America, Western Europe, South Africa and the Asia Pacific regions. The Borden Packaging business is organizationally divided into three groups: North America, Europe and South Africa, and Asia Pacific. Not included as part of the Acquisition is Borden's packaging business in South America, which will be retained by Borden. Accordingly, the results of the South American packaging operations are not included in the historical financial information of Borden Packing or in the pro forma financial information.

BORDEN PACKAGING

    Borden Packaging's major product lines include polyvinyl chloride ("PVC") stretch films for packaging of meats, poultry and produce for supermarkets; PVC-based food wrap films in cutter boxes and perforated rolls for institutions, including restaurants, schools, hospitals and penitentiaries; polyethylene ("PE") based stretch wrap films for unitizing pallet loads; oriented polypropylene ("OPP") films for flexible packaging of salted snacks, confectionery and baked goods; and polypropylene ("PP") films for processed cheese products. Borden Packaging is also a leading converter of flexible food packaging materials in Europe and Asia.

    Headquartered in Andover, Massachusetts, Borden Packaging employs approximately 3,500 people and operates 27 manufacturing facilities and 27 regional sales offices in 12 countries.

    NORTH AMERICA

    The North American group is organized into two divisions: North American Resinite and Proponite. North American Resinite is a producer of PVC and PE packaging films for the supermarket, institutional and industrial markets in the United States and Canada. The division has over 30 years of operating history and believes that it is the largest producer of PVC supermarket and institutional films in North America. The division sells its products primarily through large distributors. Proponite is a manufacturer of OPP films, serving the flexible packaging market. The division has over 15 years of operating history and sells its products primarily to packaging converters who further process the film for end-users. North American Resinite operates three manufacturing plants in the United States and two in Canada. The Proponite division operates one plant in North Andover, Massachusetts.

    EUROPE AND SOUTH AFRICA

    The European and South African group is organized in five divisions:
European Resinite, European Flexibles, FIAP, Rigids and Resinite South Africa. The European business was founded in 1965 when Borden started its Resinite operation in the United Kingdom after successfully introducing PVC and PE packaging films for the supermarket, institutional and industrial markets, printed and unprinted films for the flexible packaging market, and rigid containers and trays in Europe and South Africa. European Resinite is believed to be one of the largest suppliers of PVC films for the supermarket segment in Europe and PVC films for the institutional segment in Europe. The European and South African Group has 12 plants in the European Union and two in South Africa.

    ASIA PACIFIC

    The Asia Pacific group produces and markets PVC and PE packaging films and converted flexible packaging in New Zealand, Australia and Japan. The Japanese business operates through a 50/50 joint venture with Hitachi Chemical Company Ltd. ("Hitachi Chemical") and primarily produces supermarket films and pallet wrap products. This Japanese business was subject to Hitachi Chemical's right of first refusal to purchase Borden's interest in the joint venture, which right was waived by Hitachi Chemical with respect to the Acquisition.

                             PRINCIPAL STOCKHOLDERS

    Set forth below is information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the Shares, each executive officer, each director and all directors and executive officers of the Company as a group based upon the number of outstanding Shares as of August 30, 1996. For the purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and generally means the power to vote or to dispose of the securities regardless of any economic interest therein.

                                                                    PERCENT OF OUTSTANDING
NAME AND ADDRESS                           SHARES OF COMMON STOCK           SHARES
OF BENEFICIAL OWNER                         BENEFICIALLY OWNED(A)     BENEFICIALLY OWNED
- -----------------------------------------  -----------------------  -----------------------

Kenneth Avia
17 Oak Trail Road
Englewood, NJ 07632                                   80,200(b)                  1.7%

J. Brendan Barba
125 Phillips Avenue
South Hackensack, NJ 07606                         1,234,205(c)(d)(e)             26.2%

Robert W. Cron
125 Phillips Avenue
South Hackensack, NJ 07606                            33,427(f)(g)(h)           (i)

Paul M. Feeney
125 Phillips Avenue
South Hackensack, NJ 07606                            39,645(j)               (i)

Paul E. Gelbard
380 Madison Avenue
New York, NY 10017                                     2,450(k)               (i)

Lawrence R. Noll
125 Phillips Avenue
South Hackensack, NJ 07606                             3,237(l)               (i)

John Powers
125 Phillips Avenue
South Hackensack, NJ 07606                            57,393(m)(n)   (p)              1.2%

All Directors and Executive Officers
as a Group (seven persons)                         1,450,557(q)                 30.4%

David J. McFarland
29 Knoll Street
Tenafly, NJ 07670                                    308,827(r)                  6.6%

EGS Partners
100 East 42nd Street
New York, NY 10017                                   767,020(s)                 16.4%

Fidelity Management Corp.
82 Devonshire Street
Boston, MA 02109                                     326,989(t)                  7.0%

                                                                    PERCENT OF OUTSTANDING
NAME AND ADDRESS                           SHARES OF COMMON STOCK           SHARES
OF BENEFICIAL OWNER                         BENEFICIALLY OWNED(A)     BENEFICIALLY OWNED
- -----------------------------------------  -----------------------  -----------------------
Melanie K. Barba
343 Algonquin Road
Franklin Lakes, NJ 07417                             237,500(u)                  5.1%

Borden, Inc.
180 East Broad Street
Columbus, OH 43215                                          (v)               (v)

- ------------------------

(a) Except as indicated in the following footnotes, each of the persons listed above has sole voting and investment power with respect to all Shares shown in the table as beneficially owned by him.

(b) Includes 200 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Avia.

(c) Includes 18,000 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Barba.

(d) Does not include 29,592 Shares owned or issuable upon the exercise of stock options exercisable within 60 days held by a daughter of Mr. Barba and her family, as to which Mr. Barba disclaims beneficial ownership.

(e) Does not include 237,500 Shares owned by Mr. Barba's wife, Melanie K. Barba, as to which Mr. Barba disclaims beneficial ownership.

(f) Does not include 2,250 Shares held by Mr. Cron's wife as trustee for their minor children, as to which Mr. Cron disclaims beneficial ownership.

(g) Includes 28,500 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Cron.

(h) Includes 3,927 Shares owned by Mr. Cron and his wife in joint ownership.

(i) Less than 1%

(j) Includes 23,000 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Feeney.

(k) Includes 2,000 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Gelbard.

(l) Includes 2,200 Shares issuable upon the exercise of stock options exercisable within 60 days held by Mr. Noll.

(m) Includes 12,531 Shares owned jointly by Mr. Powers and his wife.

(n) Includes 17,462 Shares owned by Mr. Powers' wife.

(o) Includes 23,000 Shares held by Mr. Powers' wife as trustee for their minor children.

(p) Includes 4,400 Shares issuable upon exercise of Stock Options exercisable within 60 days held by Mr. Powers.

(q) Includes 81,300 Shares issuable upon the exercise of options exercisable within 60 days.

(r) Information as to the holdings of David J. McFarland is based upon a report on Schedule 13G filed on February 12, 1996, with the Securities and Exchange Commission and additional information supplied by Mr. McFarland. Such report indicates that all Shares of Common Stock were owned with sole voting and dispositive power.

(s) Information as to the holdings of EGS Partners is based upon reports on
    Schedule 13D filed on June 20, 1996, with the Securities and Exchange Commission. Such reports indicate that 92,684 Shares of Common Stock were owned with sole voting and dispositive power and 674,336 Shares were owned with shared voting and dispositive power.

(t) These securities are held in various investment advisory funds by Fidelity Management Corp. Information as to such holdings is based upon a report on
    Schedule 13G filed on February 14, 1996, with the Securities and Exchange Commission. Such report indicates that 10,700 of such Shares were owned with sole dispositive power and 326,989 of such Shares were owned with sole voting power.

(u) Information as to holdings of Melanie K. Barba, Mr. Barba's wife, is based upon information supplied by her.

(v) Does not include 2,294,695 shares of Common Stock subject to the Stockholders Agreement and the Voting Agreement (collectively, the "Stockholder Shares"), constituting approximately 49.2% of the outstanding shares of Common Stock which may be deemed to be beneficially owned by Borden as result of the agreement to vote such shares in the Stockholders Agreement and Voting Agreement (see "Description of the Stockholders Agreement" and "Description of the Voting Agreement"). In addition to such Shares, pursuant to the Voting Agreement, EGS has agreed to vote 314,302 shares of Managed Accounts Shares which are subject to the provisions of Employee Retirement Income Security Act of 1974, as amended, in favor of the Acquisition Proposal, subject to whatever instructions are given by such managed accounts. The Managed Accounts Shares have not been included as shares of Common Stock that may be deemed to be beneficially owned by Borden. After completion of the Acquisition, Borden will own between 34.1% of the outstanding Shares, assuming the Fixed Shares are issued, and 46.0% if the Maximum Shares are issued.

                        MARKET AND DIVIDEND INFORMATION

    The Company's Shares are quoted on Nasdaq NMS under the symbol "AEPI." The high and low closing prices for the Company's Shares, as reported by Nasdaq NMS, are as follows:

                                                                                         PRICE RANGE
                                                                                     --------------------   PER SHARE
FISCAL YEAR AND PERIOD                                                                 HIGH        LOW      DIVIDEND
- -----------------------------------------------------------------------------------  ---------  ---------  -----------
1996
First quarter......................................................................  $   23.75  $   21.50      --
Second quarter.....................................................................      26.50      22.00      --
Third quarter (through September 9, 1996)..........................................      43.50      24.50      --
1995
First quarter......................................................................  $   18.50  $   15.75   $    .020
Second quarter.....................................................................      25.25      17.25        .025
Third quarter......................................................................      27.25      18.25        .025
Fourth quarter.....................................................................      24.75      20.75        .025
1994
First quarter......................................................................  $   15.50* $   11.33*  $    .017*
Second quarter.....................................................................      21.00      14.75        .020
Third quarter......................................................................      19.25      15.00        .020
Fourth quarter.....................................................................      18.75      16.00        .020

- ------------------------

* The Company's Board of Directors declared a 3-for-2 stock split effected in the form of a stock dividend to stockholders of record as of December 30, 1993, effective January 11, 1994. Closing prices and per Share dividend amounts prior to January 11, 1994, have been retroactively restated to give effect to the stock split.

    On June 19, 1996, the date preceding public announcement of the Acquisition Proposal, the high and low sales prices for the Company's shares were $34.50 and $31.00, respectively, and the closing price was $33.50.

    On September 9, 1996, the closing price for the Company's Shares was $40.50. As of such date the Company's Shares were held by approximately 600 stockholders of record through nominee or street name accounts with brokers.

    The Company paid cash dividends to its stockholders in each fiscal quarter commencing with the quarter ended July 31, 1993, through the quarter ended October 31, 1995. The Company is subject to a number of covenants under its term loan and revolving credit agreements, including restrictions on the amount of dividends that may be paid. The existing term loan and revolving credit agreements of the Company will be refinanced with the Acquisition Financing Agreements, which are expected to contain similar restrictions on the amount of dividends that may be paid. The Board of Directors announced in December 1995 the suspension of future dividends and that available funds would be reinvested into the Company. The restoration of future dividends is within the discretion of the Board of Directors and will depend upon business conditions, earnings, the financial condition of the Company and other relevant factors.

    In August 1995, the Company and J. Brendan Barba, the Chairman of the Board, President and Chief Executive Officer of the Company, entered into a Stock Purchase Agreement (the "Barba Purchase Agreement"), pursuant to which the Company purchased from Mr. Barba on such date an aggregate of 1,550,000 shares of Common Stock for a cash purchase price of $21.04 per Share (the "Barba Purchase").

    In September 1995, the Company completed a Self-Tender Offer (the "Offer") and purchased 1,083,000 shares of Common Stock for a cash purchase price of $22.75 per Share.

    Pursuant to the Barba Purchase Agreement, none of the Shares beneficially owned by him or any of his affiliates or over which he otherwise exercised dispositive power were tendered and sold to the Company pursuant to the Offer. The Company's other directors and executive officers did not tender Shares owned by them pursuant to the Offer.

    On March 18, 1996, the Company acquired 168,000 shares from EGS Partners, a principal stockholder of the Company (the "EGS Purchase"), for a cash purchase price of $22.75 per share.

    Shares acquired by the Company pursuant to the Offer, the Barba Purchase and the EGS Purchase are being held in the Company's treasury and will be available for the Company to issue without further stockholder action (except as required by applicable law or the rules of the Nasdaq NMS on which the Shares are traded). Such Shares will not be used to pay the Share portion of the Purchase Price. Such Shares could be issued for such purposes as, among others, the acquisition of businesses, the raising of additional capital for use in the Company's business, the distribution of stock dividends and the implementation of employee benefit plans. Specifically, the Board of Directors of the Company implemented an employee stock ownership plan (the "ESOP") effective January 1, 1996. Shares acquired by the Company pursuant to the Barba Purchase, the Offer and the EGS Purchase may over time, subject to the determination of the Board as to the appropriate level of considerations, be contributed by the Company to the ESOP. The purpose of the ESOP is to attract and retain key employees of the Company, to encourage an ownership commitment by those employees and to motivate such persons by providing incentives for the successful implementation of the Company's strategic plans.

                     DESCRIPTION OF THE PURCHASE AGREEMENT

    THE FOLLOWING SUMMARY OF THE TERMS OF THE PURCHASE AGREEMENT IS NOT COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PURCHASE AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS ANNEX A.

SALE OF ASSETS; PURCHASE PRICE

    At the Closing, upon the terms and subject to the conditions of the Purchase Agreement, Borden will sell to the Company the assets, subject to the assumption of all related liabilities, of Borden Packaging comprised of (i) all of the assets rights, properties, claims, contracts and business principally used in the Packaging Business conducted by Borden in the United States, Canada and Australia (other than cash, cash equivalents and other excluded assets), and
(ii) all of the outstanding shares of stock (the "Subsidiary Stock") of certain foreign subsidiaries of Borden (the "Transferred Subsidiaries"). The assumed liabilities relating to the Packaging Business include all debts, liabilities and obligations, other than certain excluded liabilities, arising out of or pertaining to the Packaging Business, including product liability claims, liabilities and obligations related to the presence, disposal, escape, seepage, leakage, discharge, emission, release or threatened release of any substances or materials, and liabilities with respect to actions, suits, proceedings, disputes, claims or investigations arising out of or related to the Packaging Business.

    The Purchase Price to be paid by the Company consists of (i) a number of Shares equal to the greater of (x) the 2,412,818 Fixed Shares and (y) if the Buyer Stock Price is less than $33.15625, a number of Shares (rounded up to the nearest whole Share) equal to the quotient obtained by dividing (A) $80,000,000 by (B) the Buyer Stock Price, provided that in no event will the Company be required to deliver in excess of the 4,000,000 Maximum Shares, and (ii) $280,000,000 in cash. The Fixed Shares represent approximately 34.1% of the outstanding Shares, and the Maximum Shares represent approximately 46.0% of the outstanding Shares. The Purchase Price is subject to a post-closing adjustment equal to the change in the net working capital (excluding cash and cash equivalents) and long-term liabilities of Borden Packaging between December 31, 1995, and the Closing Date. The adjustment will be paid by Borden in cash or Common Stock of the Company, at Borden's option, or by the Company in cash, as the case may be.

    The Purchase Agreement provides that if consents to the transfer of assets or stock of certain foreign subsidiaries are required and cannot be obtained or there is an injunction or similar order which would prevent such transfer, then, under certain circumstances, Borden will retain such assets or stock for the Company's benefit and the Company and Borden will enter into mutually reasonably acceptable agreements with respect to the management by the Company of such assets or company until such time as such assets or stock may be transferred to the Company or otherwise disposed of.

    The Company will finance the cash portion of the Purchase Price with bank borrowings to be obtained pursuant to the Acquisition Financing Agreements. The Company has received a commitment from JPM and Morgan Guaranty Trust Company of New York with respect to such financing, but has not yet entered into definitive agreements with respect thereto. See "The Acquisition and Related Matters--Financing."

CLOSING

    Pursuant to the Purchase Agreement, the Closing will take place on a mutually agreed upon date following the satisfaction or waiver of the conditions set forth under "Description of the Purchase Agreement-- Conditions," but not later than January 31, 1997 (the "Closing Date"). The Closing and the consummation of the transactions contemplated by the Purchase Agreement will be deemed effective as of 12:01 A.M. on the Closing Date.

REPRESENTATIONS AND WARRANTIES

    In the Purchase Agreement, Borden and the Company made customary representations and warranties to each other, including representations and warranties regarding the following: organization, authority relative to the Purchase Agreement, licenses, permits and approvals and absence of violations of certain laws and agreements, title to properties, financial information and absence of certain changes, accuracy of the information provided for use in this Proxy Statement, legal proceedings, labor controversies, patents and other intellectual property, compliance with applicable law, taxes, employee benefits and certain matters arising under the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), material contracts (involving payment of more than $250,000 and not terminable within 120 days) and absence of defaults thereunder, environmental compliance, transactions with affiliates, and fees payable to brokers or finders. Borden also made certain customary representations to the Company regarding absence of defects with respect to its assets, and the assets being acquired constituting all of the assets used by Borden in connection with the Packaging Business, accuracy of the information provided for use in this Proxy Statement, and the acquisition of the Company's Common Stock for investment purposes. In addition, the Company made customary representations to Borden concerning accuracy and completeness of the Company's filings with the Securities and Exchange Commission, vote required and obtained for approval of the Acquisition Proposal, Delaware General Corporation Law and charter provisions, and its financial capacity to consummate the transaction.

CONDUCT PENDING THE CLOSING

    The Purchase Agreement provides that, except as expressly contemplated thereby, during the period from the date of the Purchase Agreement and continuing until the Closing Date, Borden will operate Borden Packaging in the ordinary course, consistent with past practice, and use its reasonable best efforts to preserve intact its present business organizations, to keep available the services of its present officers and key employees and to preserve the good will of others having business dealings with Borden Packaging and to maintain in full force and effect all licenses from governmental authorities. The Purchase Agreement provides that, except as provided therein, without the prior consent of the Company, Borden will not, nor will it cause or permit the subsidiaries comprising Borden Packaging, other than in the ordinary course of business, to amend the charter or by-laws of a Transferred Subsidiary, or issue or agree to issue any additional shares of a Transferred Subsidiary's capital stock, or securities convertible, exchangeable or exercisable for such capital stock, dispose of or encumber any of the assets or properties pertaining to Borden Packaging, cancel any debts or waive any claims or rights pertaining to Borden Packaging, increase the compensation payable to officers or employees other than pursuant to existing agreements or as a result of collective bargaining, make any new material capital expenditures commitment, incur, assume or guarantee any material borrowings, or agree to take any of the foregoing actions.

    The Purchase Agreement further provides that, except as expressly contemplated thereby, pending the Closing the Company will operate its business in the ordinary course, consistent with past practice, and use its reasonable best efforts to preserve intact its present business organization, to keep available the services of its present officers and key employees, to preserve the good will of others having business dealings with the Company and to maintain in full force and effect all licenses from governmental authorities. Without limiting the generality of the foregoing, the Purchase Agreement provides that, except as provided therein, without the prior consent of Borden, the Company will not, other than in the ordinary course of business, amend its charter or by-laws or change the composition of its Board of Directors, issue or agree to issue, any additional shares of capital stock, or securities convertible, exchangeable or exercisable for capital stock, effect a stock split, combination, reclassification, dividend distribution, stock redemption, merger or consolidation, stock or asset acquisition of another entity or any loans, advances, capital contributions or investments to or in any person, dispose of or encumber any of the assets or properties material to the Company's business, cancel any debts or waive any claims or rights, increase the compensation payable to officers or employees other than pursuant to existing agreements or as a result of collective bargaining, make any new material capital expenditures commitment, incur, assume or guarantee any material borrowings, or agree to take any of the foregoing actions.

STOCKHOLDERS MEETING

    The Company has agreed in the Purchase Agreement to duly call, give notice of, convene and hold a meeting of its stockholders as soon as practicable for the purpose of obtaining stockholder approval of the Acquisition Proposal and to include in the Proxy Statement the recommendation of its Board of Directors to approve such proposal.

CONDITIONS

    The respective obligations of each party to effect the transactions contemplated by the Purchase Agreement will be subject to the satisfaction at or prior to the Closing Date of certain conditions including the following: (a) no injunction, restraining order or decree is in effect restraining or prohibiting the consummation of the sale of the Subsidiary Stock or the assets to be transferred, (b) the receipt of all necessary governmental and regulatory consents, approvals, authorizations and orders, except that the closing can take place under specified conditions without consents and approvals deemed not material, and (c) the receipt of stockholder approval of the Acquisition Proposal. For purposes of (a) and (b) above, it will not be deemed material, and therefore not grounds for terminating the Purchase Agreement, if Borden is prevented from transferring to the Company assets or stock of certain foreign subsidiaries accounting for 10% or less of Borden Packaging's total net trade sales during the year ended December 31, 1995.

    The obligations of the Company to effect the Acquisition are further subject to certain other conditions, including the following: (a) the representations and warranties of Borden set forth in the Purchase Agreement will be true and correct as of the Closing Date except for inaccuracies which would not in the aggregate have a material adverse effect on Borden Packaging, (b) there has been no material adverse change in Borden Packaging (other than as contemplated in the Agreement or Disclosure Schedule thereto or as a result of a change in Borden Packaging's results of operations), (c) Borden has performed or complied with, in all material respects, all obligations and covenants required under the Purchase Agreement to be performed or complied with, at or prior to the Closing Date (Borden is required to deliver to the Company an officer's certificate as to the foregoing), (d) the Governance Agreement must continue to be in full force and effect, and (e) the Company must have received an opinion from counsel to Borden and its Subsidiaries. In addition, Borden must execute and deliver certain transitional licenses, services and facilities agreements.

    The obligations of Borden to effect the transactions contemplated by the Purchase Agreement are subject to certain conditions, including the following:
(a) the representations and warranties of the Company set forth in the Purchase Agreement will be true and correct as of the Closing Date except for inaccuracies which would not in the aggregate have a material adverse effect on the Company, (b) there has been no material adverse change in the Company (other than as contemplated in the Agreement or Disclosure Schedule thereto), (c) the Company has performed or complied with, in all material respects, all obligations and covenants required under the Purchase Agreement to be performed or complied with, at or prior to the Closing Date (the Company is required to deliver to the Company an officer's certificate as to the foregoing), (d) the Governance Agreement must continue to be in full force and effect), (e) the Stockholders Agreement must continue to be in full force and effect, and (f) Borden must have received an opinion from counsel to the Company. The Company must also execute and deliver certain transitional licenses, services and facilities agreements.

    It is an additional condition of Borden's obligation to close the transaction that each of J. Brendan Barba, the Chairman of the Board, President and Chief Executive Officer of the Company, and Paul M. Feeney, Executive Vice President-Finance of the Company, enter into employment agreements effective on the Closing Date. Mr. Barba's employment agreement will have a term of five years with a base salary of $500,000 per year (adjusted for any increase in the Consumer Price Index) and a bonus for the fiscal year ending October 31, 1996, of $187,500. Mr. Feeney's employment agreement will have a term of five years with a base salary of $240,000 per year (adjusted for any increase in the Consumer Price Index) and a bonus for the fiscal year ending October 31, 1996, of $85,000. Bonuses for Messrs. Barba and Feeney in the fiscal year ending October 31, 1997, and thereafter will be based upon performance criteria determined by the Compensation Committee of the Board of Directors of the Company in its reasonable discretion. The employment agreements provide that Mr. Barba's and Mr. Feeney's respective employment agreements may be terminated without cause prior to the expiration of the term thereof, and in such case Mr. Barba and Mr. Feeney will be entitled to severance payments equal to two times the sum of the annual base salary then in effect plus the bonus earned for the immediate preceding year, payable over a two-year period. Messrs. Barba and Feeney will also continue to be eligible to participate in any compensation plan or program maintained by the Company in which other senior executives of the Company participate on terms comparable to those applicable to such other senior executives.

OTHER COVENANTS AND AGREEMENTS

    The Purchase Agreement provides for the delivery and execution of a transitional license agreement which will grant the Company the right to use the Borden name and related trademarks on certain products, labels, packaging and promotional materials for the six month period following the Closing Date without other trademarks and for the 18 month period thereafter together with Company trademarks, after which time the Company will have no right to use such name or trademarks.

    The Purchase Agreement provides for the Company to offer employment to substantially all of the persons employed in the business of Borden Packaging on the same terms as those provided to such employees by Borden immediately prior to the Closing Date. The Company will assume certain liabilities and obligations arising out of Borden employee benefit plans and has agreed to permit the United States Borden employees to participate in the Company Plans, and to continue benefits for foreign employees under their respective, or equivalent, (incentive, bonus, deferred compensation, pension, retirement, savings, medical and severance plans in effect for such employees.

    The Purchase Agreement provides that Borden and the Company agree to use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Purchase Agreement. In connection therewith, Borden and the Company agreed to timely and promptly make all filing required of each of them under the Hart-Scott Rodino Antitrust Improvements Act of 1976 and any similar foreign legislation.

    The Purchase Agreement provides that Borden will notify the Company and keep it advised as to any litigation or administrative proceeding pending and known to Borden or, to its knowledge, threatened against Borden or any Subsidiary which challenges the transactions contemplated hereby, any material damage or destruction of any of the Assets, and any event or occurrence that would cause any representation or warranty contained in the Purchase Agreement to be false.

    The Company has agreed to obtain financing necessary for consummation of the transaction and to deliver to Borden as soon as reasonably practicable after the date of the Purchase Agreement copies of definitive financing agreements with reputable financial institutions to provide at the Closing, subject only to customary conditions, all of such financing to be in form and substance reasonably satisfactory to Borden.

    The Company and Borden have also agreed to enter into certain shared services agreements and transitional services agreements pursuant to which Borden will provide to the Company, and the Company will provide to Borden, certain services or facilities which are currently used by Borden Packaging and other divisions or subsidiaries of Borden.

TERMINATION AND ABANDONMENT

    The Purchase Agreement may be terminated at any time prior to Closing Date
(a) by mutual consent of Borden and the Company; (b) by Borden or the Company, if the transactions contemplated by the Purchase Agreement have not been consummated before January 31, 1997 (unless the failure to consummate the transactions contemplated by the Purchase Agreement by such date is due to a breach by the party seeking to terminate the Purchase Agreement); (c) by Borden, if the Company fails to deliver definitive copies of the Acquisition Financing Agreements to Borden within 16 weeks of the date of the Purchase Agreement or if at any time thereafter any such definitive financing agreements cease to be in full force and effect and the Company has not replaced such financing agreements prior to the earlier of three weeks thereafter and January 31, 1997; or (d) by Borden, if the Acquisition Proposal is not duly approved by the stockholders of the Company at a meeting of stockholders (or any adjournment thereof) duly called and held for such purpose.

    If the Purchase Agreement is terminated as provided therein, each party will bear its own expenses incurred in connection with the Purchase Agreement and the transactions contemplated thereby, and neither party thereto will have other liability or further obligation to the other party pursuant to the Purchase Agreement except that termination will not preclude either party from suing the other for breach of the Purchase Agreement.

    The Company has agreed to pay Borden $8,000,000 if (i) the Board of Directors changes or modifies its recommendation with respect to the Acquisition Proposal and stockholder approval is not obtained and Borden is able prior to January 31, 1997, to satisfy the closing conditions, that Borden's representations and warranties be true and correct and that there be no material adverse change in Borden Packaging or (ii) the stockholders meeting does not occur prior to January 31, 1997.

INDEMNIFICATION

    Subject to certain terms and conditions and limitations set forth in the Purchase Agreement, Borden has agreed to indemnify the Company against all Damages (as defined in the Purchase Agreement) resulting from any obligations of Borden not assumed by the Company and any breach of Borden's covenants and representations and warranties in the Purchase Agreement, and the Company has agreed to indemnify Borden and the asset selling subsidiaries against all Damages resulting from any obligations of Borden assumed by the Company and any breach of the Company's covenants and representations and warranties in the Purchase Agreement. Any claim for breach of a representation or warranty must be asserted within two years of the Closing Date and the indemnifying party is only liable for such breaches to the extent individual items exceed $40,000 and the aggregate damages exceed $5,750,000, up to an aggregate of $75,000,000.

                    DESCRIPTION OF THE GOVERNANCE AGREEMENT

    THE FOLLOWING SUMMARY OF THE TERMS OF THE GOVERNANCE AGREEMENT IS NOT COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE GOVERNANCE AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS ANNEX B.

BOARD OF DIRECTORS

    Pursuant to the Governance Agreement, if the Acquisition is consummated, the size of the Company's Board of Directors will be expanded by four members. Four persons designated by Borden will be appointed on the Closing Date to fill such vacancies. In addition, one of the six present directors, will resign and an independent director jointly designated by the management directors and Borden will be appointed. Thereafter five members of the Board, two of whom shall be independent, shall be designated by the management directors, four members shall be designated by Borden, and an independent director shall be designated jointly by the management directors and Borden. Borden's right to designate directors to the Board is subject to reduction in the event that Borden's shareholdings in the Company are reduced below 25%. In the event that Borden's shareholdings in the Company fall below 10%, Borden's right to designate directors terminates, as well as its right to jointly designate an independent director with Management Directors.

    The Governance Agreement also provides that a super-majority of directors will be required for certain significant actions, including merger, consolidation, sale of all or a substantial part of the business or assets; the sale, lease, pledge, grant of security interest in, license, transfer or other disposal by the Company of all or a substantial part of the business or assets of the Company; issuances of any debt or stock of the Company; a reclassification, combination, split, subdivision or redemption, purchase or other acquisition, of any of the debt or equity securities or other capital stock of the Company; amendment to the Certificate of Incorporation or By-Laws of the Company, or any change in the size or composition of the Board of Directors of the Company or committee thereof except in accordance with the Governance Agreement; the establishment of any committee of the Board of Directors other than as provided in the Governance Agreement; any significant change in accounting policies or procedures of the Company unless required under generally accepted accounting principles; the satisfaction or discharge of any obligation outside of the ordinary course of business in excess of $5,000,000, or the outcome of which could be material to the business or assets of the Company; the commencement or termination of any litigation involving in excess of $5,000,000; any incurrence of indebtedness or capital expenditures above certain amounts; the institution by the Company of any shareholder rights plan or similar plan or device; the employment of certain executive officers of the Company, the adoption or amendment of any employee benefit plan of the Company, and certain other matters. The super-majority voting provision requires the approval of two-thirds of the directors, provided that so long as Borden's shareholdings of the Company are equal to at least 25%, at least one of the directors shall be a director designated by it.

    The Governance Agreement also provides that an Audit Committee, Nominating Committee, Compensation Committee and Stock Option Committee will be established and maintained by the Company's Board of Directors at all times that Borden's shareholdings in the Company equal or exceed 15%. So long as Borden's shareholdings in the Company equals or exceeds 15%, one-half of the Nominating Committee will consist of Borden's designees, and the Compensation Committee will consist of an equal number of directors designated by the management directors, directors designated by Borden and independent directors. The Stock Option Committee will consist of an equal number of independent directors and directors designated by Borden at all times that Borden's shareholdings in the Company equal or exceed 25%, and in the event that Borden's shareholdings in the Company are less than 25% but equal or exceed 15%, the Stock Option Committee will consist of two independent directors and one director designated by Borden.

    Because Borden will own a significant percentage of the Common Stock of the Company following the Closing Date, which will represent a substantial investment by Borden in the Company, as part of the negotiations, Borden and the Company agreed to enter into the Governance Agreement. The Governance Agreement gives Borden rights to participate in Company management, registration rights with respect to its Common Stock to provide for the orderly distribution of shares Borden may wish to sell, and other rights. In addition, Borden agreed to certain limitations on its actions, including the prohibition of Borden taking certain actions to acquire control of the Company, for a period of time which the Board of Directors believed was appropriate to protect the interests of the stockholders. Borden's stock ownership and the control provisions contained in the Governance Agreement may discourage unsolicited takeover bids from third parties and may delay, deter or prevent a tender offer or takeover attempt that a stockholder might believe to be in his or her best interest, including those attempts that might result in a premium over the market price for shares of the Common Stock.

AMENDMENT OF CERTIFICATE OF INCORPORATION AND BY-LAWS

    The Governance Agreement provides that the Company will submit amendments to its Certificate of Incorporation and By-Laws relating to voting requirements to the stockholders of the Company at the first annual meeting of stockholders of the Company after the Closing Date. If the amendments are not passed, the Company will still be required to comply with the provisions of the Governance Agreement.

PREEMPTIVE RIGHTS

    The Governance Agreement provides that as long as Borden's shareholdings in the Company are equal to at least 20%, Borden will have the right to subscribe for its PRO RATA share (based on its percentage of outstanding Common Stock of the Company) of any new issuances of securities authorized by the Board except issuances under employee benefit plans. Borden will have the right to purchase such securities on the same terms as they are offered and sold to third parties.

BUSINESS COMBINATIONS

    Pursuant to the Governance Agreement, Borden has agreed that during the three-year period commencing on the Closing Date (the "Standstill Period"), it will not, subject to certain exceptions, (i) directly or indirectly, purchase or otherwise acquire, or propose or offer to purchase or otherwise acquire, any Shares whether by tender offer, market purchase, privately negotiated purchase, business combination or otherwise, if, immediately after such purchase or acquisition, Borden's interest in the Company would equal or exceed the percentage of outstanding Common Stock that Borden acquired from the Company on the Closing Date or make any public announcement with respect thereto, (ii) directly or indirectly propose or offer to enter into a business combination or make any public announcement with respect thereto, (iii) other than in connection with an election contest to which Rule 14a-11 under the Exchange Act applies initiated by a third party or as otherwise approved by a majority of the Board of Directors (other than the Borden designees), participate in a proxy solicitation with respect to any stockholder proposals, or (iv) deposit any Shares into a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares or form or participate in a group with respect to any Shares.

    The Governance Agreement also provides that the aforementioned prohibitions on business combinations do not apply (i) during any period in which Borden's shareholdings in the Company fall below 10%, (ii) to certain permitted acquisition transactions following (X) the commencement by any third party of
(1) a bona fide tender or exchange offer to purchase in excess of 20% of the outstanding Shares of the Company's Common Stock that the Board of Directors either recommends acceptance of, expresses no opinion and remains neutral toward, or is unable to take a position with respect to, (2) a bona fide proposal to acquire all or substantially all of the assets of the Company that the Board of Directors is actively entertaining and the consummation of which would require approval by the stockholders of the Company pursuant to Section 271 of the Delaware General Corporation Law, or (3) a bona fide proposal to enter into any acquisition or other business combination transaction with the Company that the Board of Directors is actively entertaining, in the case of each of clauses (1) through (3), which shall not have been approved in advance by the Company or the Board of Directors, or (Y) the Company entering into (or announcing its intention to do so) a definitive agreement, or an agreement contemplating a definitive agreement, for any of the transactions described in clauses (1) through (3) above, or (iii) to any issuance of securities pursuant to Borden's preemptive rights.

RESTRICTIONS ON TRANSFER

    The Governance Agreement provides that during the Standstill Period, Borden will not, directly or indirectly, sell, transfer or otherwise dispose of any Shares except (i) pursuant to a registered underwritten public offering, (ii) in accordance with the volume and manner of sale limitations of Rule 144 promulgated under the Securities Act, (iii) pursuant to an exemption from the registration requirements of the Securities Act, or (iv) to a Borden affiliate or a partner of a Borden affiliate, provided, however, that Borden may not sell, pursuant to clause (iii), to any one person or group, in one or more transactions or series of transactions, Shares representing in excess of 5% of the Company's then outstanding Common Stock and may not sell, pursuant to clause
(iii), in excess of 1% of the then outstanding Shares, except to certain institutional buyers or persons or entities who, prior to an acquisition pursuant to clause (iii), do not have a Schedule 13D on file with the SEC with respect to the Company Common Stock.

REGISTRATION RIGHTS

    Pursuant to the Governance Agreement, Borden will have the right at any time and from time to time on and after the Closing Date to require the Company to file a registration statement under the Securities Act covering the registration of any or all of the shares acquired by Borden in the Acquisition (the "Registrable Securities") held by Borden and certain of its transferees, provided that the Company shall not be required to have any such registration statement be declared effective by the Commission prior to the six month anniversary of the Closing Date. The first four such demand registrations will be at the Company's expense, except that the Company will not be responsible for underwriting discounts and commissions and the fees and disbursements of counsel selected by the holders, and all additional demand registrations will be at Borden's expense. Borden also has the right, under certain circumstances, to "piggyback" registrations in the event that the Company registers securities for its own account or for the account of third parties. Borden's demand and piggyback registration rights are subject to customary restrictions and limitations. In connection with any registration statement filed pursuant to these registration rights, Borden and the Company agreed to indemnify each other against certain liabilities, including certain liabilities under the Securities Act. The registration rights with respect to the Registrable Securities may be transferred to any transferee of such Registrable Securities who acquires any Registrable Securities of Borden, PROVIDED that such registration rights may not be transferred to a holder of less than 1% of the outstanding Common Stock unless such transferee is a Borden affiliate.

                   DESCRIPTION OF THE STOCKHOLDERS AGREEMENT

    The following summary of the terms of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement attached to this Proxy Statement as Annex C.

AGREEMENT TO VOTE

    Pursuant to the Stockholders Agreement, certain of the management directors (and in the case of Mr. Barba, members of his immediate family as well) who are also stockholders of the Company and who own in the aggregate 1,935,676 shares (the "Management Stockholders") have agreed to vote their Shares (i) in favor of the Acquisition Proposal, (ii) against any action or agreement that would result in a breach by the Company of any of its representations or covenants under the Purchase Agreement or the Stockholders Agreement, (iii) in favor of any amendments to the Certificate of Incorporation and By-Laws of the Company necessary to conform such documents to the requirements of the Governance Agreement, and (iv) except as requested by Borden and except as otherwise specified in clauses (i), (ii) and (iii) above, against the following actions: (1) any extraordinary corporate transaction; (2) a sale, lease or transfer of a material amount of assets of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company; (3) any material change in the Company's corporate or governance structure or business; or (d) any other action which would or could reasonably be expected to materially adversely affect the Acquisition Proposal. Such agreement to vote will terminate on the first to occur of (a) the third anniversary of the Closing Date, (b) the date, if any, prior to the Closing Date the Purchase Agreement is terminated in accordance with its terms, and (c) such time following the Closing Date as Borden's shareholdings in the Company are reduced below 10% (the "Termination Date"); provided, that clauses (i) and (iv) above will terminate on the earlier of the Closing Date or the Termination Date.

    The Stockholders Agreement also provides that each Management Stockholder will grant to certain officers of Borden such Management Stockholder's irrevocable proxy to vote such Management Stockholder's Shares in the manner provided for above.

RESTRICTION ON TRANSFER

    The Stockholders Agreement provides that the Management Stockholders may not, directly or indirectly, (i) offer for sale, sell, pledge, encumber or otherwise dispose of, any or all of such Management Stockholder's Shares, or
(ii) except as contemplated by the Stockholders Agreement, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares subject to certain exceptions, including the right to dispose of the same percentage of shares as shall have been disposed of by Borden subsequent to the Closing Date. Such restrictions on transfer remain in effect, for Mr. Barba and his family and Mr. Feeney until the Termination Date and, with respect to all other Management Stockholders, until the Closing Date.

OTHER PROVISIONS

    Pursuant to the Stockholders Agreement, J. Brendan Barba and Paul M. Feeney each agreed, if so nominated and elected, to serve as a member of the Board of Directors of the Company, and, in the case of Mr. Barba, if so elected by the Board, as Chairman thereof, for five years following the Closing Date. In addition, J. Brendan Barba and Paul M. Feeney each agreed to enter into their respective employment agreements on the Closing Date in the respective forms attached as Schedules to the Purchase Agreement.

                      DESCRIPTION OF THE VOTING AGREEMENT

    The following summary of the terms of the Voting Agreement is not complete and is qualified in its entirety by reference to the full text of the Voting Agreement attached to this Proxy Statement as Annex D.

AGREEMENT TO VOTE

    Pursuant to the Voting Agreement, certain stockholders of the Company who own in the aggregate 359,019 Shares (the "Voting Agreement Stockholders") have agreed, during the time the Voting Agreement is in effect, to vote the Shares held of record or beneficially by such Voting Agreement Stockholders in favor of the Acquisition Proposal. In addition to such Shares, pursuant to the Voting Agreement, EGS, a Voting Agreement Stockholder, has agreed to vote 314,302 Managed Account Shares in favor of the Acquisition Proposal, subject to the power of the clients of EGS to direct the voting of such Managed Account Shares. The Voting Agreement will remain in effect until the earlier of (i) the Closing Date, (ii) the date the Purchase Agreement is terminated, and (iii) January 31, 1997.

PRIVATE SALE

    The Voting Agreement provides that, during the time the Voting Agreement is in effect, if a Voting Agreement Stockholder sells, transfers or otherwise disposes of any Shares in a privately negotiated transaction, the purchaser or transferee will be bound by the terms and provisions of the Voting Agreement.

                             AVAILABLE INFORMATION

    Single copies of the Company's 1995 Annual Report on Form 10-K and the other documents described below as incorporated by reference (without exhibits) will be provided without charge to any stockholder upon written or oral request directed to the Secretary of the Company, 125 Phillips Avenue, South Hackensack, New Jersey 07606, by ordinary mail or other equally prompt means within one business day of receipt of such request.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Representatives of Arthur Andersen LLP, the Company's independent auditors, are expected to be present at the Meeting. They will be afforded the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

    The management of the Company knows of no other matters which may come before the Meeting. As to any other business which may properly come before the Meeting, proxies will be voted in accordance with the best judgment of the persons voting such proxies.

                             STOCKHOLDER PROPOSALS

    In order to be considered for inclusion in the proxy statement for the next annual meeting of stockholders of the Company, to be held in 1997, any stockholder proposal intended to be presented at such meeting must have been received by the Company on or before October 23, 1996.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    The Company hereby incorporates by reference the following documents filed with the Securities and Exchange Commission:

        1. the Company's Annual Report on Form 10-K for the year ended October 31, 1995, as amended by the Amendment on Form 10-K/A;

        2. the Company's Quarterly Report on Form 10-Q for the quarter ended January 31, 1996, as amended by the Amendment on Form 10Q/A;

        3. the Company's Quarterly Report on Form 10-Q for the quarter ended April 30, 1996, as amended by the Amendment on Form 10Q/A;

        4. the Company's Proxy Statement relating to its Annual Meeting of Stockholders held on April 9, 1996; and

        5.  the Company's Report on Form 8-K for June 20, 1996.

    All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Meeting shall be deemed to be incorporated by reference into this Proxy Statement. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                                          By Order of the Board of Directors,

                                          Lawrence R. Noll,
                                          VICE PRESIDENT--FINANCE

                                          AND SECRETARY

Dated: September 11, 1996

                                                                         ANNEX A
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               PURCHASE AGREEMENT

                                    BETWEEN
                                  BORDEN, INC.

                                      AND

                              AEP INDUSTRIES INC.
                                ---------------

                           DATED AS OF JUNE 20, 1996

                            ------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    EXHIBITS

EXHIBIT A           --      Subsidiaries

EXHIBIT B-1         --      Transferred Subsidiaries

EXHIBIT B-2         --      Subsidiary Asset Sellers

EXHIBIT C-1         --      Management Stockholders Agreement

EXHIBIT C-2         --      Voting Agreement

EXHIBIT D           --      Governance Agreement

EXHIBIT E           --      Form of Assumption Agreement

EXHIBIT F           --      Form of Transition License Agreement

EXHIBIT G           --      Form of Shared Facilities Agreement

EXHIBIT H           --      Form of Transition Services Agreement

                               TABLE OF CONTENTS

                                                                                                                      PAGE
                                                                                                                    ---------
       1.  Sale and Transfer of Subsidiary Stock; Purchase and Sale of Assets; Assumption of Certain
           Liabilities............................................................................................        A-1
           1.1.       Sale and Transfer of Subsidiary Stock.......................................................        A-1
           1.2.       Transfer of Assets..........................................................................        A-2
           1.3.       Excluded Assets.............................................................................        A-3
           1.4.       Instruments of Conveyance and Transfer......................................................        A-4
           1.5.       Further Assurances..........................................................................        A-4
           1.6.       Assumed Liabilities.........................................................................        A-4
           1.7.       Excluded Liabilities........................................................................        A-5
       2.  Closing; Payment of Purchase Price at Closing..........................................................        A-6
           2.1.       Closing Date................................................................................        A-6
           2.2.       Purchase Price and Payment..................................................................        A-6
           2.3.       Deferred Transfers..........................................................................        A-7
           2.4.       Post-Closing Adjustment.....................................................................        A-9
       3.  Representations and Warranties.........................................................................       A-11
           3.1.       Representations and Warranties of the Seller................................................       A-11
           3.2.       Representations and Warranties of the Buyer.................................................       A-20
           3.3.       Expiration of Representations and Warranties................................................       A-28
       4.  Transactions Prior to Closing..........................................................................       A-28
           4.1.       Access to Information Concerning Properties and Records; Confidentiality....................       A-28
           4.2.       Conduct of the Packaging Business Pending the Closing Date..................................       A-29
           4.3.       Conduct of Business By the Buyer Pending the Closing Date...................................       A-31
           4.4.       Intercompany Transactions...................................................................       A-32
           4.5.       Guarantees..................................................................................       A-32
           4.6.       Further Actions.............................................................................       A-32
           4.7.       Notification................................................................................       A-33
           4.8.       No Inconsistent Action......................................................................       A-33
           4.9.       Financing...................................................................................       A-33
           4.10.      Borden-Hitachi Joint Venture................................................................       A-34
           4.11.      Use of Corporate Name and Symbol; Transition License........................................       A-34
           4.12.      Facilities Agreement........................................................................       A-34
           4.13.      Transition Services Agreement...............................................................       A-34
           4.14.      Preparation of Proxy Statement; Stockholders' Meeting.......................................       A-34
           4.15.      No Solicitation.............................................................................       A-35
           4.16.      Insurance...................................................................................       A-35
       5.  Conditions Precedent...................................................................................       A-36
           5.1.       Conditions Precedent to Obligations of the Buyer and the Seller.............................       A-36
           5.2.       Conditions Precedent to Obligations of the Buyer............................................       A-36
           5.3.       Conditions Precedent to the Obligations of the Seller.......................................       A-38
       6.  Employee Relations and Benefits........................................................................       A-39
           6.1.       Conduct Prior to the Effective Time.........................................................       A-39
           6.2.       Continuity of Employment....................................................................       A-39
           6.3.       Collective Bargaining Agreements............................................................       A-39
           6.4.       International Plans.........................................................................       A-39
           6.5.       U.S. Business Plan Participation............................................................       A-39
           6.6.       U.S. Business Plan Liabilities..............................................................       A-40
           6.7.       U.S. Defined Benefit Plan...................................................................       A-40
           6.8.       U.S. Defined Contribution Plans.............................................................       A-40

                                                                                                                      PAGE
                                                                                                                    ---------
           6.9.       U.S. Post-Retirement Benefits...............................................................       A-41
           6.10.      U.S. Welfare Plans..........................................................................       A-41
           6.11.      U.S. Accrued Vacation.......................................................................       A-41
           6.12.      Severance...................................................................................       A-42
           6.13.      U.S. Service Credit.........................................................................       A-42
           6.14.      U.S. WARN Act...............................................................................       A-42
           6.15.      U.S. COBRA..................................................................................       A-42
           6.16.      No Rights Conferred on Employees............................................................       A-42
       7.  Termination............................................................................................       A-42
           7.1.       General.....................................................................................       A-42
           7.2.       Effect of Termination.......................................................................       A-42
       8.  Transactions Subsequent to Closing.....................................................................       A-42
           8.1.       Access to Books and Records.................................................................       A-42
           8.2.       Further Agreements..........................................................................       A-43
           8.3.       Asset Returns; Further Assurances...........................................................       A-44
       9.  Miscellaneous..........................................................................................       A-44
           9.1.       Public Announcements........................................................................       A-44
           9.2.       Expenses....................................................................................       A-44
           9.3.       Transfer Taxes and Recording Expenses.......................................................       A-44
           9.4.       Indemnification.............................................................................       A-45
           9.5.       Notices.....................................................................................       A-47
           9.6.       Entire Agreement............................................................................       A-48
           9.7.       Binding Effect; No Third Party Beneficiaries................................................       A-48
           9.8.       Bulk Sales Law..............................................................................       A-48
           9.9.       Assignability...............................................................................       A-48
           9.10.      Amendment; Waiver...........................................................................       A-48
           9.11.      Schedules and Exhibits......................................................................       A-48
           9.12.      Other Covenants.............................................................................       A-49
           9.13.      Section Headings; Table of Contents.........................................................       A-49
           9.14.      Severability................................................................................       A-49
           9.15.      Counterparts................................................................................       A-49
           9.16.      Applicable Law..............................................................................       A-49
           9.17.      Certain Definitions.........................................................................       A-49

                               PURCHASE AGREEMENT

    PURCHASE AGREEMENT, dated as of June 20, 1996, between BORDEN, INC., a New Jersey corporation (the "SELLER") and AEP INDUSTRIES INC., a Delaware corporation (the "BUYER").

                                  WITNESSETH:

    WHEREAS, the Seller, and the Seller's subsidiaries listed on Exhibit A hereto (the "SUBSIDIARIES", and collectively with the Seller, the "COMPANY") are engaged, in part, in the business of the development, production, marketing, distribution and sale of flexible and rigid plastic packaging materials in North America, Europe, South Africa, Australia and Asia (the "PACKAGING BUSINESS" or "BORDEN GLOBAL PACKAGING");

    WHEREAS, in consideration for a combination of cash and newly-issued or treasury shares of common stock of the Buyer (a) the Buyer desires to purchase from the Seller and the Seller desires to sell to the Buyer the assets (other than assets excluded pursuant hereto), subject to the assumption of all related liabilities, of the Packaging Business held by Borden, Inc. (the "BORDEN INC. ASSETS") upon the terms and subject to the conditions set forth herein (the "BORDEN INC. ASSET PURCHASE") and (b) the Buyer desires to purchase from the Seller and its Subsidiaries, and the Seller desires to sell, or to cause its respective Subsidiaries to sell, to the Buyer (i) all of the outstanding shares of stock owned by the Company (collectively, the "Subsidiary Stock") of the Subsidiaries listed on Exhibit B-1 hereto (the "TRANSFERRED SUBSIDIARIES") (the sale and purchase of the Stock being referred to herein as the "STOCK PURCHASE") and (ii) the packaging assets of the Packaging Business (other than the assets excluded pursuant hereto), subject to the assumption of all related liabilities, held by the Subsidiaries listed on Exhibit B-2 hereto (such Subsidiaries, the "SUBSIDIARY ASSET SELLERS" and together with the Seller, the "ASSET SELLERS"; such assets, the "Subsidiary Assets", and together with the Borden, Inc. Assets, the "ASSETS"; such purchase the "SUBSIDIARIES ASSET PURCHASE", and together with the Borden, Inc. Asset Purchase, the "ASSET PURCHASE"; the Stock Purchase and the Asset Purchase are collectively referred to herein as the "STOCK AND ASSET PURCHASE"), each purchase and sale described in clauses (a) and (b) to be upon the terms and subject to the conditions set forth herein;

    WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Seller's willingness to enter into this Agreement, the Seller and certain stockholders of the Buyer have entered into a stockholders agreement (the "MANAGEMENT STOCKHOLDERS AGREEMENT") dated as of the date hereof attached as Exhibit C-1 hereto and the Seller and certain other stockholders of the Buyer have entered into a voting agreement (together with the Management Stockholders Agreement, the "STOCKHOLDERS AGREEMENT") dated as of the date hereof attached as Exhibit C-2 hereto; and

    WHEREAS, concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Seller's willingness to enter into this Agreement, and as a condition to the Buyer's willingness to enter into this Agreement, the Buyer and the Seller have entered into a governance agreement (the "Governance Agreement") dated as of the date hereof attached as Exhibit D hereto and relating to the establishment of certain terms and conditions concerning the corporate governance of the Buyer after the Closing Date (as defined herein) and certain terms and conditions concerning the acquisition and disposition of securities of the Buyer by the Seller and its affiliates.

    NOW, THEREFORE, in consideration of the premises and of the mutual covenants of the parties hereto, it is hereby agreed as follows:

1. SALE AND TRANSFER OF SUBSIDIARY STOCK; PURCHASE AND SALE OF ASSETS; ASSUMPTION OF CERTAIN LIABILITIES

    1.1. SALE AND TRANSFER OF SUBSIDIARY STOCK. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth in this Agreement and subject to Section 2.2, on the Closing Date (as defined in Section 2.1), the Seller shall cause to be delivered to the Buyer certificates representing the Subsidiary Stock, duly endorsed, or accompanied by stock powers duly executed, with all necessary stock transfer stamps attached thereto and cancelled, or such other assignments, deeds, share transfer forms, endorsements, notarial deeds of transfer or other instruments or documents, duly stamped where necessary, as required by the jurisdiction of organization of each Transferred Subsidiary as set forth on
Schedule 1.1 of the disclosure schedule delivered by the Seller to the Buyer on the date hereof (the "SELLER DISCLOSURE SCHEDULE").

    1.2. TRANSFER OF ASSETS. On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth in this Agreement, on the Closing Date, and subject to the provisions of Section 1.3, the Seller shall sell, convey, assign, transfer and deliver to the Buyer, or shall cause the Subsidiary Asset Sellers to sell, convey, assign, transfer and deliver to the Buyer, and the Buyer shall purchase and acquire from the Asset Sellers, all of the assets, rights, properties, claims, contracts and business of the Asset Sellers at the Closing Date which are principally utilized in the Packaging Business, of every kind, nature, character and description, tangible and intangible, real, personal or mixed, wherever located, including, without limitation, the following:

        (a) Each Asset Seller's right, title and interest in and to the patents, patent registrations, patent applications, trademarks, trademark registrations, trademark applications, tradenames, copyrights, copyright applications, copyright registrations, franchises, permits, licenses (both as licensor and licensee), processes, formulae, inventions and royalties described on Section 1.2(a) of the Seller Disclosure Schedule, including all rights to sue for past infringement, together with the goodwill associated therewith;

        (b) The real property and leasehold interests in real property described on Section 1.2(b) of the Seller Disclosure Schedule owned by the Asset Sellers, including all buildings, structures and other improvements situated thereon (individually, a "PLANT" and collectively, the "PLANTS"), and all easements, privileges, rights-of-way, riparian and other water rights, lands underlying any adjacent streets or roads and appurtenances pertaining to or accruing to the benefit of such property to which the Asset Sellers have title, in each case subject to the exceptions described on Section 1.2(b) of the Seller Disclosure Schedule;

        (c) Each Asset Seller's right, title and interest in and to the equipment, furniture, furnishings, fixtures, machinery, vehicles, tools and other tangible personal property described on Section 1.2(c) of the Seller Disclosure Schedule pertaining to the operation of the Packaging Business (collectively, the "EQUIPMENT") and all warranties and guarantees, if any, express or implied, existing for the benefit of the Asset Sellers in connection with the Equipment to the extent transferable;

        (d) The inventory of Borden Global Packaging finished products on hand at the Plants, in transit or in the distribution system of the Asset Sellers on the Closing Date (the "FINISHED GOODS") and the raw materials, packaging materials and work in process for Borden Global Packaging products on hand at the Plants, in transit or in the distribution system of the Asset Sellers on the Closing Date, together with each Asset Seller's right, title and interest in and to the spare parts, supplies and promotional materials that are used in connection with the manufacture or sale of Borden Global Packaging products (the "MATERIALS", and together with the Finished Goods, the "Inventory");

        (e) All management information systems and software, to the extent that such systems and software are transferable by the Asset Sellers and relate principally to the operations of the Plants, the ownership of the Assets or the manufacture and sale of Borden Global Packaging products, customer lists, vendor lists, catalogs, research material, technical information, trade secrets, technology, know-how, specifications, designs, drawings, processes, and quality control data, if any;

        (f) Except for those contracts, agreements and commitments set forth on
    Section 1.3(g) of the Seller Disclosure Schedule, each Asset Seller's right, title and interest in and to contracts, maintenance and service agreements, purchase commitments for materials and other services, advertising and promotional agreements, leases and other agreements (including but not limited to, any agreements of the Asset Sellers with suppliers, sales representatives, distributors, agents, personal property lessors, personal property lessees, licensors, licensees, consignors and consignees specified therein) that relate to the Packaging Business, whether or not entered into in the ordinary course of the Packaging Business, that are listed on Section 1.2(f) of the Seller Disclosure Schedule and those contracts pertaining to the Packaging Business that are not Material Contracts (as defined in Section 3.1(q) hereof);

        (g) Each Asset Seller's licenses, permits or franchises issued by any federal, state, municipal or foreign authority relating to the development, use, maintenance or occupation of the Plants or the manufacture or sale of Borden Global Packaging products which are listed on Section 1.2(g) of the Seller Disclosure Schedule, to the extent that such licenses, permits or franchises are transferable and relate to the operations of the Plants, the ownership of the Assets or the manufacture and sale of Borden Global Packaging products;

        (h) Accounts receivable and other receivables of the Asset Sellers in existence prior to the Closing Date (whether or not billed) to the extent attributable to Borden Global Packaging Products sold prior to 12:01 A.M. on the Closing Date (the "EFFECTIVE TIME");

        (i) Each Asset Seller's rights to goods and services and all other economic benefits to be received subsequent to the Closing Date arising out of prepayments and payments in advance by the Asset Sellers prior to the Closing Date to the extent related to the Plants or the manufacturing, marketing or sale of Borden Global Packaging products or the Packaging Business (collectively, the "PREPAID ASSETS") and reflected on the Closing Balance Sheet;

        (j) Each Asset Seller's right, title and interest in deposits on contracts relating principally to the Packaging Business that require shipments on dates subsequent to the Closing Date; and

        (k) All Borden Global Packaging customer lists, vendor lists, catalogs, research material, technical information, trade secrets, technology, know-how, specifications, designs, drawings, processes, and quality control data, if any, and other materials and documents relating to the Packaging Business (or copies thereof to the extent not principally related to the Packaging Business).

    1.3. EXCLUDED ASSETS. It is expressly understood and agreed that the Assets shall not include the following (each, an "EXCLUDED ASSET"):

        (a) The assets (including, without limitation, all rights, properties, claims, contracts and business) of all businesses other than the Packaging Business conducted by the Asset Sellers to the extent not principally used in the Packaging Business;

        (b) The capital stock of all Subsidiaries of the Seller other than the Transferred Subsidiaries;

        (c) Cash and cash equivalents or similar type investments, bank accounts, certificates of deposit, Treasury bills and other marketable securities (excluding deposits and prepayments to be transferred pursuant to Section 1.2(j) hereof);

        (d) All real property, leasehold interests in real property, equipment, machinery, vehicles, tools and other tangible personal property (other than the Plants and the Equipment) of the Asset Sellers used for the transportation, storage, distribution or sale of Inventory outside the Plants; PROVIDED, HOWEVER, any contracts related to such transportation, storage, distribution or sale of Inventory shall, to the extent permitted thereby, be assigned to the Buyer pursuant to Section 1.2(f);

        (e) Any Equipment as is used, transferred or otherwise disposed of by the Asset Sellers in the ordinary course of business consistent with past business practice of Borden Global Packaging through the Closing Date;

        (f) Any refunds or credits with respect to any taxes paid or incurred by the Asset Sellers (plus any related interest received from the relevant taxing authority), except to the extent reflected on the Closing Balance Sheet;

        (g) Each Asset Seller's right, title and interest in and to the contracts listed on Section 1.3(g) of the Seller Disclosure Schedule;

        (h) The trademarks, names and corporate logos of the Asset Sellers listed on Section 4.11 of the Seller Disclosure Schedule, which trademarks, names and corporate logos may appear on certain products and other materials only to the extent permitted pursuant to Section 4.11;

        (i) The real property, including all buildings, structures and other improvements situated thereon, and other assets listed on Section 1.3(i) of the Seller Disclosure Schedule;

        (j) All of the Asset Sellers' right, title and interest to the assets pertaining to the production, marketing, distribution and sale of flexible and rigid plastic packaging materials in South America;

        (k) Except as otherwise provided in Section 4.16 hereof, all right, title and interest of the Seller in any insurance policies relating to the Packaging Business and all rights of the Seller to insurance claims and proceeds arising from or related to (i) the operation of the Packaging Business prior to the Closing and (ii) the Excluded Assets and Excluded Liabilities;

        (l) All assets relating to the Business Plans (as defined in Section 3.1(n) (i) hereof), except as expressly provided in Sections 6.4 and 6.8 hereof and in Section 6.4 of the Seller Disclosure Schedule; and

        (m) The office lease for the office used by the Packaging Business in Singapore.

    1.4. INSTRUMENTS OF CONVEYANCE AND TRANSFER. On the Closing Date, the Asset Sellers shall (a) deliver or cause to be delivered to the Buyer such general or special warranty deeds, bills of sale, endorsements, consents, assignments, licenses, and other good and sufficient instruments of transfer, conveyance and assignment as the parties and their respective counsel shall deem necessary or appropriate or as may be required by the jurisdiction of organization of each Subsidiary Asset Seller to vest in the Buyer good and marketable title to, or a binding leasehold interest in, the Assets, free and clear of all liens, claims and encumbrances other than Permitted Liens (as defined in Section 3.1(e) hereof) and (b) transfer to the Buyer all the contracts, agreements, commitments, books, records, files and other data (or copies thereof) relating to the Assets as, and to the extent, set forth in
Section 1.2(k).

    1.5. FURTHER ASSURANCES. From time to time after the Closing Date, the Seller will execute and deliver, or cause to be executed and delivered, such other instruments of conveyance, assignment, transfer and delivery and will take such other actions as the Buyer may reasonably request in order more effectively to transfer, convey, assign, and deliver to the Buyer any of the Assets, or to enable the Buyer to exercise and enjoy all rights and benefits of the Asset Sellers with respect thereto.

    1.6. ASSUMED LIABILITIES. On the Closing Date, the Buyer shall deliver to the Seller an undertaking (the "ASSUMPTION AGREEMENT") in the form attached hereto as Exhibit E whereby the Buyer, on and as of the Closing Date, assumes and agrees to pay, perform and discharge when due, upon the terms and subject to the conditions of this Agreement, the following debts, liabilities and obligations, other than Excluded Liabilities, arising out of or pertaining to the Packaging Business or the Assets whether arising before or after the
Closing:

        (a) all liabilities of the Packaging Business reflected on the Closing Balance Sheet,

        (b) debts, obligations and liabilities in respect of the Packaging Business or the Assets arising or incurred by the Buyer on and after the Closing Date (other than as a result of any breach by the Asset Sellers of any of their obligations to the Buyer),

        (c) all debts, obligations and liabilities of the Asset Sellers which arise on account of the Buyer's operation of the Packaging Business, the use of the Assets, and/or sale of any products manufactured and/or sold by the Buyer on and after the Closing Date,

        (d) all obligations relating to the Packaging Business or the Assets under the contracts, commitments and agreements transferred pursuant to
    Section 1.2(f);

        (e) all liabilities and obligations for post-Closing returns of Borden Global Packaging products sold prior to, on or after the Closing Date;

        (f) all liabilities and obligations for trade promotion programs (including, without limitation, trade allowance programs) and marketing programs and commitments applicable to Borden Global Packaging products incurred in the ordinary course of business, consistent with past practice;

        (g) all liabilities and obligations under the licenses, permits or franchises disclosed on Section 1.2(g) of the Seller Disclosure Schedule;

        (h) all liabilities and obligations arising out of the operations of the Plants prior to the Closing Date (including, without limitation, (i) all products liability claims with respect to products manufactured by the Asset Sellers prior to the Closing Date where such claims were not made prior to the Closing Date and (ii) all liabilities and obligations related to the presence, disposal, escape, seepage, leakage, discharge, emission, release or threatened release of any substances or materials);

        (i) all liabilities and obligations in respect of employee relations and benefits pursuant to and to the extent set forth in Section 6 hereof;

        (j) all liabilities and obligations for any taxes and expenses described in Section 9.3 hereof to the extent set forth therein;

        (k) all liabilities with respect to all actions, suits, proceedings, disputes, claims or investigations arising out of or related to the Packaging Business or that otherwise arise out of or are related to the Assets;

        (l) all liabilities for claims relating to the Packaging Business under the Seller's self-insurance arrangements; and

        (m) all other liabilities and obligations arising out of or related to the Packaging Business or the Assets.

    The debts, liabilities and obligations assumed by the Buyer in accordance with this Section 1.6 are sometimes hereinafter referred to as the "ASSUMED LIABILITIES".

    1.7. EXCLUDED LIABILITIES. It is expressly understood and agreed that, notwithstanding anything to the contrary in this Agreement, Assumed Liabilities shall not include the following (collectively, the "EXCLUDED LIABILITIES"):

        (a) all liabilities arising out of or relating to the Excluded Assets;

        (b) all liabilities and obligations for which the Seller has expressly assumed responsibility pursuant to this Agreement;

        (c) all debts, liabilities or obligations of the Asset Sellers that principally do not arise out of or are not related to the Packaging Business or that principally do not otherwise arise out of or are not otherwise related to the Assets;

        (d) any liability for federal, state or local taxes, charges, fees, levies, or other similar assessments, including without limitation income, gross receipts, ad valorem, premium, excise, real property, personal property, windfall profit, sales, use, transfer, licensing, withholding, employment, payroll, estimated and franchise taxes or any claim by any federal, state or local taxing authority, in each case, relating to any taxable period ending on or prior to the Closing Date;

        (e) liabilities required under generally accepted accounting principles, applied as of the Closing Date consistent with Section 2.4, to be reflected on the Closing Balance Sheet and are not so reflected, but only if and to the extent such liabilities both (i) exceed the applicable reserves reflected on the Closing Balance Sheet and (ii) with respect to liabilities which had they been reflected on the Closing Balance Sheet would have been reflected as Closing Other Non-Current Liabilities (as defined in Section 2.4(a) hereof), exceed, together with the Closing Other Non-Current Liabilities reflected on the Closing Balance Sheet, $9,450,000;

        (f) liabilities relating to the participation of U.S. Transferred Employees in the U.S. Business Plans on or prior to the Effective Time, except as otherwise set forth, and to the extent set forth, in Section 6 hereof (including, but not limited to, Sections 6.6 or 6.8(b) hereof);

        (g) to the extent that the Seller, in its sole discretion, decides to retain liabilities subject to insurance coverage for which claims have been made to insurance carriers prior to the Closing ("RETAINED INSURANCE CLAIMS"), all liabilities principally arising out of or related to such Retained Insurance Claims, provided that nothing in this Agreement requires Seller to retain any such Retained Insurance Claims;

        (h) liabilities which the Seller has agreed to retain under and to the extent set forth in Section 4.16; and

        (i) liabilities represented by the "Debt payable in one year" line item under the heading Current Liabilities contained on the Closing Balance Sheet.

2. CLOSING; PAYMENT OF PURCHASE PRICE AT CLOSING

    2.1. CLOSING DATE. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to
Section 7.1 hereof, the closing with respect to the transactions provided for in this Agreement (the "CLOSING") shall take place at the offices of Simpson Thacher & Bartlett located at 425 Lexington Avenue, New York, New York 10017-3954, at 10:00 a.m., New York City time, on a mutually agreed upon date not later than January 31, 1997. The actual time and date of the Closing are herein called the "Closing Date".

    2.2. PURCHASE PRICE AND PAYMENT. (a) Subject to Section 2.4 hereof, regardless of whether the transfer of any Assets or Subsidiary Stock have been deferred pursuant to the provisions of Section 2.3 of this Agreement, in consideration for the sale and transfer of the Assets and the Subsidiary Stock, and subject to the terms and conditions of this Agreement, the Buyer shall on the Closing Date assume the Assumed Liabilities as provided in Section 1.6 hereof and shall transfer to or, in whole or in part, as directed by the Seller:
(i) certificates representing the greater of (A) 2,412,818 shares (the "FIXED SHARES") of common stock, par value $0.01 per share (the "BUYER COMMON STOCK"), of the Buyer and (B) a number of shares of Buyer Common Stock (rounded up to the nearest whole share) equal to the quotient obtained by dividing (x) $80.0 million by (y) the Buyer Stock Price; PROVIDED, HOWEVER, that in the case of clause (B), in no event will the Buyer be required to deliver in excess of 4.0 million shares of Buyer Common Stock (the "EQUITY CONSIDERATION"), all of which shares shall have been duly authorized, validly issued, fully paid and nonassessable, and (ii) $280.0 million of cash in immediately available funds (the "CASH CONSIDERATION"; and together with the Equity Consideration, collectively referred to as the "PURCHASE PRICE"). The "Buyer Stock Price" shall be equal to the average of the closing prices of Buyer Common Stock on The Nasdaq National Market, as reported in THE WALL STREET JOURNAL, for the 50 trading days immediately preceding the second trading day prior to the Stockholders' Meeting (as defined in Section 3.2(q)) or such shorter number of trading days between the date hereof and the second trading day prior to the Stockholders' Meeting.

    (b) The Buyer and the Seller agree that if Hitachi Chemical Company Ltd. ("HITACHI") exercises its right to purchase the shares of Hitachi-Borden Chemical Products, Inc. ("HITACHI-BORDEN") owned by the Seller (the "HITACHI SHARES") pursuant to the Joint Venture Basic Agreement dated as of June 23, 1972 (the "JOINT VENTURE AGREEMENT") between the Seller and Hitachi (the "HITACHI RIGHT OF FIRST REFUSAL"), then (i) the Purchase Price shall be equal to the amount set forth above less $30.0 million (the "HITACHI AMOUNT") and (ii) at the Seller's option, the deduction of the Hitachi Amount from the Purchase Price may be effected by means of a reduction of the Cash Consideration in an amount equal to the Hitachi Amount (the "HITACHI CASH REDUCTION") or a reduction in the number of shares of Buyer Common Stock constituting the Equity Consideration equal to the quotient obtained by dividing (a) the Hitachi Amount by (b) the Average Buyer Common Stock Price (the "HITACHI EQUITY REDUCTION"). The "Average Buyer Common Stock Price" shall be equal to the average of the closing prices of Buyer Common Stock on The Nasdaq National Market, as reported in THE WALL STREET JOURNAL, for the 20 trading days immediately preceding the second trading day prior to the Closing Date. In the event that the Closing takes place prior to the date that Hitachi has either exercised the Hitachi Right of First Refusal or waived the Hitachi Right of First Refusal and the Hitachi Right of First Refusal has not theretofore expired pursuant to its terms, the Buyer may withhold the Hitachi Amount from the Purchase Price at the Closing, at the Seller's option, in the form of the Hitachi Cash Reduction or the Hitachi Equity Reduction, and the Closing will occur without any transfer by the Seller of the Hitachi Shares; PROVIDED that within one business day following notice from the Seller to the Buyer of any waiver by Hitachi of the Hitachi Right of First Refusal or of the expiration of such right pursuant to its terms, the Buyer shall transfer to the Seller in immediately available funds the Hitachi Cash Reduction (in the event of a Hitachi Cash Reduction) or that number of shares of Buyer Common Stock equal to the Hitachi Equity Reduction (in the event of a Hitachi Equity Reduction) in the form so withheld and, subject to Section 2.3, the Seller shall transfer to the Buyer the Hitachi Shares; and PROVIDED, FURTHER, that at the Closing, in the event that the payment of the Hitachi Amount is deferred in the form of the Hitachi Cash Reduction, the Buyer shall deliver to the Seller credit support or other evidence of its ability to pay the Hitachi Amount in cash.

    (c) The parties to this Agreement agree to allocate the Purchase Price (the "1060 ALLOCATION") in accordance with the rules under Section 1060 of the Internal Revenue Code of 1986, as amended (the "CODE"), and the Treasury Regulations promulgated thereunder. To the extent possible, the parties agree to provide the 1060 Allocation at the Closing. The parties recognize that the Purchase Price does not include the Buyer's acquisition expenses and that the Buyer will allocate such expenses appropriately. The Seller and the Buyer agree to act in accordance with the computations and allocations in the 1060 Allocation (including any modifications thereto reflecting any post-Closing adjustments) in any relevant tax returns or filings (including any forms or reports required to be filed pursuant to Section 1060 of the Code, the Treasury Regulations promulgated thereunder or any provisions of local, state and foreign law ("1060 FORMS")), and to cooperate in the preparation of any 1060 Forms and to file such 1060 Forms in the manner required by applicable law.

    2.3. DEFERRED TRANSFERS. (a) If, on the Closing Date, (i) the Seller or the Buyer has not obtained any authorization, approval, order, license, permit, franchise or consent from any foreign government or governmental authority (an "APPROVAL") with respect to a transfer of Assets or Subsidiary Stock of a Subsidiary organized outside the United States or Canada in the absence of which Approval the conditions precedent to the Closing set forth in Section 5 would nevertheless be satisfied and which Approval is either necessary in order to transfer the relevant Assets or Subsidiary Stock or the failure to obtain which would subject the Buyer, the Seller or any subsidiary, or any officer, director or agent of any such person to civil or criminal liability or could render such transfer void or voidable or (ii) there is in effect any injunction, restraining order or decree of any nature of any court or governmental agency or body of competent jurisdiction that would not prevent the conditions precedent to the Closing set forth in Section 5 from being satisfied and that restrains or prohibits the transfer to the Buyer of any Assets or Subsidiary Stock of a Subsidiary organized outside the United States and that is not permanent and non-appealable (a "NON-FINAL INJUNCTION"), such Assets or Subsidiary Stock (the "DEFERRED ITEMS") shall be withheld from sale without any reduction in the Purchase Price and, if necessary, be transferred by dividend or otherwise, to the extent such transfer would not subject the Seller to any taxes, from a Subsidiary to the Seller immediately prior to the Closing. From and after the Closing, the Seller and/or the Buyer shall continue to use reasonable efforts to obtain all Approvals, relating to the Deferred Items or the transfer thereof, and/ or to cause all Non-Final Injunctions relating to the Deferred Items or the transfer thereof to be lifted. To the extent consistent with applicable law and this Agreement, the Buyer and the Seller will enter into a mutually reasonably acceptable agreement or agreements governing the management by Buyer of the Assets or Subsidiaries comprising the Deferred Items.

    (b) Until such time as any Deferred Items have been transferred to the Buyer pursuant to Section 2.3(c) or otherwise disposed of in accordance with Section 2.3(d) (each, a "DEFERRED TRANSFER"), the Deferred Items shall be held for the Buyer's benefit and the Assets or Subsidiaries comprising Deferred Items shall be managed and operated by the Seller for the Buyer's benefit and account in the manner hereinafter provided from the Closing to the time of the respective Deferred Transfers, with all gains, income, losses, taxes or other items generated thereby to be for the Buyer's account. Neither the Seller nor any Subsidiary shall have any liability to the Buyer arising out of the management or operation by the Seller of any Assets or Subsidiaries comprising Deferred Items other than for gross negligence, wilful misconduct or failure to follow the Buyer's instructions if such instructions are permitted under applicable law and do not require the Seller to violate any applicable law.

    The Buyer shall reimburse the Seller and shall hold the Seller harmless from and against all liabilities incurred or asserted as a result of the Seller's post-Closing direct or indirect ownership, management, operation or sale (other than to the Buyer) of the Deferred Items, including, without limitation, the amount of any additional taxes payable by the Seller (whether currently or in the future), after application of the terms of this Agreement, as a result thereof in excess of the amount of taxes which would have been payable by the Seller, after application of the terms of this Agreement, if the Deferred Items had been transferred to the Buyer or any of its affiliates on the Closing Date. Such reimbursement shall be made by the Buyer and received by the Seller within ten business days of the Buyer receiving any bill, claim, invoice or other request for payment from the Seller, together with appropriate documentation showing the calculation of the amount claimed due.

    From the Closing to the date of the Deferred Transfer, the Seller shall hold the Deferred Items and hold or operate the Assets or Subsidiaries comprising the Deferred Items only in the ordinary course substantially consistent with past practice, except as otherwise specified in the Buyer's instructions in accordance with Section 2.3(d) hereof; PROVIDED, HOWEVER, that the Seller shall not be required to finance the operations of any such Subsidiary directly or indirectly. Subject to applicable law and regulations (including, without limitation, all laws and regulations requiring investment approvals or consents or antimonopoly clearances, exemptions or waivers in connection with any disposition of the Deferred Items, and all exchange controls and laws concerning foreign corrupt practices, expatriation of funds or otherwise), the Seller shall, in respect of any Deferred Items, use all reasonable efforts to follow and implement the reasonable written instructions and policies of the Buyer relating to the holding of the Deferred Items and the management and operation of any Subsidiaries to which any such Deferred Items relate. The Seller shall give the Buyer reasonable notice of all material proposed financings with respect to the operations of the Assets or Subsidiaries comprising the Deferred Items.

    (c) Unless otherwise disposed of upon the Buyer's instructions in accordance with Section 2.3(d) hereof, the certificates for the relevant Subsidiary Stock comprising any Deferred Items, duly endorsed in blank and with all necessary transfer stamps affixed thereto or such other assignments, deeds, share transfer forms, endorsements, notarial deeds of transfer or other instruments or documents, duly stamped where necessary, as are necessary under the laws of the jurisdiction of organization of each Transferred Subsidiary as set forth on
Section 1.1 of the Seller Disclosure Schedule in order to effectively transfer such Deferred Items, will be delivered to the Buyer free and clear of all liens (except for liens which had existed on the Closing Date and had been disclosed and liens which were created for the Buyer's benefit during the period the Deferred Items were being held for the Buyer's benefit), on the date which is fifteen (15) business days after all Approvals relating to any such Deferred Item or the transfer thereof shall have been obtained and/or after any Non-Final Injunction relating to any such Deferred Items or the transfer thereof has been lifted or on such other date as the parties hereto may mutually agree.

    (d) At any time prior to the Deferred Transfer relating to any of the Deferred Items, the Seller shall, (i) on the Buyer's written instructions (subject to applicable law and regulations), or may at any time after 10 years from the Closing Date, with the Buyer's consent (which shall not be unreasonably withheld), for the Buyer's benefit, dispose of the Deferred Items or, in the case of Subsidiary Stock, the assets of the Subsidiaries to which such Deferred Items relate, and remit the proceeds of such sale (less withholding or similar taxes, if any, payable with respect to such disposition or remittance) to the Buyer and (ii) for a period of 10 years following the Closing Date, operate that portion of the Packaging Business related to the Deferred Items in accordance with instructions from the Buyer if such instructions are permitted under applicable law and do not require the Seller to violate any applicable law; PROVIDED that in the event of either clause (i) or (ii) above (x) the Seller shall have no liability to any such third party arising out of such transactions or operations other than for gross negligence, willful misconduct or failure to follow the Buyer's instructions if such instructions are permitted under applicable law and do not require the Seller to violate any applicable law; and
(y) any amount so remitted to the Buyer pursuant to this Section 2.3(d) shall be reduced by the sum of (I) the amount by which the taxes payable by the Seller (whether currently or in the future), after application of the terms of this Agreement, with respect to the initial transfer, if any, to the Seller pursuant to Section 2.3(a) and the subsequent disposition exceed the amount of taxes which would have been payable by the Seller, after application of the terms of this Agreement, with respect to the Deferred Items had they been transferred on the Closing Date by the owner thereof (prior to their transfer, if any, to the Seller) without regard to this Section 2.3, and (II) to the extent not previously paid by or on behalf of the Buyer pursuant to Section 2.3(b) hereof, the amount of any liabilities imposed upon or incurred by the Seller as a result of the Seller's post-Closing direct or indirect ownership, management, operation or sale of the Deferred Items, including, without limitation, the amount of any taxes (other than taxes previously paid by the Buyer pursuant to Section 2.3(b)) payable by the Seller as a result thereof.

    2.4. POST-CLOSING ADJUSTMENT. (a) Within 60 days following the Closing, the Seller shall, at its expense, prepare, or cause to be prepared, and deliver to the Buyer a balance sheet (the "CLOSING BALANCE SHEET") which shall set forth those assets and liabilities of the Packaging Business relevant to the adjustments contemplated by this Section 2.4 on the basis set forth on Section 2.4(a) of the Seller Disclosure Schedule as of the Effective Time. Subject to
Section 2.4(a) of the Seller Disclosure Schedule, the Closing Balance Sheet shall be prepared in accordance with generally accepted accounting principles using the same accounting principles, methods, practices and estimation methodologies as were utilized in the preparation of the consolidated balance sheet of the Packaging Business as at December 31, 1995 (the "PRE-CLOSING BALANCE SHEET") included as part of the Financial Information previously delivered to the Buyer. The Seller shall also deliver within 60 days from the Closing a calculation of (i) working capital derived from the Closing Balance Sheet on the basis set forth on Section 2.4(a) of the Seller Disclosure Schedule (the "CLOSING WORKING CAPITAL") and (ii) Closing Other Non-Current Liabilities. The term "CLOSING OTHER NON-CURRENT LIABILITIES" shall mean "Long-Term Liabilities", other than "Deferred income taxes", as set forth on the Closing Balance Sheet, consistent with this Section 2.4(a) and Section 2.4(a) of the Seller Disclosure Schedule. The term "CLOSING FIGURES" shall mean, collectively, the Closing Working Capital and the Closing Other Non-Current Liabilities.

    (b) The Buyer and the Buyer's accountants shall, within 30 days after the delivery by the Seller of the Closing Balance Sheet and calculation of the Closing Figures, complete their review of the Closing Figures, PROVIDED that the Seller has furnished to the Buyer all information reasonably requested by the Buyer necessary for its review of the Closing Figures. In the event that the Buyer determines that either of the components of the Closing Figures has not been stated or determined in accordance with this Section 2.4 and Section 2.4(a) of the Seller Disclosure Schedule, the Buyer shall inform the Seller in writing (the "BUYER'S OBJECTION"), setting forth the basis of the Buyer's Objection in reasonable detail and to the extent practicable the adjustments to the Closing Figures which the Buyer believes should be made, on or before the last day of such 30-day period. The Seller shall then have 30 days to review and respond to the Buyer's Objection. If the Seller and the Buyer are unable to resolve all of their disagreements with respect to the determination of the foregoing items within 30 days following the completion of the Seller's review of the Buyer's Objection, they shall refer their remaining differences to Ernst & Young LLP or another internationally recognized firm of independent public accountants as to which the Seller and the Buyer mutually agree (the "CPA FIRM"), which shall, acting as experts in accounting and not as arbitrators, determine on the basis of the standards set forth on Section 2.4(a) of the Seller Disclosure Schedule, and only with respect to the specific remaining accounting related differences so submitted, whether and to what extent, if any, either of the components of the Closing Figures requires adjustment. The Seller and the Buyer shall direct the CPA Firm to use its best efforts to render its determination within 45 days. The CPA Firm's determination shall be conclusive and binding upon the Buyer and the Seller. The fees and disbursements of the CPA Firm shall be shared equally by the Buyer, on the one hand, and the Seller, on the other hand. The Buyer and the Seller shall make readily available to the CPA Firm all relevant books and records and any work papers (including those of the parties' respective accountants) relating to the Pre-Closing Balance Sheet, the Closing Balance Sheet, the Closing Working Capital, the Closing Other Non-Current Liabilities and all other items reasonably requested by the CPA Firm. The "Adjusted Closing Working Capital" shall be (i) the Closing Working Capital in the event that (x) no the Buyer's Objection is delivered to the Seller during the 30-day period specified above, or (y) the Seller and the Buyer so agree, (ii) the Closing Working Capital, adjusted in accordance with the Buyer's Objection in the event that the Seller does not respond to the Buyer's Objection within the 30-day period following receipt by the Seller of the Buyer's Objection, or (iii) the Closing Working Capital, as adjusted by either (x) the agreement of the Seller and the Buyer or (y) the CPA Firm. The "Adjusted Closing Other Non-Current Liabilities" shall be (i) the Closing Other Non-Current Liabilities in the event that (x) no the Buyer's Objection is delivered to the Seller during the 30-day period specified above, or (y) the Seller and the Buyer so agree, (ii) the Closing Other Non-Current Liabilities, adjusted in accordance with the Buyer's Objection in the event that the Seller does not respond to the Buyer's Objection within the 30-day period following receipt by the Seller of the Buyer's Objection, or (iii) the Closing Other Non-Current Liabilities, as adjusted by either (x) the agreement of the Seller and the Buyer or (y) the CPA Firm. "Adjusted Closing Figures" shall include the Adjusted Closing Working Capital and the Adjusted Closing Other Non-Current Liabilities.

    (c) The Buyer shall provide the Seller and its accountants full access to the books and records of the Packaging Business, to any other information, including work papers of their accountants, and to any employees to the extent necessary for the Seller to prepare the Closing Balance Sheet and determine the Closing Figures. The Buyer and its accountants shall have the opportunity to observe the taking of the Inventory (which may begin prior to the Closing Date on a date mutually agreed to by the Buyer and the Seller and which shall be taken on a year-end basis consistent with past practice) in connection with the preparation of the Closing Balance Sheet and the Closing Figures and shall have full access to all information used by the Seller in preparing the 1995 Balance Sheet (as defined below), Closing Balance Sheet and Closing Figures, including the procedures, books, records and work papers of its accountants.

    (d) Within 10 business days following determination of the Adjusted Closing Figures, the Buyer or the Seller, as the case may be, shall make an adjustment payment (the "ADJUSTMENT AMOUNT") equal to the difference between the Buyer Adjustment Amount and the Seller Adjustment Amount. The "Buyer Adjustment Amount" shall equal the sum of (i) the amount, if any, by which (A) the Adjusted Closing Working Capital exceeds (B) the Pre-Closing Working Capital and (ii) the amount, if any, by which the Adjusted Closing Other Non-Current Liabilities is less than $7,450,000. The "Pre-Closing Working Capital" shall be equal to the working capital of the Packaging Business at December 31, 1995 as set forth on
Section 2.4(d) of the Seller Disclosure Schedule. The "Seller Adjustment Amount" shall equal the sum of (i) the amount, if any, by which (A) the Adjusted Closing Working Capital is less than (B) the Pre-Closing Working Capital and (ii) the amount, if any, by which the Adjusted Closing Other Non-Current Liabilities exceeds $9,450,000.

    (e) The Adjustment Amount will be payable (x) by the Seller to the Buyer to the extent that the Seller Adjustment Amount exceeds the Buyer Adjustment Amount at the Seller's option (i) in U.S. dollars in the amount of the Adjustment Amount or (ii) in such number of shares of the Buyer Common Stock equal to the quotient obtained by dividing (a) the Adjustment Amount by (b) the Average Buyer Common Stock Price (the "ADJUSTMENT SHARES"), and (y) by the Buyer to the Seller to the extent that the Buyer Adjustment Amount exceeds the Seller Adjustment Amount in the form of U.S. dollars, plus, in either case, interest, payable in cash, on the Adjustment Amount from the Closing Date through the date of payment at the "base rate" of Citibank, N.A. or any successor thereto in New York, New York on the Closing Date. The Adjustment Amount payable pursuant to this Section 2.4(e) shall be paid, in the case of clauses (x)(i) and (y) above, by wire transfer of immediately available funds to an account designated by the Buyer, on the one hand, or the Seller, on the other hand, as the case may be and, in the case of clause (x)(ii) above, by delivery to the Buyer of stock certificates representing the Adjustment Shares, duly endorsed for transfer to the Buyer or accompanied by stock powers duly executed in favor of the Buyer, together with evidence of payment of any applicable transfer and documentary stamp taxes and other fees.

3. REPRESENTATIONS AND WARRANTIES

    3.1. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyer as follows:

        (a) DUE ORGANIZATION; GOOD STANDING AND POWER. The Seller and each of the Subsidiaries is a corporation duly organized, validly existing and has the requisite power and authority to own, lease and operate its property to be sold hereunder and to conduct the Packaging Business as now conducted by it and, with respect to each U.S. corporation, is in good standing under the laws of the jurisdiction of its incorporation. The Seller has all requisite power and authority to enter into this Agreement and the Governance Agreement and the Seller and each Subsidiary Asset Seller has all requisite power and authority to enter into the other agreements contemplated hereby and to perform its obligations hereunder and thereunder, and the Seller and each Subsidiary Asset Seller has all requisite power and authority to convey good and marketable title to the Buyer with respect to the Assets owned by it. Each of the Seller and the Subsidiaries is duly authorized, qualified or licensed to do business as a foreign corporation, and with respect to each U.S. corporation is in good standing, in each of the jurisdictions in which its right, title or interest in or to any of the Assets held by it, or the conduct of the Packaging Business by it, requires such authorization, qualification or licensing, except where the failure to so qualify or to be in good standing would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole. Other than the Subsidiaries, (i) the Seller has no direct or indirect subsidiaries that engage directly or indirectly in the Packaging Business and (ii) the Seller and the Subsidiaries do not own in excess of 5% of the outstanding capital stock or equity interests of any entity that engages directly or indirectly in the Packaging Business. Except for Hitachi-Borden, neither the Seller nor any of the Subsidiaries is a party to any joint venture or partnership agreement relating to the Packaging Business, and none of the Transferred Subsidiaries is a party to any joint venture or partnership agreement.

        (b) AUTHORIZATION AND VALIDITY OF AGREEMENT. The execution, delivery and performance by the Seller of this Agreement and the Governance Agreement and the other agreements contemplated hereby and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Seller. No other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by the Seller of this Agreement and the Governance Agreement and the other agreements contemplated hereby and the consummation by the Seller and the Subsidiaries of the transactions contemplated hereby or thereby, other than certain corporate approvals of the foreign Subsidiaries set forth on Section 3.1(b) of the Seller Disclosure Schedule, which corporate approvals shall have been obtained by the Closing Date. This Agreement has been duly executed and delivered by the Seller and constitutes a valid and legally binding obligation of the Seller, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.

        (c) NO GOVERNMENTAL APPROVALS OR NOTICES REQUIRED; NO CONFLICT WITH INSTRUMENTS TO WHICH THE SELLER IS A PARTY. Except as required by the terms of the Hitachi Right of First Refusal and except as described on Section 3.1(c) of the Seller Disclosure Schedule, the execution, delivery and performance of this Agreement and the other agreements contemplated hereby by the Seller and the consummation by it and the Subsidiaries of the transactions contemplated hereby and thereby (i) will not violate (with or without the giving of notice or the lapse of time or both) or require any consent, approval, filing or notice to be made by any Asset Seller or Transferred Subsidiary under, any provision of any law, rule or regulation, court order, judgment or decree applicable to the Seller or any such Subsidiary, except for (x) the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and (y) such violations the occurrence of which, and such consents, approvals, filings or notices the failure of which to obtain or make, would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole, and (ii) will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Seller or any such Subsidiary under, or require the consent or approval of any person under, or result in the creation of a lien, charge or encumbrance upon a portion of the properties, assets or business of Borden Global Packaging pursuant to, the charter or by-laws (or analogous organizational documents) of the Seller or any such Subsidiary, or any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement to which the Seller or any such Subsidiary is a party or by which the Seller or any such Subsidiary or any of the Assets held by the Seller or any such Subsidiary is bound, except for such conflicts, breaches, terminations, defaults, accelerations, liens, charges or encumbrances which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (d) ENTIRE BUSINESS. Except as set forth on Section 3.1(d) of the Seller Disclosure Schedule, the Assets and the Subsidiary Stock, together with the services and arrangements described in Sections 4.10, 4.11 and 4.12 (subject to the limitations therein and in the related Exhibits) constitute all the assets, properties and rights used in or necessary to conduct the Packaging Business in all material respects as currently conducted.

        (e) TITLE TO PROPERTIES. The Seller and the Subsidiaries have (x) good title to the Subsidiary Stock and (y) good, valid and marketable title to property owned, and a valid and binding leasehold interest in property leased, included in the Assets or otherwise pertaining to the Packaging Business, in the case of each of clauses (x) and (y), free and clear of all liens, charges and other encumbrances, except (i) as set forth on Section 3.1(e) of the Seller Disclosure Schedule or any Exhibit hereto; (ii) as disclosed in the Financial Information; (iii) liens for taxes, assessments and other governmental charges not yet due and payable or, if due, (A) not delinquent or (B) being contested in good faith by appropriate proceedings during which collection or enforcement against the property is stayed; (iv) mechanics', workmen's, repairmen's, warehousemen's, carriers' or other like liens arising or incurred in the ordinary course of business if the underlying obligations are not past due, original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (v) with respect to real property, (A) easements, licenses, covenants, rights-of-way and other similar restrictions, including, without limitation, any other agreements, conditions or restrictions which would be shown by a current title report or other similar report or listing, (B) any conditions that may be shown by a current survey, title report or physical inspection and (C) zoning, building and other similar restrictions, so long as none of (A), (B) or (C) render the title of such real property unmarketable or prevent the use of such real property substantially as currently used; and (vi) liens, charges or other encumbrances which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole (such liens, charges and encumbrances described in clauses
    (i)-(vi) hereof are referred to herein as "PERMITTED LIENS"). The buildings, plants, structures and equipment of the Seller included in the Assets are in good operating condition and repair, ordinary wear and tear expected, and are adequate for the present and contemplated uses to which they are being, or are contemplated to be, put except for such conditions or inadequacy that, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations financial condition or business of Borden Global Packaging taken as a whole.

        (f) FINANCIAL INFORMATION; ABSENCE OF CERTAIN CHANGES. (i) The Seller has delivered to the Buyer audited balance sheets of Borden Global Packaging as at December 31 for each of the years 1993, 1994 and 1995 (for 1995, the "1995 BALANCE SHEET"), and the related audited statements of income and retained earnings and cash flows for each of the fiscal years then ended, together with the report thereon of independent certified public accountants, including notes thereto attached as Section 3.1(f)(i) of the Seller Disclosure Schedule (the "FINANCIAL INFORMATION"). Such financial statements and notes fairly present the financial condition and results of operations of Borden Global Packaging as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied by the Seller throughout the periods involved. Except (x) as and to the extent set forth on the 1995 Balance Sheet, including the notes thereto, or in the Interim Financial Information (as defined in Section 3.1(f)(ii)) or (y) as disclosed in this Agreement or the Seller Disclosure Schedule, neither the Seller nor any of its Subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet or in the notes thereto prepared in accordance with generally accepted accounting principles other than liabilities or obligations incurred in the ordinary course of business since December 31, 1995 which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole; provided that no breach of the foregoing representation shall be deemed to have occurred with respect to liabilities or obligations (or that portion thereof to the extent that such breach has an effect not fully reflected on the Closing Balance Sheet) ultimately reflected on the Closing Balance Sheet. All of the liabilities reflected on the 1995 Balance Sheet are related to the Packaging Business and arose out of or were incurred in the conduct of the Packaging Business.

        (ii) The Seller has delivered to the Buyer an unaudited balance sheet of Borden Global Packaging as at May 31, 1996, and the related unaudited statements of income and retained earnings and cash flows for the period then ended including notes thereto attached as Section 3.1(f)(ii) of the Seller Disclosure Schedule (the "Interim Financial Information"). The Interim Financial Information was prepared on a basis consistent with prior practice for the preparation of interim monthly financial statements for Borden Global Packaging and fairly presents, consistent with such method of preparation, the financial condition and results of operations of Borden Global Packaging at May 31, 1996, and for the period then ended.

        (iii) Except as reflected in Sections 3.1(f)(i) or 3.1(f)(ii) of the Seller Disclosure Schedule or otherwise contemplated by or disclosed in this Agreement, the Seller Disclosure Schedule (including, without limitation,
    Section 3.1(f)(iii) thereof) or the Exhibits hereto, since the date of the 1995 Balance Sheet, the Seller has conducted the Packaging Business in the ordinary course consistent with past practice, and other than in the ordinary course, there has not occurred or arisen, with respect to the Packaging Business: (i) any material adverse changes in or any condition, event or occurrence which, individually or in the aggregate, would cause, or would reasonably be expected to cause, a material adverse change in the results of operations, financial condition or business of the Packaging Business taken as a whole, (ii) any notice of non-renewal, cancellation or termination from any existing customers with respect to any material contracts of the Packaging Business, (iii) any sale, assignment, pledge, hypothecation or other transfer of any of the Assets, other than such sales, assignments, pledges, hypothecations or other transfers which would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole and other than transfers between Borden, Inc. or a Subsidiary, on the one hand, and Borden, Inc. or a Subsidiary, on the other hand, (iv) any termination or material amendment of, or any notice of termination of, any contract or other agreement that is material to the Packaging Business taken as a whole, (v) any damage, destruction or other casualty loss (not covered by insurance) which would have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole,
    (vi) except for salary administration, bonuses and incentive compensation in the ordinary course of business, any increase in the compensation payable or to become payable by Borden Global Packaging to any employees or any increase in any employee benefit plan, payment or arrangement for any such employee, (vii) any incurrence or assumption of any indebtedness for borrowed money or the guaranty by the Seller or any of the Subsidiaries of any indebtedness or other obligation of another person relating to the Packaging Business, other than borrowings or guarantees between Borden, Inc. or a Subsidiary, on the one hand, and Borden, Inc. or a Subsidiary, on the other hand, (viii) the cancellation of any debts to or waiver of any claims or rights of value to the Seller relating to the Packaging Business, (ix) any capital expenditures or additions to property, plant or equipment or the acquisition of any other property or assets (other than raw materials, supplies and inventory) at a cost in excess of $1,000,000 in the aggregate, by the Seller and the Subsidiaries relating to the Packaging Business, (x) any lease to the Seller or any of the Subsidiaries of any of the properties or assets relating to the Packaging Business, (xi) the entering into of any Material Contract (as defined in Section 3.1(q) hereof) or (xii) the entering into of an agreement to do any of the foregoing; provided that no breach of the foregoing representation shall be deemed to have occurred to the extent that such occurrence or event (or that portion thereof to the extent that such breach has an effect not fully reflected on the Closing Balance Sheet) is reflected as a liability on the Closing Balance Sheet.

        (g) CAPITALIZATION. All of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries, including, without limitation, the Transferred Subsidiaries, have been validly issued and are fully paid and nonassessable and, except as set forth on Section 3.1(g) of the Seller Disclosure Schedule and except for directors' qualifying shares and other nominal share interests issued to third parties to comply with requirements of law, are owned by the Seller and/or one or more of its subsidiaries free and clear of all liens, claims, charges, security interests, options or other legal or equitable encumbrances. Section 3.1(g)(i) of the Seller Disclosure Schedule sets forth for each of the Transferred Subsidiaries the authorized capital stock, the number of shares of outstanding capital stock, the number of shares of such outstanding capital stock owned by each owner thereof and the name of each such owner. The Seller has the right to cause all such director's qualifying shares and other nominal share interests to be transferred to the Buyer or its designee in accordance with the terms hereof. Except as indicated on Section 3.1(g)(ii) of the Seller Disclosure Schedule, there are no outstanding options, warrants or other rights of any kind relating to the sale, issuance or voting of any shares of capital stock of any class of, or other ownership interests in, the Subsidiaries which have been issued, granted or entered into by the Seller or any of the Subsidiaries or any securities convertible into or evidencing the right to purchase any shares of capital stock of any class of, or other ownership interests in, any of the Subsidiaries.

        (h) DEFECTS. Except as described on Section 3.1(h) of the Seller Disclosure Schedule or as reflected in the Financial Information or the Interim Financial Information, (i) there are no defects in the normal operating condition and repair of the Plants or Equipment currently used in connection with the Borden Global Packaging business, which defects individually or in the aggregate would materially interfere with the current use thereof in the normal operation of any single Plant or of such Plants or Equipment in the Packaging Business taken as a whole as presently conducted;
    (ii) the Finished Goods of the Seller relating to the Packaging Business are, in all material respects, good and merchantable in the ordinary course of business; and (iii) the Materials of the Seller relating to the Packaging Business are, in all material respects, in good condition and usable in the ordinary course of business.

        (i) LEGAL PROCEEDINGS. Except as described on Section 3.1(i) of the Seller Disclosure Schedule, there is no litigation, proceeding, tax audit or governmental investigation or inquiry relating to Borden Global Packaging to which the Seller or any of the Subsidiaries is a party, or to which any of the Assets is subject, pending or, to the knowledge of the Seller, threatened against it or any of the Subsidiaries or relating to the Assets or the Packaging Business or the transactions contemplated by this Agreement which, if determined or resolved adversely or in accordance with the plaintiff's demands, would, individually or in the aggregate, result, or would reasonably be expected to result, in any material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole. Neither the Seller nor any Subsidiary has received any notice of any event or occurrence which could result, or could reasonably be expected to result, in any such litigation, inquiry, proceeding or investigation, nor to the knowledge of the Seller or any of the Subsidiaries has there been any event or occurrence which could result, or could reasonably be expected to result, in any such litigation, inquiry, proceeding or investigation.

        (j) LABOR CONTROVERSIES. Except as described on Section 3.1(j) of the Seller Disclosure Schedule, (a) the Seller and the Subsidiaries with respect to the Packaging Business are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither the Seller nor any Subsidiary with respect to the Packaging Business has been engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against the Seller or the Subsidiaries with respect to the Packaging Business pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or affecting the Seller or the Subsidiaries with respect to the Packaging Business, (d) neither the Seller nor any Subsidiary with respect to the Packaging Business has experienced any strike, work stoppage or other labor difficulty, (e) neither the Seller nor any Subsidiary with respect to the Packaging Business is a party to, or subject to, a collective bargaining agreement, and no collective bargaining agreement relating to employees of the Seller or any Subsidiary with respect to the Packaging Business is currently being negotiated, which in the case of any of the foregoing would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (k)  PATENTS, TRADEMARKS AND SIMILAR RIGHTS.  Except as described on
    Section 3.1(k) of the Seller Disclosure Schedule, the Seller or the Subsidiaries own, or are licensed to use subject to Section 4.11, all material patents, trade names, trademarks, copyrights, technology, know-how and processes used in the business of Borden Global Packaging as presently conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such rights in any material respect. Neither the Seller and the Subsidiaries nor to the best of the Seller and the Subsidiaries' knowledge any other person is in default under any license or other agreement relating to such Intellectual Property, except for such default which would individually or in the aggregate, not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Packaging taken as a whole, and all such material licenses and agreements are valid, enforceable and in full force and effect. To the best knowledge of the Seller and the Subsidiaries, the use of such Intellectual Property does not violate or infringe the rights of any person in any material respect and no person is infringing any Intellectual Property of the Seller and its Subsidiaries in any material respect. The Seller has received no notice of any such alleged infringement. The patents, trade names, trademarks, copyrights, technology, know-how and processes (the "INTELLECTUAL PROPERTY") described on Section 1.2(a) of the Seller Disclosure Schedule and the Intellectual Property owned by the Transferred Subsidiaries constitute, in all material respects, the Intellectual Property used in or necessary to conduct the Borden Global Packaging business as currently conducted. The Seller has made all filings required under the laws of the jurisdictions listed on Section 1.2(a) of the Seller Disclosure Schedule necessary to preserve its rights in such Intellectual Property.

        (l) GOVERNMENT LICENSES, PERMITS AND RELATED APPROVALS. Except as described on Section 3.1(l) of the Seller Disclosure Schedule, the Seller or the Subsidiaries have all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities required for the conduct of the business of Borden Global Packaging as presently conducted, and such licenses, permits, consents, approvals, authorizations, qualifications or orders are in full force and effect, and the Seller has received no notices of any violation thereof except where the failure to have, or to keep in full force and effect such licenses, permits, consents, approvals, authorizations, qualifications and orders would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (m) CONDUCT OF BUSINESS IN COMPLIANCE WITH REGULATORY AND CONTRACTUAL REQUIREMENTS. Except as described on Section 3.1(m) of the Seller Disclosure Schedule, the Seller has conducted the Packaging Business so as to comply in all material respects with all applicable laws, ordinances, regulations or orders or other requirements of any governmental, regulatory or administrative agency or authority or court, rights of concession, licenses, know-how or other proprietary rights of others and received no notice of any failure to comply with such laws, ordinances, regulations, orders or rights, except where the failure to comply with such laws, ordinances, regulations, orders or rights would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (n) EMPLOYEE BENEFIT PLANS. (i) For purposes of this Agreement, "BUSINESS PLANS" shall mean all "employee benefit plans" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including, without limitation, "multiemployer plans" (within the meaning of Sections 3(37) and 4001(a)(3) of ERISA)), retirement, savings, stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements (A) under which any employee or former employee of Borden Global Packaging (collectively, the "BUSINESS EMPLOYEES") has any present or future right to benefits and (B) under which the Seller has any present or future liability. For purposes of this Agreement, "U.S. Business Plans" shall mean all Business Plans under which any Business Employee who is or was primarily employed in the United States (collectively, the "U.S. BUSINESS EMPLOYEES") has any present or future right to benefits. Section 3.1(n)(i) of the Seller Disclosure Schedule sets forth a list of each material Business Plan.

        (ii) With respect to each material Business Plan, the Seller has made available to the Buyer a written description thereof.

        (iii) Except as described on Section 3.1(n)(iii) of the Seller Disclosure Schedule, each material Business Plan sponsored by the Seller or its Subsidiaries has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations, except where a failure to do so would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (iv) Except as reflected in the Financial Information or the Interim Financial Information and except as set forth in Section 3.1(n)(iv) of the Seller Disclosure Schedule, to the best of the Seller's and the Subsidiaries' knowledge, there were no unfunded liabilities of the Transferred Subsidiaries in respect of any of the Business Plans that are required by law, rule or regulation to be funded.

        (o) ENVIRONMENTAL MATTERS. Except as described on Section 3.1(o) of the Seller Disclosure Schedule, to the best knowledge of the Seller: (i) the Packaging Business complies in all respects with applicable federal, state, local or foreign laws, rules and regulations relating to environmental matters, pollution, waste disposal or industrial hygiene as in effect on the date hereof (including, without limitation, the Federal Resource Conservation and Recovery Act and the Federal Water Pollution Control Act) (collectively, "ENVIRONMENTAL LAWS"), except where the failure to comply with such laws, rules and regulations would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole; (ii) the Seller has obtained and is in compliance with all permits required under Environmental Laws for the conduct of the Packaging Business, except as would not reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole; (iii) none of the Borden Global Packaging operations is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which if adversely determined would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole; (iv) neither the Seller nor any other person has not released or disposed of any material that is defined as hazardous or toxic under any Environmental Law at any of the Plants, except as would not reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole; (v) none of the Plants has been listed on the National Priorities List or the Comprehensive Environment Response Cleanup Liability Information System list prepared pursuant to the federal Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA"); (vi) in connection with Borden Global Packaging operations, the Seller has not been identified in writing as a potentially responsible party under CERCLA or any equivalent State statute and (vii) neither the Seller nor any Subsidiary has received notification from any governmental bodies or other third parties or is subject to any order or decree relating to any potential liability under Environmental Laws or disposal of hazardous or toxic material on or affecting any property owned or leased by the Packaging Business. The Seller has made available to the Buyer true and complete copies of any material reports, studies, analyses, tests, or monitoring possessed or initiated by the Seller or the Subsidiaries pertaining to hazardous or toxic materials in, on or under the Plants, or concerning compliance by the Seller, the Subsidiaries or any other person for whose conduct they are or may be responsible, with Environmental Laws.

        (p) TAX MATTERS. (i) There has been filed by or on behalf of the Subsidiaries, or a filing extension from the appropriate federal, state, local or foreign governments or governmental agencies has been obtained with respect to, all returns relating to any United States federal, state, provincial, local, territorial and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, real estate, excise, value added, estimated, stamp, alternative or add-on minimum, environmental, withholding and any other taxes, duties or assessments, together with all interest, penalties and additions imposed with respect to such amounts required to be filed on or prior to the date of this Agreement (the "TAX RETURNS"), and all taxes shown as due on such Tax Returns have been paid or adequate provision in accordance with generally accepted accounting principles for the payment of all taxes shown to be due on such Tax Returns has been made. The Tax Returns are complete and accurate in all material respects.

        (ii) No audit or other proceeding by any court, governmental or regulatory authority, or similar person is pending with respect to any taxes due from or with respect to any Subsidiary, except to the extent that such audit or proceeding would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole. No written assessment of tax is proposed against any Subsidiary, except to the extent that such audit or proceeding would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole or to the extent that any such written assessment is being contested in good faith by appropriate proceedings.

        (q) CONTRACTS. Section 1.2(f) of the Seller Disclosure Schedule lists all contracts, agreements or commitments of the Asset Sellers (other than ordinary course purchase and sale orders for Inventory) that relate principally to the Packaging Business that involve payment of more than $250,000 in the aggregate and are expiring, are to be performed in or are terminable in (in each case without significant continuing obligations) 120 days or longer ("MATERIAL CONTRACTS"). To the best knowledge of the Seller after due inquiry, all contracts, agreements or commitments of Borden Global Packaging were entered into on an arm's length basis and in good faith or are disclosed on Section 3.1(q) of the Seller Disclosure Schedule. To the best of the Seller's knowledge, except as specified on the Seller Disclosure Schedule, all contracts, maintenance and service agreements, purchase commitments for materials and other services, advertising and promotional agreements, leases and other agreements pertaining to Borden Global Packaging that are being transferred pursuant to the terms of Section 1.2(f) are in full force and effect and are valid and enforceable in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing or (ii) where the failure to be in full force and effect and valid and enforceable would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole. Except as specified on the Seller Disclosure Schedule, the Seller and its Subsidiaries are not in breach or default in the performance of, and to the best of the Seller's knowledge, no other person is in breach or default of, any obligation thereunder and no event has occurred or has failed to occur whereby any of the other parties thereto have been or will be released therefrom or will be entitled to refuse to perform thereunder, except for such breaches, defaults and events which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

    Except as set forth on Section 3.1(q) of the Seller Disclosure Schedule, there is no material lease, agreement or commitment or transactions between the Seller and the Subsidiaries, on the one hand, and any affiliate of the Seller, on the other hand, and no affiliate of the Seller has any material interest in any property, real or personal, tangible or intangible, including, without limitation, any Intellectual Property, used in or pertaining to the Packaging Business.

        (r) INSURANCE. Section 3.1(r) of the Seller Disclosure Schedule contains an accurate and complete description of all material policies of liability insurance covering the Seller or the Subsidiaries that relate to the Packaging Business. All such policies are in full force and effect, all premiums with respect thereto (or with respect to new policies that, in the ordinary course of business, have replaced such policies listed on Section 3.1(r) of the Seller Disclosure Schedule) covering all periods up to and including the Closing Date have been paid, to the extent due prior to the Closing Date, or accrued on the Seller's financial statements and books and records and no notice of cancellation or termination has been received with respect to any such policy (other than any policy that expires, is cancelled or is terminated in accordance with its terms and has been continued, extended or reinstated on substantially similar terms or is replaced with another policy with substantially similar terms). Such policies are sufficient for compliance with all requirements of law and all agreements to which the Seller is a party and are valid, outstanding and enforceable policies. No insurance has been refused with respect to any of the operations, properties or assets of the Seller, nor has the Seller received notice that the coverage of any insurance has been limited by any insurance carrier which has carried, or received any application for, any such insurance during the last three years.

        (s) RETURNS. Since December 31, 1995, the dollar amount of products returned to the Seller and its Subsidiaries with respect to the Packaging Business has not been materially greater than the dollar amount of returns experienced by the Seller and its Subsidiaries during equivalent periods in previous years.

        (t) CERTAIN FEES. With the exception of fees and expenses payable to Morgan Stanley & Co. Incorporated ("MORGAN STANLEY"), which shall be paid by the Seller, neither the Seller nor any of the Subsidiaries nor any of their respective officers, directors or employees, on behalf of the Seller or such Subsidiaries, has employed any broker or finder or incurred any other liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

        (u) BUYER COMMON STOCK HELD FOR INVESTMENT. The Seller is aware that no shares of the Buyer Common Stock to be received by the Seller in partial consideration for the Stock and Asset Purchase are registered under the Securities Act or under any state securities laws. The Seller is not an underwriter, as such term is defined under the Securities Act, and is acquiring such shares solely for investment, with no present intention to distribute any such shares to any person, and the Seller will not sell or otherwise dispose of shares except in compliance with the registration requirements or exemption provisions under the Securities Act and the rules and regulations promulgated thereunder, or any other applicable securities laws.

        (v) INFORMATION SUPPLIED. None of the information supplied or to be supplied by the Seller to the Buyer in writing specifically for inclusion in the Proxy Statement (as defined in Section 3.2(q)) will to the extent included in the Proxy Statement, at the date the Proxy Statement is first mailed to the Buyer's stockholders or at the time of the Stockholders' Meeting, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

        (w) NO OTHER REPRESENTATIONS OR WARRANTIES. Except for the representations and warranties contained in this Section 3.1, neither the Seller nor any other person makes any other express or implied representation or warranty on behalf of the Seller or the Subsidiaries.

    3.2. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to the Seller as follows:

        (a) DUE ORGANIZATION; GOOD STANDING AND POWER. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority and any necessary governmental approvals to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to have such power, authority and governmental approvals would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer. The Buyer is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed or in good standing which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (b) AUTHORIZATION AND VALIDITY OF AGREEMENT. The Buyer has all necessary corporate power and authority to execute and deliver this Agreement and the Governance Agreement, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Buyer of this Agreement and the Governance Agreement and the other agreements contemplated hereby and the consummation by the Buyer of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Buyer are necessary to authorize this Agreement and the Governance Agreement or to consummate the transactions so contemplated (other than the approval of the issuance of the Buyer Common Stock in connection with the Stock and Asset Purchase by the affirmative vote of the holders of a majority of the shares of the Buyer Common Stock present in person or represented by proxy, and entitled to vote thereon at the meeting of holders of the Buyer Common Stock to be called therefor (provided that the shares so present or represented constitute a majority of the outstanding shares of the Buyer Common Stock) (the "BUYER STOCKHOLDER APPROVAL")). No other corporate or stockholder action is necessary for the authorization, execution, delivery and performance by the Buyer of this Agreement and the other agreements contemplated hereby and the consummation by the Buyer of the transactions contemplated hereby or thereby. This Agreement has been duly executed and delivered by the Buyer and constitutes a valid and legally binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. The Board of Directors of the Buyer (at a meeting duly called and held) has
    (i) determined that the Stock and Asset Purchase and the Governance Agreement are fair to and in the best interests of the Buyer and its stockholders, (ii) approved this Agreement and the Governance Agreement and the transactions contemplated hereby and thereby (including but not limited to the Stock and Asset Purchase and the issuance of the Buyer Common Stock in connection therewith), (iii) resolved to recommend approval of the issuance of the Buyer Common Stock in connection with the Stock and Asset Purchase by the Buyer's stockholders, and (iv) directed that approval of the issuance of the Buyer Common Stock to the Seller in connection with the Stock and Asset Purchase be submitted to the Buyer's stockholders. The Buyer hereby agrees to the inclusion in the Proxy Statement (as defined in Section 3.2(q)) of the recommendations of the Board of Directors of the Buyer described in this Section 3.2(b).

        (c) NO GOVERNMENTAL APPROVALS OR NOTICES REQUIRED; NO CONFLICT WITH INSTRUMENTS TO WHICH THE BUYER IS A PARTY. Except as described on Section 3.2(c) of the disclosure schedule delivered by Buyer to Seller on the date hereof (the "BUYER DISCLOSURE SCHEDULE" and, together with the Seller Disclosure

    Schedule, the "DISCLOSURE SCHEDULES"), the execution, delivery and performance of this Agreement, the Governance Agreement and the other agreements contemplated hereby by the Buyer and the consummation by the Buyer of the transactions contemplated hereby and thereby (i) will not violate (with or without the giving of notice or the lapse of time or both) or require any consent, approval, filing or notice under, any provision of any law, rule or regulation, court order, judgment or decree applicable to the Buyer, except for (x) the applicable requirements of the HSR Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations promulgated thereunder and (y) such violations the occurrence of which, and such consents, approvals, filings or notices the failure of which to obtain or make, would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer, and (ii) will not conflict with, or result in the breach or termination of any provision of, or constitute a default under, or result in the acceleration of the performance of the obligations of the Buyer under, or require the consent or approval of any person under, or result in the creation of a lien, charge or encumbrance upon a portion of the properties, assets or business of the Buyer pursuant to, the charter or by-laws of the Buyer or any indenture, mortgage, deed of trust, lease, licensing agreement, contract, instrument or other agreement to which the Buyer is a party or by which the Buyer or any of its assets or properties is bound, except for such conflicts, breaches, terminations, defaults, accelerations or liens which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (d) TITLE TO PROPERTIES. Except as set forth on Section 3.2(d) of the Buyer Disclosure Schedule, the Buyer has good, valid and marketable title to property owned and a valid leasehold interest in property leased, all of its material properties and assets (real, personal and mixed, tangible and intangible), including, without limitation, all the properties and assets reflected in the balance sheet of the Buyer as at April 30, 1996 included in the Buyer's Quarterly Report on Form 10-Q for the period ended on such date (except for properties and assets disposed of in the ordinary course of business and consistent with past practices since April 30, 1996). None of such properties or assets are subject to any liens, charges and other encumbrances, except (i) as set forth on Section 3.2(d) of the Buyer Disclosure Schedule; (ii) as specifically disclosed in the Buyer SEC Reports (as defined in Section 3.2(e)); (iii) liens for taxes, assessments and other governmental charges not yet due and payable or, if due, (A) not delinquent or (B) being contested in good faith by appropriate proceedings during which collection or enforcement against the property is stayed; (iv) mechanics', workmen's, repairmen's, warehousemen's, carriers' or other like liens arising or incurred in the ordinary course of business if the underlying obligations are not past due, original purchase price conditional sales contracts and equipment leases with third parties entered into in the ordinary course of business; (v) with respect to real property, (A) easements, licenses, covenants, rights-of-way and other similar restrictions, including, without limitation, any other agreements, conditions or restrictions which would be shown by a current title report or other similar report or listing, (B) any conditions that may be shown by a current survey, title report or physical inspection and (C) zoning, building and other similar restrictions, so long as none of (A), (B) or (C) render the title of such real property unmarketable or prevent the use of such real property substantially as currently used; and (vi) liens, charges or other encumbrances which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer. The buildings, plants, structures and equipment of the Buyer are in good operating condition and repair, ordinary wear and tear excepted, and are adequate for the present and contemplated uses to which they are being, or are contemplated to be, put except for such conditions or inadequacy that, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations financial condition or business of the Buyer.

        (e) SEC FILINGS; ABSENCE OF CERTAIN CHANGES. (i) The Buyer and, to the extent applicable, each of its then subsidiaries, has filed all forms, reports, statements and documents required to be filed with the Securities and Exchange Commission (the "SEC") since October 31, 1992 (collectively, the "BUYER SEC REPORTS"), each of which has complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and the rules and regulations promulgated thereunder, or the Exchange Act and the rules and regulations promulgated thereunder, each as in effect on the date so filed. The Buyer has heretofore delivered or (in the case of any such document not yet filed with the SEC) promptly will deliver to the Seller, in the form filed with the SEC (including any amendments thereto), true and complete copies of the Buyer SEC Reports. None of such Buyer SEC Reports (including but not limited to any financial statements or schedules included or incorporated by reference therein) contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, which misstatement or omission continues to expose the Buyer to liability under the United States federal securities laws or the securities laws of any state of the United States. Except to the extent revised or superseded by a subsequent filing with the SEC (a copy of which has been provided to the Seller prior to the date hereof), none of the Buyer SEC Reports filed by the Buyer since October 31, 1992 and prior to the date hereof, contains any untrue statement of a material fact or omits to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (ii) Each of the audited and unaudited financial statements of the Buyer (including any related notes thereto) included in the Buyer SEC Reports, complies or, if not yet filed, will comply as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; has been or, if not yet filed, will have been prepared in accordance with generally accepted accounting principles (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and fairly presents or, if not yet filed, will fairly present the financial position of the Buyer at the respective date thereof and the results of its and their operations and changes in cash flows for the periods indicated (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments).

        (iii) Except as and to the extent set forth on the balance sheet of the Buyer at October 31, 1995, including the notes thereto, included in the Buyer's Annual Report on Form 10-K for the fiscal year ended October 31, 1996, or on the balance sheet of the Buyer at April 30, 1996, including the notes thereto, included in the Buyer's Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 1996, the Buyer has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which would be required to be reflected on a balance sheet or in the notes thereto prepared in accordance with generally accepted accounting principles, except for liabilities or obligations incurred in the ordinary course of business since October 31, 1995, which would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (iv) The Buyer has heretofore furnished to the Seller a complete and correct copy of any amendments or modifications which have not yet been filed with the SEC to agreements, documents or other instruments which previously had been filed by the Buyer with the SEC pursuant to the Securities Act and the rules and regulations promulgated thereunder or the Exchange Act and the rules and regulations promulgated thereunder.

        (f) CONDUCT OF BUSINESS. Except as reflected in Section 3.2(f) of the Buyer Disclosure Schedule or otherwise contemplated by or disclosed in this Agreement, the Buyer Disclosure Schedule or the Exhibits hereto or otherwise disclosed in the Buyer SEC Reports filed and publicly available prior to the date of this Agreement, since October 31, 1995, the Buyer has conducted its business in the ordinary course consistent with past practice, and other than in the ordinary course, there has not occurred or arisen, with respect to its business: (i) any material adverse changes in or any condition, event or occurrence which, individually or in the aggregate, would cause, or would reasonably be expected to cause, a material adverse change in the results of operations, financial condition or business of the Buyer; (ii) any notice of non-renewal, cancellation or termination from any existing customers with respect to any material contracts of the business of the Buyer; (iii) any sale, assignment, pledge, hypothecation or other transfer of any assets, businesses or operations, other than such sales, assignments, pledges, hypothecations or other transfers which would not, individually or in the aggregate have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer,
    (iv) any termination or material amendment of, or any notice of termination of, any contract or other agreement that is material to the business of the Buyer, (v) any damage, destruction or other casualty loss (not covered by insurance) which would have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer, (vi) except for salary administration, bonuses and incentive compensation in the ordinary course of business, any increase in the compensation payable or to become payable by the Buyer to any employees or any increase in any employee benefit plan, payment or arrangement for any such employee, (vii) any incurrence or assumption of any indebtedness for borrowed money or the guaranty by the Buyer of any indebtedness or other obligation of another person; (viii) the cancellation of any debts to or waiver of any claims or rights of value to the Buyer; (ix) any capital expenditures or additions to property, plant or equipment or the acquisition of any other property or assets (other than raw materials, supplies and inventory) at a cost in excess of $1,000,000 in the aggregate, by the Buyer;
    (x) any lease to the Buyer of any of its properties or assets; (xi) the entering into of any Buyer Material Contract (as defined in Section 3.2(p)) or (xii) the entering into of an agreement to do any of the foregoing.

        (g) CAPITALIZATION; SUBSIDIARIES. (i) The authorized capital stock of the Buyer consists of 21,000,000 shares, consisting of (a) 1,000,000 shares of a class designated as preferred stock, par value $1.00 per share ("PREFERRED STOCK") and (b) 20,000,000 shares of the Buyer Common Stock. As of the date hereof, (i) 4,667,901 shares of the Buyer Common Stock were issued and outstanding, all of which shares were duly authorized, validly issued, fully paid and nonassessable and were issued free of preemptive (or similar) rights, (ii) 2,801,000 shares of the Buyer Common Stock were held in the treasury of the Buyer, (iii) an aggregate of 411,000 shares of the Buyer Common Stock were reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of authorized but unissued stock options of the Buyer (the "BUYER STOCK OPTIONS") issued pursuant to any stock option, performance unit or similar plan of the Buyer (the "BUYER STOCK PLANS"), (iv) 582,875 shares of the Buyer Common Stock issuable upon exercise of outstanding the Buyer Stock Options (with an average exercise price of $17.56), (v) up to 300,000 shares of the Buyer Common Stock were reserved for issuance pursuant to the 1995 Employee Stock Purchase Plan of Buyer and (vi) an indeterminate number of shares of Buyer Common Stock were reserved for issuance pursuant to the 401(K) Savings and Employee Stock Ownership Plan of the Buyer. All of the shares of the Buyer Common Stock which may be issued pursuant to the Buyer Stock Plans will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive (or similar) rights. Except (i) as set forth above or
    (ii) as a result of the exercise of stock options pursuant to the Buyer Stock Plans outstanding as of the date hereof, there are outstanding (a) no shares of capital stock or other voting securities of the Buyer, (b) no securities of the Buyer convertible into or exchangeable for shares of capital stock or voting securities of the Buyer, (c) no options, warrants or other rights to acquire from the Buyer, and no obligation of the Buyer to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Buyer and (d) no equity equivalents, interests in the ownership or earnings of the Buyer or other similar rights (collectively, the "BUYER SECURITIES"). Except as set forth in Section 3.2(g) of the Buyer Disclosure Schedule, (i) there are no outstanding obligations of the Buyer to repurchase, redeem or otherwise acquire any the Buyer Securities and (ii) there is no voting trust or other agreement or understanding to which the Buyer is a party or is bound with respect to the voting of the capital stock of the Buyer. There are no other options, calls, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued capital stock of the Buyer to which the Buyer is a party. As of the date hereof, the Fixed Shares represent approximately 34.08% of the issued and outstanding shares of the Buyer Common Stock (after giving effect to the issuance of the Fixed Shares) and approximately 31.5% of the fully diluted shares of the Buyer Common Stock (after giving effect to the issuance of the Fixed Shares).

        (ii) The Buyer has no subsidiaries and does not own, directly or indirectly, any capital stock or other equity interests in any entity in excess of 5% of the outstanding capital stock or equity interests of such entity.

        (h) LEGAL PROCEEDINGS. Except as described on Section 3.2(h) of the Buyer Disclosure Schedule or as disclosed on the Buyer SEC Reports filed and publicly available prior to the date of this Agreement, there is no litigation, proceeding, tax audit or governmental investigation or inquiry to which the Buyer is a party, or to which any of its assets is subject, pending or, to the knowledge of the Buyer, threatened against or affecting it or relating to the transactions contemplated by this Agreement which, if determined or resolved adversely or in accordance with the plaintiff's demands, would, individually or in the aggregate, result, or would reasonably be expected to result, in any material adverse effect on the results of operations, financial condition or business of the Buyer. The Buyer has not received any notice of any event or occurrence which could result, or could reasonably be expected to result, in any such litigation, inquiry, proceeding or investigation, nor to the knowledge of the Buyer has there been any event or occurrence which could result, or could reasonably be expected to result, in any such litigation, inquiry, proceeding or investigation.

        (i) LABOR CONTROVERSIES. Except as described on Section 3.2(i) of the Buyer Disclosure Schedule, (a) the Buyer is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and the Buyer has not been engaged in any unfair labor practice, (b) there is no unfair labor practice complaint against the Buyer pending before the National Labor Relations Board, (c) there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or affecting the Buyer, (d) the Buyer has not experienced any strike, work stoppage or other labor difficulty, (e) the Buyer is not a party to, or subject to, a collective bargaining agreement, and no collective bargaining agreement relating to employees of the Buyer is currently being negotiated, which in the case of any of the foregoing would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (j)  PATENTS, TRADEMARKS AND SIMILAR RIGHTS.  Except as described on
    Section 3.2(j) of the Buyer Disclosure Schedule, the Buyer owns, or is licensed to use, all material patents, trade names, trademarks, copyrights, technology, know-how and processes used in the business of the Buyer as presently conducted, and the consummation of the transactions contemplated hereby will not alter or impair any such rights in any material respect. Neither the Buyer nor, to the best of the Buyer's knowledge, any other person is in default under any license or other agreement relating to such Intellectual Property, except for such default which would individually or in the aggregate, not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer, and all such material licenses and agreements are valid, enforceable and in full force and effect. To the best knowledge of the Buyer, the use of such Intellectual

    Property does not violate or infringe the rights of any person in any material respect and no person is infringing any Intellectual Property of the Buyer in any material respect. The Buyer has received no notice of any such alleged infringement. The patents, trade names, trademarks, copyrights, technology, know-how and processes owned by the Buyer constitute, in all material respects, the intellectual property used in or necessary to conduct the business of the Buyer as currently conducted. The Buyer has made all filings required necessary to preserve its rights in such intellectual property.

        (k) GOVERNMENT LICENSES, PERMITS AND RELATED APPROVALS. Except as described on Section 3.2(k) of the Buyer Disclosure Schedule, the Buyer has all licenses, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities required for the conduct of the business of the Buyer as presently conducted, and such licenses, permits, consents, approvals, authorizations, qualifications or orders are in full force and effect, and the Buyer has received no notices of any violation thereof except where the failure to have, or to keep in full force and effect, such licenses, permits, consents, approvals, authorizations, qualifications and orders in full force and effect would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (l) CONDUCT OF BUSINESS IN COMPLIANCE WITH REGULATORY AND CONTRACTUAL REQUIREMENTS. Except as described on Section 3.2(l) of the Buyer Disclosure Schedule, the Buyer has conducted its business so as to comply in all material respects with all applicable laws, ordinances, regulations or orders or other requirements of any governmental, regulatory or administrative agency or authority or court, rights of concession, licenses, know-how or other proprietary rights of others and received no notice of any failure to comply with such laws, ordinances, regulations, orders or rights, except where the failure to comply with such laws, ordinances, regulations, orders or rights would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (m) EMPLOYEE BENEFIT PLANS. (i) For purposes of this Agreement, "BUYER BUSINESS PLANS" shall mean all "employee benefit plans" (within the meaning of Section 3(3) of ERISA, including, without limitation, "multiemployer plans" (within the meaning of Sections 3(37) and 4001(a)(3) of ERISA)), retirement, savings, stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements (A) under which any employee or former employee of the Buyer (collectively, the "BUYER BUSINESS EMPLOYEES") has any present or future right to benefits and (B) under which the Buyer has any present or future liability. Section 3.2(m)(i) of the Buyer Disclosure Schedule is a list of each material Buyer Business Plan.

        (ii) With respect to each material Buyer Business Plan, the Buyer has made available to the Seller a written description thereof.

        (iii) Except as described on Section 3.2(m)(iii) of the Buyer Disclosure Schedule, each material Buyer Business Plan sponsored by the Buyer has been established and administered in accordance with its terms and in compliance with the applicable provisions of ERISA, the Code and other applicable laws, rules and regulations, except where a failure to do so would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (iv) The Buyer has performed all of its obligations under the Buyer Business Plans and, except as reflected in the Buyer SEC Reports, there were no unfunded liabilities of any of the Buyer Business Plans.

        (n) ENVIRONMENTAL MATTERS. Except as described on Section 3.2(n) of the Buyer Disclosure Schedule, to the best knowledge of the Buyer: (i) the Buyer is in compliance in all respects with applicable Environmental Laws, except where the failure to comply with such laws, rules and regulations would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer; (ii) the Buyer has obtained and is in compliance with all permits required under Environmental Laws for the conduct of their respective businesses, except as would not reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the results of operations, financial condition or business of the Buyer; (iii) none of the operations of the Buyer is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which if adversely determined would, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer; (iv) neither the Buyer nor any other person has released or disposed of any material that is defined as hazardous or toxic under any Environmental Law at any of their respective real property and leasehold interests in real property, including all buildings, structures and other improvements situated thereon (collectively, the "BUYER PLANTS"), except as would not reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the results of operations, financial condition or business of the Buyer; (v) none of the Buyer Plants has been listed on the National Priorities List or the Comprehensive Environment Response Cleanup Liability Information System list prepared pursuant to CERCLA; (vi) the Buyer has not been identified in writing as a potentially responsible party under CERCLA or any equivalent State statute; and (vii) the Buyer has not received notification from any governmental bodies or other third parties or is subject to any order or decree relating to any potential liability under Environmental Laws or disposal of hazardous or toxic material on or affecting any property owned or leased by the Buyer. The Buyer has delivered to the Seller true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by the Buyer pertaining to hazardous or toxic materials in, on or under the plants of the Buyer, or concerning compliance by the Buyer or any other person for whose conduct they are or may be held responsible, with Environmental Laws.

        (o) TAX MATTERS. (i) The Buyer has filed, or a filing extension from the appropriate federal, state, local or foreign governments or governmental agencies has been obtained with respect to, all returns relating to any United States federal, state, provincial, local, territorial and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, real estate, excise, value added, estimated, stamp, alternative or add-on minimum, environmental, withholding and any other taxes, duties or assessments, together with all interest, penalties and additions imposed with respect to such amounts required to be filed on or prior to the date of this Agreement (the "BUYER TAX RETURNS"), and all taxes shown as due on such the Buyer Tax Returns have been paid or adequate provision in accordance with generally accepted accounting principles for the payment of all taxes shown to be due on such the Buyer Tax Returns has been made. The Buyer Tax Returns are complete and accurate in all material respects.

        (ii) No audit or other proceeding by any court, governmental or regulatory authority, or similar person is pending with respect to any taxes due from or with respect to the Buyer, except to the extent that such audit or proceeding would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer. No written assessment of tax is proposed against the Buyer, except to the extent that such audit or proceeding would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer or to the extent that any such written assessment is being contested in good faith by appropriate proceedings.

        (p) CONTRACTS. The Buyer is not, and has not received any notice or has any knowledge that any other party is, in default in any respect under any material contract, agreement, commitment, arrangement, lease, policy or other instrument to which it is a party or by which it is bound that involves payment of more than $250,000 in the aggregate and is expiring, is to be performed in or is terminable in (in each case without significant continuing obligations) 120 days or longer (collectively, "BUYER MATERIAL CONTRACTS"), except for those defaults which would not, either individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer; and there has not occurred any event that with the lapse of time or the giving of notice or both would constitute such a material default. Except as set forth on
    Section 3.2(p) of the Buyer Disclosure Schedule, the transactions contemplated by this Agreement, the Governance Agreement and the Stockholders' Agreement will not constitute a change of control under or require the consent from or the giving of notice to a third party pursuant to the terms, conditions or provisions of any Buyer Material Contract.

      To the best of the Buyer's knowledge, except as specified on the Buyer Disclosure Schedule, all contracts, maintenance and service agreements, purchase commitments for materials and other services, advertising and promotional agreements, leases and other agreements to which the Buyer is a party are in full force and effect and are valid and enforceable in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing or (ii) where the failure to be in full force and effect and valid and enforceable would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (q) PROXY STATEMENT. None of the information to be supplied by or through the Buyer for inclusion or incorporation by reference in (i) the proxy statement on Schedule 14A, including any amendments or supplements thereto (the "PROXY STATEMENT"), to be delivered to the Buyer's stockholders in connection with the Buyer Stockholder Approval, or (ii) any other filings required to be made by the Buyer under the Exchange Act, the Securities Act or any other state or federal securities laws in connection with the Stock and Asset Purchase or the transactions contemplated by this Agreement ("OTHER FILINGS") will, at the respective times that the Proxy Statement or any Other Filings and any amendments or supplements thereto are filed with the SEC, at the time any amendment or supplement thereto is mailed to the Buyer's stockholders, and at the time of the stockholders' meeting of the Buyer to approve the issuance of the Buyer Common Stock in connection with the Stock and Asset Purchase (the "STOCKHOLDERS' MEETING"), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder.

        (r) AFFILIATE TRANSACTIONS. Except as set forth in Section 3.2(r) of the Buyer Disclosure Schedule or as disclosed in the Buyer SEC Reports, there are no material contracts, commitments, agreements, arrangements or other transactions between the Buyer, on the one hand, and any (i) officer or director of the Buyer, (ii) record or beneficial owner of five percent or more of the voting securities of the Buyer or (iii) affiliate (as such term is defined in Regulation 12b-2 promulgated under the Exchange Act) of any such officer, director or beneficial owner, on the other hand.

        (s) VOTE REQUIRED. The affirmative vote of the holders of a majority of the shares of the Buyer Common Stock present in person or represented by proxy at the Stockholders' Meeting (provided that the shares so present or represented constitute a majority of the outstanding shares of the Buyer Common Stock), is the only vote of the holders of any class or series of the Buyer's capital stock necessary to approve the Stock and Asset Purchase and the issuance of shares of the Buyer Common Stock pursuant thereto and the transactions contemplated thereby. The shares of the Buyer Common Stock subject to the Stockholders Agreement constitute 49.2% of the number of outstanding shares of the Buyer Common Stock and 43.8% of the fully diluted number of shares of the Buyer Common Stock.

        (t) DGCL SECTION 203 AND ARTICLE ELEVENTH OF THE CERTIFICATE OF INCORPORATION. Prior to the date hereof, the Board of Directors of the Buyer has approved this Agreement, the Governance Agreement and the Stockholders Agreement and the Stock and Asset Purchase and the issuance of shares of the Buyer Common Stock pursuant thereto and the transactions contemplated thereby and the other transactions contemplated hereby and thereby, and such approval is sufficient to render inapplicable to the Stock and Asset Purchase and any of such other transactions, including, as a result thereof, the acquisition by the Seller of more than 20% of the outstanding shares of the Buyer Common Stock, the provisions of Section 203 of the Delaware General Corporation Law and the provisions of Article Eleventh of the Amended Certificate of Incorporation of the Buyer. Prior to the date hereof, the Board of Directors of the Buyer and the Stock Option Committee of the Board of Directors of the Buyer (the "BUYER STOCK OPTION COMMITTEE") has taken such actions so that (i) the transactions contemplated by this Agreement do not and shall not constitute a "change in control" within the meaning of the AEP Industries Inc. 1995 Stock Option Plan (the "BUYER STOCK OPTION PLAN") and (ii) the transactions contemplated by this Agreement do not and shall not result in any payment (i.e., change in control or otherwise) to any Buyer Business Employee under any Buyer Business Plan.

        (u) CERTAIN FEES. With the exception of fees and expenses payable to J.P. Morgan & Co., which shall be paid by the Buyer, neither the Buyer nor any of its officers, directors or employees, on behalf of the Buyer, has employed any broker or finder or incurred any other liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

        (v) PURCHASE FOR INVESTMENT. The Buyer is aware that no shares of Subsidiary Stock are registered under the Securities Act or under any state securities laws. The Buyer is not an underwriter, as such term is defined under the Securities Act, and is purchasing such shares solely for investment, with no present intention to distribute any such shares to any person, and the Buyer will not sell or otherwise dispose of shares except in compliance with the registration requirements or exemption provisions under the Securities Act and the rules and regulations promulgated thereunder, or any other applicable securities laws.

        (w) FINANCIAL CAPACITY. The Buyer has in hand binding commitment letters (the "COMMITMENT LETTERS"), which are currently in effect and true and correct copies of which are attached hereto as Section 3.2(w) of the Buyer Disclosure Schedule, with a reputable financial institution or institutions to obtain, all funds necessary to enable the Buyer to perform this Agreement and the other agreements contemplated hereby (the "FINANCING"), subject to the conditions set forth therein.

        (x) No Other Representations or Warranties.Except for the representations and warranties contained in this Section 3.2, neither the Buyer nor any other person makes any other express or implied representation or warranty on behalf of the Buyer.

    3.3. EXPIRATION OF REPRESENTATIONS AND WARRANTIES. The respective representations and warranties of the Seller and the Buyer contained herein or in any certificate or other document delivered prior to or on the Closing Date shall expire and be terminated and extinguished on the day two years following the Closing Date and thereafter the Seller and the Buyer shall have no liability whatsoever with respect to any such representation or warranty. Neither the officers, directors or affiliates of either the Seller or the Buyer nor any controlling person, legal representative, heir, successor or assign of any such officer, director or affiliate shall have any liability for any breach of any representation, warranty, covenant or agreement of the Seller or the Buyer under this Agreement contained herein.

4. TRANSACTIONS PRIOR TO CLOSING

    4.1.  ACCESS TO INFORMATION CONCERNING PROPERTIES AND RECORDS;
CONFIDENTIALITY.

        (a) the Seller agrees that, during the period commencing on the date hereof and ending on the Closing Date, (i) it will give or cause to be given to the Buyer and its counsel, financial advisors, auditors and other authorized representatives (collectively, "Representatives") such access, during normal business hours and upon reasonable advance notice, to the Plants, properties, books and records of the Seller and the Subsidiaries relating to the Assets or the Packaging Business, as the Buyer may from time to time reasonably request and (ii) it will furnish or cause to be furnished to the Buyer such financial and operating data and other information with respect to the business and properties of Borden Global Packaging, as the Buyer may from time to time reasonably request. The Buyer and its Representatives shall be entitled, in consultation with the Seller, to such access to the representatives, officers and employees of the Seller and the Subsidiaries to the extent they are involved in the business of Borden Global Packaging as the Buyer may reasonably request.

        (b) the Buyer agrees that, during the period commencing on the date hereof and ending on the Closing Date, (i) it will give or cause to be given to the Seller and its Representatives such access, during normal business hours and upon reasonable advance notice, to the Buyer Plants, properties, books and records of the Buyer, as the Seller may from time to time reasonably request and (ii) it will furnish or cause to be furnished to the Seller such financial and operating data and other information with respect to the Buyer, as the Seller may from time to time reasonably request. The Seller and its Representatives shall be entitled, in consultation with the Buyer, to such access to the representatives, officers and employees of the Buyer as the Seller may reasonably request.

        (c) Except as required by law, the Buyer will hold, and will cause its respective directors, officers, partners, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information obtained from the Seller in confidence to the extent required by, and in accordance with, the provisions of the letter dated February 2, 1996, between the Buyer and the Seller. Except as required by law, the Seller will hold, and will cause its directors, officers, partners, employees, accountants, counsel, financial advisors and other representatives and affiliates to hold, any nonpublic information obtained from the Buyer in confidence to the extent required by, and in accordance with, the provisions of the letter dated May 30, 1996, between the Buyer and the Seller.

    4.2. CONDUCT OF THE PACKAGING BUSINESS PENDING THE CLOSING DATE. The Seller agrees that, except as permitted, required or contemplated by this Agreement or any of the Exhibits attached hereto, including, without limitation, those actions contemplated on Section 4.2 of the Seller Disclosure Schedule, or any actions accounted for in the post-Closing adjustment provisions of Section 2.4, or as otherwise consented to or approved in writing by the Buyer, during the period commencing on the date hereof and ending at the Closing Date:

        (a) it will, and will cause its Subsidiaries to, operate the Packaging Business only in the usual, regular and ordinary manner, on a basis consistent with past practice, including the making of necessary capital expenditures; provided, that the Seller and its Subsidiaries may refrain from making planned or necessary capital expenditures to the extent agreed upon by the Buyer (including, without limitation, expenditures planned by the Seller with respect to management information systems, which need not be made);

        (b) no Transferred Subsidiary will amend its charter or by-laws (or analogous organizational documents) and no Transferred Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property;

        (c) no Transferred Subsidiary will issue or agree to issue any additional shares of capital stock of any class or series, or any securities convertible into or exchangeable for shares of capital stock or issue any options, warrants or other rights to acquire any shares of capital stock;

        (d) no Transferred Subsidiary will (i) split, combine or reclassify any shares of its outstanding capital stock, (ii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, (iii) directly or indirectly redeem or otherwise acquire any shares of its capital stock or shares of the capital stock of any of its subsidiaries, (iv) merge or consolidate with another entity, (v) acquire or purchase an equity interest in or a substantial portion of the assets of another corporation, partnership or other business organization or otherwise acquire any assets outside the ordinary and usual course of business and consistent with past practice or otherwise enter into any material contract, commitment or transaction outside the ordinary and usual course of business consistent with past practice, or (vi) make any loans, advances or capital contributions to, or investments in, any other person, other than to its subsidiaries;

        (e) the Seller will use its, and will cause the Subsidiaries to use their, reasonable efforts to preserve intact the business organization of Borden Global Packaging, to keep available the services of their present officers and key employees and others having business relations with the Seller or the Subsidiaries, and to preserve the goodwill of those having business relationships with Borden Global Packaging;

        (f) none of the Seller nor the Subsidiaries will (i) dispose of or encumber any of their properties or assets pertaining to the Packaging Business, other than (A) in the ordinary course of business, (B) any property or asset which has been determined by the Seller to be obsolete, worn out or no longer useful in the operation of the Packaging Business and
    (C) transfers by a Subsidiary to the Seller or another Subsidiary of the Seller or by the Seller to a Subsidiary; (ii) cancel any debts or waive any claims or rights pertaining to the Packaging Business, except in the ordinary course of business; (iii) enter into or modify any employment agreement or grant any increase in the compensation of officers or employees primarily engaged in the Packaging Business, except for agreements and increases in the ordinary course of business and consistent with past practice or as a result of collective bargaining, any industrial award or as required by any Business Plan or any employee benefit plan, agreement, program, policy or other arrangement that would have been a Business Plan had it been in effect as of the date hereof; (iv) make any capital expenditure or commitment pertaining to the Packaging Business, other than
    (A) in the ordinary course of business, (B) pursuant to existing commitments or (C) maintenance capital expenditures or capital expenditures reasonably required to abate conditions endangering persons or property; (v) except with respect to endorsement of negotiable instruments in the ordinary course of its Packaging Business, incur, assume or guarantee any indebtedness for borrowed money other than (A) purchase money borrowings, (B) indebtedness for borrowed money incurred in the ordinary course of business, (C) refundings of existing indebtedness, (D) indebtedness of a Subsidiary to the Seller or a subsidiary of the Seller and (E) other indebtedness for borrowed money which is not material to the results of operations, financial condition, or business of Borden Global Packaging taken as a whole; (vi) enter into or modify, or engage in any negotiations with respect to, any collective bargaining or union agreement or commitment; or (vii) enter into or modify any agreement or commitment or engage in any activity or transaction other than agreements, commitments, and transactions in the ordinary course of business and consistent with past practice;

        (g) it will, and will cause its Subsidiaries to, maintain in full force and effect all licenses from governmental authorities applicable to the Seller and the Subsidiaries and comply, in all material respects, with all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental authority applicable to it or the conduct of its business;

        (h) it will, and will cause its Subsidiaries to, perform all of its material obligations under all material contracts, agreements, licenses, permits, instruments, or undertakings; and

        (i) none of the Seller nor the Subsidiaries will agree, whether in writing or otherwise, to do any of the foregoing actions described in paragraphs (b), (c), (d) or (f) of this Section 4.2.

    4.3. CONDUCT OF BUSINESS BY THE BUYER PENDING THE CLOSING DATE. The Buyer agrees that, except as permitted, required or contemplated by this Agreement or any of the Exhibits attached hereto, including, without limitation, those actions contemplated on Section 4.3 of the Buyer Disclosure Schedule, or as otherwise consented to or approved in writing by the Seller, during the period commencing on the date hereof and ending at the Closing Date:

        (a) it will operate its business only in the usual, regular and ordinary manner, on a basis consistent with past practice;

        (b) it will not amend its charter or by-laws (or analogous organizational documents) or change the size or composition of its Board of Directors;

        (c) it will not issue or agree to issue any additional shares of capital stock of any class or series, or any securities convertible into or exchangeable for shares of capital stock or issue any options, warrants or other rights to acquire any shares of capital stock;

        (d) it will not (i) split, combine or reclassify any shares of its outstanding capital stock, (ii) declare, set aside or pay any dividend or other distribution payable in cash, stock or property, (iii) directly or indirectly redeem or otherwise acquire any shares of its capital stock, (iv) merge or consolidate with another entity, (v) acquire or purchase an equity interest in or a substantial portion of the assets of another corporation, partnership or other business organization or otherwise acquire any assets outside the ordinary and usual course of business and consistent with past practice or otherwise enter into any material contract, commitment or transaction outside the ordinary and usual course of business consistent with past practice, or (vi) make any loans, advances or capital contributions to, or investments in, any other person;

        (e) the Buyer will use its reasonable efforts to preserve intact the present business organization, to keep available the services of their present officers and key employees and others having business relations with the Buyer, and to preserve the goodwill of those having business relationships with it;

        (f) the Buyer will not dispose of or encumber any of its properties or assets, other than (A) in the ordinary course of business and (B) any property or asset which is not material to the results of operations, financial condition or business of the Buyer; (ii) cancel any debts or waive any claims or rights pertaining to or affecting its business, except in the ordinary course of business; (iii) grant any increase in the compensation of its officers or employees, except for increases in the ordinary course of business and consistent with past practice or as a result of collective bargaining, any industrial award or as required by any Buyer Business Plan or any employee benefit plan, agreement, program, policy or other arrangement that would have been a Buyer Business Plan had it been in effect as of the date hereof; (iv) make any capital expenditure or commitment, other than (A) in the ordinary course of business, (B) pursuant to existing commitments or (C) which is not material to the results of operations, financial condition or business of the Buyer; or (v) except with respect to endorsement of negotiable instruments in the ordinary course of its business, incur, assume or guarantee any indebtedness for borrowed money other than (A) purchase money borrowings, (B) indebtedness for borrowed money incurred in the ordinary course of business, (C) refundings of existing indebtedness and (D) other indebtedness for borrowed money which is not material to the results of operations, financial condition, or business of the Buyer;

        (g) the Board of Directors of the Buyer and the Buyer Stock Option Committee (i) shall not, solely as a result of the transactions contemplated by this Agreement, take any action to accelerate, release or otherwise deem satisfied any restrictions or conditions on any awards (including, without limitation, stock options and restricted stock) granted under the Buyer Stock Option Plan and (ii) shall not, solely as a result of the transactions contemplated by this Agreement, (A) take any action to give effect to any change-in-control provisions under any Buyer Business Plan or (B) make any payments to any Buyer Business Employee under any Buyer Business Plan; and

        (h) agree, whether in writing or otherwise, to do any of the foregoing actions described in paragraphs (b), (c), (d), (f) or (g) of this Section 4.3.

    4.4. INTERCOMPANY TRANSACTIONS. On or prior to the Closing, all intercompany receivables or payables and loans then existing between the Seller, any Subsidiary (other than a Transferred Subsidiary) or any other subsidiary or affiliate of the Seller which is not a Subsidiary (the "NON-PACKAGING AFFILIATES") on the one hand, and the Transferred Subsidiaries, on the other hand, shall be settled by way of capital contribution (with respect to intercompany payables or loans due to the Seller, any Subsidiary (other than a Transferred Subsidiary) or any Non-Packaging Affiliate) or by way of dividend in kind (with respect to receivables of the Transferred Subsidiaries owed by the Seller, any Subsidiary or any Non-Packaging Affiliate). Such settlement shall be accomplished without any violation of any law or regulation or any incurrence of any tax, penalties, interest or other charges (other than taxes with respect to which the Seller has agreed to indemnify the Buyer).

    4.5. GUARANTEES. The Buyer shall use its best efforts (which shall not include agreeing to any modifications of the terms of the underlying obligations) to cause itself or one or more of its affiliates to be substituted in all respects for the Seller or the Subsidiaries (other than the Transferred Subsidiaries), effective as of the Closing, in respect of all obligations of the Seller and any of the Subsidiaries (other than the Transferred Subsidiaries) under each of the guarantees, indemnities, surety bonds, letters of credit and letters of comfort set forth on Section 4.5 of the Seller Disclosure Schedule obtained by the Seller or the Subsidiaries (other than the Transferred Subsidiaries) for the benefit of the Packaging Business (the "GUARANTEES"). Subsequent to the Closing, with respect to any uncancelled Guaranty for which no substitution is effected, the Buyer shall, pursuant to Section 9.4, indemnify the Seller or any of its affiliates against any liability under any such Guarantee.

    4.6. FURTHER ACTIONS. (a) Subject to the terms and conditions hereof, the Seller and the Buyer agree to use their reasonable best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable best efforts: (i) to obtain prior to the Closing Date all licenses, certificates, permits, consents, approvals, authorizations, qualifications and orders of governmental authorities and parties to contracts with the Seller or the Subsidiaries as are necessary for the consummation of the transactions contemplated hereby, including but not limited to such consents and approvals as may be required under the HSR Act as set forth below and any similar foreign legislation; (ii) to effect all necessary registrations and filings; and (iii) to furnish to each other such information and assistance as reasonably may be requested in connection with the foregoing. The Seller or such Subsidiary and the Buyer shall cooperate fully with each other to the extent reasonably required to obtain such consents.

    (b) the Buyer and the Seller shall timely and promptly make all filings which may be required by each of them in connection with the consummation of the transactions contemplated hereby under the HSR Act and any similar foreign legislation. Each party shall furnish to each other such necessary information and assistance as such party may reasonably request in connection with the preparation of any necessary filings or submissions by it to any U.S. or foreign governmental agency, including, without limitation, any filings necessary under the provisions of the HSR Act and the Exchange Act. Each party shall provide the other party the opportunity to make copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between such party or its representatives, on the one hand, and the Federal Trade Commission (the "FTC"), the Antitrust Division of the United States Department of Justice (the "ANTITRUST DIVISION") or any similar foreign governmental agency or members of their respective staffs, on the other hand, with respect to this Agreement or the transactions contemplated hereby.

    (c) For purposes of this Section 4.6, the "reasonable best efforts" of the Buyer shall not include acceptance by the Buyer of any divestitures of any assets of the Buyer, but shall include acceptance of an agreement to hold any assets of the Packaging Business separate, or divest any such assets of the Packaging Business, in any lawsuit or other legal proceeding, whether judicial or administrative and whether required by the FTC, the Antitrust Division or any other applicable U.S. or foreign governmental entity in connection with the transactions contemplated by this Agreement or the other agreements contemplated hereby. Other than to the extent applicable law expressly requires the Seller to obtain any license, permit, consent, approval, authorization or order of any foreign governmental authority or to make any registration or filing with any foreign governmental authority, the Buyer shall be responsible for making all filings and giving all notices relating to, and otherwise pursuing all licenses, permits, consents, approvals, authorizations and orders of foreign governmental authorities and making all registrations and filings with foreign governmental authorities (collectively, the "FOREIGN GOVERNMENTAL CONSENTS"), which, to the best knowledge of the Buyer, are required in connection with the transactions contemplated hereby and shall provide a copy of any such filings or notices to the Seller. The Buyer shall be responsible for making or giving all Foreign Governmental Consents required to be made or given subsequent to the Closing Date. In connection with and as a condition to the Buyer's obligations under the preceding sentence, the Sellers shall fully cooperate with and assist the Buyer in identifying and obtaining all such licenses, permits, consents, approvals, authorizations or orders and in making all such registrations and filings.

    (d) the Buyer agrees to comply with the provisions of Section 6 of the Stockholders Agreement and not to register the transfer of any shares in violation of the Stockholder Agreement.

    (e) The Seller agrees to cause each of the Subsidiaries to take all corporate and stockholder action necessary for the authorization, performance and consummation of the transactions contemplated by this Agreement and the agreements contemplated hereby.

    (f) The Seller agrees that it will provide Hitachi with notice of the transactions contemplated by this Agreement pursuant to the Hitachi Right of First Refusal within five (5) business days of the date of this Agreement.

    4.7. NOTIFICATION. The Seller shall notify the Buyer and keep it advised as to (i) any litigation or administrative proceeding pending and known to the Seller or, to its knowledge, threatened against the Seller, any Subsidiary or any Subsidiary Asset Seller which challenges the transactions contemplated hereby, (ii) any material damage or destruction of any of the Assets and (iii) any event or occurrence that would cause any representation or warranty contained in Section 3.1 hereof to be false; PROVIDED that the failure of the Seller to comply with clause (iii) shall not subject the Seller to any liability hereunder except as and to the extent the Seller would be responsible for a breach of such representations and warranties pursuant to Section 9.4(a)(iii) (including, without limitation, the limitations on recovery and the time periods for bringing claims thereunder). The Buyer shall notify the Seller and keep it advised as to (A) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement or (B) any litigation or administrative proceedings pending or known to the Buyer or, to its knowledge, threatened against the Buyer which challenge the transactions contemplated hereby.

    4.8. NO INCONSISTENT ACTION. Subject to the provisions of Sections 7.1 and 7.2, the Seller and the Buyer shall not take any action inconsistent with their obligations under this Agreement or which could materially hinder or delay the consummation of the transactions contemplated by this Agreement.

    4.9. FINANCING. (a) The Buyer will deliver to the Seller as soon as reasonably practicable after the date of this Agreement true and correct copies of definitive written agreements (the "DEFINITIVE FINANCING AGREEMENTS") with reputable financial institutions to provide at the Closing, subject only to customary conditions, all of the Financing, in form and substance reasonably satisfactory to the Seller. The Buyer will deliver to the Seller drafts of the Definitive Financing Agreements sufficiently prior to the execution thereof to permit the Seller and its advisors the reasonable opportunity to review and comment thereon. The Buyer intends that the terms and conditions of such Financing shall be substantially the same as those previously set forth in the Commitment Letters. In any event, the Definitive Financing Agreements (and any other financing arrangements) will not contain any limitations (including events of default) on sales or other transactions by the Seller or its affiliates with respect to the Buyer Common Stock or any other limitation or restriction applicable to the Seller or its affiliates. The Buyer shall use its best efforts to satisfy at or before the Closing all requirements which are conditions to its closing all transactions constituting the Financing and to its drawing down the cash proceeds thereunder. Subject only to the Seller being able to satisfy the conditions set forth in Section 5.2(a) hereof, the Buyer will obtain the proceeds of the Financing no later than January 31, 1997. In the event that any portion of the Financing provided for in the Definitive Financing Agreements becomes unavailable, regardless of fault, the Buyer will, subject only to the Seller being able to satisfy the conditions set forth in
Section 5.2(a) hereof, obtain from others as soon as practicable, but in no event later than January 31, 1997, the financing necessary for the consummation of the transactions contemplated hereby, on and subject to substantially the same terms and conditions as the portion of the Financing that has become unavailable.

    (b) Effective at the opening of business on the Closing Date, the Buyer shall be responsible for funding all disbursements of the Packaging Business. Any cash, cash equivalents, similar investments, certificates of deposit, Treasury bills and other marketable securities held by the Packaging Business at the Closing shall be treated by the parties consistent with Section 2.4(a) of the Seller Disclosure Schedule.

    4.10. BORDEN-HITACHI JOINT VENTURE. To the extent permitted under the Joint Venture Agreement, the Seller will use reasonable efforts to cause Hitachi-Borden to continue to include "Borden" as part of its name for a period of up to the earlier of (a) six months following the Closing Date and (b) the effective date of the exercise of the Hitachi Right of First Refusal.

    4.11. USE OF CORPORATE NAME AND SYMBOL; TRANSITION LICENSE. (a) Except as set forth in subsection (b) of this Section 4.11, after the Closing, the Buyer shall not use the Borden trademarks and other Intellectual Property set forth on
Section 4.11 of the Seller Disclosure Schedule.

    (b) On the Closing Date, the Buyer and the Seller shall execute and deliver a transition license agreement (the "TRANSITION LICENSE AGREEMENT"), substantially in the form of Exhibit F hereto, pursuant to which the Seller shall grant to the Buyer a non-exclusive, non-assignable (except to a subsidiary of the Buyer), royalty-free license (i) to use, for a period of six months following the Closing Date, the Borden-related trademarks on products, labels, packaging, promotional materials, signage, invoices and stationary and (ii) to use, from the six-month anniversary of the Closing Date until the date two years after the Closing Date, the Borden-related trademarks only in connection with the Buyer's trademarks, provided that the Borden-related trademarks are not modified in any way, including the combining of the Borden-related trademarks in a single design with the Buyer's trademarks. Following the two-year period described in clause (ii) above, the Buyer shall cease all use of any Borden-related trademarks.

    4.12. FACILITIES AGREEMENT. On the Closing Date, the Buyer and the Seller shall execute and deliver an agreement (the "SHARED FACILITIES AGREEMENT"), substantially in the form of Exhibit G hereto, with respect to facilities shared by the Packaging Business and the Seller's chemicals business at North Baddesley, United Kingdom, Edmonton, Alberta, Laval, Quebec and West Hill, Ontario in order to coordinate the on-going operations at such facilities, coordinate the "de-linking" of the operations of the Packaging Business from the operations relating to the Seller's chemicals business at such facilities and provide certain transitional services on the terms and subject to the conditions set forth therein.

    4.13. TRANSITION SERVICES AGREEMENT. On the Closing Date, the Buyer and the Seller shall execute and deliver an agreement (the "TRANSITION SERVICES AGREEMENT"), substantially in the form attached hereto as Exhibit H pursuant to which the Seller agrees to provide certain transitional services on the terms and subject to the conditions set forth therein.

    4.14. PREPARATION OF PROXY STATEMENT; STOCKHOLDERS' MEETING. (a) Promptly following the date of this Agreement, the Buyer shall prepare and file with the SEC a preliminary copy of the Proxy Statement and thereafter a definitive copy of the Proxy Statement and all related solicitation materials. The Seller and its representatives will be given an opportunity to review and comment on drafts of the Proxy Statement and will provide to the Buyer all information relating to the Packaging Business and the Seller necessary for the preparation of the Proxy Statement and will participate in responding to comments or requests from the SEC with respect to the Proxy Statement. The Buyer shall use its reasonable best efforts as promptly as practicable to have the Proxy Statement cleared by the SEC and thereafter to cause the Proxy Statement to be mailed to the Buyer's stockholders as promptly as practicable. The information provided and to be provided by the Buyer and the Seller, respectively, for use in the Proxy Statement shall, at the time the Proxy Statement is mailed to the Buyer's stockholders and on the date of the Stockholders' Meeting, be true and correct in all material respects and shall not omit to state any material fact required to be stated therein or necessary in order to make such information not misleading, and the Buyer and the Seller each agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading.

    (b) The Buyer, acting through its Board of Directors, shall promptly and duly call, give notice of, convene and hold as soon as practicable following the date upon which the Proxy Statement is cleared by the SEC the Stockholders' Meeting for the purpose of obtaining the Buyer Stockholder Approval and (i) recommend approval and adoption of this Agreement and the transactions contemplated hereby, by the stockholders of the Buyer and include in the Proxy Statement such recommendation and (ii) take all reasonable and lawful action to solicit and obtain such approval, unless in the case only of clause (i) above, the Board of Directors of the Buyer determines, based upon advice of independent outside legal counsel to the Buyer, that making such recommendation would constitute a breach of the fiduciary duty of the Board of Directors of Buyer under applicable law.

    4.15. NO SOLICITATION. From the date hereof, until the earlier of the Closing or the termination of this Agreement, the Seller agrees that neither it, nor any of its Subsidiaries, affiliates or agents (i) will solicit bids from any person or entity, other than the Buyer, for the purchase of, or offer to sell, the Packaging Business or any significant part thereof, (ii) will offer to sell to any person or entity, other than the Buyer, the Packaging Business or any significant part thereof or (iii) will negotiate with, respond to any indications of interest from or provide any information to, any person or entity, other than the Buyer.

    4.16. INSURANCE. Prior to the Closing Date the Seller shall have entered into an agreement with a financially sound and reputable insurer to provide insurance covering such losses, liabilities, damages, expenses and other risks relating to the assets, businesses, operations, conduct, products and employees of the Packaging Business and having the terms set forth on Section 4.16 to the Seller Disclosure Schedule and relating to or arising out of occurrences prior to the Closing (the "Sunrise Policy"). The Seller shall use its reasonable best efforts to have the Buyer named as an insured under the Sunrise Policy. Prior to the Closing Date, and to the extent permitted by the Seller's existing occurrence-based insurance policies, the Seller will use its reasonable best efforts to have the Buyer named as an insured under such occurrence-based policies. If the Seller is unable to have the Buyer named as an insured under such occurrence-based policies or the Sunrise Policy or would be required to accept conditions to the Buyer being so named or pay additional premiums in connection therewith which the Seller deems unreasonable, then the Seller shall to the extent permitted under such policies process any claims arising thereunder and shall remit any proceeds actually received (in excess of any loss, liability, damage or expense of the Seller related to such claim) to the Buyer. If such policies do not permit the Seller to process such claims which would otherwise have been covered by such policies because the liability therefor had been transferred to the Buyer hereunder, then such liabilities shall be deemed not to have been transferred to the Buyer hereunder and the Buyer shall indemnify the Seller for the full amount by which such liability exceeds any payments received by the Seller under such policies with respect to such claims other than any amount of such liability that is not covered by such policies which is directly attributable to the failure of the Seller to adhere to the notice or procedural requirements of such policies. The Seller shall not be deemed to have failed to adhere to the notice or procedural requirements of any such policies to the extent such failure is a result of the Buyer's failure to notify the Seller with respect to any occurrence, event or action covered by such policies.

5. CONDITIONS PRECEDENT

    5.1. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER AND THE SELLER. The respective obligations of the Buyer and the Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

        (a) No Injunction, etc.At the Closing Date, there shall be no injunction, restraining order or decree of any nature of any court or governmental agency or body of competent jurisdiction that is in effect that restrains or prohibits the consummation of the Stock Purchase or the transfer to the Buyer by the Seller or the Subsidiaries of any Assets, except for the transfer of any Assets or Subsidiary Stock the failure to transfer which would not, individually or in the aggregate with all Subsidiary Stock which is not being transferred on or prior to the Closing and all Assets for which Asset Purchases are not being consummated on or prior to the Closing, be material, after giving effect to the interim management provisions of Section 2.3, to the operations of Borden Global Packaging taken as a whole; provided that for purposes of this paragraph
    (a), any failure to consummate the Asset Purchases or Stock Purchases set forth on Section 5.1 of the Seller Disclosure Schedule shall not be regarded as material to the operations of Borden Global Packaging taken as a whole so long as the aggregate net trade sales of all the businesses not transferred do not exceed 10% of the total net trade sales for the Packaging Business for the year ended December 31, 1995, and provided, further, that such Asset Purchases or Stock Purchases shall be subject to the provisions of Section
    2.3 hereof.

        (b) Regulatory Authorizations.All (i) consents, approvals, authorizations and orders of federal, state and foreign governmental and regulatory authorities as are necessary in connection with the transfer of the Assets or the Subsidiary Stock to the Buyer or which if not obtained would be reasonably likely to subject the Buyer, the Seller or any Subsidiary Asset Seller, or any officer, director or agent of any such person to civil or criminal liability or could render such transfer void or voidable (the "REQUIRED CONSENTS") shall have been obtained, except for Required Consents the failure to obtain which, individually or in the aggregate, are not material to the operations of Borden Global Packaging taken as a whole and are not otherwise likely to subject any such officer, director or agent to civil or criminal liability; provided that for purposes of this clause (b)(i), any failure to consummate the Asset Purchase or Stock Purchases set forth on Section 5.1 of the Seller Disclosure Schedule shall not be regarded as material to the operations of Borden Global Packaging taken as a whole so long as the aggregate net trade sales of all the businesses not transferred do not exceed 10% of the total net trade sales for the Packaging Business for the year ended December 31, 1995, and (ii) applicable waiting periods specified under the HSR Act with respect to the transactions contemplated by this Agreement shall have lapsed or been terminated, and provided, further, that such Asset Purchases or Stock Purchases shall be subject to the provisions of Section 2.3 hereof.

        (c) Buyer Stockholder Approval.The Buyer Stockholder Approval shall have been obtained.

        (d) Consents.All third-party consents with respect to the transactions contemplated hereby shall have been obtained, except those consents which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of (i) Borden Global Packaging taken as a whole or
    (ii) the Buyer. The Buyer shall be entitled to waive this condition with respect to all third-party consents related to, or required to be obtained by, the Seller, and the Seller shall be entitled to waive this condition with respect to all third-party consents related to, or required to be obtained by, the Buyer.

    5.2. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BUYER. The obligations of the Buyer under this Agreement are subject to the satisfaction (or waiver by the Buyer) at or prior to the Closing Date of each of the following conditions:

        (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. (i) All representations and warranties of the Seller contained herein or in any certificate or document delivered to the Buyer pursuant hereto, without regard to any exceptions for materiality contained in such representations and warranties, shall be true and correct in all respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except (i) as contemplated or permitted by this Agreement or as disclosed in the Exhibits hereto or in the Seller Disclosure Schedule, (ii) to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all respects as of such date, (iii) to the extent that any such representation or warranty, including, without limitation, the representations and warranties contained in Section 3.1(f) hereof, is untrue or incorrect as a result of an adverse change in the results of operations of the Packaging Business, (iv) for changes to the Packaging Business occurring in the ordinary course of business consistent in scope and kind with the prior experience of the Packaging Business and (v) after giving effect to clauses (i), (ii), (iii) and (iv) for all such inaccuracies which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging taken as a whole.

        (ii) NO MATERIAL ADVERSE CHANGE. Except as contemplated by or set forth in this Agreement or in the Exhibits hereto or the Seller Disclosure Schedule, including without limitation Sections 3.1(f)(i) and 3.1(f)(ii) thereof, subsequent to the date of this Agreement, there has not occurred or arisen, with respect to the Packaging Business any condition, event or occurrence which, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the financial condition or business of the Packaging Business taken as a whole, other than such effects that are a result of an adverse change in the results of operations of the Packaging Business.

        (b) PERFORMANCE OF AGREEMENTS. The Seller shall in all material respects have performed all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at the Closing Date.

        (c) OFFICER'S CERTIFICATE. The Buyer shall have received a certificate, dated the Closing Date, of the President or a Vice President of the Seller to the effect that, to the best of the knowledge, information and belief of such officer after due inquiry, the conditions specified in paragraphs (a) and (b) above have been fulfilled.

        (d) TRANSITION LICENSE AGREEMENT. The Seller shall have executed and delivered to the Buyer a Transition License Agreement substantially in the form of Exhibit F hereto.

        (e) SHARED FACILITIES AGREEMENT. The Seller shall have executed and delivered to the Buyer the Shared Facilities Agreement substantially in the form of Exhibit G hereto.

        (f) TRANSITION SERVICES AGREEMENT. The Seller shall have executed and delivered to the Buyer a Transition Services Agreement substantially in the form of Exhibit H hereto.

        (g) GOVERNANCE AGREEMENT. The Governance Agreement shall continue to be in full force and effect and the Seller shall not have breached any of its representations, warranties or covenants thereunder.

        (h) OPINION OF COUNSEL. The Buyer shall have received an opinion from counsel to the Seller and its Subsidiaries, which may be the General Counsel or the Corporate Counsel and Secretary of the Seller, or as applicable such of its Subsidiaries, as to (i) the due authorization, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, (ii) the enforceability of this Agreement and the other agreements and instruments contemplated hereby, and (iii) the absence of any conflict with, or contravention of, any law, rule or regulation of the United States, New York, Ohio or Delaware (but only with respect to the General Corporation Law thereof), order of any court or administrative body, charter or by-laws of the Seller or any of the Subsidiaries, or agreement known to such counsel to which the Seller or any of its Subsidiaries is subject or any of their respective property is bound.

        (i) SUBSIDIARY APPROVALS. This Agreement and the transactions contemplated hereby shall have been approved by the boards of directors and, where required by applicable law, the shareholders of each of the Subsidiary Asset Sellers.

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
    5.3. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER. The obligations of the Seller under this Agreement are subject to the satisfaction (or waiver by the Seller) at or prior to the Closing Date of each of the following conditions:

        (a) (i) ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Buyer contained herein or in any certificate or document delivered to the Seller pursuant hereto, without regard to any exceptions for materiality contained in such representations and warranties, shall be true and correct in all respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date, except (i) as contemplated or permitted by this Agreement or as disclosed in the Exhibits hereto or in the Buyer Disclosure Schedule, (ii) to the extent that any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all respects as of such date, (iii) for changes to the Buyer occurring in the ordinary course of business consistent in scope and kind with the prior experience of the Buyer and (iv) after giving effect to clauses (i), (ii) and (iii) for all such inaccuracies which, individually or in the aggregate, would not have or reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (ii) NO MATERIAL ADVERSE CHANGE. Except as reflected on Section 3.2(f) of the Buyer Disclosure Schedule or as otherwise contemplated by or disclosed in this Agreement or the Exhibits hereto or the Buyer Disclosure Schedule, subsequent to the date of this Agreement, there has not occurred or arisen with respect to the Buyer any condition, event or occurrence which, individually or in the aggregate, would have or would reasonably be expected to have a material adverse effect on the results of operations, financial condition or business of the Buyer.

        (b) PERFORMANCE OF AGREEMENTS. The Buyer shall in all material respects have performed all obligations and agreements, and complied in all material respects with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at the Closing Date.

        (c) OFFICER'S CERTIFICATE. The Seller shall have received a certificate, dated the Closing Date, of the President or a Vice President of the Buyer to the effect that, to the best of the knowledge, information and belief of such officer after due inquiry, the conditions specified in paragraphs (a) and (b) above have been fulfilled.

        (d) HITACHI RIGHT OF FIRST REFUSAL. The provisions of Section 2.2 shall have been applied with respect to Hitachi-Borden, to the extent applicable.

        (e) ASSUMPTION AGREEMENT. The Buyer shall have executed and delivered to the Seller the Assumption Agreement in the form of Exhibit E hereto.

        (f) EXEMPTION CERTIFICATES. The Buyer shall have executed and delivered to the Seller all certificates required by all relevant taxing authorities that are necessary to support any exemption from the imposition of any sales or similar tax on the transfer of the Assets.

        (g) SHARED FACILITIES AGREEMENT. The Buyer shall have executed and delivered to the Seller the Shared Facilities Agreement substantially in the form of Exhibit G hereto.

        (h) TRANSITION SERVICES AGREEMENT. The Buyer shall have executed and delivered to the Seller a Transition Services Agreement substantially in the form of Exhibit H hereto.

        (i) EMPLOYMENT AGREEMENTS. The Buyer shall have entered into employment agreements with the individuals set forth on Section 5.3(i)(1) of the Seller Disclosure Schedule in the form set forth on Section 5.3(i)(2) of the Seller Disclosure Schedule.

        (j) GOVERNANCE AGREEMENT. The Governance Agreement shall continue to be in full force and effect and the Buyer shall not have breached any of its representations, warranties or covenants thereunder.

        (k) STOCKHOLDERS AGREEMENT. The Stockholders Agreement shall continue to be in full force and effect and the Buyer shall not have breached any of its representations, warranties or covenants thereunder.

        (l) OPINION OF COUNSEL. The Seller shall have received an opinion from counsel to the Buyer as to (i) the due authorization, execution and delivery of this Agreement and the other agreements and instruments contemplated hereby, (ii) the enforceability of this Agreement and the other agreements and instruments contemplated hereby, and (iii) the absence of any conflict with, or contravention of, any law, rule or regulation of the United States, New York or Delaware (but only with respect to the General Corporation Law thereof), order of any court or administrative body, charter or by-laws of the Buyer, or agreement known to such counsel to which the Buyer is subject or any of its property is bound.

6. EMPLOYEE RELATIONS AND BENEFITS

    6.1. CONDUCT PRIOR TO THE EFFECTIVE TIME. Prior to the Effective Time, Buyer shall take no action to cause Seller or Borden Global Packaging to terminate the employment of any Business Employee, and neither Seller nor Borden Global Packaging shall be under any obligation to terminate any Business Employee prior to or on the Effective Time.

    6.2. CONTINUITY OF EMPLOYMENT. The parties hereto intend that there shall be continuity of employment with respect to all Business Employees, provided that nothing contained herein to the contrary shall prohibit the Buyer from subsequently terminating any employee. Except as set forth in Section 6.2 of the Seller Disclosure Schedule, Buyer shall offer employment no later than the Effective Time to all non-union employees, including those on vacation, leave of absence or disability (or not more than six months), who are employed by Borden Global Packaging as of the Effective Time, on substantially the same terms with respect to base salary, job responsibility and location to the extent possible. Those persons who accept Buyer's offer of employment and who commence working with Buyer within six months (including any period of leave of absence or disability beginning prior to the Closing Date and continuing through the Closing Date) of the Effective Time shall hereafter be referred to as "TRANSFERRED EMPLOYEES". Business Employees in receipt of disability benefits as of the Effective Time will continue to receive benefits from the Business Plans in accordance with the terms of those plans during such disability.

    6.3. COLLECTIVE BARGAINING AGREEMENTS. Buyer shall offer employment to all Business Employees covered by any of the Collective Bargaining Agreements listed on Section 6.3 of the Seller Disclosure Schedule (the "Collective Bargaining Agreements") as of the Effective Time and shall assume and be bound by the terms of such Collective Bargaining Agreements. The Buyer may, with the agreement of the appropriate union or otherwise as provided by law, substitute as of the Effective Time the Buyer Business Plans for the Business Plans specified in the Collective Bargaining Agreements.

    6.4. INTERNATIONAL PLANS. Buyer shall, to the maximum extent permitted by applicable law, assume and be liable for all liabilities and obligations arising out of all Business Plans (including, without limitation, plans providing for incentive, bonus, deferred compensation, pension, retirement, savings, supplemental, welfare, retiree medical and retiree life benefits) with respect to all Transferred Employees in Australia, Belgium, Canada, France, Germany, Greece, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, South Africa, Spain, and the United Kingdom (collectively, the "INTERNATIONAL BUSINESS PLANS"). Section 6.4 of the Seller Disclosure Schedule sets forth specific obligations of Buyer and Seller with respect to the International Business Plans. To the extent that Section 6.4 of the Seller Disclosure Schedule and this
Section 6.4 are silent with respect to a given issue, such issue shall be resolved in accordance with the other provisions of this Section 6 (including, but not limited to, the provisions relating to the U.S. Business Plans) and by reference to local laws.

    6.5. U.S. BUSINESS PLAN PARTICIPATION. Except as expressly provided in this Section 6.5 or except as otherwise required by applicable law, Transferred Employees who are U.S. Business Employees (the "U.S.

Transferred Employees") shall (a) cease active participation in (and accrual of additional benefits under) the U.S. Business Plans as of the Effective Time and
(b) commence participation in the Buyer Business Plans as of the Effective Time.

    6.6.  U.S. BUSINESS PLAN LIABILITIES.  Except as expressly provided in this
Section 6.6, Section 6.8(b) or Section 6.6 of the Seller Disclosure Schedule, Seller shall retain all liabilities and obligations relating to the participation of U.S. Transferred Employees in the U.S. Business Plans on or prior to the Effective Time. Buyer shall be responsible and liable for all liabilities and obligations relating to the participation of U.S. Transferred Employees (including, but not limited to, such liabilities and obligations that may exist or arise in connection with (a) the employment of any U.S. Transferred Employee on or after the Effective Time and (b) the termination of employment of any U.S. Transferred Employee on or after the Effective Time) under the Buyer Business Plans and in connection with the offer and the employment of the U.S. Transferred Employees on or after the Effective Time.

    6.7. U.S. DEFINED BENEFIT PLAN. As of the Effective Time, Seller shall cause the active participation by the U.S. Transferred Employees in the Borden, Inc. Employees Retirement Income Plan (the "PENSION PLAN") to cease. U.S. Transferred Employees shall continue to receive service credit for their employment with the Buyer under the Pension Plan, but only for purposes of vesting. Pursuant to Section A7.9 of the Pension Plan, a Transferred Employee shall be considered terminated from employment with his or her "Employer" within the meaning of the Pension Plan only when such Transferred Employee is no longer employed by the Buyer.

    6.8. U.S. DEFINED CONTRIBUTION PLANS. (a) As of the Effective Time, Seller shall cause the active participation by the U.S. Transferred Employees in the Borden, Inc. Retirement Savings Plan and the Borden, Inc. Associate Savings Plan (collectively, the "Savings Plans") to cease. Seller shall (i) as of the Effective Time cause the trustees of the Savings Plans to identify, in accordance with the applicable spinoff provisions set forth under Section 414(l) of the Code, the assets of the Savings Plans representing the full account balances of U.S. Transferred Employees for all periods of participation through the Effective Time (including, as applicable, all employee contributions, employer contributions and all earnings attributable thereto); and (ii) as soon as practicable (but in no event later than 120 days) after the Effective Time, make all required filings and submissions to appropriate governmental agencies and all required amendments to the Savings Plans and related trust agreements necessary to provide for the transfer of assets described in this Section 6.8. The Savings Plans shall be amended to provide that (i) there shall be no contributions thereto with respect to U.S. Transferred Employees for periods after the Closing Date and (ii) all transferred employer contributions shall be fully vested.

    (b) Buyer shall (i) give Seller written notice of the name of the trustee of the defined contribution plan designated by Buyer to which the assets and liabilities for benefits of the Savings Plans are to be transferred (the "BUYER SAVINGS PLAN"), accompanied by a copy of the most recent favorable determination letter for such plan received by Buyer, as promptly as possible after the Effective Time, but in any event prior to the date on which such transfer is to occur; and (ii) as soon as practicable (but in no event later than 120 days) after the Effective Time, make all required filings and submissions to appropriate governmental agencies. As soon as practicable after the Effective Time, and pursuant to the procedures set forth below, Seller shall cause the trustees of the Savings Plans to transfer to the trustee of the Buyer Savings Plan the following amount (the "TOTAL TRANSFER AMOUNT"): (A) the full account balances (in kind and notes for any loans to U.S. Transferred Employees) of all U.S. Transferred Employees, whose account balances shall have been credited with appropriate earnings and contributions, if any, attributable to the period ending on the close of business on the day preceding the Effective Time, plus
(B) earnings on such account balances attributable to the period from the Effective Time to the Transfer Date, reduced by (C) any benefit or withdrawal payments in respect of U.S. Transferred Employees prior to the Transfer Dates. The "TRANSFER DATE" shall be the first day of the month following a 15th day of a month by which Buyer has requested the transfer and Seller has received copies of the applicable favorable determination letters from the Service. On the Transfer Date, the Seller shall transfer 90% of its good faith estimate of

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the Total Transfer Amount. Upon the completion of a calculation of the Total
Transfer Amount by the Seller's actuary (such calculation to occur no later than 120 days after the Transfer Date and such calculation to be binding on the Buyer), the Savings Plans shall transfer to the Buyer Savings Plan an amount equal to the difference between the Total Transfer Amount and any amounts previously transferred to the Buyer Savings Plan or, if applicable, the Buyer Savings Plan shall transfer to the Savings Plans an amount equal to the difference between any amounts previously transferred to the Buyer Savings Plan and the Total Transfer Amount. In consideration of the transfer of assets hereunder, Buyer shall, as of the Transfer Date, cause the Buyer Savings Plan to assume the liabilities associated with the transferred assets (including notes) of the U.S. Transferred Employees.

    (c) Periods of employment by U.S. Transferred Employees with Seller for which credit was given under the Savings Plans shall be taken into account for all purposes under the Buyer Savings Plan to the same extent they were taken into account under the Savings Plans. Buyer shall indemnify Seller, each officer, employee and director of Seller and its affiliates and each fiduciary of the Savings Plans against, and hold them harmless from, any and all damages incurred or suffered by them arising out of, in respect of or in connection with the qualified status of the Buyer Savings Plan on the dates of transfer described above (including, without limitation, any liability, excise taxes, penalties and damages arising with respect to the U.S. Transferred Employees). The Seller shall indemnify the Buyer for any failure to transfer assets pursuant to clause (b) of this Section 6.8, but only to the extent of the liabilities assumed by the Buyer thereunder.

    (d) The Buyer shall (i) permit repayment to the Buyer Savings Plan of the outstanding loans of the U.S. Transferred Employees (under the Savings Plans) by way of regular paycheck deductions and (ii) take all steps required to effectuate such repayment (including amending its plans).

    6.9. U.S. POST-RETIREMENT BENEFITS. As of the Effective Time, no U.S. Transferred Employee shall be eligible to receive post-retirement welfare benefits from Seller unless such U.S. Transferred Employee (a) is eligible to receive such benefits as of the Effective Time pursuant to the terms of the Borden, Inc. Total Family Protection Plan and (b) terminates employment with the Buyer on or prior to the first anniversary of the Effective Time.

    6.10. U.S. WELFARE PLANS. With respect to any Buyer Business Plan that is a "welfare benefit plan" (as defined in Section 3(1) of ERISA) maintained for the benefit of U.S Transferred Employees on and after the Effective Time, Buyer shall (a) cause there to be waived any pre-existing condition limitations and
(b) give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, such employees with respect to similar plans maintained by Seller immediately prior to the Closing Date.

    6.11. U.S. ACCRUED VACATION. With respect to any accrued but unused vacation time to which any U.S. Transferred Employee is entitled pursuant to the vacation policy applicable to such employee immediately prior to the Effective Time (the "VACATION POLICY"), Buyer shall allow such U.S. Transferred Employee to use such accrued vacation; PROVIDED, HOWEVER, that if Buyer deems it necessary to disallow such employee from taking such accrued vacation, Buyer shall be liable for and pay in cash to such employee an amount equal to such vacation time in accordance with terms of the Vacation Policy; PROVIDED, FURTHER, that Buyer shall be liable for and pay in cash an amount equal to such accrued vacation time to any U.S. Transferred Employee whose employment terminates for any reason subsequent to the Effective Time; PROVIDED, FURTHER, that Buyer shall be under no obligation to recognize any unused vacation time accrued prior to the year in which the Closing occurs.

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    6.12.  SEVERANCE.  The Buyer shall provide severance benefits to U.S.
Transferred Employees (who are either salaried or non-union hourly employees) terminated within 12 months of the Effective time for reasons other than serious misconduct in the amount of one week of base pay for each full year of service.

    6.13. U.S. SERVICE CREDIT. With respect to U.S. Transferred Employees, Buyer shall recognize all service with Seller for purposes of eligibility and vesting under the Buyer Business Plans.

    6.14. U.S. WARN ACT. Buyer agrees to provide any required notice under the Worker Adjustment and Retraining Notification Act ("WARN") and any other applicable law and to otherwise comply with any such statute with respect to any "plant closing" or "mass layoff" (as defined in WARN) or similar event affecting employees and occurring on or after the Effective Time or arising as a result of the transactions contemplated hereby. Buyer shall indemnify and hold harmless Seller and its affiliates with respect to any liability under WARN or other applicable law arising from the actions (or inactions) of Buyer or its affiliates on or after the Effective Time or arising as a result of the transactions contemplated hereby.

    6.15. U.S. COBRA. Buyer agrees to provide any required notice under the Consolidated Omnibus Budget Reconciliation Act of 1986 ("COBRA") and any other applicable law on or after the Effective Time. Buyer shall indemnify and hold harmless Seller and its affiliates with respect to any liability under COBRA or other applicable law arising from the actions (or inactions) of Buyer or its affiliates on or after the Effective Time or arising as a result of the transactions contemplated hereby.

    6.16. NO RIGHTS CONFERRED ON EMPLOYEES. Nothing herein, expressed or implied, shall confer upon any employee or former employee of Seller, Buyer, or any of their affiliates (including, without limitation, the Transferred Employees, the Business Employees or the Buyer Business Employees), any rights or remedies (including, without limitation, any right to employment or continued employment for any specified period) of any nature or kind whatsoever, under or by reason of this Agreement.

7. TERMINATION

    7.1. GENERAL. This Agreement may be terminated and the transactions contemplated herein may be abandoned, (a) by mutual consent of the Buyer and the Seller; (b) by the Buyer or the Seller by notice to the other party in the event that the Closing Date shall not have occurred on or before January 31, 1997; provided, however, that if the Closing Date shall not have occurred on or before such date due to the act or omission of the Buyer or the Seller, then that party may not terminate the Agreement; (c) by the Seller, in its sole discretion, after the date which is five weeks after the date of this Agreement, if Seller shall not have received copies of the Definitive Financing Agreements or if at any time thereafter any such Definitive Financing Agreements shall cease to be in full force and effect and Seller shall not have replaced such Definitive Financing Agreements prior to the earlier of five weeks thereafter and January 31, 1997, or (d) the Seller, if any required approval by the stockholders of the Buyer shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at a duly held meeting of stockholders or at any adjournment thereof except as a result of a material breach of this Agreement by the Seller or an inability to satisfy Section 5.2(a).

    7.2. EFFECT OF TERMINATION. In the event of any termination of the Agreement as provided in Section 7.1 above, this Agreement shall forthwith become wholly void and of no further force and effect and there shall be no liability on the part of the Buyer or the Seller, except that (i) the obligations of the Buyer and the Seller under Sections 4.1(c) and 9.2 of this Agreement shall remain in full force and effect and (ii) termination shall not preclude either party from suing the other party for breach of this Agreement.

8. TRANSACTIONS SUBSEQUENT TO CLOSING

    8.1. ACCESS TO BOOKS AND RECORDS. (a) For a period of ten years following the Closing Date, the Buyer shall retain and afford, and will cause its affiliates to retain and afford, to the Seller and the Subsidiary Asset Sellers, their counsel and their accountants, during normal business hours and upon reasonable advance notice, reasonable access to the books, records and other data of Borden Global Packaging with respect to the period prior to the Closing Date to the extent that such access may be reasonably required by the Seller or Subsidiary Asset Seller to facilitate (i) the preparation by any Seller or such Subsidiary Asset Seller of such tax returns as it may be required to file with respect to the operations of Borden Global Packaging, the making of any election related to taxes or in connection with any audit, amended return, claim for refund or any suit or proceeding with respect thereto, (ii) the investigation, litigation and final disposition of any claims, suits or proceedings which may have been or may be made against the Seller or such Subsidiary Asset Seller in connection with Borden Global Packaging, and (iii) the payment of any amount pursuant to Section 9.4 or in connection with any liabilities or obligations which have not been assumed by the Buyer under this Agreement. The Buyer will not, and will cause its affiliates not to, dispose of, alter or destroy any such books, records and other data without giving thirty (30) days' prior notice to the Seller to permit them, at their expense, to examine, duplicate or repossess such records, files, documents and correspondence.

    (b) the Buyer shall further cooperate with the Seller in the preparation for and prosecution of the defense of any audit, claim, action or cause of action arising out of or relating to any Excluded Liabilities which have not been assumed by the Buyer under this Agreement including, without limitation, by making available evidence within the control of the Buyer and persons needed as witnesses employed by the Buyer, in each case as reasonably needed for such defense. The Seller shall reimburse the Buyer for its reasonable out-of-pocket costs relating to its cooperation under this subparagraph.

    (c) For a period of ten years following the Closing Date, the Seller shall retain and afford, and will cause the Subsidiary Asset Sellers to retain and afford, to the Buyer, its counsel and its accountants, during normal business hours and upon reasonable advance notice, reasonable access to the books, records and other data of such the Seller and the Subsidiary Asset Sellers with respect to the period prior to the Closing Date to the extent that such access may be reasonably required by the Buyer or any affiliate of the Buyer (i) in connection with the ongoing operations of the Packaging Business (ii) to facilitate the preparation by the Buyer or such affiliate of such tax returns as it may be required to file with respect to the operations of Borden Global Packaging, the making of any election relating to taxes or in connection with any audit, amended return, claim for refund or any suit or proceeding with respect thereto, (iii) the investigation, litigation and final disposition of any claims, suits or proceedings which may have been or may be made against the Buyer or such affiliate in connection with Borden Global Packaging, and (iv) the payment of any amount pursuant to Section 9.4 or in connection with any liabilities or obligations which have not been assumed by the Buyer under this Agreement. The Seller will not, and will cause its affiliates not to, dispose of, alter or destroy any such books, records and other data without giving thirty (30) days' prior notice to the Buyer to permit it, at its expense, to examine, duplicate or repossess such records, files, documents and correspondence.

    (d) the Seller further agrees to cooperate with the Buyer in the preparation for and prosecution of the defense of any audit, claim, action or cause of action arising out of or relating to any liability relating to the Packaging Business which acts arose by reason of acts or omissions occurring prior to the Closing and which has been assumed by the Buyer, including, without limitation, by making available evidence within the control of the Seller and persons needed as witnesses employed by the Seller, in each case as reasonably needed for such defense. The Buyer shall reimburse the Seller for its reasonable out-of-pocket costs relating to its cooperation under this subparagraph.

    8.2. FURTHER AGREEMENTS. The Seller authorizes and empowers the Buyer on and after the Closing Date to receive and open all mail received by the Buyer relating to the business of Borden Global Packaging or the Assets and to deal with the contents of such communications in any proper manner. The Seller shall, and shall cause the Subsidiary Asset Sellers to, promptly deliver to the Buyer any mail or other communication received by them after the Closing Date pertaining to the business of Borden Global Packaging or the Assets and any cash, checks or other instruments of payment to which the Buyer is entitled. The Buyer shall promptly deliver to the Seller any mail or other communication received by it after the Closing Date pertaining to the assets and liabilities described in Sections 1.3 and 1.7 hereof, and any cash, checks or other instruments of payment in respect thereof.

    8.3. ASSET RETURNS; FURTHER ASSURANCES. In the event that the Buyer receives any assets of the Seller that are not intended to be transferred pursuant to the terms of this Agreement, whether or not related to the Packaging Business, the Buyer agrees to promptly return such assets to the Seller at the Seller's expense. If, at any time after the Closing Date, the Buyer determines that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to transfer, vest, perfect or confirm of record or otherwise in its right, title or interest in, to or under any of the Subsidiary Stock or Assets acquired or to be acquired by the Buyer as a result of, or in connection with, the Stock and Asset Purchase or otherwise to carry out this Agreement, the officers of the Seller shall be authorized to execute and deliver, all such deeds, bills of sale, assignments and assurances and to take and do, in such names and on such behalves or otherwise, all such other actions and things as may be necessary or desirable to transfer, vest, perfect or confirm any and all right, title and interest in, to and under such Subsidiary Stock or Assets or otherwise to carry out the purposes of this Agreement. In the event that after the Closing Date the Seller receives with respect to the Packaging Business any amount of cash paid on an account receivable or as a result of a sale of Inventory included in the Closing Balance Sheet, the Seller shall promptly forward such amount to the Buyer.

9. MISCELLANEOUS

    9.1. PUBLIC ANNOUNCEMENTS. Prior to the Closing Date, no news release or other public announcement pertaining in any way to the transactions contemplated by this Agreement will be made by either party without the prior consent of the other party, unless based on the advice of counsel to such party such party determines that such release or announcement is required by law or any listing agreement with a securities exchange, in which case a copy of such release will be provided to the other party.

    9.2. EXPENSES. (a) Subject to the provisions of Section 9.2(b) and Section 9.3, whether or not the transactions contemplated by this Agreement are completed, each of the parties hereto shall pay the fees and expenses incurred by it in connection with the negotiation, preparation, execution and performance of this Agreement, including, without limitation, attorneys' fees and accountants' fees.

    (b) If (i) (x) the Board of Directors of the Buyer changes or modifies (in a manner adverse to the Seller) its recommendation set forth in Section 4.14(b) hereof, (y) the Buyer Stockholder Approval is not obtained prior to, or fails to remain effective through, January 31, 1997 (or, if earlier, the termination of this Agreement) and (z) the Seller is able prior to January 31, 1997, to satisfy the condition contained in Sections 5.2(a) hereof or (ii) the Stockholders Meeting shall not have occurred prior to January 31, 1997, then the Buyer shall pay to the Seller within three business days after the earlier of the termination of this Agreement and January 31, 1997, an amount, in cash, of $8,000,000.

    9.3. TRANSFER TAXES AND RECORDING EXPENSES. The Buyer, on the one hand, and the Seller and the Subsidiary Asset Sellers, on the other hand, agree to divide equally any payments required with respect to any and all U.S. or foreign transfer, documentary, sales, excise, stamp duties, motor vehicle, registration, value added or similar taxes and filing or recording expenses or fees, if any, required to be paid in connection with the transfer of the Assets (including any interest charge, penalty or addition to tax with respect thereto). The Buyer, on the one hand, and the Seller and the Subsidiary Asset Sellers, on the other hand, agree to pay to the other party to the extent that the other party pays in excess of one half of such taxes, expenses or fees.

    9.4. INDEMNIFICATION. (a) The Seller shall indemnify and hold the Buyer harmless against and in respect of (i) all obligations and liabilities of the Seller, whether accrued, absolute, fixed, contingent or otherwise, not expressly assumed by the Buyer pursuant to this Agreement or the Assumption Agreement;
(ii) any actual loss, liability, damage, cost, expense or amount paid in settlement (including reasonable attorneys' fees and other reasonable costs of defense) (but excluding any liability for taxes of any kind or interest or penalties thereon) (collectively, "DAMAGES") incurred or sustained by the Buyer as a result of any breach by the Seller of its covenants contained herein, other than that contained in Section 4.7(iii), which survive the Closing; and (iii) any actual Damages incurred or sustained by the Buyer as a result of any breach by the Seller of Section 4.7(iii) or of its representations and warranties contained in Section 3.1 hereof and made on the date hereof but not on the Closing Date, without regard to any exceptions for materiality contained in such representations and warranties; PROVIDED that (W) the Seller shall be required to indemnify the Buyer pursuant to this clause (iii) for such breaches only to the extent that the aggregate actual Damages (as adjusted pursuant to Section 9.4(e) of this Agreement) resulting from such breaches to the Buyer exceeds $5,750,000, (X) the Seller shall not be required to indemnify the Buyer pursuant to this clause (iii) in an aggregate amount in excess of $75,000,000, (Y) the Seller shall not be required to indemnify the Buyer pursuant to this clause
(iii) for any breach the Damages (as adjusted pursuant to Section 9.4(e) of this Agreement) arising from which, in any individual case, amount to $40,000 or less, and such Damages shall not be included in calculating the $5,750,000 threshold established in the preceding subclause (W), and (Z) any claim for indemnification under this clause (iii) must be made in writing with specificity to the Seller by the Buyer within two years of the Closing Date.

    (b) the Buyer shall indemnify and hold the Seller and the Subsidiary Asset Sellers harmless against and in respect of (i) all obligations and liabilities of the Seller and the Subsidiary Asset Sellers expressly assumed by the Buyer pursuant to this Agreement or the Assumption Agreement; (ii) any actual Damages incurred or sustained by the Seller or the Subsidiary Asset Sellers as a result of any breach by the Buyer of its covenants contained herein which survive the Closing; (iii) any actual Damages incurred or sustained by the Seller or any of the Subsidiary Asset Sellers as a result of any operations of the Borden Global Packaging business on or after the Closing Date; (iv) any actual Damages incurred or sustained by the Seller or any of the Subsidiary Asset Sellers as a result of any breach by the Buyer of its representations and warranties contained in Section 3.2 hereof and made on the date hereof but not on the Closing Date, without regard for any exceptions to materiality contained in such representations and warranties; PROVIDED that (W) the Buyer shall be required to indemnify the Seller pursuant to this clause (iv) for such breaches only to the extent that the aggregate actual Damages (as adjusted pursuant to Section 9.4(e) of this Agreement) resulting from such breaches to the Seller exceeds $5,750,000, (X) the Buyer shall not be required to indemnify the Seller pursuant to this clause (iv) in an aggregate amount in excess of $75,000,000, (Y) the Buyer shall not be required to indemnify the Seller pursuant to this clause (iv) for any breach the Damages (as adjusted pursuant to Section 9.4(e) of this Agreement) arising from which, in any individual case, amount to $40,000 or less, and such Damages shall not be included in calculating the $5,750,000 threshold established in the preceding subclause (W), and (Z) any claim for indemnification under this clause (iv) must be made in writing with specificity to the Buyer by the Seller within two years of the Closing Date; and (v) any and all taxes and expenses described in Section 9.3 of this Agreement.

    (c) With respect to third-party claims, all claims for indemnification by the Buyer or the Seller, as the case may be (an "INDEMNIFIED PARTY") hereunder shall be asserted and resolved as set forth in this Section 9.4(c). In the event that any written claim or demand for which the Buyer or the Seller, as the case may be (an "INDEMNIFYING PARTY"), would be liable to any Indemnified Party hereunder is asserted against or sought to be collected from any Indemnified Party by a third party, such Indemnified Party shall promptly notify the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim or demand) ( the "CLAIM NOTICE"). Failure to give prompt notice shall not affect the indemnification obligations hereunder in the absence of actual prejudice. The Indemnifying Party shall have 20 days from the personal delivery or mailing of the Claim Notice (the "Notice Period") to notify the Indemnified Party (a) whether or not the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such claim or demand and (b) whether or not it desires to defend the Indemnified Party against such claim or demand. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party; provided, however, that the amount of such costs and expenses that shall be a liability of the Indemnifying Party hereunder shall be subject to the limitations set forth in Sections 9.4(a) and 9.4(b) hereof. Except as hereinafter provided, in the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall have the right to defend the Indemnified Party with counsel reasonably satisfactory to the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense and the Indemnifying Party shall not be liable to such Indemnified Party under this
Section 9.4 for any fees of other counsel or any other expenses, in each case subsequently incurred by such Indemnified Party in connection with the defense thereof, other than reasonable costs of investigation and costs and expenses of legal counsel, if the Indemnified Party and the Indemnifying Party are both parties to the action and the indemnified party has been advised by counsel that there may be one or more defenses available to it and not available to the Indemnifying Party. If any Indemnified Party desires to participate in any such defense, it may do so at its sole cost and expense. The Indemnified Party shall not settle a claim or demand without the consent of the Indemnifying Party unless prior thereto or in connection therewith the Indemnified Party unconditionally releases the Indemnifying Party for any liability arising out of such claim or demand. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand on a basis which would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party or any subsidiary or affiliate thereof or if such settlement or compromise does not include an unconditional release of the Indemnified Party for any liability arising out of such claim or demand. If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand or, if the same be contested by the Indemnified Party, that portion thereof as to which such defense is unsuccessful (and the reasonable costs and expenses pertaining to such defense), shall be the liability of the Indemnifying Party hereunder, subject to the limitations set forth in Sections 9.4(a) and 9.4(b). The Buyer and the Seller shall each render to each other such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such claim or proceeding.

    (d) The indemnities provided in this Section 9.4 shall survive the Closing. The indemnity provided in this Section 9.4 shall be the sole and exclusive remedy of the Indemnified Party against the Indemnifying Party at law or equity for any matter covered by paragraphs (a) and (b).

    (e) The amount of any Damages for which indemnification is provided under this Section 9.4 shall be computed net of any insurance proceeds received by the Indemnified Party in connection with such Damages. If the amount with respect to which any claim is made under this Section 9.4 (an "INDEMNITY CLAIM") gives rise to a currently realizable Tax Benefit (as defined below) to the party making the claim, the indemnity payment shall be reduced by the amount of the Tax Benefit available to the party making the claim. To the extent such Indemnity Claim does not give rise to a currently realizable Tax Benefit, if the amount with respect to which any Indemnity Claim is made gives rise to a subsequently realized Tax Benefit to the party that made the claim, such party shall refund to the Indemnifying Party the amount of such Tax Benefit when, as and if realized. For the purposes of this Agreement, any subsequently realized Tax Benefit shall be treated as though it were a reduction in the amount of the initial Indemnity Claim, and the liabilities of the parties shall be redetermined as though both occurred at or prior to the time of the indemnity payment. For purposes of this
Section 9.4(e), a "Tax Benefit" means an amount by which the tax liability of the party (or group of corporations including the party) is reduced (including, without limitation, by deduction, reduction of income by virtue of increased tax basis or otherwise, entitlement to refund, credit or otherwise) plus any related interest received from the relevant taxing authority. Where a party has other losses, deductions, credits or items available to it, the Tax Benefit from any losses, deductions, credits or items relating to the Indemnity Claim shall be deemed to be realized proportionately with any other losses, deductions, credits or items. For the purposes of this Section 9.4(e), a Tax Benefit is "currently realizable" to the extent it can be reasonably anticipated that such Tax Benefit will be realized in the current taxable period or year or in any tax return with respect thereto (including through a carryback to a prior taxable period) or in any taxable period or year prior to the date of the Indemnity Claim. In the event that there should be a determination disallowing the Tax Benefit, the Indemnifying Party shall be liable to refund to the Indemnified Party the amount of any related reduction previously allowed or payments previously made to the Indemnifying Party pursuant to this Section 9.4(e). The amount of the refunded reduction or payment shall be deemed a payment under this Section 9.4 and thus shall be paid subject to any applicable reductions under this Section 9.4(e).

    (f) The parties agree that any indemnification payments that may be due from the Seller to the Buyer pursuant to Section 9.4(a) hereof may be paid at the option of Seller (i) in U.S. dollars in the amount of the Damages or (ii) in such number of shares of Buyer Common Stock held by Seller or its affiliates equal to the quotient obtained by dividing (a) the amount of Damages by (b) the average of the closing prices of the Buyer Common Stock on The Nasdaq National Market, as reported in THE WALL STREET JOURNAL, for the 20 trading days immediately preceding the second trading day prior to the date of payment thereof.

    (g) The parties agree that any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as an adjustment to the Purchase Price, unless otherwise required by applicable law. The Buyer agrees not to make any election under Section 338 of the Code unless the Seller consents to such election in writing.

    (h) Notwithstanding any of the foregoing, no Damages shall be due pursuant to this Section 9.4 for any matters covered by the post-Closing adjustment provisions of Section 2.4.

    (i) Notwithstanding anything to the contrary contained herein, neither party hereto nor any affiliate of either of them shall be liable for any consequential, punitive or special damages pursuant to this Agreement or any of the agreements contemplated hereby.

    9.5. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

        (a) If to the Seller:
          Borden, Inc.
          180 East Broad Street
          Columbus, Ohio 43215
          Attention: Richard L. de Ney
          with copies to:
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017
          Attention: David J. Sorkin, Esq.
          and
          Kohlberg Kravis Roberts & Co.
          9 West 57th Street
          New York, New York 10019
          Attention: Scott M. Stuart

        (b) If to the Buyer:
    AEP Industries Inc.
          125 Phillips Avenue
          South Hackensack, New Jersey 07606
          Attention: Paul M. Feeney, Executive Vice President with a copy to:
          Bachner, Tally, Polevoy & Misher LLP
          380 Madison Avenue
          New York, New York 10017
          Attention: Paul E. Gelbard, Esq.

or to such other address as either party shall have specified by notice in writing to the other party. All such notices, requests, demands and communications shall be deemed to have been received on the date of personal delivery or telecopy or on the third Business Day after the mailing thereof.

    9.6. ENTIRE AGREEMENT. This Agreement (including the Exhibits hereto and the Disclosure Schedules) together with the Stockholders Agreement and the Governance Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

    9.7. BINDING EFFECT; NO THIRD PARTY BENEFICIARIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

    9.8. BULK SALES LAW. The Buyer and the Seller each agree to waive compliance by the other with the provisions of the bulk sales law of any jurisdiction.

    9.9. ASSIGNABILITY. This Agreement shall not be assignable by the Seller without the prior written consent of the Buyer or by the Buyer without the prior written consent of the Seller.

    9.10. AMENDMENT; WAIVER. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants, or agreements contained herein, and in any documents delivered or to be delivered pursuant to this Agreement and in connection with the Closing hereunder. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

    9.11. SCHEDULES AND EXHIBITS. Any fact or item which is clearly disclosed on any Exhibit to this Agreement or in either Disclosure Schedule or in the Financial Information or Interim Financial Information in such a way as to make its relevance to a representation or representations made elsewhere in this Agreement or to the information called for by an Exhibit or Exhibits to this Agreement of either Disclosure Schedule readily apparent shall be deemed to be an exception to such representation or representations or to be disclosed on such Exhibit or Exhibits or Disclosure Schedule, as the case may be, notwithstanding the omission of a reference or cross-reference thereto. Any fact or item disclosed on any Exhibit hereto or either Disclosure Schedule shall not by reason only of such inclusion be deemed to be material and shall not be employed as a point of reference in determining any standard of materiality under this Agreement.

    9.12. OTHER COVENANTS. To the extent that any consents needed to assign to the Buyer any of the Assets have not been obtained on or prior to the Closing Date this Agreement shall not constitute an assignment or attempted assignment thereof if such assignment or attempted assignment would constitute a breach thereof. If any such consent shall not be obtained on or prior to the Closing Date, then (i) the Seller and the Buyer, if required under applicable law, shall use their reasonable efforts in good faith to obtain such consent as promptly as practicable thereafter and (ii) if in the reasonable judgment of the Buyer such consent may not be obtained, the parties shall use reasonable efforts in good faith to cooperate, and to cause each of their respective affiliates to cooperate, in any lawful arrangement designed to provide for the Buyer the benefits under any such Assets.

    9.13. SECTION HEADINGS; TABLE OF CONTENTS. The section headings contained in this Agreement and the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

    9.14. SEVERABILITY. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

    9.15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

    9.16. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflicts of laws principles thereof.

    9.17.  CERTAIN DEFINITIONS.  For purposes of this Agreement, the term:

        (a) "affiliate" of a person means a person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first mentioned person;

        (b) "person" means an individual, corporation, partnership, association, trust, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act); and

        (c) "subsidiary" or "subsidiaries" of the Buyer, the Seller or any other person means any corporation, partnership, joint venture or other legal entity of which the Buyer, the Seller or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holder of which is generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                          BORDEN, INC.

                                          By:       /s/ RICHARD L. DE NEY

                                          --------------------------------------
                                          Name:      Richard L. de Ney

                                          Title:  EXECUTIVE VICE PRESIDENT

                                          AEP INDUSTRIES INC.

                                          By:        /s/ PAUL M. FEENEY

                                          --------------------------------------
                                          Name:        Paul M. Feeney

                                          Title:  EXECUTIVE VICE PRESIDENT

                                                                         ANNEX B
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                              GOVERNANCE AGREEMENT

                                    BETWEEN

                                  BORDEN, INC.

                                      AND

                              AEP INDUSTRIES INC.

                                ---------------

                           DATED AS OF JUNE 20, 1996

                            ------------------------

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                              PAGE
                                                                                                            ---------
                                                      ARTICLE I
DEFINITIONS...............................................................................................        B-1
  SECTION 1.1.        Definitions.........................................................................        B-1

                                                     ARTICLE II
SUBSCRIPTION RIGHTS.......................................................................................        B-4
  SECTION 2.1.        Subscription Rights.................................................................        B-4

                                                     ARTICLE III
BUSINESS COMBINATIONS BETWEEN THE COMPANY AND BORDEN......................................................        B-4
  SECTION 3.1.        Purchases of Equity Securities......................................................        B-4
  SECTION 3.2.        Additional Limitations..............................................................        B-4

                                                     ARTICLE IV
CORPORATE GOVERNANCE......................................................................................        B-5
  SECTION 4.1.        Composition of the Board of Directors...............................................        B-5
  SECTION 4.2.        Solicitation and Voting of Shares...................................................        B-7
  SECTION 4.3.        Committees..........................................................................        B-7
  SECTION 4.4.        Super-Majority Directors' Approval Required for Certain Actions.....................        B-8
  SECTION 4.5.        Enforcement of this Agreement.......................................................        B-9
  SECTION 4.6.        Certificate of Incorporation and By-Laws............................................        B-9
  SECTION 4.7.        Board of Directors Meetings/Financial Information...................................        B-9
  SECTION 4.8.        Failure to Comply with this Article IV..............................................       B-10

                                                      ARTICLE V
TRANSFER OF COMMON STOCK..................................................................................       B-10
  SECTION 5.1.        Transfer of Common Stock............................................................       B-10

                                                     ARTICLE VI
REGISTRATION RIGHTS.......................................................................................       B-11
  SECTION 6.1.        Restrictive Legend..................................................................       B-11
  SECTION 6.2.        Notice of Proposed Transfer.........................................................       B-11
  SECTION 6.3.        Request for Registration............................................................       B-11
  SECTION 6.4.        Incidental Registration.............................................................       B-13
  SECTION 6.5.        Registration on Form S-3............................................................       B-14
  SECTION 6.6.        Obligations of the Company..........................................................       B-14
  SECTION 6.7.        Furnish Information.................................................................       B-17
  SECTION 6.8.        Expenses of Registration............................................................       B-17
  SECTION 6.9.        Underwriting Requirements...........................................................       B-17
  SECTION 6.10.       Rule 144 and Rule 144A Information..................................................       B-18
  SECTION 6.11.       Indemnification.....................................................................       B-18
  SECTION 6.12.       Lockup..............................................................................       B-20
  SECTION 6.13.       Transfer of Registration Rights.....................................................       B-20
  SECTION 6.14.       Selection of Counsel................................................................       B-21

                                                     ARTICLE VII
REPRESENTATIONS AND WARRANTIES............................................................................       B-21
  SECTION 7.1.        Representations of the Company......................................................       B-21
  SECTION 7.2.        Representations of Borden...........................................................       B-21

                                                                                                              PAGE
                                                                                                            ---------
                                                    ARTICLE VIII
MISCELLANEOUS.............................................................................................       B-22
  SECTION 8.1.        Notices.............................................................................       B-22
  SECTION 8.2.        Amendments; No Waivers..............................................................       B-23
  SECTION 8.3.        Severability........................................................................       B-23
  SECTION 8.4.        Entire Agreement; Assignment........................................................       B-23
  SECTION 8.5.        Parties in Interest.................................................................       B-24
  SECTION 8.6.        Specific Performance................................................................       B-24
  SECTION 8.7.        Governing Law.......................................................................       B-24
  SECTION 8.8.        Headings............................................................................       B-24
  SECTION 8.9.        Counterparts........................................................................       B-24
  SECTION 8.10.       Effectiveness; Termination..........................................................       B-24
  SECTION 8.11.       Waiver of Jury Trial................................................................       B-24

Exhibits

Exhibit A--Table of Composition of the Board of Directors
Exhibit B--Form of Amended and Restated Certificate of Incorporation Exhibit C--Form of Amended By-Laws

    GOVERNANCE AGREEMENT, dated as of June 20, 1996, between Borden, Inc., a New Jersey corporation ("BORDEN"), and AEP Industries Inc., a Delaware corporation (the "COMPANY").

    WHEREAS, concurrently herewith, Borden and the Company are entering into a Purchase Agreement of even date herewith (as amended from time to time, the "PURCHASE AGREEMENT"); and

    WHEREAS, the Boards of Directors of Borden and the Company have each determined to engage in the transactions contemplated by the Purchase Agreement, pursuant to which the Company will purchase from Borden and certain subsidiaries of Borden the stock and assets of Borden and certain subsidiaries of Borden relating to the business of the development, production, marketing, distribution and sale of flexible and rigid plastic packaging materials in North America, Europe, South Africa, Australia and Asia in consideration for a combination of cash and shares of Common Stock (as defined herein); and

    WHEREAS, Borden and the Company desire to establish in this Agreement certain terms and conditions concerning the corporate governance of the Company after the Closing Date (as defined in the Purchase Agreement) and certain terms and conditions concerning the acquisition and disposition of securities of the Company by Borden and its affiliates.

    NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements contained herein, Borden and the Company hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

    SECTION 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

        (a) "AFFILIATE" has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

        (b) "ASSOCIATE" has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

        (c) "BENEFICIAL OWNER" and to "BENEFICIALLY OWN" has the same meaning as in Rule 13d-3 promulgated under the Exchange Act.

        (d) "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        (e) "BORDEN AFFILIATE" means all persons controlled by Borden, any person controlling Borden and any person acting in concert with Borden or any person controlling Borden.

        (f) "BORDEN'S INTEREST" means the percentage of outstanding Common Stock that is controlled directly or indirectly by Borden and the Borden Affiliates.

        (g) "BUSINESS COMBINATION" means any one of the following transactions:

           (i) Any merger or consolidation of the Company or any Subsidiary of the Company with (A) Borden or (B) any corporation (other than the Company) which is, or after such merger or consolidation would be, an Affiliate or Associate of Borden;

           (ii) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Company (in one transaction or a series of transactions) to or with Borden or any Affiliate or Associate of Borden (other than the Company) of all or a Substantial Part of the assets of the Company or any Subsidiary thereof; or

          (iii) The adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of Borden or any Affiliate or Associate of Borden (other than the Company); or

           (iv) Any reclassification of securities (including any reverse stock split), recapitalization of the Company, or any merger or consolidation of the Company with any Subsidiary thereof or any other transaction to which the Company is a party (whether or not with or into or otherwise involving Borden or any Affiliate or Associate of Borden) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any Subsidiary thereof which is directly or indirectly owned by Borden or any Affiliate or Associate of Borden (other than the Company).

        (h) "COMMON STOCK" means the common stock, par value $.01 per share, of the Company.

        (i) "DIRECTOR" means a member of the Board of Directors.

        (j) "EQUITY SECURITY" means any (i) Common Stock, (ii) securities of the Company convertible into or exchangeable for Common Stock, and (iii) options, rights, warrants and similar securities issued by the Company to acquire Common Stock.

        (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder, as amended.

        (l) "FAIR MARKET VALUE" means: (i) in the case of a security, the average of the closing sale prices during the thirty day period immediately preceding the date in question of such security on the Composite Tape for New York Stock Exchange ("NYSE") listed stocks or, if such security is not quoted on the Composite Tape, on the NYSE or, if such security is not listed on the NYSE, on the principal United States securities exchange registered under the Exchange Act on which such security is listed or, if such Security is not listed on any such exchange, the average of the closing sale prices or the closing bid quotations of such security during the thirty day period preceding the date of determination on the Nasdaq National Market or any system then in use or, if no such quotations are available, the fair market value on the date in question of such security as determined by a majority of Independent Directors in good faith; and (ii) in the case of property other than cash or a security, the fair market value of such property on the date in question as determined by a majority of Independent Directors in good faith.

        (m) "HOLDER" shall mean any holder of Registrable Securities.

        (n) "INDEPENDENT DIRECTOR" means a director of the Company (i) who is not and has never been an officer or employee of the Company, any Affiliate or Associate of the Company or an entity that derived 10% or more of its revenues or earnings in its most recent fiscal year from transactions involving the Company or any Affiliate or Associate of the Company, (ii) who is not and has never been an officer, employee or director of Borden any Affiliate or Associate of Borden or an entity that derived more than 10% of its revenues or earnings in its most recent fiscal year from transactions involving Borden or any Affiliate or Associate of Borden, and (iii) who was on the Closing Date deemed to be, or on or after the Closing Date was designated as, an Independent Director in accordance with Section 4.1.

        (o) "INITIAL PERCENTAGE" means the percentage of outstanding Common Stock that Borden and the Borden Affiliates acquire from the Buyer on the Closing Date pursuant to the Purchase Agreement.

        (p) "INVESTOR DIRECTORS" means Directors who are designated for such position by Borden in accordance with Section 4.1.

        (q) "MANAGEMENT DIRECTORS" means, at the Closing Date, Directors who were deemed to be Management Directors in accordance with Section 4.1(b) and, after the Closing Date, Directors who are designated for such position by the then existing Management Directors in accordance with Section 4.1.

        (r) "NEW SECURITY" means any Equity Security issued by the Company for cash or cash equivalents; PROVIDED that "New Security" shall not include (i) securities issuable upon conversion of any convertible Equity Security, (ii) securities issuable upon exercise of any option, warrant or other similar Equity Security, (iii) securities issuable at any time to employees, directors or consultants of the Company, or any Subsidiary of the Company, pursuant to any employee stock offering, plan, or arrangement approved by the Board of Directors (or an appropriate committee thereof), including, without limitation, the 401(k) Savings and Employee Stock Ownership Plan (the "ESOP") and 1995 Employee Stock Purchase Plan (the "STOCK PURCHASE PLAN") of the Company, and (iv) securities issuable in connection with any stock split, stock dividend or recapitalization of the Company.

        (s) A "PERMITTED ACQUISITION TRANSACTION" means either (i) a tender or exchange offer for outstanding shares of Common Stock or (ii) a Business Combination that is conditioned upon approval by at least a majority of the Unaffiliated Stockholders, and which transaction, in the case of either clause (i) or (ii) above, satisfies each of the following conditions:

           (A) the Board of Directors receives an opinion from a nationally recognized independent investment banking firm selected by the Board of Directors other than Investor Directors that the price and other financial terms of the transaction are fair from a financial point of view to the Unaffiliated Stockholders; and

           (B) a majority of the Board of Directors (other than the Investor Directors) concludes that the price and other terms of the transaction are fair to and in the best interests of the Unaffiliated Stockholders and recommends that Unaffiliated Stockholders approve the transaction; or

        (iii) a merger following the consummation of a tender or exchange offer described in clause (i) above that offers the same consideration as such tender or exchange offer, whether or not such merger complies with paragraph
    (A) or (B) above.

        (t) "PRO RATA SHARE" means a fraction of an entire issuance of New Securities, the numerator of which shall be the number of shares of Common Stock owned by Borden immediately prior to such issuance of such New Securities and the denominator of which shall be the aggregate number of shares of Common Stock outstanding immediately prior to the issuance of such New Securities.

        (u) "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document.

        (v) "REGISTRABLE SECURITIES" shall mean (i) any Equity Security held by Borden that was issued to Borden by the Company pursuant to, or otherwise acquired by Borden in accordance with, the terms of this Agreement or the Purchase Agreement, (ii) any common stock issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, such Equity Security, and
    (iii) any common stock issued by way of a stock split of the Equity Security referred to in clauses (i) or (ii) above. For purposes of this Agreement, any Registrable Securities shall cease to be Registrable Securities when (w) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement, (x) such Registrable Securities shall have been distributed pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, (y) such Registrable Securities are sold by a person in a transaction in which the rights under the provisions of this Agreement are not assigned, or (z) such Registrable Securities shall cease to be outstanding.

        (w) "SEC" means the Securities and Exchange Commission.

        (x) "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations promulgated thereunder, as amended.

        (y) "STANDSTILL PERIOD" means a period of time commencing at the Closing Date and terminating on the three year anniversary of the Closing Date.

        (z) "SUBSIDIARY" has the same meaning as in Rule 12b-2 promulgated under the Exchange Act.

        (aa) A "SUBSTANTIAL PART" of the Company means more than 10% of the Fair Market Value of the total assets of the Company and its Subsidiaries as of the end of its most recent fiscal quarter ending prior to the time the determination is made.

        (bb) "UNAFFILIATED STOCKHOLDERS" means stockholders of the Company other than Borden or Borden Affiliates.

                                   ARTICLE II
                              SUBSCRIPTION RIGHTS

    SECTION 2.1. SUBSCRIPTION RIGHTS. So long as Borden has the right to designate at least two Investor Directors pursuant to Section 4.1(c), if the Board of Directors shall authorize the issuance of New Securities, then, prior to each such authorization of New Securities, the Company shall offer to Borden a Pro Rata Share of such New Securities. Any offer of New Securities made to Borden under this Section 2.1 shall be made by notice in writing (the "SUBSCRIPTION NOTICE") at least 20 days prior to the date on which the Company authorizes the issuance of such New Securities. The Subscription Notice shall set forth (i) the number of New Securities proposed to be issued to persons other than Borden and the terms of such New Securities, (ii) the consideration, if any, for which such New Securities are proposed to be issued and the terms of payment, (iii) the number of New Securities offered to Borden in compliance with the provisions of this Article II, and (iv) the proposed date of issuance of such New Securities. Not later than 20 days after receipt of the Subscription Notice, Borden shall notify the Company in writing whether it elects to purchase all or any portion of the New Securities offered to Borden pursuant to the Subscription Notice. If Borden shall elect to purchase any such New Securities, the New Securities which it shall have elected to purchase shall be issued and sold to Borden by the Company at the same time and on the same terms and conditions as the New Securities are issued and sold to third parties. If, for any reason, the issuance of New Securities to third parties is not consummated, Borden's right to its Pro Rata Share of such issuance shall lapse, subject to Borden's ongoing subscription right with respect to issuances of New Securities at later dates or times.

                                  ARTICLE III
              BUSINESS COMBINATIONS BETWEEN THE COMPANY AND BORDEN

    SECTION 3.1. PURCHASES OF EQUITY SECURITIES. (a) During the Standstill Period, Borden and the Borden Affiliates shall not, (i) directly or indirectly, purchase or otherwise acquire, or propose or offer to purchase or otherwise acquire, any Equity Securities whether by tender offer, market purchase, privately negotiated purchase, Business Combination or otherwise, if, immediately after such purchase or acquisition, Borden's Interest would equal or exceed the Initial Percentage or (ii) directly or indirectly propose or offer to enter into a Business Combination.

    (b) The prohibitions contained in Section 3.1(a) shall not apply (i) during any period in which Borden's Interest is less than 10%, (ii) to any Permitted Acquisition Transaction following (X) the commencement by any third party of (1) a bona fide tender or exchange offer to purchase in excess of 20% of the outstanding shares of Common Stock that the Board of Directors either recommends acceptance of, expresses no opinion and remains neutral toward or is unable to take a position with respect to, (2) a bona fide proposal to acquire all or substantially all of the assets of the Company that the Board of Directors is actively entertaining and the consummation of which would require approval by the Stockholders of the Company pursuant to Section 271 of the Delaware General Corporation Law or (3) a bona fide proposal to enter into any acquisition or other business combination transaction with the Company that the Board of Directors is actively entertaining, in the case of each of clauses (1)-(3), which shall not have been approved in advance by the Company or the Board of Directors, or (Y) the Company entering into (or announcing its intention to do so) a definitive agreement, or an agreement contemplating a definitive agreement, for any of the transactions described in clauses (1)--(3) above or
(iii) to any issuance of securities pursuant to Article II of this Agreement.

    SECTION 3.2. ADDITIONAL LIMITATIONS. During the Standstill Period, Borden and the Borden Affiliates shall not:

        (a) other than in connection with an election contest to which Rule 14a-11 under the Exchange Act applies initiated by a third party or as otherwise approved by a majority of the Board of Directors (other than the Investor Directors), make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the proxy rules of the SEC) or seek to advise, encourage or influence any person or entity with respect to the voting of any shares of capital stock of the Company, initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals or induce or attempt to induce any other individual, firm, corporation, partnership or other entity to initiate any stockholder proposal;

        (b) deposit any shares of Common Stock into a voting trust or subject any shares of Common Stock to any arrangement or agreement with respect to the voting of such securities or form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any shares of Common Stock; or

        (c) except in connection with a transaction permitted by Section 3.1(b) hereof, make any public announcement with respect to the transactions referred to in Section 3.1(a) hereof.

                                   ARTICLE IV
                              CORPORATE GOVERNANCE

    SECTION 4.1. COMPOSITION OF THE BOARD OF DIRECTORS. (a) Except as otherwise provided herein, the Board of Directors shall consist of ten Directors.

    (b) Prior to the Closing Date, the Company shall cause one of the six current Directors to resign his directorship. At the Closing Date, the Board of Directors shall consist of (i) the five Directors on the Board of Directors immediately prior to the Closing Date (of whom two shall be independent directors as required by the rules of the Nasdaq National Market System and who shall be deemed to be Independent Directors hereunder; the remaining three current Directors shall be deemed to be Management Directors), (ii) four Investor Directors designated by Borden, and (iii) one additional Independent Director to be chosen by mutual agreement between the Management Directors and Borden. In the event that Borden and the Management Directors cannot agree on the Independent Director specified in clause (iii) of the preceding sentence, then the Management Directors shall select an Independent Director to serve on the Board of Directors for the period from the Closing Date until the later of
(x) the date that is eighteen months thereafter or (y), if consented to by the Management Directors, the expiration of the term of such Independent Director (such eighteen month or longer period, the "Independent Director Term") from a list prepared by Borden of three potential candidates none of whom shall be or have been an employee, consultant or agent of Borden or any of the Borden Affiliates. Following the expiration of the Independent Director Term, in the event that Borden and the Management Directors cannot agree on the continuation of such individual as an Independent Director or a replacement for such Independent Director, then Borden shall select an Independent Director to serve on the Board of Directors for the following Independent Director Term from a list prepared by the Management Directors of three potential candidates none of whom shall be or have been an employee, consultant or agent of the Company or its Affiliates. The procedures set forth in the preceding two sentences with respect to the selection of an Independent Director by Borden and the Management Directors shall be followed, alternating between the procedures set forth in the two preceding sentences for each subsequent Independent Director Term, at all times during the term of this Agreement that Borden's Interest is 10% or greater. The Investor Directors and the Independent Director chosen pursuant to clause (iii) above shall be apportioned, to the extent possible, equally among the three classes of Directors.

    (c) At all times during the term of this Agreement that Borden's Interest is:

        (i) below 10% Borden shall have no right to designate any Directors, and the Management Directors shall have the right to designate eight Management Directors and two Independent Directors;

        (ii) 10% or above but less than 20%, Borden shall have the right to designate one Investor Director, and the Management Directors shall have the right to designate six Management Directors and two Independent Directors;

       (iii) 20% or above but less than 25%, Borden shall have the right to designate two Investor Directors and the Management Directors shall have the right to designate five Management Directors and two Independent Directors;

        (iv) 25% or above but less than 50%, Borden shall have the right to designate four Investor Directors and the Management Directors shall have the right to designate three Management Directors and two Independent Directors;

        (v) in the event that a Permitted Acquisition Transaction or other transaction permitted by this Agreement results in Borden's Interest being equal to or exceeding 50%, Borden shall have the right to designate five Investor Directors and one Independent Director and the Management Directors shall have the right to designate two Management Directors and one Independent Director; and

        (vi) 10% or above, Borden and the Management Directors shall select, by mutual agreement, one Independent Director pursuant to the procedure set forth in Section 4.1(b) hereof.

    (d) Notwithstanding the foregoing, Borden and the Company hereby agree that the number of directorships on the Board of Directors may be increased or decreased from time to time as the parties may mutually agree; provided, however, that (i) there shall at all times be an even number of Directors, (ii) the number of Directors shall not be fewer than eight or greater than twelve, and (iii) at all times that Borden's Interest is 10% or above, one Director shall be chosen pursuant to clause (vi) of subsection 4.1(c). In the event that Borden and the Company agree to increase or decrease the number of directorships on the Board of Directors in accordance with the foregoing, the composition of the Board will be as set forth on Exhibit A hereto, based upon Borden's Interest at all times during the term of this Agreement.

    (e) In the event that Borden's Interest is such that there are more Investor Directors, Independent Directors or Management Directors on the Board of Directors than Borden or the Management Directors, as the case may be, has the right to designate pursuant to Section 4.1(c) or 4.1(d), as the case may be, Borden or the Management Directors, as the case may be, shall promptly cause to resign, and take all other action reasonably necessary to cause the prompt removal of, that number of Investor Directors, Independent Directors or Management Directors, as the case may be, as required to make the remaining number of Investor Directors, Independent Directors and Management Directors in conformity with the provisions of Section 4.1(c) or 4.1(d), as the case may be. Each of Borden and the Management Directors shall have the right to designate, in accordance with Section 4.1(c) or 4.1(d), as the case may be, replacement Directors for the Investor Directors, Independent Directors or Management Directors, as the case may be, removed or whose resignation shall have been obtained by the other party pursuant to this paragraph.

    (f) Subject to Section 4.1(e), Borden and the Management Directors, respectively, shall have the right to designate any replacement for a director designated in accordance with Section 4.1 by Borden or the Management Directors, respectively, at the termination of such director's term or upon death, resignation, retirement, disqualification, removal from office or other cause. The Board of Directors shall elect each person so designated upon nomination by the Nominating Committee.

    (g) No individual who is an officer, director, partner or principal stockholder of any competitor of the Company or any of its Subsidiaries (other than Borden and its Affiliates) shall serve as a Director.

    (h) Each person designated as a nominee for Director pursuant to this
Section 4.1 shall be nominated for such position by the Nominating Committee unless the Nominating Committee, in the execution of its fiduciary duties, shall reasonably determine such designee is not qualified to serve on the Board of Directors. If the Nominating Committee shall reasonably determine that such designee is not so qualified, the designating person shall have the opportunity to specify one or more additional designees who shall become nominees subject to the qualification set forth in the immediately preceding sentence.

    SECTION 4.2. SOLICITATION AND VOTING OF SHARES. (a) The Company shall use its best efforts to solicit from the stockholders of the Company eligible to vote for the election of Directors proxies in favor of the nominees designated in accordance with Section 4.1.

    (b) In any election of Directors or any meeting of the stockholders of the Company called expressly for the removal of Directors, Borden and its Affiliates will vote their shares of Common Stock for all nominees in proportion to the votes cast by the other holders of shares of Common Stock; provided that Borden and its Affiliates may cast any or all of their votes, in their sole discretion,
(i) in favor of any nominee designated by Borden pursuant to Section 4.1 and
(ii) in connection with any election contest to which Rule 14a-11 under the Exchange Act applies. Subject to Section 4.8, in all other matters submitted to a vote of the Company stockholders, Borden may vote any or all of its shares in its sole discretion.

    SECTION 4.3. COMMITTEES. (a) Subject to the general oversight and authority of the full Board of Directors, the Board of Directors shall establish, empower and maintain the committees of the Board of Directors contemplated by this Section 4.3.

    (b) The following committees shall be established, empowered and maintained by the Board of Directors at all times during the term of this Agreement that Borden's Interest is 15% or greater:

        (i) an Audit Committee, consisting solely of Independent Directors;

        (ii) a Nominating Committee, responsible, among other things, for the nomination, subject to Section 4.1(h), of Directors and the solicitation of stockholder proxies, and consisting solely of an equal number of Investor Directors and Management Directors;

       (iii) a Compensation Committee, responsible, among other things, for recommending to the Board of Directors, for approval by a majority of the Board of Directors or such other percentage of the Directors as provided in
    Section 4.4, the adoption and amendment of all employee benefit plans and arrangements and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers of the Company, and consisting of an equal number of Investor Directors, Management Directors and Independent Directors;

        (iv) a Stock Option Committee, responsible, among other things, for (A) recommending to the Board of Directors, for approval by a majority of the Board of Directors or such other percentage of Directors as provided in
    Section 4.4, the adoption and amendment of all stock option plans of the Company and (B) for the administration of such plans including grants of options thereunder, and, at all times during the term of this Agreement that Borden's Interest is (x) 25% or greater, consisting solely of an equal number of Independent Directors and Investor Directors who constitute disinterested persons (as such term is defined in Rule 16b-3(d) under the Exchange Act) and (y) 15% or greater but less than 25%, consisting solely of two (2) Independent Directors and one (1) Investor Director who constitutes a disinterested person; and

        (v) such other committees as the Board of Directors deems necessary or desirable; PROVIDED that such committees are established in accordance with the terms of this Agreement.

    (c) No action by any committee of the Board shall be valid unless taken at a meeting for which adequate notice has been duly given or waived by the members of such committee. Such notice shall include a description of the general nature of the business to be transacted at the meeting and no other business may be transacted at each meeting. Any committee member unable to participate in person at any meeting shall be given the opportunity to participate by telephone. Any Investor Director serving on any committee may designate as his alternate another Investor Director, provided that such alternate, in the case of the Stock Option Committee, is deemed to be a disinterested person (as such term is defined in Rule 16b-3(d) under the Exchange Act). Each of the committees established by the Board of Directors pursuant to this Section 4.3 shall establish such other rules and procedures for its operation and governance as it shall see fit and may seek such consultation and advice as to matters within its purview as it shall require.

    (d) Prior to the Closing Date, the Board of Directors shall abolish the Executive Committee of the Board of Directors and no Executive Committee shall be maintained at any time that Borden's Interest is 15% or greater.

    SECTION 4.4. SUPER-MAJORITY DIRECTORS' APPROVAL REQUIRED FOR CERTAIN ACTIONS. The approval of that number of Directors that represents 66 2/3% of the total number of Directors, rounded up to the nearest whole number shall be required for the Board of Directors to approve and authorize any of the following; PROVIDED that so long as Borden's Interest is 25% or greater, the approval of at least one of the Investor Directors shall be required to take any action pursuant to this Section 4.4:

        (a) the entry by the Company or any of its Subsidiaries into any merger or consolidation or the acquisition by the Company or any of its Subsidiaries of any business or assets that would constitute a Substantial Part of the business or assets of the Company, whether such acquisition be by merger or consolidation or the purchase or sale of stock or assets or otherwise;

        (b) the sale, lease, pledge, grant of security interest in, license, transfer or other disposal by the Company or any of its Subsidiaries of all or a Substantial Part of the business or assets of the Company;

        (c) the issuance of any debt or Equity Securities or other capital stock of the Company or any debt or equity securities or other capital stock of any of its Subsidiaries, except (i) to a wholly owned Subsidiary of the Company or to the Company, as the case may be, and (ii) the issuance of shares of capital stock of the Company or options to purchase such shares pursuant to any employee compensation plan in existence at the Closing Date, including, without limitation, the ESOP, the Stock Purchase Plan and the Company's stock option plans, or approved by the Stock Option Committee, the Compensation Committee and the Board of Directors pursuant to this Section 4.4;

        (d) a reclassification, combination, split, subdivision or redemption, purchase or other acquisition, directly or indirectly, of any of the debt or equity securities or other capital stock of the Company or any of its Subsidiaries;

        (e) any amendment to the Certificate of Incorporation or By-Laws of the Company or any change in the size or composition of the Board of Directors of the Company or committee thereof except in accordance with this Agreement;

        (f) the establishment of any committee of the Board of Directors other than as provided in Section 4.3(b)(i) through (iv);

        (g) any significant change in accounting policies or procedures of the Company or any of its Subsidiaries unless required under generally accepted accounting principles;

        (h) the payment, discharge or satisfaction of any claim, liability or obligation (absolute, accrued, asserted or unasserted, contingent or otherwise) other than (i) in the ordinary course of business and consistent with past practice or (ii) incurred other than in the ordinary course of business where such claim, liability or obligation does not exceed $5,000,000;

        (i) the commencement or termination of any suit, litigation or proceeding that involves a claim, liability or obligation in excess of $5,000,000 or the outcome of which could be material to the business or assets of the Company and its Subsidiaries, taken as a whole;

        (j) any (i) incurrence of indebtedness for borrowed money (excluding borrowings under existing revolving credit facilities for purposes approved pursuant to this Section 4.4 to the extent herein required) or (ii) capital expenditure by the Company or any of its Subsidiaries that (x) in the case of (i) or (ii), if specifically contemplated by the Annual Operating Plans (as defined below), is greater than $2,500,000 and (y) in the case of (i) or
    (ii), if not specifically contemplated by the Annual Operating Plans, is greater than $1,000,000;

        (k) the institution by the Company or any of its Subsidiaries of any shareholder rights plan or similar plan or device;

        (l) the dissolution of the Company; the adoption of a plan of liquidation of the Company; any action by the Company or any Significant Subsidiary (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) thereof to commence any suit, case, proceeding or other action
    (A) under any existing or future law of any jurisdiction relating to bankruptcy, insolvency, reorganization or relief of debtors seeking to have an order for relief entered with respect to the Company or any Significant Subsidiary thereof, or seeking to adjudicate the Company or any Significant Subsidiary thereof a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to the Company or any Significant Subsidiary thereof, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for the Company or any Significant Subsidiary thereof, or for all or any Substantial Part of the assets of the Company or any Significant Subsidiary thereof, or making a general assignment for the benefit of the creditors of the Company or any Significant Subsidiary thereof;

        (m) the employment of the chief executive officer, chief operating officer or chief financial officer of the Company (each a "SENIOR OFFICER");

        (n) annual operating plans for the Company and its Subsidiaries, which shall include all material capital expenditures and borrowing plans applicable to the year in question (the "ANNUAL OPERATING PLANS"); and

        (o) the adoption or amendment of any employee benefit or compensation plan or arrangements or the engagement of, terms of any employment agreements or arrangements with, or termination of, all executive officers of the Company.

    SECTION 4.5. ENFORCEMENT OF THIS AGREEMENT. The approval of a majority of the Board of Directors or a majority of the Independent Directors shall be all that is required for the Company to seek to enforce the terms of this Agreement.

    SECTION 4.6. CERTIFICATE OF INCORPORATION AND BY-LAWS. The Company and Borden shall take or cause to be taken all lawful action necessary to ensure at all times that the Company's Certificate of Incorporation and By-Laws are not, at any time, inconsistent with the provisions of this Agreement. In furtherance of the foregoing, at its first annual stockholders meeting following the Closing Date, the Company agrees to submit to its stockholders, at a duly held meeting of stockholders or pursuant to a written consent of stockholders, certain amendments to the Company's Certificate of Incorporation and By-Laws substantially in the Form of Exhibits B and C hereto.

    SECTION 4.7. BOARD OF DIRECTORS MEETINGS/FINANCIAL INFORMATION. The Board of Directors shall meet at least quarterly at all times during the term of this Agreement that Borden's Interest is 10% or greater. In addition to the foregoing, from the Closing Date to the one year anniversary thereof, the Board of Directors shall meet a minimum of nine (9) times and following the one year anniversary of the Closing Date the Board of Directors shall meet as frequently as mutually agreed upon by the Management

Directors and Borden. At all times during the term of this Agreement that Borden's Interest is 10% or greater the Company shall provide the Directors as soon as available after the end of each calendar month, copies of the unaudited interim financial statements of the Company and its consolidated Subsidiaries as at the end of such month or fiscal quarter, as the case may be, in each case in a form customarily distributed to executives of the Company.

    SECTION 4.8. FAILURE TO COMPLY WITH THIS ARTICLE IV. In addition to any other remedy at law or in equity Borden may have, in the event that any action is taken or omitted to be taken in violation of this Article IV which results in the failure to nominate or solicit proxies for the election of the Investor Directors or the failure to elect Investor Directors, in each case as set forth herein, the taking of any action specified in Section 4.4(a), (b) or (e) (to the extent, with respect to Section 4.4(e), that such action amends Exhibit A or B hereto) without the required approvals specified therein, the establishment or maintenance of any committee of the Board of Directors in violation of Section
4.3 hereof or the failure to comply with Sections 4.1(d) and 4.1(e) hereof, the provisions of Articles III and V hereof shall as of the date of such occurrence or omission be of no further force or effect.

                                   ARTICLE V
                            TRANSFER OF COMMON STOCK

    SECTION 5.1. TRANSFER OF COMMON STOCK. (a) During the Standstill Period, Borden will not, and will not permit any Borden Affiliate to, directly or indirectly sell, transfer or otherwise dispose of any shares of Common Stock, except (i) pursuant to a registered underwritten public offering in accordance with Article VI, (ii) to the extent applicable, in accordance with the volume and manner of sale limitations of Rule 144 promulgated under the Securities Act,
(iii) pursuant to an applicable exemption from the registration requirements of the Securities Act or (iv) to a Borden Affiliate (or any partner of a Borden Affiliate). Notwithstanding the foregoing, with respect to any transfer or disposition of shares of Common Stock pursuant to clause (iii) above, (x) Borden will not, and will not permit any Borden Affiliate to, directly or indirectly, in one or more transactions or series of transactions, sell, transfer or otherwise dispose of an aggregate number of shares of Common Stock in excess of 5% of the then outstanding shares of Common Stock to any one person or group (as defined in Section 13(d)(3) of the Exchange Act) and (y) Borden will not, and will not permit any Borden Affiliate to, directly or indirectly, in one or more transactions or series of transactions, sell, transfer or otherwise dispose of in excess of 1% of the then outstanding shares of Common Stock pursuant to clause (iii) above, to any person or entity (A) who is not an "insurance company", an "investment company", a "small business investment company", a "plan", an "employee benefit plan" or a "bank" (as such terms are used in Rule 144A(a)(1)(i)(A) through (E) and (vi) promulgated under the Securities Act) and
(B) who, prior to an acquisition pursuant to clause (iii) above, has a Schedule 13D (and not a Schedule 13G) on file with the SEC with respect to the Common Stock.

    (b) During the Standstill Period, Borden shall not sell, transfer or otherwise dispose of any of the capital stock of any Subsidiary of Borden that owns shares of Common Stock, except to an Affiliate of Borden or as otherwise permitted pursuant to clause (a) of this Section 5.1.

    (c) Proposed transfers of shares of Common Stock that are not in compliance with this Article V shall be of no force or effect and the Company shall not be required to register any such transfer.

                                   ARTICLE VI
                              REGISTRATION RIGHTS

    SECTION 6.1. RESTRICTIVE LEGEND. Each certificate representing Registrable Securities shall, except as otherwise provided in this Section 6.1 or in Section 6.2, be stamped or otherwise imprinted with a legend substantially in the following form:

        "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that Simpson Thacher & Bartlett shall be satisfactory) the securities being sold thereby may be publicly sold without registration under the Securities Act.

    SECTION 6.2. NOTICE OF PROPOSED TRANSFER. Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 6.3, 6.4 or 6.5), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company (it being agreed that Simpson Thacher & Bartlett shall be satisfactory) to the effect that the proposed transfer does not violate the terms of this Agreement and that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such security shall be entitled to transfer such security in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion of counsel shall be required for a transfer to a Borden Affiliate. Each certificate for Registrable Securities transferred as above provided shall bear the legend set forth in Section 6.1, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 or Rule 144A (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an Affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 6.2 shall not apply to securities that are not required to bear the legend prescribed by
Section 6.1 in accordance with the provisions of that Section.

    SECTION 6.3. REQUEST FOR REGISTRATION. (a) At any time, and from time to time, on and after the Closing Date, the Holders of at least 25% of the then Registrable Securities (the "INITIATING HOLDERS") may request in a written notice that the Company file a registration statement under the Securities Act (or a similar document pursuant to any other statute then in effect corresponding to the Securities Act) covering the registration of any or all Registrable Securities held by such Initiating Holders in the manner specified in such notice. Following receipt of any notice under this Section 6.3 the Company shall (x) within ten days notify all other Holders of such request in writing and (y) thereupon will, as expeditiously as possible, use its best efforts to cause to be registered under the Securities Act all Registrable Securities that the Initiating Holders and such other Holders have, within ten days after the Company has given such notice, requested be registered in accordance with the manner of disposition specified in such notice by the Initiating Holders; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained herein, the Company shall not be required to have any such registration statement be declared effective by the SEC prior to the six month anniversary of the Closing Date.

    (b) If the Initiating Holders intend to have the Registrable Securities distributed by means of an underwritten offering, the Company shall include such information in the written notice referred to in clause (x) of Section 6.3(a) above. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwritten offering and the inclusion of such Holder's Registrable Securities in the underwritten offering (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided below. All Holders proposing to distribute Registrable Securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters. Such underwriter or underwriters shall be selected by a majority in interest of the Initiating Holders and shall be approved by the Company, which approval shall not be unreasonably withheld. No Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, the Registrable Securities of such Holder and such Holder's intended method of distribution and any other representations required by law or reasonably required by the underwriter. If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw all its Registrable Securities by written notice to the Company, the managing underwriter and the Initiating Holders. The securities so withdrawn also shall be withdrawn from registration.

    (c) Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to effect a registration pursuant to this Section
6.3 during the period starting with the date of filing by the Company of, and ending on a date 180 days following the effective date of, (i) any registration statement requested under this Section 6.3(a) or Section 6.5 or (ii) a registration statement pertaining to a public offering of securities for the account of the Company or on behalf of the selling stockholders under any other registration rights agreement, in each case which the Holders have been entitled to join pursuant to Section 6.4; PROVIDED that (x) the Company shall actively employ in good faith all reasonable efforts to cause any such registration statement referred to in clause (i) or (ii) above to become effective as soon as possible and (y) with respect to any such registration statement involving an underwritten offering, the 180 day period referred to above may be reduced or waived in the discretion of the managing underwriter for such offering.

    (d) A registration requested pursuant to this section 6.3 shall not be deemed to have been effected pursuant this Section 6.3 for purposes of Section
6.8 unless (i) it has been declared effective by the Commission, (ii) it has remained effective for the period set forth in Section 6.6(a), and (iii) the offering of Registrable Securities pursuant to such registration is not subject to any stop order, injunction or other order or requirement of the Commission (other than any such stop order, injunction, or other requirement of the Commission prompted by any act or omission of Holders of Registrable Securities).

    (e) Subject to the following sentence, if a requested registration pursuant to this Section 6.3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number that can be sold in such offering at a price reasonably related to the then current market value of such securities, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, may be sold at a price reasonably related to the then current market value of such securities, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares hereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, may be sold at a price reasonably related to the then current market value of such securities, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the managing underwriter, may be sold at a price reasonably related to the then current market value of such securities. The Company will not include in any requested registration pursuant to this Section 6.3 any securities which are not Registrable Securities (other than securities of the Company) without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration.

    (f) If the Board of Directors of the Company, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued due to a valid need not to disclose confidential information or because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other transaction involving the Company (collectively, a "VALID BUSINESS REASON"), the Company may postpone filing a registration statement relating to a request for registration under this Section
6.3 until such Valid Business Reason no longer exists, but in no event for more than three months from the date of the notice referred to below, and, in case any such registration statement has been filed the Company may, with respect to a registration effected pursuant to this Section 6.3, cause such registration statement to be withdrawn and its effectiveness terminated or may, with respect to a registration effected pursuant to this Section 6.3 or Section 6.5, postpone amending or supplementing such registration statement; and the Company shall give written notice (a "DELAY NOTICE") of its determination to postpone or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof. Upon the request of any holder of Registrable Securities included or to be included in any such registration statement, the Company will disclose to such holder the nature of such Valid Business Reason in reasonable detail; PROVIDED, that such holder executes a confidentiality agreement reasonably satisfactory to the Company; PROVIDED, FURTHER, that any such confidentiality agreement shall terminate upon the public disclosure of such Valid Business Reason. Notwithstanding the foregoing provisions of this subparagraph (f), no registration statement filed and subsequently withdrawn by reason of any existing or anticipated Valid Business Reason as hereinabove provided shall count as one of the four registration statements effected pursuant to this Section 6.3 or Section 6.5 for purposes of Section 6.8 and the Company shall be entitled to serve only one Delay Notice (i) within any period of 270 consecutive days, if such Delay Notice relates to a request under Section 6.3(a) (or 180 consecutive days, if such Delay Notice relates to a request under Section 6.5) or (ii) with respect to any two consecutive registrations requested pursuant to this Section 6.3 or Section 6.5.

    SECTION 6.4. INCIDENTAL REGISTRATION. Subject to Section 6.9, if at any time the Company determines that it shall file a registration statement under the Securities Act (other than a registration statement on a Form S-4 or S-8 or any successor or similar forms) on any form that also would permit the registration of the Registrable Securities and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its Common Stock to be sold for cash, the Company shall each such time promptly give each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than thirty days from the date of such notice, and advising each Holder of its right to have Registrable Securities included in such registration. Upon the written request of any Holder received by the Company no later than fifteen days after the date of the Company's notice, the Company shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has so requested to be registered; PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any Holder to request such registration to be effected as a registration under Section 6.3. If, in the written opinion of the managing underwriter (or, in the case of a non-underwritten offering, in the written opinion of the Company), the total amount of such securities to be so registered, including such Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed at a price reasonably related to the then current market value of such securities, then the Company shall include in such registration (i) first, all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising rights similar to those granted in Section 6.3(a) and without having the adverse effect referred to above, and (ii) second, to the extent that the number of securities which the Company proposes to sell for its own account pursuant to this Section 6.4 or is required to register on behalf of any third party exercising rights similar to those granted in Section 6.3(a) is less than the number of equity securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Registrable Securities requested to be included in such registration by the Holders pursuant to this Section 6.4 and all shares of Common Stock requested to be included by third parties exercising the rights similar to those granted in this Section 6.4; PROVIDED that if the number of Registrable Securities and other shares of Common Stock requested to be included in such registration by the Holders pursuant to this Section 6.4 and third parties exercising rights similar to those granted in this Section 6.4, together with the number of securities to be included in such registration pursuant to clause (i) of this Section 6.4, exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Registerable Securities requested to be included in such registration by the Holders pursuant to this Section 6.4 shall be limited to such extent and shall be allocated PRO RATA among all such requesting Holders and third parties exercising rights similar to those granted in this Section 6.4 on the basis of the relative number of Registrable Securities each such Holder has requested to be included in such registration and the number of shares of Common Stock requested to be included in such registration by such third parties.

    SECTION 6.5. REGISTRATION ON FORM S-3. If at any time (a) any Holder requests in writing that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Registrable Securities held by such requesting Holder and (b) the Company is a registrant entitled to use Form S-3 or any successor thereto, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such request, including, without limitation, pursuant to Rule 415 under the Securities Act, the Registrable Securities specified in such request. Whenever the Company is required by this Section 6.5 to use its best efforts to effect the registration of Registrable Securities, each of the limitations, procedures and requirements of Section 6.3(b), (c), (e) and (f) (including but not limited to the requirement that the Company notify all Holders from whom a request has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration.

    SECTION 6.6.  OBLIGATIONS OF THE COMPANY.  Whenever required under Section
6.3 or Section 6.5 to use its best efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as possible:

        (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby determined as provided hereafter;

        (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to the Holders of the Registrable Securities copies of any such amendments and supplements prior to their being used or filed with the Commission;

        (c) furnish to the Holders such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto in conformity with the requirements of the Securities Act) and such other documents and information as they may reasonably request and make available for inspection by the parties referred to in Section 6.6(d) below such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act;

        (d) provide (i) the Holders of the Registrable Securities to be included in such registration statement, (ii) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (iii) the sales or placement agent, if any, therefor, (iv) counsel for such underwriters or agent, and (v) not more than one counsel for all the Holders of such Registrable Securities the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

        (e) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as shall be reasonably appropriate for the distribution of the Registrable Securities covered by the registration statement; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (e) be obligated to do so; and PROVIDED FURTHER that the Company shall not be required to qualify such Registrable Securities in any jurisdiction in which the securities regulatory authority requires that any Holder submit its Registrable Securities to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Securities in such jurisdiction unless such Holder agrees to do so;

        (f) promptly notify the selling Holders of Registrable Securities, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (i) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any comments by the Commission or by any Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, (iv) if at any time the representations and warranties of the Company contained in any underwriting agreement or other customary agreement cease to be true and correct in all material respects or (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

        (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

        (h) promptly notify each Holder for whom such Registrable Securities are covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make, in light of the circumstances under which they were made, the statements therein not misleading;

        (i) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to Section 6.3 or Section 6.5, if the method of distribution is by means of an underwriting, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request, as to such matters as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction; and (2) letters dated such date and the date the offering is priced from the independent certified public accountants of the Company, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to the Holders making such request and, if such accountants refuse to deliver such letters to such Holders, then to the Company (i) stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (ii) covering such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letters) with respect to the registration in respect of which such letter is being given as such underwriters or the Holders holding a majority of the Registrable Securities included in such registration, as the case may be, may reasonably request and as would be customary in such a transaction;

        (j) enter into customary agreements (including if the method of distribution is by means of an underwriting, an underwriting agreement in customary form, including, without limitation, customary indemnification provisions consistent with Section 6.11) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities to be so included in the registration statement;

        (k) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect registration or the offering or sale in connection therewith or to enable the selling Holder or Holders to offer, or to consummate the disposition of, their Registrable Securities;

        (l) cooperate with the Holders of the Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

        (m) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first full month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

        (n) use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed or quoted; and

        (o) use its best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

For purposes of Sections 6.6(a) and 6.6(b), and with respect to (i) registration required pursuant to Section 6.3, (A) the period of distribution of Registrable Securities in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it and (B) the period of distribution of Registrable Securities in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and nine months after the effective date thereof and (ii) registrations required pursuant to Section 6.5, the period of distribution of Registrable Securities in any registration (firm commitment underwritten or otherwise) shall be deemed to extend until the earlier of the sale of all Registrable Securities covered thereby and two years after the effective date thereof.

    Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (h) of this Section 6.6, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (h) of this
Section 6.6, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; PROVIDED, HOWEVER, that any period of time during which a Holder must discontinue disposition of Registrable Securities shall not be included in the determination of a period of distribution for purposes of Section 6.6(a) and 6.6(b).

    SECTION 6.7. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

    SECTION 6.8. EXPENSES OF REGISTRATION. All expenses incurred in connection with (i) each registration or attempted registration pursuant to Section 6.4,
(ii) the first four registrations effected pursuant to Section 6.3 or 6.5 and
(iii) any attempted registration (or partial registration deemed not to have been effected pursuant to Section 6.3 or 6.5 by operation of Sections 6.3(d) or
(e)) occurring prior to the fourth registration effected pursuant to Section 6.3 or 6.5 of this Agreement, excluding underwriters' discounts and commissions and excluding the fees and disbursements of counsel selected pursuant to Section
6.14 hereof by the Holders of the Registrable Securities being registered to represent such Holders in connection with each such registration, but including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. (the "NASD") or listing fees, all fees and expenses of complying with state securities or blue sky laws, fees and disbursements of counsel for the Company, any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration and other reasonable out-of-pocket expenses of Holders, shall be paid by the Company. The foregoing provisions with respect to expenses shall in no way limit the rights of the Holders to request registration pursuant to Sections 6.3 and 6.5 or the number of registrations which may be requested thereunder.

    SECTION 6.9. UNDERWRITING REQUIREMENTS. In connection with any underwritten offering, the Company shall not be required under Section 6.4 to include Registrable Securities in such underwritten offering unless the Holders of such Registrable Securities accept the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company.

    SECTION 6.10. RULE 144 AND RULE 144A INFORMATION. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, at all times, the Company agrees to:

        (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

        (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

       (iii) furnish to each Holder of Registrable Securities forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Registrable Securities without registration.

    SECTION 6.11. INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under this Agreement:

        (a) The Company shall indemnify and hold harmless each Holder, such Holder's directors and officers, and each person, if any, who controls such Holder or participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or proceedings in respect thereof) arise out of or are based on any untrue or alleged untrue statement of a material fact contained in such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); PROVIDED FURTHER that the Company shall not be liable to any Holder, such Holder's directors and officers or controlling person in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, such Holder's directors and officers or controlling person; PROVIDED, FURTHER, that as to any preliminary prospectus or any final prospectus this indemnity agreement shall not inure to the benefit of any Holder, such Holder's directors and officers or controlling persons on account of any losses, claims, damages or liability arising from the sale of Common Stock to any person by such Holder if such Holder or its representatives failed to send or give a copy of the final prospectus or a prospectus supplement, as the case may be (excluding documents incorporated by reference therein), as the same may be amended or supplemented, to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus or final prospectus was corrected in the final prospectus or such prospectus supplement, as the case may be (excluding documents incorporated by reference therein), unless such failure resulted from non-compliance by the Company with Section 6.6(c). Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such Holder, such Holder's directors and officers, participating person or controlling person, and shall survive the transfer of such securities by such Holder.

        (b) Each Holder requesting or joining in a registration severally and not jointly shall indemnify and hold harmless the Company, each of its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders but only with reference to written information relating to such Holder furnished to the Company expressly for use in connection with such registration; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and PROVIDED FURTHER that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense that is equal to the proportion that the net proceeds from the sale of the shares sold by such Holder under such registration statement bears to the total net proceeds from the sale of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement.

        (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Holders, in the case of parties indemnified pursuant to the second preceding paragraph, and by the Company, in the case of parties indemnified pursuant to the first preceding paragraph. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        (d) If the indemnification provided for in the first or second paragraph of this Section 6.11 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.11(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.11, no Holder shall be required to contribute any amount in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities covered by such registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section
    6.11 are not exclusive and shall not limit any right or remedies that may otherwise be available to any indemnified party at law or in equity.

    SECTION 6.12. LOCKUP. Each Holder shall, in connection with any registration of the Company's securities, upon the request of the Company or the underwriters managing any underwritten offering of such securities, agree in writing not to effect any sale, disposition or distribution of any Registrable Securities (other than that included in the registration) without the prior written consent of the managing underwriter for such period of time (not to exceed 180 days) from the effective date of such registration as the Company or the underwriters may specify; PROVIDED, HOWEVER, that all executive officers and directors of the Company (other than executive officers and directors owning an aggregate of less than 1% of the outstanding Common Stock as of the effective date of such registration statement) shall also have agreed not to effect any sale, disposition or distribution of any Registrable Securities under the circumstances and pursuant to the terms set forth in this Section 6.12.

    SECTION 6.13. TRANSFER OF REGISTRATION RIGHTS. The registration rights of any Holder under this Agreement with respect to the Registrable Securities may be transferred to any transferee of such Registrable Securities who acquires any Registrable Securities of any Holder; PROVIDED that such registration rights may not be transferred to a holder of less than 1% of the outstanding Common Stock unless such transferee is a Borden Affiliate (or a partner of a Borden Affiliate); PROVIDED, FURTHER, that (i) the transferring Holder shall give the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred, (ii) such transferee shall agree in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Holder by the provisions of this Section, and
(iii) immediately following such transfer the further disposition of such securities by such transferee is restricted under the Securities Act.

    SECTION 6.14. SELECTION OF COUNSEL. In connection with any registration of Registrable Securities pursuant to Sections 6.3, 6.4 and 6.5 hereof, the Holders of a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; PROVIDED, HOWEVER, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

    SECTION 7.1. REPRESENTATIONS OF THE COMPANY. As of the date hereof and as of the Closing Date the Company represents and warrants as follows:

        (a) AUTHORITY RELATIVE TO THIS AGREEMENT. The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (the "Transactions"). The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Borden, constitutes legal, valid and binding obligations of the Company.

        (b) NO CONFLICT. The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement by the Company will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of the Company or any of its Subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any property or asset of the Company or any of its Subsidiaries is bound or affected, except for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of the Company and its Subsidiaries, taken as a whole.

        (c) REQUIRED FILINGS AND CONSENTS. The execution and delivery by the Company of this Agreement do not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing by the Company with or notification to, any governmental or regulatory authority, domestic or foreign, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, state blue sky and takeover laws, and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the Company from performing its obligations under this Agreement and would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of the Company and its Subsidiaries, taken as a whole.

    SECTION 7.2. REPRESENTATIONS OF BORDEN. As of the date hereof and as of the Closing Date Borden represents and warrants as follows:

        (a) AUTHORITY RELATIVE TO THIS AGREEMENT. Borden has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions. The execution and delivery of this Agreement by Borden and the consummation by Borden of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of Borden are necessary to authorize this Agreement or to consummate the Transactions. This Agreement has been duly and validly executed and delivered by Borden and, assuming the due authorization, execution and delivery by the Company constitutes legal, valid and binding obligations of Borden.

        (b) NO CONFLICT. The execution and delivery by Borden of this Agreement do not, and the performance of this Agreement by Borden will not, (i) conflict with or violate the Certificate of Incorporation or By-Laws of Borden or any of its Subsidiaries, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Borden or any of its Subsidiaries or by which any property or asset of Borden or any of its Subsidiaries is bound or affected, or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or other encumbrance on any property or asset of Borden or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Borden or any of its Subsidiaries is a party or by which Borden or any of its Subsidiaries or any property or asset of Borden or any of its Subsidiaries is bound or affected, except for any such breaches, defaults or other occurrences which would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging (as such term is defined in the Purchase Agreement), taken as a whole.

        (c) REQUIRED FILINGS AND CONSENTS. The execution and delivery by Borden of this Agreement do not, and the performance of this Agreement by Borden will not, require any consent, approval, authorization or permit of, or filing by Borden with or notification to, any governmental or regulatory authority, domestic or foreign, except for (i) applicable requirements, if any, of the Securities Act, the Exchange Act, state blue sky and takeover laws, and (ii) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay Borden from performing its obligations under this Agreement and would not, individually or in the aggregate, have a material adverse effect on the results of operations, financial condition or business of Borden Global Packaging, taken as a whole.

                                  ARTICLE VIII
                                 MISCELLANEOUS

    SECTION 8.1. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

    if to Borden, to:

       Borden, Inc.
       180 East Broad Street
       Columbus, Ohio 43215
       Attention: Richard L. de Ney

    with a copy to:

       Simpson Thacher & Bartlett
       425 Lexington Avenue
       New York, New York 10017
       Attention: David J. Sorkin, Esq.

    if to the Company, to:

       AEP Industries Inc.
       125 Phillips Avenue
       South Hackensack, NJ 07606
       Attention: Paul M. Feeney, Executive Vice President

    with a copy to:

       Bachner, Tally, Polevoy & Misher LLP
       380 Madison Avenue
       New York, New York 10017
       Attention: Paul E. Gelbard, Esq.

    If to a Transferee of Registrable Securities:

       At the address set forth in the notice
       required to be delivered pursuant to
       Section 6.13 hereof.

    SECTION 8.2. AMENDMENTS; NO WAIVERS. (a) Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Borden and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective; PROVIDED that no such amendment or waiver by the Company shall be effective without the approval of a majority of the Independent Directors.

    (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    SECTION 8.3. SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

    SECTION 8.4. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement, the Purchase Agreement and the Stockholders Agreement (as defined in the Purchase Agreement) and the agreements contemplated hereby and thereby constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede, except as set forth in the Purchase Agreement, all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned by operation of law or otherwise, except that Borden may assign all or any of its rights and obligations hereunder to any of its Affiliates in connection with a transfer of Common Stock; provided that (a) no such assignment shall relieve Borden of its obligations hereunder and (b) Borden may assign its rights to the extent and as provided in Section 6.13.

    SECTION 8.5. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

    SECTION 8.6. SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

    SECTION 8.7. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in the State of New York. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in any New York state or federal court thereof.

    SECTION 8.8. HEADINGS. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

    SECTION 8.9. COUNTERPARTS. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

    SECTION 8.10. EFFECTIVENESS; TERMINATION. This Agreement shall be effective as of the Closing Date and shall terminate at such time as Borden and its Affiliates no longer own any such shares.

    SECTION 8.11. WAIVER OF JURY TRIAL. Borden and the Company each hereby irrevocably waive all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of Borden or the Company in the negotiation, administration, performance and enforcement thereof.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          AEP INDUSTRIES INC.

                                          By:        /s/ PAUL M. FEENEY

                                          --------------------------------------
                                          Name:        Paul M. Feeney

                                          Title:  EXECUTIVE VICE PRESIDENT

                                          BORDEN, INC.

                                          By:       /s/ RICHARD L. DE NEY

                                          --------------------------------------
                                          Name:      Richard L. de Ney

                                          Title:  EXECUTIVE VICE PRESIDENT

                                                                       EXHIBIT A

                          8 PERSON BOARD OF DIRECTORS

                                                              BORDEN'S OWNERSHIP INTEREST
                                     ------------------------------------------------------------------------------
                                                  10%+ BUT LESS    20%+ BUT LESS    25%+ BUT LESS
                                       <  10%       THAN 20%         THAN 25%         THAN 50%           50%+
                                     ----------  ---------------  ---------------  ---------------      ------
# of Management Directors..........          6             5                4                3                   2
# of Management Independent
  Directors........................          2             1                1                1                   0
# of Investor Directors............          0             1                2                3                   4
# of Investor Independent
  Directors........................          0             0                0                0                   1
# of Management/Investor
  Independent Directors............          0             1                1                1                   1

                          10 PERSON BOARD OF DIRECTORS

                                                              BORDEN'S OWNERSHIP INTEREST
                                     ------------------------------------------------------------------------------
                                                  10%+ BUT LESS    20%+ BUT LESS    25%+ BUT LESS
                                       <  10%       THAN 20%         THAN 25%         THAN 50%           50%+
                                     ----------  ---------------  ---------------  ---------------      ------
# of Management Directors..........          8             6                5                3                   2
# of Management Independent
  Directors........................          2             2                2                2                   1
# of Investor Directors............          0             1                2                4                   5
# of Investor Independent
  Directors........................          0             0                0                0                   1
# of Management/Investor
  Independent Directors............          0             1                1                1                   1

                          12 PERSON BOARD OF DIRECTORS

                                                              BORDEN'S OWNERSHIP INTEREST
                                     ------------------------------------------------------------------------------
                                                  10%+ BUT LESS    20%+ BUT LESS    25%+ BUT LESS
                                       <  10%       THAN 20%         THAN 25%         THAN 50%           50%+
                                     ----------  ---------------  ---------------  ---------------      ------
# of Management Directors..........          9             7                5                4                   3
# of Management Independent
  Directors........................          3             2                2                2                   1
# of Investor Directors............          0             2                4                5                   6
# of Investor Independent
  Directors........................          0             0                0                0                   1
# of Management/Investor
  Independent Directors............          0             1                1                1                   1

                                                                         ANNEX C

                             STOCKHOLDERS AGREEMENT

    AGREEMENT dated as of June 20, 1996 by and among Borden, Inc. a New Jersey corporation ("Seller"), and the other parties signatory hereto (each a "Stockholder").

                                    RECITALS

    Concurrently herewith, Seller and AEP Industries Inc., a Delaware corporation ("Buyer"), are entering into a Purchase Agreement of even date herewith (as such agreement may be amended from time to time, the "Purchase Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement) pursuant to which Buyer will purchase from Seller and the Subsidiary Asset Sellers the Subsidiary Stock and the Assets (the "Stock and Asset Purchase") in consideration for a combination of cash and shares of common stock, par value $0.01 per share, of Buyer (the "Buyer Common Stock").

    As a condition to Seller's willingness to enter into the Purchase Agreement, Seller requires that each Stockholder enter into, and each such Stockholder has agreed to enter into, this Agreement.

                                   AGREEMENT

    To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

    1. REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby severally represents and warrants to Seller as follows:

        (a) OWNERSHIP OF SHARES. (1) Such Stockholder is either (i) the record holder and beneficial owner of, (ii) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of, (iii) executor of an estate that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such executor, an "Executor") of, (iv) director of a foundation that is the record holder (such director, a "Foundation Director") of, or (v) the beneficial owner but not the record holder of, the number of shares of Buyer Common Stock as set forth opposite such Stockholder's name on Section 1 of the disclosure schedule (the "Stockholders Agreement Disclosure Schedule") (the "Existing Shares", and together with any shares of Buyer Common Stock acquired by such Stockholder in any such capacities after the date hereof and prior to the termination hereof, whether upon exercise of options, conversion of convertible securities, purchase, exchange or otherwise, the "Shares").

        (2) On the date hereof, the Existing Shares set forth opposite such Stockholder's name on Section 1 of the Stockholders Agreement Disclosure Schedule constitute all of the shares of Buyer Common Stock owned of record or beneficially by such Stockholder.

        (3) Such Stockholder has sole power of disposition with respect to all of the Existing Shares set forth opposite such Stockholder's name on Section 1 of the Stockholders Agreement Disclosure Schedule and sole voting power with respect to the matters set forth in Section 2 hereof, in each case with respect to all of the Existing Shares set forth opposite such Stockholder's name on Section 2 of the Stockholders Agreement Disclosure Schedule, with no restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

        (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party or by which such Stockholder is bound including, without limitation, any trust agreement, will, testamentary document, voting agreement, stockholders agreement, voting trust or other agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. There is no beneficiary of or holder of a voting trust certificate or other interest of any trust of which a Stockholder is Trustee, any estate in respect of which a Stockholder is an Executor or any Foundation of which a Stockholder is a Foundation Director whose consent is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If such Stockholder is married and such Stockholder's Shares constitute community property, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, such Stockholder's spouse, enforceable against such person in accordance with its terms.

        (c) NO CONFLICTS. (A) No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and
    (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (x) conflict with or result in any breach of any applicable trust, estate, foundation or other organizational documents applicable to such Stockholder, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or (z) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

        (d) Such Stockholder's Shares and the certificates representing such Shares are now and at all times during the term hereof will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

        (e) No broker, investment banker, financial adviser or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

        (f) Such Stockholder understands and acknowledges that Seller is entering into the Purchase Agreement in reliance upon such Stockholder's execution and delivery of this Agreement.

2. AGREEMENT TO VOTE; PROXY.

    2.1 VOTING. Each Stockholder hereby severally agrees that, during the time this Agreement is in effect (except, with respect to clauses (i) and (iv) of this Section 2.1, until the Closing Date), at any meeting of the stockholders of Buyer, however called, or in connection with any written consent of the stockholders of Buyer, such Stockholder shall vote (or cause to be voted) the Shares held of record or beneficially by such Stockholder (i) in favor of the Stock and Asset Purchase and the authorization and issuance of shares of Buyer Common Stock to Seller in connection therewith (the "Buyer Stock Issuance"), the execution and delivery by Buyer of the Purchase Agreement and the approval of the terms thereof and each of the other actions contemplated by the Purchase Agreement and this Agreement and any actions required in furtherance hereof and thereof; (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Buyer under the Purchase Agreement or this Agreement; (iii) (A) in favor of any amendments to the Certificate of Incorporation and

By-Laws of the Buyer in order to conform such documents to the requirements of the Governance Agreement and (B) otherwise in a manner consistent with the provisions of the Governance Agreement; and (iv) except as specifically requested in writing by Seller in advance and except as otherwise specified in clauses (i), (ii) and (iii) above, against the following actions (other than the Stock and Asset Purchase, the Buyer Stock Issuance and the transactions contemplated by the Purchase Agreement and the Governance Agreement): (1) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Buyer or its subsidiaries; (2) a sale, lease or transfer of a material amount of assets of Buyer or its subsidiaries or a reorganization, recapitalization, dissolution or liquidation of Buyer or its subsidiaries; (3) (a) any change in the majority of the board of directors of Buyer; (b) any material change in the present capitalization of Buyer or any amendment of Buyer's Certificate of Incorporation; (c) any other material change in Buyer's corporate structure or business; or (d) any other action which, is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or materially adversely affect the Stock and Asset Purchase, the Buyer Stock Issuance or the transactions contemplated by the Purchase Agreement, this Agreement or the Governance Agreement or the contemplated economic benefits of any of the foregoing. Such Stockholder shall not enter into any agreement or understanding with any person or entity prior to the Termination Date (as defined in Section 7) to vote or give instructions after the Termination Date in any manner inconsistent with clauses (i), (ii) or
(iii) of the preceding sentence.

    2.2 PROXY. EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS, SELLER AND WILLIAM CARTER OF SELLER AND RICHARD L. DE NEY OF SELLER, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF SELLER, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF SELLER, AND ANY OTHER DESIGNEE OF SELLER, EACH OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S IRREVOCABLE (UNTIL THE TERMINATION DATE) PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE THE SHARES AS INDICATED IN SECTION 2.1 ABOVE. EACH STOCKHOLDER INTENDS THIS PROXY TO BE IRREVOCABLE (UNTIL THE TERMINATION DATE) AND COUPLED WITH AN INTEREST AND WILL TAKE SUCH FURTHER ACTION AND EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY SUCH STOCKHOLDER WITH RESPECT TO SUCH STOCKHOLDER'S SHARES.

    3. CERTAIN COVENANTS OF STOCKHOLDERS. Except in accordance with the terms of this Agreement, each Stockholder hereby severally covenants and agrees as follows:

    3.1 RESTRICTION ON TRANSFER, PROXIES AND NON-INTERFERENCE; RESTRICTION ON WITHDRAWAL. From the date hereof until the Transfer Restriction Ending Date with respect to such Stockholder, such Stockholder shall not, directly or indirectly: (i) except (w) subsequent to the Closing Date, in a Permitted Disposition, (x) for gifts to family members who either are signatories to this Agreement or who, upon such gift, become signatories to this Agreement, (y) for gifts by J. Brendan Barba in an aggregate amount not exceeding 10,000 shares of Buyer Common Stock and (z) with the prior written consent of Seller, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption agreement with Buyer or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Stockholder's Shares or any interest therein; (ii) except as contemplated hereby, grant any proxies or powers of attorney, deposit any Shares into a voting trust or enter into a voting agreement with respect to any Shares; or
(iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling such Stockholder from performing such Stockholder's obligations under this Agreement. "Permitted Disposition" means a sale, transfer or other disposition (i) pursuant to a statutory merger, consolidation or similar mandatory transaction; (ii) pursuant to a tender offer if, subsequent to the Closing Date, the board of directors of Buyer recommends acceptance of such tender offer or declines to take a position regarding such tender offer; (iii) as a result of any pledge or hypothecation to a bona fide financial institution to secure a bona fide loan or the foreclosure of any lien or encumbrance which may be placed on any Buyer Common Stock provided that, with respect to pledges or hypothecations by any Stockholder, in one or a series of transactions of 1% or more of the outstanding shares of Buyer Common Stock, such institution or institutions agrees to be bound by the terms hereof; (iv) pursuant to the cashless exercise of stock options issued under the Company's Stock Option Plans; or (v) from time to time after the Closing Date equal to an amount of Shares (expressed as a percentage) such that (A) the number of Shares owned by such Stockholder and not so sold, transferred or otherwise disposed divided by the number of Shares owned by such Stockholder immediately after the Closing Date is no less than (B) the number of shares of Buyer Common Stock owned at such time by the Seller divided by the number of shares of Buyer Common Stock owned by the Seller immediately after the Closing Date. "Transfer Restriction Ending Date" shall mean (i) with respect to
J. Brendan Barba, Paul M. Feeney, Melanie K. Barba, John Powers, Lauren Powers and Carolyn Vegliante and all of their respective transferees and assigns, the Termination Date or (ii) with respect to all other Stockholders and all of their respective transferees and assigns, the Closing Date.

    3.2 NO TERMINATION OR CLOSURE OF TRUSTS, FOUNDATIONS AND ESTATES. Unless, in connection therewith, the Shares held by any trust, foundation or estate which are presently subject to the terms of this Agreement are transferred upon termination to one or more Stockholders and remain subject in all respects to the terms of this Agreement, or other persons or entities who upon receipt of such Shares become signatories to this Agreement, the Stockholders who are Trustees, Executors or Foundation Directors shall not take any action to terminate, close or liquidate any such trust, estate or foundation and shall take all steps necessary to maintain the existence thereof at least until the Termination Date.

    3.3 CONTINUED SERVICE AS DIRECTOR. J. Brendan Barba and Paul M. Feeney each agrees, if so nominated and elected, to serve as a member of the Board of Directors of Buyer, and, in the case of Mr. Barba, if so elected by the Board, as Chairman thereof, for five years following the Closing Date.

    3.4 EMPLOYMENT AGREEMENTS. J. Brendan Barba and Paul M. Feeney each agree to enter into their respective employment agreements in the respective forms attached as Schedule 5.3(i)(2) to the Purchase Agreement on the Closing Date.

    4. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

    5. CERTAIN EVENTS. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder's Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including without limitation such Stockholder's heirs, guardians, administrators or successors or as a result of any divorce.

    6. STOP TRANSFER. Until the Transfer Restriction Ending Date (a) each Stockholder agrees with, and covenants to, Seller that such Stockholder shall not request that Buyer register the transfer (book-entry or otherwise) of any certificated or uncertificated interest representing any of such Stockholder's Shares, unless such transfer is made in compliance with this Agreement; (b) each Stockholder agrees, with respect to any Shares in certificated form, that such Stockholder will tender to Buyer, within ten business days after the date hereof, the certificates representing such Shares and Buyer will inscribe upon such certificates the following legend: "The shares of Common Stock, par value $.01 per share, of AEP Industries Inc. (the "Company") represented by this certificate are subject to a Stockholders Agreement dated as of June 20, 1996, and may not be sold or otherwise transferred, except in accordance therewith. Copies of such Agreement may be obtained at the principal executive offices of the Company"; (c) each Stockholder (other than Lawrence Noll) agrees that within ten business days after the date hereof, such Stockholder will have all uncertificated securities representing Shares issued in certificated form in the name of such Stockholder with the legend above inscribed on such certificates and to do such other things as may be required by the transfer agent; and (d) each Stockholder (other than Lawrence Noll) agrees that within ten business days after the date hereof, such Stockholder will no longer hold any Shares in "street name" or in the name of any nominee.

    7. TERMINATION. The covenants and agreements contained herein shall terminate on the first to occur of (a) the third anniversary of the Closing Date, (b) the date, if any, prior to the Closing Date the Purchase Agreement is terminated in accordance with its terms and (c) such time following the Closing Date as Seller owns less than 10% of the outstanding shares of Buyer Common Stock (the "Termination Date"); provided, that clauses (i) and (iv) of Section
2.1 shall terminate on the earlier of the Closing Date or the Termination Date.

    8. MISCELLANEOUS.

    8.1 ENTIRE AGREEMENT; ASSIGNMENT. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other party.

    8.2 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto; provided that Section 1 of the Stockholders Agreement Disclosure Schedule may be supplemented by Seller by adding the name and other relevant information concerning any stockholder of Buyer who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a "Stockholder" for all purposes of this Agreement.

    8.3 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

           If to  c/o AEP Industries Inc.
    Stockholder:  125 Phillips Avenue
                  South Hackensack, New Jersey
                  Attn: Paul M. Feeney, Executive Vice
                  President
                  Fax: (201-807-2447)

        copy to:  Bachner, Tally, Polevoy & Misher LLP
                  380 Madison Avenue
                  New York, New York 10017
                  Attn: Paul E. Gelbard, Esq.
                  Fax: (212-297-0261)

   If to Borden,  180 East Broad Street
           Inc.:  Columbus, Ohio 43215
                  Attn: Richard L. de Ney
                  Fax: (614-225-4108)

        copy to:  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Attn: David J. Sorkin, Esq.
                  Fax: (212-455-2502)

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    8.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    8.5 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

    8.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

    8.7 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    8.8 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

    8.9  DEFINITIONS; CONSTRUCTION.  For purposes of this Agreement:

        (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act)), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as described in
    Section 13(d)(3) of the Exchange Act.

        (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

        (c) In the event of a stock dividend or distribution, or any change in the Buyer Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

    IN WITNESS WHEREOF, Seller and each Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          BORDEN, INC.

                                          By:        /s/ RICHARD L. DE NEY

                                             -----------------------------------

                                              Name:      Richard L. de Ney

                                              Title:  EXECUTIVE VICE PRESIDENT

                                          STOCKHOLDERS

                                                   /s/ J. BRENDAN BARBA
                                          --------------------------------------

                                          Name:         J. Brendan Barba

                                                    /s/ PAUL M. FEENEY
                                          --------------------------------------

                                          Name:          Paul M. Feeney

                                                   /s/ DAVID MACFARLAND
                                          --------------------------------------

                                          Name:         David MacFarland

                                                     /s/ ROBERT CRON
                                          --------------------------------------

                                          Name:           Robert Cron

                                                   /s/ KENNETH J. AVIA
                                          --------------------------------------

                                          Name:         Kenneth J. Avia

                                                   /s/ MELANIE K. BARBA
                                          --------------------------------------

                                          Name:         Melanie K. Barba

                                                     /s/ JOHN POWERS
                                          --------------------------------------

                                          Name:           John Powers

                                                    /s/ LAUREN POWERS
                                          --------------------------------------

                                          Name:          Lauren Powers

                                                  /s/ CAROLYN VEGLIANTE
                                          --------------------------------------

                                          Name:        Carolyn Vegliante

                                                    /s/ LAWRENCE NOLL
                                          --------------------------------------

                                          Name:          Lawrence Noll

                                                                         ANNEX D

                                VOTING AGREEMENT

    AGREEMENT dated as of June 20, 1996 by and among Borden, Inc. a New Jersey corporation ("Seller"), and the stockholders of AEP Industries Inc., as Delaware corporation ("Buyer"), named on the signature pages to this voting agreement, severally but not jointly (the "Stockholders").

                                    RECITALS

    Concurrently herewith, Seller and Buyer are entering into a Purchase Agreement of even date herewith (the "Purchase Agreement"; capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement) pursuant to which Buyer will purchase from Seller and the Subsidiary Asset Sellers the Subsidiary Stock and the Assets (the "Stock and Asset Purchase") in consideration for $280 million of cash and 2,412,818 shares of common stock, par value $0.01 per share, of Buyer (the "Buyer Common Stock"), subject to adjustment pursuant to the terms and provisions of the Purchase Agreement.

    As a condition to Seller's willingness to enter into the Purchase Agreement, Seller requires that each Stockholder enter into, severally but not jointly, and such Stockholder has agreed to enter into, this Agreement.

                                   AGREEMENT

    To implement the foregoing and in consideration of the mutual agreements contained herein, the parties agree as follows:

    1. REPRESENTATIONS AND WARRANTIES. Each Stockholder hereby severally but not jointly represents and warrants to Seller as follows:

        (a) OWNERSHIP OF SHARES. (1) Such Stockholder is either (i) the record holder and beneficial owner of, (ii) trustee of a trust that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such trustee, a "Trustee") of, (iii) executor of an estate that is the record holder or beneficial owner of, and whose beneficiaries are the beneficial owners (such executor, an "Executor") of, or (iv) the beneficial owner but not the record holder of, the number of shares of Buyer Common Stock as set forth opposite such Stockholder's name on Section 1 of the disclosure schedule attached hereto (the "Voting Agreement Disclosure Schedule") (the "Shares").

        (2) On the date hereof, the Shares set forth opposite such Stockholder's name on Section 1 of the Voting Agreement Disclosure Schedule constitute shares of Buyer Common Stock owned of record or beneficially by such Stockholder.

        (3) Such Stockholder has power of disposition with respect to all of the Shares set forth opposite such Stockholder's name on Section 1 of the Voting Agreement Disclosure Schedule and voting power with respect to the matters set forth in Section 2 hereof, in each case with respect to all of the Shares set forth opposite such Stockholder's name on Section 2 of the Voting Agreement Disclosure Schedule, with no restrictions on such rights, subject to applicable federal securities laws, margin regulations and standard margin arrangements, the limitations noted on the Voting Agreement Disclosure Schedule and the terms of this Agreement.

        (b) POWER; BINDING AGREEMENT. Such Stockholder has the legal capacity, power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. The execution, delivery and performance of this Agreement by such Stockholder will not violate any other agreement to which such Stockholder is a party or by which such Stockholder is bound including, without limitation, any trust agreement, will, testamentary document, voting agreement, stockholders agreement, voting trust or other agreement. This Agreement has been duly and validly executed and delivered by such Stockholder.

        (c)  NO CONFLICTS.  (A) Except for the filing of an amendment to the
    Schedule 13D of the Stockholders on file with the Securities and Exchange Commission with respect to the Buyer Common Stock, no filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby nor compliance by such Stockholder with any of the provisions hereof shall (x) conflict with or result in any breach of any applicable trust, estate or other organizational documents applicable to such Stockholder, (y) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of such Stockholder's properties or assets may be bound or (z) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of such Stockholder's properties or assets.

        (d) Such Stockholder's Shares are free and clear of all proxies, voting trusts or agreements, understandings or similar arrangements, except for this Agreement and as reflected on the Voting Agreement Disclosure Schedule.

    2. AGREEMENT TO VOTE.

    2.1 VOTING. (a) Subject to the limitations described on the Voting Agreement Disclosure Schedule, each Stockholder hereby agrees that, during the time this Agreement is in effect, at any meeting of the stockholders of Buyer, however called, or in connection with any written consent of the stockholders of Buyer, such Stockholder shall vote (or cause to be voted) the Shares then held of record or beneficially by such Stockholder in favor of the Stock and Asset Purchase and the authorization and issuance of shares of Buyer Common Stock to Seller in connection therewith (the "Buyer Stock Issuance"), the execution and delivery by Buyer of the Purchase Agreement and the approval of the terms thereof and each of the other actions contemplated by the Purchase Agreement.

    (b) Subject to the limitations described on the Voting Agreement Disclosure Schedule, each Stockholder hereby agrees that, during the time this Agreement is in effect, in the event such Stockholder sells, transfers or otherwise disposes of any Shares following the record date for any meeting of the stockholders of Buyer or for any written consent of the stockholders of Buyer in connection with the Buyer Stock Issuance, such Stockholder will retain the right to vote such Shares in connection with the Buyer Stock Issuance and will vote such Shares held of record in accordance with the provisions of Section 2.1(a) hereof, in each case subject to the limitations described on the Voting Agreement Disclosure Schedule.

    2.2 PRIVATE SALES. Each Stockholder hereby agrees that, during the time this Agreement is in effect, in the event such Stockholder sells, transfers or otherwise disposes of any Shares in a privately negotiated transaction (a "Private Sale"), the purchaser or transferee in such Private Sale will be required to agree in writing to be bound by the terms and provisions of this Voting Agreement, in each case subject to the limitations described on the Voting Agreement Disclosure Schedule.

    3. CERTAIN COVENANTS OF THE STOCKHOLDER. Except in accordance with the terms of this Agreement, the Stockholder hereby severally covenants and agrees as follows:

    3.1 RESTRICTION ON STOCKHOLDER ACTIONS. From the date hereof until the Termination Date, the Stockholder shall not, directly or indirectly, take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or otherwise transfer or sell any Shares prior to the Termination Date for the purpose of circumventing such Stockholder's obligations under this Agreement.

    4. FURTHER ASSURANCES. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement. Seller agrees to reimburse the Stockholders for any reasonable expenses incurred by such Stockholders in connection with any such further actions.

    5. PUBLIC ANNOUNCEMENT. Seller agrees to issue a news release or other public announcement pertaining to the transactions contemplated by the Purchase Agreement within one (1) business day after the signing of this Agreement and the Purchase Agreement.

    6. TERMINATION. The covenants and agreements contained herein shall terminate on the first to occur of (a) the Closing Date, (b) the date the Purchase Agreement is terminated and (c) January 31, 1997 (the "Termination Date").

    7. MISCELLANEOUS.

    7.1 ENTIRE AGREEMENT; ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement (i) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

    7.2 AMENDMENTS. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

    7.3 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

If to any     c/o EGS Partners, L.L.C.
Stockholder:      300 Park Avenue, 21st Floor
                  New York, New York 10022
                  Attn: Arthur Goetchius
                  Facsimile: 212-755-9188

copy to:      Schulte Roth & Zabel
                  900 Third Avenue
                  New York, New York 10022
                  Attn: Peter A. Nussbaum, Esq.
                  Facsimile: 212-593-5955

If to         180 East Broad Street
Borden,           Columbus, Ohio 43215
Inc.:             Attn: Richard L. de Ney

copy to:      Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  New York, New York 10017
                  Attn: David J. Sorkin, Esq.

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

    7.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

    7.5 ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

    7.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.

    7.7 DESCRIPTIVE HEADINGS. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    7.8 SEVERABILITY. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

    7.9  DEFINITIONS; CONSTRUCTION.  For purposes of this Agreement:

        (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act)), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" as described in
    Section 13(d)(3) of the Exchange Act.

        (b) "Person" shall mean an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

        (c) In the event of a stock dividend or distribution, or any change in the Buyer Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged.

    IN WITNESS WHEREOF, Seller and the Stockholder have caused this Agreement to be duly executed as of the day and year first above written.

                                          BORDEN, INC.

                                          By:       /s/ RICHARD L. DE NEY

                                          --------------------------------------

                                          Name:      Richard L. de Ney

                                          Title:  EXECUTIVE VICE PRESIDENT

                                          EGS PARTNERS L.L.C.

                                          By:        /s/ WILLIAM EHRMAN

                                          --------------------------------------

                                          Name:        William Ehrman

                                          Title:      GENERAL PARTNER

                                          EGS ASSOCIATES, L.P.

                                          By:        /s/ WILLIAM EHRMAN

                                          --------------------------------------

                                          Name:        William Ehrman

                                          Title:      GENERAL PARTNER

                                          BEV PARTNERS, L.P.

                                          By:        /s/ WILLIAM EHRMAN

                                          --------------------------------------

                                          Name:        William Ehrman

                                          Title:      GENERAL PARTNER

                                          JONAS PARTNERS, L.P.

                                          By:         /s/ WILLIAM EHRMAN

                                          --------------------------------------

                                          Name:        William Ehrman

                                          Title:      GENERAL PARTNER

                                                     /S/ WILLIAM EHRMAN

                                            ------------------------------------

                                                       William Ehrman

                                                   /s/ FREDERIC GREENBERG

                                            ------------------------------------

                                                     Frederic Greenberg

                                                   /s/ FREDERICK KETCHER

                                            ------------------------------------

                                                     Frederick Ketcher

                                                      /s/ JONAS GERSTL

                                            ------------------------------------

                                                        Jonas Gerstl

                                                     /s/ JAMES MCLAREN

                                            ------------------------------------

                                                       James McLaren

                                                     /s/ BEVERLY EHRMAN

                                            ------------------------------------

                                                       Beverly Ehrman

                                                     /s/ BEVERLY EHRMAN

                                            ------------------------------------

                                                Beverly Ehrman as Custodian
                                                    for Stephanie Ehrman

                                                    /s/ LINDA GREENBERG

                                            ------------------------------------

                                                      Linda Greenberg

                      VOTING AGREEMENT DISCLOSURE SCHEDULE

Section 1

BENEFICIAL OWNER                                                                      SHARES
- -----------------------------------------------------------------------------------  ---------
EGS Partners, L.L.C. (certain managed accounts)....................................    314,302(1)
EGS Associates, L.P................................................................    138,418
BEV Partners, L.P..................................................................    120,033
Jonas Partners, L.P................................................................      7,883
William Ehrman.....................................................................     45,011
Frederic Greenberg.................................................................      6,003
Fredrick Ketcher...................................................................      4,802
Jonas Gerstl.......................................................................     --
James McLaren......................................................................     --
Beverly Ehrman.....................................................................     20,506
Beverly Ehrman as Custodian for Stephanie Ehrman...................................     15,562
Linda Greenberg....................................................................        801

Section 2

BENEFICIAL OWNER                                                                      SHARES
- -----------------------------------------------------------------------------------  ---------
EGS Partners, L.L.C................................................................    314,302(2)
EGS Associates, L.P................................................................    138,418
BEV Partners, L.P..................................................................    120,033
Jonas Partners, L.P................................................................      7,883
William Ehrman.....................................................................     45,011
Frederic Greenberg.................................................................      6,003
Fredrick Ketcher...................................................................      4,802
Jonas Gerstl.......................................................................     --
James McLaren......................................................................     --
Beverly Ehrman.....................................................................     20,506
Beverly Ehrman as Custodian for Stephanie Ehrman...................................     15,562
Linda Greenberg....................................................................        801

- ------------------------

(1) The Beneficial Owner's exercise of its power to dispose of certain of such Shares is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and all such Shares are subject to whatever instructions may be given by the client.

(2) The Beneficial Owner's voting power with respect to certain of such Shares is subject to the provisions of ERISA and all such Shares are subject to whatever instructions may be given by the client.

                                                                         ANNEX E

                                                                       JP MORGAN

J.P. Morgan Securities    June 20, 1996
Inc.
60 Wall Street
New York, NY
10260-0060

                  The Board of Directors
                  AEP Industries Inc.
                  125 Phillips Avenue
                  South Hackensack, NJ 07607

                  Attention: J. Brendan Barba
                           Chairman, President and Chief Executive Officer

                  Gentlemen:

                  You have requested our opinion as to the fairness, from a financial point of view, to AEP Industries Inc, (the "Company") of the consideration proposed to be paid by the Company in connection with the proposed acquisition (the "Transaction") by the Company of certain assets, including the capital stock of certain subsidiaries, of Borden, Inc. (the "Seller"), which together comprise the packaging division of Borden (collectively, "Borden Packaging"). Pursuant to the Purchase Agreement, dated as of June 20, 1996 (the "Agreement"), between the Company and the Seller, the Seller will receive consideration equal to a minimum of 2,412,818 shares of the Company valued at $80,000,000 ($33.15625 per share) and $280,000,000 in cash; provided, however, that the number of shares to be issued is subject to increase up to a maximum of 4,000,000 shares if the average of the closing prices of the shares of the Company on The Nasdaq National Market System for the 50 trading days immediately preceding the second trading day prior to the special meeting of shareholders of the Company (the "Meeting") or such shorter number of trading days between June 20, 1996 and the second trading day prior to the Meeting is less than $33.15625 per share.

                  In arriving at our opinion, we have reviewed (i) the Agreement; (ii) certain information concerning the business of Borden Packaging and certain publicly available information concerning certain other companies engaged in businesses comparable to those of Borden Packaging; (iii) publicly available terms of certain transactions involving companies comparable to Borden Packaging and the consideration received in connection with such transactions; (iv) the terms of other business combinations that we deemed relevant; (v) the audited financial statements of the Company for the fiscal year ended October 31, 1995 and Borden Packaging for the fiscal year ended December 31, 1995 and the unaudited financial statements for the Company for the period ended April 30, 1996 and unaudited financial information for Borden Packaging through May 1996; (vi) certain agreements with respect to outstanding indebtedness or obligations of the Company and Borden Packaging; and (vii) certain internal financial analyses and forecasts concerning the Company and Borden Packaging prepared by the management of each of the Company and of the Seller, respectively.

                  In addition, we have held discussions with certain members of the management of the Company, the Seller and Borden Packaging with respect to certain aspects of the Transaction, and the past and current business operations of the Company and Borden Packaging, the financial condition and future prospects and operations of the Company and Borden Packaging, the effects of the Transaction on the financial condition and future prospects of the Company, and certain other matters we believed necessary or appropriate to our inquiry. We have visited certain representative facilities of the Company and Borden Packaging, and reviewed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

                  In giving our opinion, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information that was publicly available or was furnished to us by the Company, the Seller and Borden Packaging or otherwise reviewed by us, and we have not assumed any responsibility or liability therefor. We have not conducted any valuation or appraisal of any assets or liabilities, nor have any such valuations or appraisals been provided to us. In relying on financial analyses and forecasts provided to us, including the views of the Company, the Seller and Borden Packaging concerning the business, operational and strategic benefits and implications of the Transaction, and including without limitation, the financial forecasts provided to us by the Company relating to the synergistic values and operating cost savings expected to be achieved by the Transaction, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgements by management as to the expected future results of operations and financial condition of the Company and Borden Packaging to which such analyses or forecasts relate. Inability to achieve such business, operations or strategic benefits or to realize such synergistic values and operating cost savings could affect the opinion contained herein, and we express no view as to any such achievability or realizability. We have also assumed that the Transaction will have the tax consequences described to us in discussions with, and materials furnished to us by, representatives of the Company, and that the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have relied as to all legal matters relevant to rendering our opinion upon the advice of counsel.

                  Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. We are expressing no opinion herein as to the price at which the Company's stock will trade at any future time.

                  We have acted as financial advisor and lender to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services. We will also receive an additional fee if the proposed Transaction is consummated. We were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any alternative transaction; accordingly, no opinion is expressed whether an alternative transaction might produce higher values for the Company or its stockholders. In the ordinary course of their businesses, our affiliates may actively trade the debt and equity securities of the Company or the Seller for their own account or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities.

                  On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid by the Company in the proposed Transaction is fair, from a financial point of view, to the Company.

                  This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written consent in each instance. This opinion may be reproduced in full in any proxy or information statement mailed to stockholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval and must be treated as confidential.

                  Very truly yours,

J.P. MORGAN SECURITIES INC.

By:                   /s/ PURNA R. SAGGURTI
           -------------------------------------------
                     Name: Purna R. Saggurti
                     Title: Managing Director

                                                                         ANNEX F

                       BORDEN GLOBAL PACKAGING OPERATIONS
                         COMBINED FINANCIAL STATEMENTS
                        AS OF DECEMBER 31, 1995 AND 1994
                        AND FOR EACH OF THE THREE YEARS
                     IN THE PERIOD ENDED DECEMBER 31, 1995

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of Borden, Inc.

    We have audited the accompanying combined balance sheets of Borden Global Packaging Operations ("BGP") as of December 31, 1995 and 1994, and the related combined statements of operations, owner's investment and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of Borden's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such combined financial statements present fairly, in all material respects, the financial position of BGP at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Columbus, Ohio
June 10, 1996

                       BORDEN GLOBAL PACKAGING OPERATIONS

                       COMBINED STATEMENTS OF OPERATIONS

                                 (IN THOUSANDS)

                                                                                    YEAR ENDED DECEMBER 31,
                                                                               ----------------------------------
                                                                                  1995        1994        1993
                                                                               ----------  ----------  ----------
Net sales....................................................................  $  629,011  $  553,896  $  503,992
Cost of goods sold...........................................................     515,981     449,046     409,613
                                                                               ----------  ----------  ----------

Gross margin.................................................................     113,030     104,850      94,379

Operating costs and expenses
  Distribution expense.......................................................      24,078      24,406      21,259
  Marketing expense..........................................................      33,732      30,614      30,263
  General and administrative expense.........................................      26,195      27,841      20,713
                                                                               ----------  ----------  ----------

Operating income.............................................................      29,025      21,989      22,144

Other non-operating (income) expense
  Net interest expense.......................................................       1,232       4,178       5,002
  Other expense (income)--Net................................................        (937)     (1,052)       (983)
                                                                               ----------  ----------  ----------

Income before income taxes and cumulative effect of change in accounting.....      28,730      18,863      18,125
Income tax expense...........................................................      12,453       7,522       6,115
                                                                               ----------  ----------  ----------
Income before cumulative effect of change in accounting......................      16,277      11,341      12,010
Cumulative effect of change in accounting for postemployment benefits (net of
  a $353 deferred tax benefit)...............................................                                (552)
                                                                               ----------  ----------  ----------
Net income...................................................................  $   16,277  $   11,341  $   11,458
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

                  See notes to combined financial statements.

                       BORDEN GLOBAL PACKAGING OPERATIONS

                            COMBINED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                                DECEMBER 31,
                                                                                          ------------------------
                                                                                             1995         1994
                                                                                          -----------  -----------
ASSETS
Current Assets
  Cash and equivalents..................................................................  $    34,417  $    14,687
  Accounts receivable (net of allowance for doubtful accounts of $4,689 and $4,035,
    respectively).......................................................................       92,149       85,126
  Other receivables.....................................................................       14,064       14,739
  Inventories
    Finished and in-process goods.......................................................       57,925       51,059
    Raw materials and supplies..........................................................       31,336       33,763
  Prepaids and other current assets.....................................................        2,681        2,624
                                                                                          -----------  -----------
                                                                                              232,572      201,998
                                                                                          -----------  -----------

Investment in Affiliated Companies......................................................        3,003        2,886
                                                                                          -----------  -----------

Property and Equipment
  Land..................................................................................        8,868        8,503
  Buildings.............................................................................       72,343       69,574
  Machinery and equipment...............................................................      298,721      277,666
                                                                                          -----------  -----------
                                                                                              379,932      355,743
  Less accumulated depreciation.........................................................     (170,104)    (151,262)
                                                                                          -----------  -----------
                                                                                              209,828      204,481
                                                                                          -----------  -----------

Other Non-Current Assets
  Goodwill..............................................................................       43,682       43,831
  Other assets..........................................................................       17,056       18,146
                                                                                          -----------  -----------
                                                                                               60,738       61,977
                                                                                          -----------  -----------

Total Assets............................................................................  $   506,141  $   471,342
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                  See notes to combined financial statements.

                       BORDEN GLOBAL PACKAGING OPERATIONS

                            COMBINED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                                 DECEMBER 31,
                                                                                            ----------------------
                                                                                               1995        1994
                                                                                            ----------  ----------
LIABILITIES & OWNER'S INVESTMENT
Current Liabilities
  Accounts payable........................................................................  $   57,976  $   63,344
  Debt payable in one year................................................................       8,323      13,651
  Accrued payroll and incentive compensation..............................................      12,297       9,898
  Accrued taxes, other than income........................................................       7,180       5,568
  Other current liabilities...............................................................      16,386      14,654
                                                                                            ----------  ----------
                                                                                               102,162     107,115
                                                                                            ----------  ----------

Long-Term Liabilities
  Long-term debt..........................................................................         538         863
  Deferred income taxes...................................................................      11,660      10,597
  Non-pension postemployment and postretirement benefit obligations.......................       2,716       2,450
  Other long-term pension liabilities.....................................................       4,782       6,421
                                                                                            ----------  ----------
                                                                                                19,696      20,331
                                                                                            ----------  ----------

Commitments and Contingencies

Owner's Investment........................................................................     384,283     343,896
                                                                                            ----------  ----------

Total Liabilities and Owner's Investment..................................................  $  506,141  $  471,342
                                                                                            ----------  ----------
                                                                                            ----------  ----------

                  See notes to combined financial statements.

                       BORDEN GLOBAL PACKAGING OPERATIONS
                   COMBINED STATEMENTS OF OWNER'S INVESTMENT
                                 (IN THOUSANDS)

                                                                ACCUMULATED                       OTHER
                                       CAPITAL OF    RETAINED   TRANSLATION   INTER-COMPANY   INTER-COMPANY
                                       SUBSIDIARIES  EARNINGS    ADJUSTMENT       LOANS        TRANSACTIONS     TOTAL
                                       -----------  ----------  ------------  --------------  --------------  ----------
Balance December 31, 1992............   $  77,215   $   80,155   $   (7,972)   $     80,036     $   74,369    $  303,803
Net Income...........................                   11,458                                                    11,458
Translation Adjustment...............                               (16,801)                                     (16,801)
Capital Contribution.................         282                                      (282)
Other Increases (Decreases) in
  Owner's Investment.................                                                20,167          1,588        21,755
                                       -----------  ----------  ------------  --------------       -------    ----------
Balance December 31, 1993............      77,497       91,613      (24,773)         99,921         75,957       320,215
Net Income...........................                   11,341                                                    11,341
Translation Adjustment...............                                 7,116                                        7,116
Capital Contribution.................         584                                      (584)
Other Increases (Decreases) in
  Owner's Investment.................                                                28,681        (23,457)        5,224
                                       -----------  ----------  ------------  --------------       -------    ----------
Balance December 31, 1994............      78,081      102,954      (17,657)        128,018         52,500       343,896
Net Income...........................                   16,277                                                    16,277
Translation Adjustment...............                                 1,895                                        1,895
Capital Contribution.................      37,863                                   (37,863)
Other Increases (Decreases) in
  Owner's Investment.................                                                28,929         (6,714)       22,215
                                       -----------  ----------  ------------  --------------       -------    ----------
Balance December 31, 1995............   $ 115,944   $  119,231   $  (15,762)   $    119,084     $   45,786    $  384,283
                                       -----------  ----------  ------------  --------------       -------    ----------
                                       -----------  ----------  ------------  --------------       -------    ----------

                   See notes to combined financial statements

                       BORDEN GLOBAL PACKAGING OPERATIONS

                       COMBINED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                       YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1995       1994       1993
                                                                                   ---------  ---------  ---------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income.....................................................................  $  16,277  $  11,341  $  11,458
  Adjustments to reconcile net income to net cash from operating activities:
    Depreciation and amortization................................................     20,371     18,927     17,120
    Net change in assets and liabilities:
      Accounts receivables.......................................................     (6,348)    (9,174)       569
      Inventories................................................................     (4,439)    (8,556)       315
      Accounts payable...........................................................     (5,368)     8,357      9,084
      Deferred income taxes......................................................      1,063        857      1,797
      Other assets...............................................................     (9,419)   (17,948)     4,875
      Other liabilities..........................................................      4,370      5,578    (12,390)
                                                                                   ---------  ---------  ---------
                                                                                      16,507      9,382     32,828
                                                                                   ---------  ---------  ---------
CASH FLOW USED IN INVESTING ACTIVITIES
    Capital expenditures.........................................................    (16,742)    (9,310)   (21,641)
    Proceeds from sale of assets.................................................      1,625      1,468      4,308
    Decrease (increase) in investment in affiliated entities.....................       (117)      (474)       443
                                                                                   ---------  ---------  ---------
                                                                                     (15,234)    (8,316)   (16,890)
                                                                                   ---------  ---------  ---------
CASH FLOWS FROM FINANCING ACTIVITIES
    Increase (decrease) in short-term debt.......................................     (5,328)     3,075     (8,465)
    Reduction in long-term debt..................................................       (325)   (20,380)    (5,799)
    Increase in intercompany loans...............................................     28,929     28,681     20,167
    Other increases (decreases) in owner's investment............................     (4,819)   (16,341)   (15,213)
                                                                                   ---------  ---------  ---------
                                                                                      18,457     (4,965)    (9,310)
                                                                                   ---------  ---------  ---------
Increase (decrease) in cash and equivalents......................................     19,730     (3,899)     6,628
Cash and equivalents at beginning of year........................................     14,687     18,586     11,958
                                                                                   ---------  ---------  ---------
Cash and equivalents at end of year..............................................  $  34,417  $  14,687  $  18,586
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid:
    Interest.....................................................................  $   1,910  $   4,612  $   5,013
    Taxes (refund)...............................................................        141       (464)     3,410
  Non-cash activity:
    Intercompany loan converted to equity........................................     37,863        584        282

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                             (DOLLARS IN THOUSANDS)

1. NATURE OF OPERATIONS, ESTIMATES AND SIGNIFICANT ACCOUNTING POLICIES

    NATURE OF OPERATIONS--Borden Global Packaging Operations ("BGP") of Borden, Inc. ("Borden") is an international producer of a diverse range of films and rigid packaging materials predominately for the food and industrial markets. BGP manufactures and distributes its products worldwide, including North America, Western Europe and the Asia/Pacific regions.

    BASIS OF PRESENTATION--BGP operates as a profit center unit of Borden and is included in Borden's consolidated financial statements. These financial statements include Borden Packaging operations in the United States and certain foreign subsidiaries, excluding Borden's South American packaging operations,. Under this structure, Borden incurs various costs in connection with the operation of the BGP business which include corporate controlled expenses, such as general and group insurance and employee benefits, and administrative overhead, such as accounting, legal, tax, credit and information services departments and executive management. These costs were allocated to BGP through intercompany charges and accumulated in the owner's investment account. These amounts in the accompanying financial statements have been allocated in a reasonable and consistent manner in order to depict the balance sheets, statements of operations and cash flows of BGP on a stand-alone basis and represent management's best estimate of a cost that would have been incurred had BGP operated on a stand-alone basis.

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates in BGP's financial statements are the allowance for doubtful accounts, accrual for general and group insurance and the corporate allocations. Actual results could differ from those estimates.

    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--Significant accounting policies followed by BGP, as summarized below, are in conformity with generally accepted accounting principles.

    PRINCIPLES OF COMBINATION--The combined financial statements include the accounts of BGP after elimination of material intracompany accounts and transactions. BGP's interests in 20% to 50% owned affiliated companies is accounted for using the equity method. The carrying value of these affiliated companies approximates BGP's interest in their underlying net assets.

    REVENUE RECOGNITION--Revenues are recognized when products are shipped. Product transfers between BGP and BGP affiliates are stated at cost and are included in revenues on this basis.

    RESEARCH AND DEVELOPMENT--Research and development costs are charged to general and administrative expense when incurred. Research and development costs amounted to $4,954, $4,659, and $4,987 during 1995, 1994, and 1993, respectively.

    ENVIRONMENTAL REMEDIATION--Environmental costs representing ongoing maintenance, monitoring and similar costs are expensed as incurred. Environmental remediation costs are accrued when environmental assessments and/or remedial efforts are probable and the cost or a reasonable range can be estimated. Environmental expenditures which improve the condition of a property are capitalized and amortized over their estimated useful life.

    CASH AND EQUIVALENTS--BGP considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

                             (DOLLARS IN THOUSANDS)

1. NATURE OF OPERATIONS, ESTIMATES AND SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
    OTHER RECEIVABLES--Consist primarily of value added tax (VAT) receivables for foreign locations. VAT and other receivables are recorded at their net realizable value at the time the transaction creating the receivable occurs.

    INVENTORIES--Inventories are stated at the lower of cost or market with cost principally being determined using the average cost and first-in, first-out methods.

    PROPERTY AND EQUIPMENT--Property and equipment are stated at cost, less a reserve for accumulated depreciation. Depreciation is recorded on the straight-line basis over useful lives ranging from 30 to 40 years for buildings and 3 to 20 years for equipment.

    Major renewals and betterments are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. When properties are retired or otherwise disposed of, related cost and accumulated depreciation are removed from the accounts and any related gain or loss is recorded in the statement of operations.

    GOODWILL--Goodwill represents the excess of the purchase price over fair value of identifiable assets of businesses acquired and is amortized on a straight-line basis over forty years. The accumulated amortization of goodwill was $10,789 and $9,053 at December 31, 1995 and 1994, respectively.

    IMPAIRMENT--The carrying value of property, equipment and intangibles is evaluated periodically by product line in relation to the expected future undiscounted cash flows of the underlying businesses.

    FOREIGN CURRENCY TRANSLATIONS--Assets and liabilities of foreign affiliates are generally translated at current exchange rates, and related translation adjustments are reported as a component of owner's investment. Amounts reflected in the statements of operations and cash flows are translated at the average rates during the year. Realized and unrealized net foreign exchange gains (losses) aggregating $363, $(620) and $496 were charged against income in 1995, 1994 and 1993, respectively.

    INCOME TAXES--The results of domestic and Canadian operations of BGP are included in Borden's consolidated tax returns. Borden uses the liability method of accounting for deferred income taxes. Deferred foreign income taxes are recorded to recognize the future effects of temporary differences which arise between financial statement assets and liabilities and their basis for income tax reporting purposes.

    For purposes of these stand-alone financial statements, income taxes are determined as though BGP filed separate U.S. federal and state corporate income tax returns. Income tax liabilities determined on a separate return basis are included in owner's investment in the accompanying financial statements. Taxes on income and losses from foreign locations are generally provided in accordance with FAS 109.

    FINANCIAL INSTRUMENTS--Borden uses forward exchange contracts and currency swaps to reduce the effect of the fluctuations in foreign currency rates. Borden hedges certain net foreign investments, firm commitments and transactions denominated in foreign currencies. Borden does not engage in speculation. Gains and losses on forward contracts are deferred and offset against foreign exchange gains or losses on the underlying hedged item. Premiums on currency swaps which hedge net foreign investments are recorded in the accumulated translation adjustment account to offset translation adjustments. The fair values of financial instruments are estimated based on quotes from brokers or current rates offered for instruments with similar characteristics. BGP enters into a limited number of contracts at the operating unit level. The notional amounts outstanding for contracts at the BGP operating unit level as of

                             (DOLLARS IN THOUSANDS)

1. NATURE OF OPERATIONS, ESTIMATES AND SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED)
December 31, 1995 and 1994 were $2,090 and $938, respectively. All contracts mature within five months and are principally with banks. Fair value of the contracts approximated the carrying value.

    CONCENTRATIONS OF CREDIT RISK--Financial instruments which potentially subject BGP to concentrations of credit risk consist principally of temporary cash investments and accounts receivable. BGP places its temporary cash investments ($34,417 at December 31, 1995 and $14,687 at December 31, 1994) with high quality institutions and, by policy, limits the amount of credit exposure to any one institution. Concentrations of credit risk with respect to accounts receivable are limited, due to the large number of customers comprising BGP's customer base and their dispersion across many different industries and geographies. BGP generally does not require collateral or other security to support customer receivables.

    PENSION AND RETIREMENT SAVINGS PLANS--Most of BGP's employees are covered under one of Borden's pension plans or one of the union-sponsored plans to which Borden contributes. BGP's cumulative liability associated with these plans is recorded on BGP's balance sheets. BGP's share of the allocated cost to fund and administer these plans is recorded in the statements of operations in the year the cost is incurred.

    Substantially all domestic employees of BGP participate in Borden's retirement savings plans. BGP's cost of providing the retirement savings plans is the amount by which it matches eligible contributions made by participating employees and is recognized as a charge to income in the year the cost is incurred.

    NON-PENSION POSTEMPLOYMENT AND POSTRETIREMENT BENEFITS--Borden provides certain health and life insurance benefits for eligible retirees and their dependents. The cost of postretirement benefits is accrued during the employees' working careers. BGP's cumulative liability associated with these plans is recorded on BGP's balance sheet. BGP's share of the allocated cost to fund and administer these plans is recorded in the statements of operations in the year the cost is incurred.

    Borden provides certain other postemployment benefits to qualified former or inactive employees. In 1993, Borden adopted, effective January 1, 1993, SFAS No. 112 "Employers' Accounting for Postemployment Benefits." The standard requires that the cost of benefits provided to former or inactive employees after employment, but before retirement, be accrued when it is probable that a benefit will be provided. The cost of providing these benefits was previously recognized as a charge to income in the period the benefits were paid. BGP's cumulative liability associated with these plans is recorded on BGP's balance sheets. BGP's share of the cost to fund and administer these plans is recorded in the statements of operations in the year the cost is incurred.

    FAIR VALUE OF FINANCIAL INSTRUMENTS--The carrying values of cash, accounts receivable and payable, other receivables, and accrued and other current liabilities as stated on the balance sheets are considered to approximate their fair market value.

    GENERAL INSURANCE RESERVE--Borden is generally self-insured for losses and liabilities relating to workers' compensation, health and welfare claims, physical damage to property, business interruption and comprehensive general, product and vehicle liability. Borden maintains insurance policies for certain items exceeding deductible limits. Losses are accrued for the estimated aggregate liability for claims using certain actuarial assumptions followed in the insurance industry and Borden's experience.

    SUPPLEMENTAL CASH FLOW INFORMATION--For the periods presented, the information provided reflects actual income tax and interest payments made by the foreign operations of BGP. For the U.S. operations, all cash payments were made by Borden.

                             (DOLLARS IN THOUSANDS)

2. RELATED PARTIES

    BGP is engaged in various transactions with Borden and its affiliated companies in the ordinary course of business. Such transactions include, among other things, participation in Borden's cash management system for the U.S. operations, the sharing of certain general and administrative costs which are allocated to BGP, and sales of products to and purchases of raw materials from other Borden operations or affiliates. In conjunction with BGP's participation in Borden's cash management system, certain of BGP's accounts receivable were sold by Borden to a finance company in 1994. These financial statements do not reflect the sale of BGP's accounts receivable by Borden in 1994 and no receivables were sold in 1995.

    Receipts, disbursements and the net cash position of BGP's U.S. operations are currently managed by Borden. Accordingly, both cash generated by and cash requirements of BGP's U.S. operations flow through the owner's investment account.

    Employee pension benefits are provided under the Borden domestic and foreign pension plans to which Borden contributes. The U.S. employees participate in the Borden retirement savings plans. Borden also provides certain health and life insurance benefits for eligible employees. BGP has recognized expenses associated with these benefits as described in Notes 5 and 6.

    The various expenses allocated by Borden to BGP included the following for the periods indicated:

                                                                                          YEARS ENDED DECEMBER 31,
                                                                                       -------------------------------
                                                                                         1995       1994       1993
                                                                                       ---------  ---------  ---------
Pension and other employee benefits..................................................  $   1,197  $     980  $   2,060
Group and general insurance..........................................................      4,626      5,653      4,800
Corporate information services.......................................................        928      1,265      1,203
Executive compensation, corporate staff department services and division overhead....      3,530      3,656      3,704

    The above expenses are reflected in the statements of operations in general and administrative expense.

    Borden charges BGP for domestic pension, retirement savings plan and postretirement and postemployment benefits based on allocations provided by its actuary. The allocations are determined by the actuary from actual employee census data which is collected annually. Charges for non-qualified pension plan benefits are allocated based on actual amounts incurred. BGP is charged for general and group insurance expense, which includes workers' compensation liability and property damage insurance, based on actual claims costs and a pro rata share of Borden's catastrophic insurance coverage premiums. For purposes of these stand-alone financial statements certain corporate services, corporate staff department services and certain administrative expenses are allocated to BGP based on usage of resources such as personnel and data processing equipment. Management believes the allocation methods described are reasonable.

                             (DOLLARS IN THOUSANDS)

2. RELATED PARTIES (CONTINUED)
    The benefit related liabilities allocated by Borden to BGP include the following for the periods indicated:

                                                                                 DECEMBER 31,
                                                                             --------------------
                                                                               1995       1994
                                                                             ---------  ---------
Net domestic pension liability.............................................  $     182  $     971
Postretirement benefit obligation..........................................      2,152      1,886
Postemployment benefit obligation..........................................        564        564
Non-qualified plan obligation..............................................      1,679      1,679
Group and general insurance................................................      3,183      3,281

    BGP purchases polyvinyl chloride ("PVC") resins from Borden Chemical and Plastics L.P. ("BCP") under Purchase and Processing Agreements between Borden and BCP which expire in November 2002. The Purchase Agreements require BCP to supply to Borden, at least 85% of the quantities of PVC resins required by Borden for use in its plants in the continental United States. The price for PVC resins will generally be the average price that BCP charges its lowest-priced major customer (other than Borden). The Purchase Agreements also provide that BCP is required to meet competitive third-party offers or allow Borden to purchase the lower-priced product from third parties in lieu of purchases under the Purchase Agreements. During 1995, 1994 and 1993 BGP purchased $28,703, $18,702 and $21,290 of PVC from BCP, respectively. BGP sales to Borden affiliates were $7,687, $6,881 and $12,035 in 1995, 1994 and 1993, respectively.

    BGP lends and borrows funds with Borden affiliates in foreign locations. Maturities are up to 60 days with interest rates at the prevailing market rates in foreign locations involved. Affiliate interest income and expense (net of tax) were eliminated from the statement of operations and the respective net loan balance is reflected in the Owner's Investment statement. Excluded amounts related to loans to (from) Borden affiliates are interest income of $6,238, $3,940 and $1,255 and interest expense of $15,987, $9,476 and $8,420 in 1995,
1994 and 1993, respectively.

3. DEBT AND LEASE OBLIGATIONS

    Debt and capital lease obligations relate to the foreign operations of BGP and consist of the following:

                                                                             DECEMBER 31, 1995       DECEMBER 31, 1994
                                                                           ----------------------  ----------------------
                                                                             LONG     DUE WITHIN     LONG     DUE WITHIN
                                                                             TERM      ONE YEAR      TERM      ONE YEAR
                                                                           ---------  -----------  ---------  -----------
Bank borrowings (at an average rate of 8.7% and 8.6%, respectively)......  $     507   $     278   $     773   $     454
Capitalized lease obligations (at an average rate of 12.3% and 12.9%,
  respectively)..........................................................         31          62          90         142
                                                                           ---------  -----------  ---------  -----------
Total current maturities of long-term debt...............................                    340                     596
Short-term debt (foreign bank loans at an average rate of 13.7% and
  10.1%, respectively)...................................................                  7,983                  13,055
                                                                           ---------  -----------  ---------  -----------
Total obligations........................................................  $     538   $   8,323   $     863   $  13,651
                                                                           ---------  -----------  ---------  -----------
                                                                           ---------  -----------  ---------  -----------

                             (DOLLARS IN THOUSANDS)

3. DEBT AND LEASE OBLIGATIONS (CONTINUED)
    Foreign debt and capital leases are collateralized by property and equipment of approximately the same value. Bank borrowings and short term debt do not have additional guaranteed borrowings available. Foreign debt is primarily held in Italy, Belgium and South Africa.

    BGP currently leases warehouse space, production facilities and vehicles under long-term or month-to-month arrangements in the domestic and foreign locations. Rental expense amounted to $3,463, $2,928 and $2,430 during 1995, 1994 and 1993, respectively. Aggregate maturities of debt and minimum annual rentals under operating leases at December 31, 1995 are as follows:

                                                                                MINIMUM RENTALS ON
                                                                       DEBT      OPERATING LEASES
                                                                     ---------  -------------------
1996...............................................................  $   8,323       $   3,406
1997...............................................................        147           2,483
1998...............................................................        148           1,914
1999...............................................................         90           1,546
2000...............................................................         23           7,800
2001 and thereafter................................................        130           4,338

4. INCOME TAXES

    Income tax expense for domestic and foreign operations that file a combined tax return with other entities were calculated utilizing statutory rates multiplied by pretax income as adjusted for known book tax differences.

    Income tax expense (benefit) before the cumulative effect of accounting change is comprised of the following:

                                                                                        1995       1994       1993
                                                                                      ---------  ---------  ---------
Current:
  Federal...........................................................................  $   4,058  $   2,808  $   1,197
  State and local...................................................................        121        430        646
  Foreign...........................................................................      6,831      2,759       (681)
                                                                                      ---------  ---------  ---------
                                                                                         11,010      5,997      1,162
Deferred:
  Federal...........................................................................       (210)       843      2,988
  State and local...................................................................        601         95        418
  Foreign...........................................................................      1,052        587      1,547
                                                                                      ---------  ---------  ---------
                                                                                          1,443      1,525      4,953
                                                                                      ---------  ---------  ---------
                                                                                      $  12,453  $   7,522  $   6,115
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

                             (DOLLARS IN THOUSANDS)

4. INCOME TAXES (CONTINUED)
    The following table reconciles the maximum statutory U.S. Federal income tax rate multiplied by BGP's income before taxes to the recorded income tax expense (benefit):

                                                                                        1995       1994       1993
                                                                                      ---------  ---------  ---------
U.S. Federal income tax at 35% (1993-34%)...........................................  $  10,056  $   6,602  $   6,162
State income tax expense, net of Federal benefit....................................        469        348        427
Foreign rate differentials..........................................................      1,854        397       (603)
Goodwill amortization and other nondeductible expenses..............................         74        175        129
                                                                                      ---------  ---------  ---------
Provision for income taxes..........................................................  $  12,453  $   7,522  $   6,115
                                                                                      ---------  ---------  ---------
                                                                                      ---------  ---------  ---------

    Domestic and foreign components of income before taxes are as follows:

                                                                                     1995       1994       1993
                                                                                   ---------  ---------  ---------
Domestic.........................................................................  $  11,505  $  10,439  $  13,805
Foreign..........................................................................     17,225      8,424      4,320
                                                                                   ---------  ---------  ---------
                                                                                   $  28,730  $  18,863  $  18,125
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

    Deferred income tax assets and liabilities for domestic operations only have been included in owner's investment. The domestic net deferred income tax liability was $16,824 and $16,444 at December 31, 1995 and 1994 and was comprised of $3,385 and $3,588 of deferred tax assets for accrued expenses and pension obligations and $20,209 and $20,032 of deferred tax liabilities for property and equipment. The foreign net deferred income tax liability was $11,660 and $10,597 at December 31, 1995 and 1994 and was comprised of $11,899 and $12,033 of net operating loss and credit carryforwards that were fully reserved with a valuation allowance and $11,660 and $10,597 of deferred tax liabilities primarily for property and equipment.

    The net change in valuation allowances of $134 in 1995 and $4,950 in 1994 primarily relates to foreign net operating losses which are not expected to be realized. Included in the loss and credit carryforward deferred tax asset at December 31, 1995 are foreign net operating loss carryforwards of $10,027 and foreign credit carryforwards of $1,872, which begin expiring in 1996.

    BGP has not recorded income taxes applicable to undistributed earnings of foreign subsidiaries that are indefinitely reinvested in foreign operations. The determination of the tax effect to such earnings is not practicable.

5. PENSION AND RETIREMENT SAVINGS PLANS

    Most employees of BGP participate in foreign and domestic pension plans sponsored by Borden. For most salaried employees, benefits under these plans generally are based on compensation and credited service. For most hourly employees, benefits under these plans are based on specified amounts per year of credited service.

    A net pension asset or liability, which approximates the portion of the total pension assets or liabilities of Borden which relates to the employees of BGP, has been reflected in BGP's stand-alone balance sheets. For domestic plans in which the employees of BGP as well as employees of other Borden affiliated businesses participate, the gross pension obligation was allocated to BGP based upon the actuarially-

                             (DOLLARS IN THOUSANDS)

5. PENSION AND RETIREMENT SAVINGS PLANS (CONTINUED) determined obligation relating to BGP's employees. The pension expense allocated to BGP for its participation in foreign plans in which it shares with affiliates amounted to $1,564, $983, and $699 during 1995, 1994 and 1993, respectively.

    The status as of December 31, 1995 and 1994 of BGP's foreign pension plans in which only employees of BGP participate is as follows:

                                                                       1995                        1994
                                                            --------------------------  --------------------------
                                                                                                      ACCUMULATED
                                                            PLAN ASSETS   ACCUMULATED   PLAN ASSETS     BENEFITS
                                                               EXCEED       BENEFITS       EXCEED        EXCEED
                                                            ACCUMULATED      EXCEED     ACCUMULATED       PLAN
                                                              BENEFITS    PLAN ASSETS     BENEFITS       ASSETS
                                                            ------------  ------------  ------------  ------------
Plan assets at fair value.................................   $   16,024    $    1,464    $   12,590    $    1,083
Actuarial present value of:
  Vested benefit obligation...............................        2,026        (3,336)       (4,690)       (2,645)
  Accumulated benefit obligation..........................       (8,318)       (3,981)       (6,665)       (3,152)
  Projected benefit obligation............................      (13,234)       (5,477)      (10,583)       (4,603)
Plan assets greater (less) than projected benefit
  obligation..............................................        2,790        (4,013)        2,007        (3,520)
Unrecognized loss.........................................        1,646           391         1,336           169
Unrecognized net transition obligation....................          272           274           218           273
Minimum liability adjustment..............................            0          (116)            0          (133)
                                                            ------------  ------------  ------------  ------------
Net pension asset (liability).............................   $    4,708    $   (3,464)   $    3,561    $   (3,211)
                                                            ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------

    Plan assets consist primarily of equity securities and corporate obligations.

    The following are the components of BGP's foreign annual net pension expense in which only employees of BGP participate:

                                                                                          1995       1994       1993
                                                                                        ---------  ---------  ---------
Service cost-benefits earned during the period........................................  $     727  $     726  $     345
Interest cost on the projected benefit obligation.....................................      1,145        901        740
Actual return on plan assets..........................................................     (1,169)      (841)      (681)
Net amortization and deferral.........................................................         50         84         84
                                                                                        ---------  ---------  ---------
                                                                                        $     753  $     870  $     488
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The weighted average rates used to determine foreign net periodic pension expense were as follows:

                                                                                            1995         1994         1993
                                                                                            -----        -----        -----
Discount rate..........................................................................         7.8%         7.0%         7.8%
Rate of increase in future compensation levels.........................................         4.7%         4.0%         4.5%
Expected long-term rate of return on plan assets.......................................         8.3%         7.9%         6.8%

    Most employees not covered by Borden sponsored plans are covered by collectively bargained agreements which are generally effective for five years. Under federal pension law, there would be

                             (DOLLARS IN THOUSANDS)

5. PENSION AND RETIREMENT SAVINGS PLANS (CONTINUED) continuing liability to these pension trusts if Borden ceased all or most participation in any such trust, and under certain other specified conditions.

    Eligible salaried and hourly non-bargaining employees may contribute up to 5% of their pay (7% for certain longer service salaried employees), which was matched 100% by Borden through the third quarter of 1993. Borden's matching was temporarily suspended in the fourth quarter of 1993. Borden's matching was reinstated at 50% in the first quarter of 1994 and has remained at such level through December 1995.

6. NON-PENSION POSTEMPLOYMENT AND POSTRETIREMENT BENEFITS

    BGP participates in Borden-sponsored non-pension postemployment and postretirement benefit plans. The postretirement plans provide certain health and life insurance benefits for eligible domestic retirees and their dependents. The costs of these benefits are accrued as a form of deferred compensation earned during the period that employees render service.

    Participants who are not eligible for Medicare are provided with the same medical benefits as active employees, while those who are eligible for Medicare are provided with supplemental benefits. The postretirement medical benefits are contributory for retirements after 1983; the postretirement life insurance benefit is noncontributory. In 1993, Borden amended the postretirement benefit plan for most employees primarily to reduce, and over several years eliminate, Borden's subsidy of retiree medical benefits.

    A liability which approximates the portion of Borden's total postemployment and postretirement obligation which relates to the domestic employees of BGP has been reflected in BGP's historical balance sheets. Such allocation was based upon the actuarially-determined obligation for these benefits relating to BGP's domestic employees.

    A portion of Borden's expense for postemployment and postretirement benefits was allocated annually to BGP (see Note 2). Management does not believe that these allocations are materially different from amounts that would be calculated historically for BGP on a stand-alone basis.

    Borden provides certain postemployment benefits, primarily medical and life insurance benefits for long-term disabled employees, to qualified former or inactive employees. In 1993, Borden adopted SFAS No. 112 effective January 1, 1993. The standard requires that the cost of benefits provided to former or inactive employees after employment, but before retirement, be accrued when it is probable that a benefit will be provided. The cost of providing these benefits was previously recognized as a charge to income in the period the benefits were paid. The cumulative effect of the change allocated to BGP as of January 1, 1993 was to decrease net income in 1993 by $552, net of income taxes of $353.

7. COMMITMENTS AND CONTINGENCIES

    ENVIRONMENTAL MATTERS--BGP, like others in similar businesses, is subject to extensive Federal, state and local environmental laws and regulations. Although BGP environmental policies and practices are designed to ensure compliance with these laws and regulations, future developments and increasingly stringent regulation could require BGP to make additional unforeseen environmental expenditures. Environmental accruals are reviewed periodically as events and developments warrant.

                             (DOLLARS IN THOUSANDS)

8. SEGMENT INFORMATION

    BGP operations includes a diverse range of film and rigid plastic packaging materials predominantly for the food and industrial markets.

    BGP's film product line includes polyvinyl chloride ("PVC") stretch films for packaging food products for supermarkets; PVC-based food wrap films in cutter boxes and perforated rolls for institutions; polyethylene ("PE")-based stretch wrap films for utilizing pallet loads; oriented polypropylene ("OPP") films for flexible packaging of salted snacks, confectionary and baked goods; and polypropylene ("PP") films for processed cheese products. The films business includes worldwide operations in North America, Europe and the Asia Pacific. BGP's rigid product line includes a variety of plastic containers, including printed pressure-formed containers, vacuum-formed undecorated trays, and injection-molded disposable products. The rigids business is primarily conducted in Europe.

    Intersegment sales and export sales are not significant.

    The following represents segment data about BGP's operations.

                                                                                  1995        1994        1993
                                                                               ----------  ----------  ----------
Geographic Information
  Net Sales
    United States............................................................  $  209,563  $  197,580  $  172,937
    Europe...................................................................     310,780     258,619     243,981
    Asia Pacific--Other......................................................     108,668      97,697      87,074
                                                                               ----------  ----------  ----------
                                                                               $  629,011  $  553,896  $  503,992
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Operating Income
    United States............................................................  $    6,476  $    7,649  $    3,321
    Europe...................................................................       9,714       4,676      12,062
    Asia Pacific--Other......................................................      12,835       9,664       6,761
                                                                               ----------  ----------  ----------
                                                                               $   29,025  $   21,989  $   22,144
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Capital Expenditures
    United States............................................................  $    3,675  $    1,986  $    4,812
    Europe...................................................................       9,843       4,467      14,442
    Asia Pacific--Other......................................................       3,224       2,857       2,387
                                                                               ----------  ----------  ----------
                                                                               $   16,742  $    9,310  $   21,641
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Identifiable Assets
    United States............................................................  $  123,101  $  125,904  $  127,680
    Europe...................................................................     295,300     262,948     245,037
    Asia Pacific--Other......................................................      87,740      82,490      77,457
                                                                               ----------  ----------  ----------
                                                                               $  506,141  $  471,342  $  450,174
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

                             (DOLLARS IN THOUSANDS)

8. SEGMENT INFORMATION (CONTINUED)

                                                                                  1995        1994        1993
                                                                               ----------  ----------  ----------
Product Line Information
  Net Sales
    Films....................................................................  $  561,603  $  493,989  $  447,164
    Rigid....................................................................      67,408      59,907      56,828
                                                                               ----------  ----------  ----------
                                                                               $  629,011  $  553,896  $  503,992
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Operating Income (Loss)
    Films....................................................................  $   32,057  $   28,016  $   26,443
    Rigid....................................................................      (3,032)     (6,027)     (4,299)
                                                                               ----------  ----------  ----------
                                                                               $   29,025  $   21,989  $   22,144
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Capital Expenditures
    Films....................................................................  $   15,350  $    8,652  $   17,430
    Rigid....................................................................       1,392         658       4,211
                                                                               ----------  ----------  ----------
                                                                               $   16,742  $    9,310  $   21,641
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Identifiable Assets
    Films....................................................................  $  436,341  $  404,850  $  380,769
    Rigid....................................................................      69,800      66,492      69,405
                                                                               ----------  ----------  ----------
                                                                               $  506,141  $  471,342  $  450,174
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------
  Depreciation and Amortization Expense
    Films....................................................................  $   16,899  $   15,662  $   14,124
    Rigid....................................................................       3,472       3,265       2,996
                                                                               ----------  ----------  ----------
                                                                               $   20,371  $   18,927  $   17,120
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

                                                                         ANNEX G

                       BORDEN GLOBAL PACKAGING OPERATIONS
                         COMBINED FINANCIAL STATEMENTS
                         AS OF APRIL 30, 1996 AND 1995
                            AND FOR THE FOUR MONTHS
                         ENDED APRIL 30, 1996 AND 1995

                       BORDEN GLOBAL PACKAGING OPERATIONS

                      COMBINED BALANCE SHEETS (UNAUDITED)

                                                                                                 APRIL 30,
                                                                                          ------------------------
                                                                                             1996         1995
                                                                                          -----------  -----------

                                                                                               (IN THOUSANDS)
ASSETS
Current Assets
  Cash and equivalents..................................................................  $    26,381  $    15,232
  Accounts receivable (net allowance for doubtful accounts of $3,759 and $4,023,
    respectively).......................................................................       87,806       96,376
  Other receivables.....................................................................       13,240       13,969
  Inventories
    Finished and in-process goods.......................................................       60,155       70,235
    Raw materials and supplies..........................................................       30,186       36,203
  Prepaids and other current assets.....................................................        1,965        2,759
                                                                                          -----------  -----------
                                                                                              219,733      234,774
                                                                                          -----------  -----------
Investment in Affiliated Companies......................................................        2,867        5,444
                                                                                          -----------  -----------
Property and Equipment
  Land..................................................................................        8,623        8,705
  Buildings.............................................................................       69,453       72,503
  Machinery and equipment...............................................................      297,186      288,759
                                                                                          -----------  -----------
                                                                                              375,262      369,967
  Less accumulated depreciation.........................................................     (169,885)    (160,784)
                                                                                          -----------  -----------
                                                                                              205,377      209,183
                                                                                          -----------  -----------
Other Non-Current Assets
  Goodwill..............................................................................       44,213       43,263
  Other assets..........................................................................       16,036       18,454
                                                                                          -----------  -----------
                                                                                               60,249       61,717
                                                                                          -----------  -----------
Total Assets............................................................................  $   488,226  $   511,118
                                                                                          -----------  -----------
                                                                                          -----------  -----------
LIABILITIES & OWNER'S INVESTMENT
Current Liabilities
  Accounts payable......................................................................  $    69,015  $    76,192
  Debt payable in one year..............................................................        6,601        5,461
  Accrued payroll and incentive compensation............................................       11,567       10,849
  Accrued taxes, other than income......................................................        7,756        6,314
  Other current liabilities.............................................................       15,392       11,372
                                                                                          -----------  -----------
                                                                                              110,331      110,188
                                                                                          -----------  -----------
Long-Term Liabilities
  Long-term debt........................................................................          470          740
  Deferred income taxes.................................................................       11,274       11,775
  Non-pension postemployment and postretirement benefit obligations.....................        2,716        3,520
  Other long-term pension liabilities...................................................        3,903        3,782
                                                                                          -----------  -----------
                                                                                               18,363       19,817
                                                                                          -----------  -----------
Commitments and Contingencies
Owner's Investment......................................................................      359,532      381,113
                                                                                          -----------  -----------
Total Liabilities and Owner's Investment................................................  $   488,226  $   511,118
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                   See notes to combined financial statements

                       BORDEN GLOBAL PACKAGING OPERATIONS

                 COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

                                 (IN THOUSANDS)

                                                                                        FOUR MONTHS ENDED
                                                                                            APRIL 30,
                                                                                      ----------------------
                                                                                         1996        1995
                                                                                      ----------  ----------
Net sales...........................................................................  $  184,940  $  200,795
Cost of goods sold..................................................................     153,208     163,848
                                                                                      ----------  ----------

Gross margin........................................................................      31,732      36,947

Operating costs and expenses
  Distribution expense..............................................................       7,819       8,114
  Marketing expense.................................................................      10,992      11,174
  General and administrative expense................................................       9,927       9,461
                                                                                      ----------  ----------

Operating income....................................................................       2,994       8,198

Other non-operating (income) expense
  Net interest expense..............................................................         421         703
  Other expense (income)--Net.......................................................         177        (358)
                                                                                      ----------  ----------

Income before income taxes..........................................................       2,396       7,853
Income tax expense..................................................................       1,153       3,244
                                                                                      ----------  ----------

Net income..........................................................................  $    1,243  $    4,609
                                                                                      ----------  ----------
                                                                                      ----------  ----------

                  See notes to combined financial statements.

                       BORDEN GLOBAL PACKAGING OPERATIONS

                 COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)

                                 (IN THOUSANDS)

                                                                                                 SIX MONTHS ENDED
                                                                                                     APRIL 30,
                                                                                                 -----------------
                                                                                                       1996
                                                                                                 -----------------
Net sales......................................................................................     $   291,346
Cost of goods sold.............................................................................         238,220
                                                                                                       --------

Gross margin...................................................................................          53,126

Operating costs and expenses
  Distribution expense.........................................................................          11,774
  Marketing expense............................................................................          17,062
  General and administrative expense...........................................................          14,798
                                                                                                       --------

Operating income...............................................................................           9,492

Other non-operating (income) expense
  Net interest expense.........................................................................             367
  Other expense (income)--Net..................................................................            (351)
                                                                                                       --------

Income before income taxes.....................................................................           9,476
Income tax expense.............................................................................           4,073
                                                                                                       --------

Net income.....................................................................................     $     5,403
                                                                                                       --------
                                                                                                       --------

                  See notes to combined financial statements.

                       BORDEN GLOBAL PACKAGING OPERATIONS

                 COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                 (IN THOUSANDS)

                                                                                             FOR THE FOUR MONTHS
                                                                                               ENDED APRIL 30,
                                                                                            ----------------------
                                                                                               1996        1995
                                                                                            ----------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income..............................................................................  $    1,243  $    4,609
  Adjustments to reconcile net income to net cash from operating activities:
    Depreciation and amortization.........................................................       6,934       6,707
    Net change in assets and liabilities:
      Accounts receivables................................................................       5,167     (10,480)
      Inventories.........................................................................      (1,080)    (21,616)
      Accounts payable....................................................................      11,039      12,848
      Deferred income taxes...............................................................        (386)      1,178
      Other assets........................................................................       3,433      (9,672)
      Other liabilities...................................................................      (2,027)     (3,154)
                                                                                            ----------  ----------
                                                                                                24,323     (19,580)
                                                                                            ----------  ----------
CASH FLOW USED IN INVESTING ACTIVITIES
    Capital expenditures..................................................................      (6,740)     (1,706)
    Proceeds from sale of assets..........................................................       2,029          94
    Decrease (increase) in investment in affiliated entities..............................         136      (2,558)
                                                                                            ----------  ----------
                                                                                                (4,575)     (4,170)
                                                                                            ----------  ----------
CASH FLOWS FROM FINANCING ACTIVITIES
    Increase (decrease) in short-term debt................................................      (1,722)     (8,190)
    Reduction in long-term debt...........................................................         (68)       (123)
    Increase (decrease) in owner's investment.............................................     (25,994)     32,608
                                                                                            ----------  ----------
                                                                                               (27,784)     24,295
                                                                                            ----------  ----------
    Increase (decrease) in cash and equivalents...........................................      (8,036)        545
    Cash and equivalents at beginning of period...........................................      34,417      14,687
                                                                                            ----------  ----------
    Cash and equivalents at end of period.................................................  $   26,381  $   15,232
                                                                                            ----------  ----------
                                                                                            ----------  ----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
    Interest paid.........................................................................  $      475  $      581
    Taxes paid............................................................................       1,728         352

                NOTES TO COMBINED INTERIM FINANCIAL INFORMATION

SIGNIFICANT ACCOUNTING POLICIES

    The accounting policies followed by BGP in the interim financial information are generally consistent with those used in the December 31, 1995 combined financial statements and include all normal, recurring adjustments which, in the opinion of management, are necessary for a fair presentation of the financial position and results of operations for such periods.

OWNER'S INVESTMENT INFORMATION

    Owner's Investment information is not prepared on an interim basis for BGP.

             PROXY SPECIAL MEETING OF STOCKHOLDERS--OCTOBER 9, 1996
                              AEP INDUSTRIES INC.
                                  COMMON STOCK

    The undersigned, a stockholder of AEP INDUSTRIES INC., does hereby appoint Paul M. Feeney and Lawrence R. Noll, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote and the Special Meeting of Stockholders to be held on Wednesday, October 9, 1996, at 10:00 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

1.         To approve the issuance of that number of shares of Common Stock, par value $.01, of the Company as may be issuable pursuant to the Purchase Agreement, dated as of June 20, 1996, between the Company and Borden,
           Inc., providing for the acquisition by the Company of certain assets, including the capital stock of certain subsidiaries of Borden, Inc., which together comprise the packaging division of Borden, Inc.,the number of shares of Common Stock to be issued to be a minimum of 2,412,818 shares, subject to increase to a maximum of
           4,000,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
2.         In their discretion, upon such other matters as may properly come before the meeting.

                          (CONTINUED ON REVERSE SIDE)

    The shares represented by this Proxy will be voted as directed by the stockholder. If no direction is given, such shares will be voted for Proposal 1 and in accordance with the discretion of the proxies on any other matter that may properly come before the meeting.

    IMPORTANT: BEFORE RETURNING THIS PROXY, PLEASE SIGN YOUR NAME OR NAMES ON THE LINE(S) BELOW EXACTLY AS SHOWN THEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS OR CORPORATE OFFICERS SHOULD INDICATE THEIR FULL TITLES WHEN SIGNING. WHERE SHARES ARE REGISTERED IN THE NAME OF JOINT TENANTS OR TRUSTEES, EACH JOINT TENANT OR TRUSTEE SHOULD SIGN.

    PLEASE MARK, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                             DATED _______________________, 1996
                                             _____________________________(L.S.)
                                             _____________________________(L.S.)
                                             Stockholder(s) Sign Here